As filed with the Securities and Exchange Commission on February 11, 2015

Registration No. 333-187642

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO. 6	☒
POST-EFFECTIVE AMENDMENT NO.	☐
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☐

GOLDMAN SACHS BDC, INC.

(Exact name of Registrant as Specified in Charter)

200 West Street New York, New York 10282

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 902-0300

Jonathan Lamm

Goldman Sachs BDC, Inc.

200 West Street

New York, New York 10282

(Name and Address of Agent for Service)

Copies of information to:

Stuart Gelfond, Esq. Fried, Frank, Harris, Shriver & Jacobson LLP One New York Plaza New York, New York 10004 Telephone: (212) 859-8000 Facsimile: (212) 859-4000

Geoffrey R.T. Kenyon, Esq.

Richard Horowitz, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Telephone: (212) 698-3500

Facsimile: (212) 698-3599

Monica J. Shilling, Esq.

Proskauer Rose LLP

2049 Century Park East, 32nd Floor

Los Angeles, CA 90067-3206

Telephone: (310) 557-2900

Facsimile: (310) 557-2193

Margery K. Neale, Esq. James G. Silk, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019 Telephone: (212) 728-8000 Facsimile: (212) 728-9294

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than Securities offered in connection with a dividend reinvestment plan, check the following box.     ☐

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY PROSPECTUS

SUBJECT TO COMPLETION, DATED February 11, 2015

SHARES

GOLDMAN SACHS BDC, INC.

We are an externally managed specialty finance company that is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We were formed by The Goldman Sachs Group, Inc. (“Group Inc.”) to invest primarily in middle-market companies in the United States. Our investment objective is to generate current income and, to a lesser extent, capital appreciation through direct originations of secured debt, including first lien, first lien/last-out unitranche and second lien debt, unsecured debt, including mezzanine debt and, to a lesser extent, investments in equities.

We are managed by our investment adviser, Goldman Sachs Asset Management, L.P. (“GSAM”), a wholly-owned subsidiary of Group Inc. Group Inc., together with Goldman, Sachs & Co., GSAM and its other subsidiaries and affiliates, is referred to herein as “Goldman Sachs.”

This is an initial public offering of our shares of common stock (the “IPO”). All of the shares of common stock offered by this prospectus are being sold by us.

Our shares of common stock have no history of public trading. We currently expect that the initial public offering price per share of our common stock will be between $             and $            . We have applied to have our common stock listed on the New York Stock Exchange (“NYSE”) under the symbol “             .”

Group Inc. has entered into an agreement (the “10b5-1 Plan”) with             in accordance with Rules 10b5-1 and 10b-18 under the Securities Exchange Act of 1934, as amended, under which             , as agent for Group Inc., will buy up to the lesser of $25 million in the aggregate of our common stock or such amount that would not bring Group Inc.’s ownership of our common stock over 19.9%. Any such purchases under the 10b5-1 Plan will occur during the period beginning after four full calendar weeks after the closing of this offering and ending on the earlier of the date on which all the capital committed to the plan has been exhausted or one year after the closing of this offering, subject to certain conditions. See “Related Party Transactions and Certain Relationships.”

We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups (JOBS) Act.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (the “SEC”). This information will be available by written or oral request and free of charge by contacting us at             , or by calling us collect at             . Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

Shares of closed-end investment companies that are listed on an exchange, including BDCs, frequently trade at a discount to their net asset value (“NAV”) per share. If our shares trade at a discount to our NAV, it may increase the risk of loss for purchasers in this offering. Assuming an initial public offering price of $             per share (the midpoint of the estimated initial public offering price range), purchasers in this offering will experience immediate dilution of approximately $             per share. See “Dilution” for more information.

Our distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investing in our common stock involves a high degree of risk, including credit risk and the risk of the use of leverage, and is highly speculative. The securities in which we invest will generally not be rated by any rating agency, and if they were rated, they would be below investment grade. These securities, which may be referred to as “junk bonds,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock in “Risk Factors” beginning on page 20 of this prospectus.

	Per Share	Total
Public offering price	$	$
Sales load(1)	$	$
Proceeds, before expenses, to us(2)	$	$

(1)	See “Underwriting” for a more complete description of underwriting compensation.
(2)	We estimate that we will incur offering expenses of approximately $ , or approximately $ per share, in connection with this offering.

The underwriters may exercise their over-allotment option to purchase up to an additional shares from us, at the public offering price, less the underwriting discount, for 30 days after the date of this prospectus. If the underwriters exercise this over-allotment option in full, the total underwriting discount will be $            , and total proceeds to us, before expenses, will be $            .

The shares will be delivered on or about             , 2015.

Joint Book-Running Managers

BofA Merrill Lynch	Goldman Sachs & Co.	Morgan Stanley

Citigroup	Credit Suisse	Wells Fargo Securities

The date of this prospectus is             , 2015.

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make any representations not contained in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume the information contained in this prospectus is accurate after the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

TRADEMARKS

This prospectus contains trademarks and service marks owned by Goldman Sachs. This prospectus may also contain trademarks and service marks owned by third parties.

SUMMARY

This summary highlights some of the information contained elsewhere in this prospectus. This summary may not contain all of the information that you should consider before investing in our common stock offered by this prospectus. You should review the more detailed information contained in this prospectus, especially the information set forth under the heading “Risk Factors.”

Unless indicated otherwise in this prospectus or the context requires otherwise, the terms “Company,” “we,” “us” or “our” refer to Goldman Sachs BDC, Inc., or for periods prior to our conversion from a limited liability company to a corporation (the “Conversion”),“Goldman Sachs Liberty Harbor Capital, LLC.” The terms “GSAM” or our “investment adviser” refer to Goldman Sachs Asset Management, L.P. The term “Group Inc.” refers to The Goldman Sachs Group, Inc. The term “Goldman Sachs” refers to Group Inc., together with Goldman, Sachs & Co., GSAM and its other subsidiaries and affiliates.

We have elected to be regulated as a BDC under the Investment Company Act. In addition, for U.S. federal income tax purposes, we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code.

Unless indicated otherwise, the information in this prospectus assumes no exercise by the underwriters of their over-allotment option.

Goldman Sachs BDC

We are a specialty finance company focused on lending to middle-market companies. Since we were formed in 2012, we have originated more than $ billion in aggregate principal amount of debt and equity investments on our balance sheet prior to any subsequent exits or repayments. We seek to generate current income and, to a lesser extent, capital appreciation through direct originations of secured debt, including first lien, first lien/last-out unitranche and second lien debt, unsecured debt, including mezzanine debt and, to a lesser extent, investments in equities. Unitranche loans are first lien loans that may extend deeper in a company’s capital structure than traditional first lien debt and may provide for a waterfall of cash flow priority between different lenders in the unitranche loan. We use the term “mezzanine,” when applicable, to refer to a loan that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness.

We invest primarily in U.S. middle-market companies, which we believe have been underserved in recent years by traditional providers of capital such as banks and the public debt markets. In describing our business, we generally use the term “middle-market” to refer to companies with earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) of between $5 million and $75 million annually. However, we may from time to time invest in larger or smaller companies. We generate revenues primarily through receipt of interest income from the investments we hold. In addition, we generate income from various loan origination and other fees, dividends on direct equity investments and capital gains on the sales of investments. The companies in which we invest use our capital for a variety of reasons, including to support organic growth, fund acquisitions, make capital investments and for refinancings and recapitalizations.

Investment Strategy

Our origination strategy focuses on leading the negotiation and structuring of the loans or securities in which we invest and holding the investments in our portfolio to maturity. In many cases we are the sole investor in the loan or security in our portfolio. Where there are multiple investors, we generally seek to control or obtain significant influence over the rights of investors in the loan or security. Our investments typically have maturities between three and ten years and generally range in size between $10 million and $75 million, although we may make larger or smaller investments on occasion. In addition, part of our strategy involves an investment in a new joint venture with the Regents of the University of California (“Cal Regents”), as further discussed below.

Investment Portfolio

As of September 30, 2014, our portfolio (which term does not include our investment in a money market fund managed by an affiliate of Group, Inc.) on a fair value basis, was comprised of approximately 96.5% secured debt investments (52.3% in first lien debt (including 18.2% in first lien/last-out unitranche loans) and 44.2% in second lien debt), 3.4% in preferred stock and 0.1% in common stock.

As of September 30, 2014, our portfolio was invested across 22 different industries. The largest industries in our portfolio, based on fair value as of September 30, 2014, were diversified telecommunication services, internet software and services, and professional services, which represented, as a percentage of our portfolio, 12.4%, 11.5% and 10.1%, respectively.

As of September 30, 2014, we had 43 investments in 35 portfolio companies with an aggregate fair value of $824.43 million. As of September 30, 2014, 99.0% of our portfolio investments at fair value were in U.S. domiciled companies. As of September 30, 2014, on a fair value basis, approximately 84.0% were invested in debt bearing a floating interest rate with an interest rate floor and approximately 16.0% of our portfolio investments were in debt bearing a fixed interest rate (including preferred stock investments).

As of September 30, 2014, the weighted average gross yield of our total portfolio at cost and fair value was 10.7% and 10.6%, respectively, and the weighted average net debt to EBITDA of the companies in our portfolio was 3.9 times. At September 30, 2014, no investments in our portfolio were on non-accrual status.

As of December 31, 2013, we had 26 investments in 25 portfolio companies with an aggregate fair value of $493.42 million. As of December 31, 2013, over 99.1% of our portfolio investments at fair value were in U.S. domiciled companies. As of December 31, 2013, on a fair value basis, approximately 80.5% of our portfolio investments were in debt bearing a floating rate with an interest rate floor and approximately 19.5% of our portfolio investments were in debt bearing a fixed interest rate (including preferred stock investments).

Our Investment Adviser

GSAM, a Delaware limited partnership, serves as our investment adviser and has been registered as an investment adviser with the SEC since 1990. Subject to the supervision of our Board of Directors, a majority of which is made up of independent directors (including an independent Chairman), GSAM manages our day-to-day operations and provides us with investment advisory and management services and certain administrative services. GSAM is part of Group Inc., a public company that is a bank holding company, financial holding company and a world-wide, full-service financial services organization. Group Inc. is the general partner and owner of GSAM. GSAM has been providing financial solutions for investors since 1988 and had approximately $999.2 billion of assets under supervision as of September 30, 2014.

The Private Credit Group of GSAM (the “GSAM Private Credit Group”) is responsible for identifying investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. As of September 30, 2014, the GSAM Private Credit Group was comprised of 15 investment professionals, all of whom are predominantly dedicated to the Company. These professionals are supported by an additional 16 investment professionals who are primarily focused on investment strategies in syndicated, liquid credit (together with the GSAM Private Credit Group, “GSAM Liberty Harbor”). These individuals may have additional responsibilities other than those relating to us, but generally allocate a significant portion of their time in support of our business and our investment objective as a whole. In addition, GSAM believes that it has best in class support personnel, including expertise in risk management, legal, accounting, tax, information technology and compliance, among others. We expect to benefit from the support provided by these personnel in our operations.

The GSAM Private Credit Group takes a bottom-up, fundamental research approach to investing and focuses primarily on corporate credit investment opportunities in North America. The senior members of the GSAM Private Credit Group have been working together since 2006 and have an average of over 14 years of experience in leveraged finance and private transactions. The voting members of our investment committee collectively have over 50 years of experience in middle-market investing and activities related to middle-market investing.

The GSAM Private Credit Group has an investment committee comprised of five voting members, including our Chief Executive Officer, Brendan McGovern, two senior investment professionals, Salvatore Lentini and Scott Turco, our Head of Research, David Yu, and our Chief Operating Officer, Jon Yoder, as well as three non-voting members with operational and legal expertise. See “Management—Biographical Information” for a description of the experience of each of the individual voting members of our investment committee. The investment committee is responsible for approving all of our investments. The investment committee also monitors investments in our portfolio and approves all asset dispositions. The investment committee engages in each stage of the investment process in order to prioritize and direct the underwriting of each potential investment opportunity. The extensive and varied experience of the investment professionals serving on our investment committee includes expertise in privately originated and publicly traded leveraged credit, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity. This diverse skill set provides a range of perspectives in the evaluation of each investment opportunity.

Allocation of Opportunities

The GSAM Private Credit Group is currently the only business unit of GSAM that is primarily engaged in pursuing middle-market direct lending opportunities. By “middle-market direct lending opportunities” we mean opportunities to underwrite and fund loans to operating businesses generating up to $75 million of EBITDA annually. Middle-market direct lending opportunities do not include opportunities to purchase loans from other underwriters or in secondary market transactions, or lending opportunities backed by real property or a personal guarantee collateralized by personal cash, securities or other personal assets. In some cases, due to information barriers that are in place, other Goldman Sachs funds or accounts may compete with the Company for specific investment opportunities without being aware that they are competing against each other.

In addition to the GSAM Private Credit Group’s significant resources, including dedicated employees committed to sourcing middle-market direct lending opportunities, the Investment Management Division of Goldman Sachs currently has in place a practice designed to refer all middle-market direct lending opportunities sourced by Goldman Sachs’ Private Wealth Management business to the GSAM Private Credit Group. From time to time, other business units of GSAM and other divisions of Goldman Sachs, including the Investment Banking Division, the Securities Division and the Merchant Banking Division, may refer middle-market direct lending opportunities to the GSAM Private Credit Group; however, there are currently no procedures or practices in place designed to do so and in most cases the GSAM Private Credit Group will not get referrals of middle-market direct lending opportunities from these other business units or divisions. Whether sourced by the GSAM Private Credit Group or referred to the GSAM Private Credit Group by another business unit or division of Goldman Sachs, determinations regarding the allocation of middle-market direct lending opportunities to the Company will be made on a case-by-case basis in accordance with GSAM’s allocation policies and procedures. For a further explanation of the allocation of opportunities and other conflicts and the risks related thereto, please see “Potential Conflicts of Interest.”

Corporate Structure

We were formed as a private fund in September 2012 and commenced operations in November 2012, using seed capital contributions we received from Group Inc. In March 2013, we elected to be treated as a BDC. We currently have over 700 stockholders, and no individual stockholder owns greater than 3% of our common stock other than Group Inc., which owned approximately 19.85% of our common stock as of September 30, 2014. As of September 30, 2014, we have raised approximately $505.43 million, subsequent to the Conversion, in connection with the private placement of our common stock. See “Business—Formation Transactions.”

The following chart depicts our ownership structure after giving effect to this offering:

(1)	Reflects % held by Group Inc. and % held by employees of Goldman Sachs.

Competitive Advantages

The Goldman Sachs Platform: Goldman Sachs is a leading global financial institution that provides a wide range of financial services to a substantial and diversified client base, including companies and high net worth individuals, among others. The firm is headquartered in New York, and maintains offices across the United States and in all major financial centers around the world. Group Inc.’s asset management subsidiary, GSAM, is one of the world’s leading investment managers with over 700 investment professionals and approximately $999.2 billion of assets under supervision as of September 30, 2014. GSAM’s investment teams, including the GSAM Private Credit Group, capitalize on the relationships, market insights, risk management expertise, technology and infrastructure of Goldman Sachs. We believe the Goldman Sachs platform delivers a meaningful competitive advantage to us in the following ways:

•	Origination of Investment Opportunities: Goldman Sachs has a preeminent network of relationships and the ability to provide valued intellectual, as well as financial, capital to middle-market borrowers which we believe significantly enhances our origination capability. We believe that many borrowers prefer to do business with Goldman Sachs and its advised funds because of its ability to offer further services to middle-market companies as they grow in their life cycle, including financial advice, acquisition opportunities and capital markets expertise. The GSAM Private Credit Group is also able to leverage the Goldman Sachs platform to provide middle-market companies with access to Goldman Sachs’ broad client network, which can be utilized to find new customers and partners as the GSAM Private Credit Group seeks to grow and execute its strategic plans.

•	Evaluation of Investment Opportunities: The GSAM Private Credit Group is comprised of seasoned professionals with significant private credit investing experience. The team draws on a diverse array of skill sets, spanning fundamental credit and portfolio management, as well as legal and transactional structuring expertise. The GSAM Private Credit Group is trained in, and utilizes, proprietary investment practices and procedures developed over many decades by Goldman Sachs, including those related to performing due diligence on prospective portfolio investments and reviewing the backgrounds of potential partners. Further, Goldman Sachs is an active participant in a wide array of industries, both in service to clients operating in many different industries and acting as a principal or customer in such industries. Accordingly, Goldman Sachs houses a tremendous amount of industry knowledge and experience. The GSAM Private Credit Group is able to draw upon these industry insights and expertise as it evaluates investment opportunities.

•

Risk Monitoring of Investments: The GSAM Private Credit Group team has significant processes and procedures in place, including proprietary information technology systems, to monitor and evaluate the performance of its investments at the asset level. In addition, we benefit from Goldman Sachs’ extensive risk management capabilities, which have been developed and honed over many investment cycles. Our portfolio is regularly reviewed and stressed under various scenarios by senior risk management personnel within Goldman Sachs. These scenarios are drawn from the expertise developed by Goldman Sachs for its own balance sheet. This risk monitoring is designed to minimize the risk of capital loss and maintain an investment portfolio that is expected to perform in a broad range of economic conditions.

•	Financing of Portfolio: As one of the world’s largest asset management firms, GSAM is a significant counterparty to many providers of capital. In addition, GSAM has a world-class asset management infrastructure, including significant resources in operations, legal, compliance and other support functions. This scale, combined with the institutional infrastructure to support it, gives capital providers an incentive to do business with GSAM and confidence that their capital will be well guarded. Accordingly, we believe that we have been able to obtain favorable terms from financing providers, including attractive interest rates, advance rates, durations and covenants. We believe that we will continue to benefit from GSAM’s scale and infrastructure through attractive financing terms as we seek additional sources of capital in the future.

Existing Portfolio of Performing, Predominantly Senior, Floating Rate Loans: As an operating BDC for over a year, we have built up a sizable existing portfolio. As of September 30, 2014, we had 43 investments in 35 portfolio companies with an aggregate fair value of $824.43 million. As of September 30, 2014, 99.0% of our portfolio investments at fair value were in U.S. domiciled companies. As of September 30, 2014, on a fair value basis, approximately 84.0% were invested in debt bearing a floating interest rate with an interest rate floor and approximately 16.0% of our portfolio investments were in debt bearing a fixed interest rate (including preferred stock investments). We believe that this portfolio will generate attractive risk adjusted levels of income that will help support a dividend payment to our stockholders.

Strategic Joint Venture: Additionally, on July 18, 2014, we agreed to co-invest with Cal Regents through the Senior Credit Fund, LLC (the “Senior Credit Fund”), an unconsolidated Delaware limited liability company. The purpose of the Senior Credit Fund is to take advantage of attractive long-term financing and invest primarily in more conservative first lien loans to middle-market companies, often bearing comparatively lower interest rates. The Senior Credit Fund is expected to utilize a debt-to-equity ratio of approximately 2:1 and is currently targeting a mid-teens return on our investment, although this target may change over time depending on market conditions. The Senior Credit Fund is managed by a six-member board of managers, on which we and Cal Regents each have equal representation. Investment decisions generally must be unanimously approved by a quorum of the board of managers. Establishing a quorum for the Senior Credit Fund’s board of managers requires at least four members to be present at a meeting, including at least two of our representatives and two of Cal Regents’ representatives. If there are five members present at a meeting, all three representatives of Cal Regents must be present to constitute a quorum. We and Cal Regents each have 50% economic ownership of the Senior Credit Fund and each have subscribed to fund $100.00 million, none of which was contributed as of September 30, 2014. Our objective is to increase the weighted average yield on our portfolio as the capital we committed to the Senior Credit Fund is deployed. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments.”

Broad Existing Shareholder Base: We currently have over 700 stockholders and no individual stockholder owns greater than 3% of our common stock other than Group Inc., which owned approximately 19.85% of our common stock as of September 30, 2014. We believe that the breadth of our shareholder base and our proven ability to attract investors will continue to support our future growth plans. These investors committed to our business with limited opportunity for liquidity, and have agreed to a lock-up period following completion of this offering. Group Inc. has entered the 10b5-1 Plan with              in accordance with Rules 10b5-1 and 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), under which             , as agent for Group Inc., will buy up to the lesser of $25 million in the aggregate of our common stock or such amount that would not bring Group Inc.’s ownership of our common stock over 19.9%. Any such purchases under the 10b5-1 Plan will occur during the period beginning after four full calendar weeks after the closing of this offering and ending on the earlier of the date on which all the capital committed to the plan has been exhausted or one year after the closing of this offering, subject to certain conditions. See “Related Party Transactions and Certain Relationships.”

Market Opportunity

The GSAM Private Credit Group believes that existing market conditions and regulatory changes have combined to create an attractive investment environment for us. Specifically:

•

Recent changes in the regulatory capital charges imposed on the banking sector for unrated, illiquid assets have caused banks to reduce their lending activities to middle-market companies. Stakeholders in banks, including their shareholders, lenders and regulators, continue to exert pressure to contain the amount of illiquid, unrated assets held on bank balance sheets. Examples of this include moves to codify the BASEL III accords in the United States, which would increase the regulatory capital charge for lower rated and unrated assets in most instances, and continued investor focus on the amount of illiquid assets whose fair value cannot be determined by using observable measures, or “Level 3 assets,” held on bank balance sheets. As a result, the GSAM Private Credit

Group believes that many banks have been forced to reduce their lending to middle-market companies, creating an opportunity for alternative lenders such as us to fill the void.

•	Changes in business strategy by banks have further reduced the supply of capital to middle-market companies. The trend of consolidation of regional banks into money center banks has reduced the focus of these businesses on middle-market lending. Money center banks traditionally focus on lending and providing other services to large corporate clients to whom they can deploy larger amounts of capital more efficiently. The GSAM Private Credit Group believes that this has resulted in fewer bank lenders to U.S. middle-market companies and reduced the availability of debt capital to the companies we target.

•	The capital markets have been unable to fill the void in middle-market finance left by banks. While underwritten bond and syndicated loan markets have been robust in recent years, middle-market companies are rarely able to access these markets as participants are generally highly focused on the liquidity characteristics of the bond or loan being issued. For example, mutual funds and exchange traded funds (“ETFs”) are significant buyers of underwritten bonds. However, mutual funds and ETFs generally require the ability to liquidate their investments quickly in order to fund investor redemptions. Accordingly, the existence of an active secondary market for bonds is an important consideration in the initial investment decision. Because there is typically no active secondary market for the debt of U.S. middle-market companies, mutual funds and ETFs generally do not provide capital to U.S. middle-market companies. The GSAM Private Credit Group believes that this is likely to be a persistent problem for the capital markets and creates an advantage for investors like us who have a more stable capital base and can therefore invest in illiquid assets.

•	It is difficult for new lending platforms to enter the middle market and fill the capital void because it is very fragmented. While the middle market is a very large component of the U.S. economy, it is a highly fragmented space with thousands of companies operating in many different geographies and industries. Typically, companies that need capital find lenders and investors based on pre-existing relationships, referrals and word of mouth. Developing the many relationships required and wide-spread recognition as a source of capital to the middle market is a time consuming, highly resource-intensive endeavor. As a result, the GSAM Private Credit Group believes that it is difficult for new lending platforms to successfully enter the middle market, thereby providing insulation from rapid shifts in the supply of capital to the middle market that might otherwise disrupt pricing of capital.

Operating and Regulatory Structure

We have elected to be treated as a BDC under the Investment Company Act. As a BDC, we are generally prohibited from acquiring assets other than qualifying assets unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of eligible portfolio companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the Investment Company Act, “eligible portfolio companies” include (i) private U.S. operating companies, (ii) public U.S. operating companies whose securities are not listed on a national securities exchange (e.g., the NYSE) or registered under the Exchange Act, and (iii) public U.S. operating companies having a market capitalization of less than $250 million. Public U.S. operating companies whose securities are quoted on the over-the-counter bulletin board and through OTC Markets Group Inc. are not listed on a national securities exchange and therefore are eligible portfolio companies. See “Regulation.”

We have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, commencing with our taxable year ended December 31, 2013. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends if we meet certain source of income, distribution and asset diversification requirements. We intend to timely distribute to our stockholders substantially all of our annual taxable income for each year, except that we may retain certain net capital gains for reinvestment and, depending upon the level of taxable income earned in a year, we may choose to carry forward taxable income for distribution in the following year and pay any applicable U.S. federal excise tax. In addition, the distributions we pay to our stockholders in a year may exceed our net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. See “Distributions.”

Use of Leverage

Our Revolving Credit Facility (as defined below) allows us to borrow money and lever our investment portfolio, subject to the limitations of the Investment Company Act, with the objective of increasing our yield. This is known as “leverage” and could increase or decrease returns to our stockholders. The use of leverage involves significant risks. As a BDC, with certain limited exceptions, we are only permitted to borrow amounts such that our asset coverage, as defined in the Investment Company Act, equals at least 200% after such borrowing. Certain trading practices and investments, such as reverse repurchase agreements, may be considered borrowings or involve leverage and thus subject to Investment Company Act restrictions. In accordance with applicable SEC staff guidance and interpretations, when we engage in such transactions, instead of maintaining asset coverage of at least 200%, we intend to segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to our exposure, on a mark-to-market basis, to such transactions (as calculated pursuant to requirements of the SEC). Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered borrowings for these purposes. Practices and investments that may involve leverage but are not considered borrowings are not subject to the Investment Company Act’s asset coverage requirement and we will not otherwise segregate or earmark liquid assets or enter into offsetting positions for such transactions. The amount of leverage that we employ will depend on our investment adviser’s and our Board of Directors’ assessment of market conditions and other factors at the time of any proposed borrowing.

Recent Developments

Investment Activity

From         through         , we made new investment commitments with an aggregate fair value of approximately $        , of which approximately $         were funded. Of these new commitments, approximately         % were in secured debt investments, comprised of         % in first lien debt (including         % in first lien/last-out unitranche loans),         % in second lien debt,         % in preferred stock and         % in common stock. Of the approximately $         of new investment commitments, approximately         % were invested in debt bearing a floating interest rate with an interest rate floor and approximately         % were invested in debt bearing a fixed interest rate (including preferred stock investments).

From         through         , we exited approximately $         of investment commitments. Of these investment commitments, approximately         % were in secured debt investments, comprised of         % in first lien debt (including         % in first lien/last-out unitranche loans) and         % in second lien debt,         % in preferred stock and         % in common stock. Of the approximately $         of exited investment commitments, approximately         % were invested in debt bearing a floating interest rate with an interest rate floor and approximately         % of our portfolio investments were in debt bearing a fixed interest rate (including preferred stock investments). The weighted average gross yield of our total portfolio exited or repaid during the period at cost and fair value was approximately         % and         %, respectively. On the approximately $         million of investment commitments exited from         through         , we recognized total net realized losses of approximately         $        .

In addition, as of             , we had an investment backlog and pipeline of approximately $         and $        , respectively. Investment backlog consists of investments approved by the investment committee of GSAM Private Credit Group and/or for which a letter of intent has been issued and that we believe are likely to close. Investment pipeline includes transactions where due diligence and analysis are in process but no formal mandate, letter of intent or signed commitment has been issued. The consummation of any of the investments in this backlog and pipeline depends upon, among other things, one or more of the following: satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment and the execution and delivery of satisfactory transaction documentation. In addition, we may syndicate a portion of these investments and certain of these investments may result in the repayment of existing investments. We cannot assure you that we will make any of these investments or that we will syndicate any portion of these investments.

Revolving Credit Facility

In October 2014, the Company entered into an amendment to its senior secured revolving credit agreement (the “Revolving Credit Facility”) with SunTrust Bank, as administrative agent, to, among other things, (1) increase the amount of the Revolving Credit Facility from $340.00 million to $485.00 million; (2) extend the maturity to October 3, 2019; (3) reduce the interest rate for borrowings, including amounts drawn in respect of letters of credit, to (at our election) (i) 1.25% plus an alternate base rate based on the highest of the Prime Rate, Federal Funds Rate plus 0.5% or overnight LIBOR plus 1.0% or (ii) LIBOR plus 2.25% with no LIBOR floor and (4) reduce the minimum liquidity test from at least 15% of the “covered debt amount” during any period when the “adjusted covered debt balance” is greater than 85% of the “adjusted borrowing base,” to 10% of the “covered debt amount” during any period when the “adjusted covered debt balance” is greater than 90% of the “adjusted borrowing base,” as such quoted terms are defined in the Revolving Credit Facility.

In January 2015, the Company exercised a portion of the accordion feature and increased the size of the Revolving Credit Facility to $535.00 million. The remaining available balance under the accordion feature is $365.00 million.

Senior Credit Fund, LLC

In October 2014, the Company and Cal Regents each contributed $25.00 million to the Senior Credit Fund. In addition to the capital contributions, the Senior Credit Fund borrowed $50.00 million from its credit facility to finance the purchase of seven investments from the Company for an aggregate amount of approximately $97.64 million.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments.”

Investment Management Agreement

Our Board of Directors determined at an in person meeting held in November 2014 to approve certain changes to our investment management agreement with our investment adviser (as amended and restated, the “Investment Management Agreement”), and at a special meeting of stockholders held in January 2015, our stockholders approved the Investment Management Agreement, which became effective as of January 1, 2015. See “Management—Investment Management Agreement.”

Exemptive Relief Application

We and our investment adviser have submitted an application seeking exemptive relief from the SEC to permit us to participate in negotiated co-investments with other funds managed by our investment adviser or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. However, there can be no assurance that we will obtain any such exemptive relief. See “Regulation.”

Implications of Being an Emerging Growth Company

We qualify as an emerging growth company, as that term is used in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). An emerging growth company may take advantage of specified reduced reporting and other burdens that are otherwise applicable generally to public companies. These provisions include an exemption from the auditor attestation requirement in the assessment of the emerging growth company’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) for so long as we qualify as an emerging growth company.

In addition, Section 7(a)(2)(B) of the Securities Act and Section 13(a) of the Exchange Act, as amended by Section 102(b) of the JOBS Act, provide that an emerging growth company can take advantage of the extended transition period for complying with new or revised accounting standards. However, pursuant to Section 107 of the JOBS Act, we are choosing to “opt out” of such extended transition period, and as a result, we will comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. Our decision to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable.

We will remain an emerging growth company until the earliest of (a) up to five years measured from the date of the first sale of common equity securities pursuant to an effective registration statement, (b) the last day of the first fiscal year in which our annual gross revenues are $1 billion or more, (c) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three-year period or (d) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur (i) if the market value of our common stock that is held by non-affiliates exceeds $700 million (measured at the end of each fiscal year) as of the last business day of our most recently completed second fiscal quarter and (ii) we have been an Exchange Act reporting company for at least one year (and filed at least one annual report under the Exchange Act).

Summary Risk Factors

Investing in us involves a high degree of risk and you could lose all or part of your investment. We refer to certain of these risks below:

•	We are a relatively new company and have a limited operating history.

•	Our operation as a BDC imposes numerous constraints on us and significantly reduces our operating flexibility. In addition, if we fail to maintain our status as a BDC, we might be regulated as a closed-end investment company, which would subject us to additional regulatory restrictions.

•	We will be subject to corporate-level U.S. federal income tax on all of our income if we are unable to maintain our status as a RIC under Subchapter M of the Code, which would have a material adverse effect on our financial performance.

•	We are dependent upon management personnel of our investment adviser for our future success.

•	Our investment adviser and its management have no prior experience managing a BDC.

•	Our ability to grow depends on our ability to raise additional capital.

•	We borrow money, which may magnify the potential for gain or loss and may increase the risk of investing in us.

•	We operate in a highly competitive market for investment opportunities.

•	Potential conflicts of interest with other businesses of Goldman Sachs could impact our investment returns.

•	Goldman Sachs has influence, and may continue to exert influence, over our management and affairs and over most votes requiring stockholder approval.

•	Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

•	Our investment adviser can resign on 60 days’ notice. We may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

•	Our ability to enter into transactions with our affiliates is restricted.

•	We are exposed to risks associated with changes in interest rates.

•	Our activities may be limited as a result of potentially being deemed to be controlled by a bank holding company.

•	Our investments are very risky and highly speculative.

•	The lack of liquidity in our investments may adversely affect our business.

•	Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of our portfolio, which in turn would reduce our NAV.

•	We may initially invest a portion of the net proceeds of this offering primarily in high-quality short-term investments, which may generate lower rates of return than those expected from the interest generated on our intended investment program.

•	Investing in our common stock involves an above average degree of risk.

•	Non-U.S. stockholders may be subject to withholding of U.S. federal income tax on dividends we pay.

Corporate Information

Our principal executive offices are located at 200 West Street, New York, New York 10282 and our telephone number is (212) 902-0300. We maintain a website located at             . Information on our website is not incorporated into or a part of this prospectus.

THE OFFERING

Common stock offered by us	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Common stock to be outstanding after this offering	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Use of proceeds	We expect to use proceeds from the closing of this offering to make investments consistent with our investment objectives, to repay a portion of our outstanding debt and for offering expenses and general corporate purposes. See also “Use of Proceeds.”

Regulatory and tax status	We are a BDC under the Investment Company Act. We have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, commencing with our taxable year ended December 31, 2013. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and timely distribute to our stockholders at least 90% of our “investment company taxable income” as defined by the Code, which generally includes net ordinary income and net short-term capital gains in excess of net long-term capital losses, for each taxable year. See “Distributions” and “U.S. Federal Income Tax Considerations.”

Distributions	We intend to continue to pay quarterly distributions to our stockholders out of assets legally available for distribution. Future quarterly distributions, if any, will be determined by our Board of Directors. All future distributions will be subject to lawfully available funds therefor, and no assurance can be given that we will be able to declare such distributions in future periods.

We intend to timely distribute to our stockholders substantially all of our annual taxable income for each year, except that we may retain certain net capital gains for reinvestment and, depending upon the level of taxable income earned in a year, we may choose to carry forward taxable income for distribution in the following year and pay any applicable U.S. federal excise tax. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See “Distributions.”

Listing	We have applied to list our common stock on the NYSE under the symbol “ .”

Fees and expenses	We pay our investment adviser a base management fee (the “Management Fee”) at an annual rate of 1.50% of our average gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters.

We also pay our investment adviser an incentive fee based on our performance (the “Incentive Fee”). It consists of two parts, one based on income and the other based on capital gains, both of which are subject to a hurdle amount based on our NAV.

Beginning with the calendar quarter that commenced on January 1, 2015, the Incentive Fee based on income will be determined and paid quarterly in arrears at the end of each calendar quarter by reference to our aggregate net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2015) (in either case, the “Trailing Twelve Quarters”). The hurdle amount for the Incentive Fee based on income is determined on a quarterly basis, and is equal to 1.75% multiplied by our NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The hurdle amount is calculated after making appropriate adjustments for issuances of our common stock and distributions that occurred during the relevant Trailing Twelve Quarters. For the portion of the Incentive Fee based on income, we pay our investment adviser a quarterly Incentive Fee based on the amount by which (A) aggregate net investment income (“Ordinary Income”) in respect of the relevant Trailing Twelve Quarters exceeds (B) the hurdle amount for such Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve Quarters is referred to as the “Excess Income Amount.” For the avoidance of doubt, Ordinary Income is net of all fees and expenses, including the Management Fee but excluding any Incentive Fee.

The Incentive Fee based on income for each quarter is determined as follows:

• No Incentive Fee based on income is payable to our investment adviser for any calendar quarter for which there is no Excess Income Amount.

• 100% of the Excess Income Amount, if any, that exceeds the hurdle amount, but is less than or equal to an amount, which we refer to as the “Catch-up Amount,” determined as the sum of 2.1875% multiplied by our NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters is included in the calculation of the Incentive Fee based on income; and

• 20% of the amount of such Excess Income Amount that exceeds the Catch-up Amount is included in the calculation of the Incentive Fee based on income.

The amount of the Incentive Fee based on income that will be paid to our investment adviser for a particular quarter will equal the excess of the Incentive Fee so calculated minus the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters but not in excess of the Incentive Fee Cap (as described below).

The Incentive Fee based on income that is paid to our investment adviser for a particular quarter is subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap for any quarter is an amount equal to (a) 20% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters minus (b) the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters.

“Cumulative Net Return” means (x) the Ordinary Income in respect of the relevant Trailing Twelve Quarters minus (y) any Net Capital Loss, if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no Incentive Fee based on income to our investment adviser for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the Incentive Fee based on income that is payable to our investment adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an Incentive Fee based on income to our investment adviser equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to the Incentive Fee based on income that is payable to our investment adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an Incentive Fee based on income to our investment adviser equal to the Incentive Fee calculated as described above for such quarter without regard to the Incentive Fee Cap.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

The portion of the Incentive Fee based on capital gains is calculated on an annual basis. For each period beginning on January 1 of each calendar year and ending on December 31 of the calendar year or, in the case of our first and last year, the appropriate portion thereof (each, an “Annual Period”), we will pay our investment adviser an Incentive Fee equal to (A) 20% of the difference, if positive, of the sum of our aggregate realized capital gains, if any, computed net of our aggregate realized capital losses, if any, and our aggregate unrealized capital depreciation, if any, in each case from April 1, 2013 until the end of such Annual Period minus (B) the cumulative amount of Incentive Fees based on capital gains previously paid to our investment adviser from April 1,

2013. For the avoidance of doubt, unrealized capital gains are excluded from the calculation in clause (A), above.

See “Fees and Expenses” and “Management—Investment Management Agreement.”

Leverage	From time to time, we may borrow funds to make additional investments. This is known as “leverage” and could increase or decrease returns to our stockholders. The use of leverage involves significant risks. As a BDC, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the Investment Company Act, equals at least 200% after such borrowing. In connection with certain trading practices and investments, we will, consistent with applicable SEC staff guidance and interpretations, segregate or earmark liquid assets, in an amount at least equal to our exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC), or enter into an offsetting position. The amount of leverage that we employ will depend on our investment adviser’s and our Board of Directors’ assessment of market conditions and other factors at the time of any proposed borrowing. Additionally, we will be able to incur additional leverage if we are able to exclude the debt of any small business investment company (“SBIC”) subsidiary we may form in the future from the leverage requirements otherwise applicable to BDCs.

Trading at a discount	Shares of closed-end investment companies that are listed on an exchange, including BDCs, frequently trade at a discount to their NAV. We are not generally able to issue and sell our common stock at a price below our NAV per share unless, among other things, the requisite stockholders approve such a sale. The risk that our shares may trade at a discount to our NAV is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our shares will trade above, at or below NAV. See “Risk Factors.”

Group Inc. Purchase Commitment	Group Inc. has entered into the 10b5-1 Plan under which , as agent for Group Inc., will buy up to the lesser of $25 million in the aggregate of our common stock or such amount that would not bring Group Inc.’s ownership of our common stock over 19.9%. Any such purchases under the 10b5-1 Plan will occur during the period beginning after four full calendar weeks after the closing of this offering and ending on the earlier of the date on which all the capital committed to the plan has been exhausted or one year after the closing of this offering, subject to certain conditions. The 10b5-1 Plan will require to purchase for Group Inc. shares of common stock (i) through the date we announce our earnings for the first quarter of 2015, when the market price per share is below the initial public offering price per share, and (ii) from and after that date, when the market price per share is below our most recently reported net asset value per share (including any updates, corrections or adjustments publicly announced by us to any previously announced net asset value per share). The purchase of shares by pursuant to the 10b5-1 Plan is intended to satisfy the conditions of Rules 10b5-1 and 10b-18 under the Exchange Act, and will otherwise be subject to applicable law, including Regulation M, which may prohibit purchases under certain circumstances. Any shares of common stock purchased by Group Inc. pursuant to the 10b5-1 Plan will be subject to the lock-up agreement between Group Inc. and the underwriters, meaning the shares purchased will be locked-up until days after the date of this prospectus. Under the 10b5-1 Plan, will increase the volume of purchases made as the price of our common stock declines, subject to volume restrictions. Purchases of our common stock by Group Inc. under the 10b5-1 Plan may result in the price of our common stock being higher than the price that otherwise might exist in the open market. See “Risk Factors—Purchases of our common stock by Group Inc. under the 10b5-1 Plan may result in the price of our common stock being higher than the price that otherwise might exist in the open market.”

Investment adviser	Goldman Sachs Asset Management, L.P., a wholly-owned subsidiary of Group Inc., serves as our investment adviser. See “Management—Our Investment Adviser.”

Administrator	State Street Bank and Trust Company serves as our administrator. See “Management—Our Administrator.”

Custodian, transfer agent and dividend disbursing agent	State Street Bank and Trust Company serves as our custodian and Goldman, Sachs & Co. currently serves as our transfer agent and dividend disbursing agent. Goldman Sachs & Co. has retained State Street Bank and Trust Company as sub-transfer agent to assist in certain related functions and upon completion of the IPO, State Street Bank and Trust Company will serve as our transfer agent and dividend disbursing agent. See “Custodian and Transfer and Dividend Disbursing Agent.”

Risk factors	See “Risk Factors” and the other information in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our common stock.

Available information	We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended (the “Securities Act”), which contains additional information about us and the shares of our common stock being offered by this prospectus. After completion of this offering, we will be required to file annual, quarterly and current reports, proxy statements and other information meeting the information requirements of the Exchange Act. This information will be available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (202) 551-8090 or (800) SEC-0330.

We maintain a website at www. .com and intend to make all of our information available, free of charge, on or through our website. The information on our website is not incorporated by reference in this prospectus. You may also obtain such information by contacting us, in writing at: , or by telephone at .

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, our stockholders will indirectly bear such fees or expenses as our investors.

Stockholder transaction expenses (as a percentage of offering price):
Sales load	%(1)
Offering expenses	%(2)

Total stockholder transaction expenses	%

Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	%(3)
Incentive fees payable under the Investment Management Agreement (20% of investment income and capital gains)	%(4)
Interest payments on borrowed funds	%(5)
Other expenses	%(6)
Acquired fund fees and expenses	%(7)

Total annual expenses	%

(1)	The underwriting discount and commission with respect to shares of common stock sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load paid in connection with this offering.
(2)	Amount reflects estimated offering expenses of approximately $ .
(3)	Our Management Fee is 1.50% of our average gross assets at the end of each of the two most recently completed calendar quarters (excluding cash and cash equivalents, but including assets purchased with borrowed amounts). For purposes of this table, we have assumed that we maintain no cash or cash equivalents. See “Management—Investment Management Agreement.”
(4)	The Incentive Fee payable to our investment adviser is based on our performance and is not paid unless we achieve certain goals. It consists of two parts, one based on income and the other based on capital gains, both of which are being subject to a hurdle amount based on our NAV.

Beginning with the calendar quarter that commenced on January 1, 2015, the Incentive Fee based on income will be determined and paid quarterly in arrears at the end of each calendar quarter by reference to our aggregate net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2015) (in either case, the “Trailing Twelve Quarters”). The hurdle amount for the Incentive Fee based on income is determined on a quarterly basis, and is equal to 1.75% multiplied by our NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The hurdle amount is calculated after making appropriate adjustments for issuances of our common stock and distributions that occurred during the relevant Trailing Twelve Quarters. For the portion of the Incentive Fee based on income, we pay our investment adviser a quarterly Incentive Fee based on the amount by which (A) aggregate net investment income (“Ordinary Income”) in respect of the relevant Trailing Twelve Quarters exceeds (B) the hurdle amount for such Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve Quarters is referred to as the “Excess Income Amount.” For the avoidance of doubt, Ordinary Income is net of all fees and expenses, including the Management Fee but excluding any Incentive Fee.

The Incentive Fee based on income for each quarter is determined as follows:

•         No Incentive Fee based on income is payable to our investment adviser for any calendar quarter for which there is no Excess Income Amount.

•         100% of the Excess Income Amount, if any, that exceeds the hurdle amount, but is less than or equal to an amount, which we refer to as the “Catch-up Amount,” determined as the sum of 2.1875% multiplied by our NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters is included in the calculation of the Incentive Fee based on income; and

•         20% of the amount of such Excess Income Amount that exceeds the Catch-up Amount is included in the calculation of the Incentive Fee based on income.

The amount of the Incentive Fee based on income that will be paid to our investment adviser for a particular quarter will equal the excess of the Incentive Fee so calculated minus the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters but not in excess of the Incentive Fee Cap (as described below).

The Incentive Fee based on income that is paid to our investment adviser for a particular quarter is subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap for any quarter is an amount equal to (a) 20% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters minus (b) the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters.

“Cumulative Net Return” means (x) the Ordinary Income in respect of the relevant Trailing Twelve Quarters minus (y) any Net Capital Loss, if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no Incentive Fee based on income to our investment adviser for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the Incentive Fee based on income that is payable to our investment adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an Incentive Fee based on income to our investment adviser equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to the Incentive Fee based on income that is payable to our investment adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an Incentive Fee based on income to our investment adviser equal to the Incentive Fee calculated as described above for such quarter without regard to the Incentive Fee Cap.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

The portion of the Incentive Fee based on capital gains is calculated on an annual basis. For each period beginning on January 1 of each calendar year and ending on December 31 of the calendar year or, in the case of our first and last year, the appropriate portion thereof (each, an “Annual Period”), we will pay our investment adviser an Incentive Fee equal to (A) 20% of the difference, if positive, of the sum of our aggregate realized capital gains, if any, computed net of our aggregate realized capital losses, if any, and our aggregate unrealized capital depreciation, if any, in each case from April 1, 2013 until the end of such Annual Period minus (B) the cumulative amount of Incentive Fees based on capital gains previously paid to our investment adviser from April 1, 2013. For the avoidance of doubt, unrealized capital gains are excluded from the calculation in clause (A), above. We will accrue, but not pay, a portion of the Incentive Fee based on capital gains with respect to net unrealized appreciation. For more detailed information about the Incentive Fee, see “Management—Investment Management Agreement.”

See “Management—Investment Management Agreement.”

(5)	From time to time, we may borrow funds to make additional investments to the extent we determine that the economic situation is conducive to doing so. The costs associated with any outstanding indebtedness are indirectly borne by our investors. The table assumes: (a) that we borrow for investment purposes up to an amount equal to % of our average total assets (average borrowing of $ million out of average total assets of $ million) and (b) that the interest expense and fees are $ million, based on estimated amounts for our first fiscal year. We may also issue preferred stock, subject to our compliance with applicable requirements under the Investment Company Act. We do not currently anticipate issuing preferred stock in the next 12 months.

(6)	“Other Expenses” are based on estimated amounts for the current fiscal year, including estimated overhead expenses, including payments under the administration agreement with our administrator (the “Administration Agreement”) based on our allocable portion of overhead and other expenses incurred by our administrator. See “Management—Our Administrator.” Other Expenses also include certain estimates based on an assumed offering size of $ million.

(7)	Our stockholders indirectly bear the expenses of underlying funds or other investment vehicles in which we invest that (1) are investment companies or (2) would be investment companies under section 3(a) of the Investment Company Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the Investment Company Act (“Acquired Funds”). This amount includes the estimated annual fees and expenses of the Senior Credit Fund and a money market fund managed by an affiliate of Group Inc., which are our only Acquired Funds as of , 2014.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed the estimated costs of borrowing assuming we incur leverage representing         % of our total assets, that none of our assets are cash or cash equivalents and that our annual operating expenses remain at the levels set forth in the table above and that stockholders would pay a sales load of         % with respect to common stock sold by us in this offering.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return (none of which is subject to the Incentive Fee based on capital gains)(1)	$	$	$	$

You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return resulting entirely from net realized capital gains (all of which is subject to the Incentive Fee based on capital gains)(2)

	$	$	$	$

(1)	Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.
(2)	Assumes no unrealized capital depreciation and a 5% annual return resulting entirely from net realized capital gains and not otherwise deferrable under the terms of the Investment Management Agreement and therefore subject to the Incentive Fee based on capital gains. Because our investment strategy involves investments that generate primarily current income, we believe that a 5% annual return resulting entirely from net realized capital gains is unlikely.

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The Incentive Fee under our Investment Management Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. The example assumes inclusion of offering expenses of approximately $         and reinvestment of all distributions at NAV.

This example should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED FINANCIAL AND OTHER INFORMATION

The selected financial and other information below should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and the related notes thereto. Financial information as of and for the year ended December 31, 2013 and as of and for the period from November 15, 2012 (commencement of operations) through December 31, 2012 has been derived from the audited financial statements of Goldman Sachs BDC, Inc. (formerly, Goldman Sachs Liberty Harbor Capital, LLC), which are included elsewhere in this prospectus. The audited financial statements included in this prospectus were audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. Financial information as of and for the nine months ended September 30, 2014 and September 30, 2013 has been derived from the unaudited interim financial statements of Goldman Sachs BDC, Inc., which are included elsewhere in this prospectus. Our unaudited interim financial statements were prepared on a basis consistent with our audited financial statements, and in our opinion, include all adjustments necessary for the fair statement of the results for the periods presented. Our historical results are not necessarily indicative of future results and our results for the nine months ended September 30, 2014 are not necessarily indicative of the results for the full 2014 fiscal year.

The selected financial data in this section is not intended to replace the financial statements and is qualified in its entirety by the financial statements and related notes included in this prospectus.

	For the Nine Months Ended September 30, 2014 (unaudited) (in thousands)	For the Nine Months Ended September 30, 2013 (unaudited) (in thousands)	For the Year Ended December 31, 2013 (in thousands)	For the period from November 15, 2012 (Inception) through December 31, 2012 (in thousands)
Statement of operations data:
Total investment income	$48,920	$13,232	$22,835	$$162
Net expenses	13,577	3,959	6,899	346
Net investment income (loss)	35,343	9,273	15,936	(184)
Net realized and unrealized gain (loss) on investments	(2,197)	(40)	3,118	1,047
Net increase in net assets resulting from operations before tax	33,146	9,233	19,054	863
Income tax expense	—	(1,070)	(1,070)	(352)
Net increase in net assets resulting from operations after tax	$33,146	$8,163	$17,984	$511
Per share data
Net Investment Income (loss) (basic and diluted)	$1.18	$0.43	$0.67	$(0.09)
Earnings (basic and diluted)	$1.11	$0.38	$0.76	$0.26
Dividend declared	$1.16	$0.27	$0.50	$—

	As of September 30, 2014 (unaudited) (in thousands)	As of December 31, 2013 (in thousands)	As of December 31, 2012 (in thousands)
Balance sheet data (at period end):
Total assets	$890,438	$630,222	$51,769
Total investments	863,000	613,935	49,965
Total liabilities	303,394	22,437	346
Total debt	237,000	—	—
Total net assets	$587,044	$607,785	$51,423

RISK FACTORS

Investing in our common stock involves certain risks relating to our structure and investment objective. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set forth below are not the only risks we face, and we may face other risks that we have not yet identified, which we do not currently deem material or which are not yet predictable. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV and the price per share of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We are a relatively new company and have a limited operating history.

We commenced operations in November 2012. As a result, we have limited financial information on which you can evaluate an investment in us or our prior performance. The results of any other funds or accounts managed by our investment adviser that have or have had an investment program which is similar to, or different from, our investment program are not indicative of the results that we may achieve. We have and expect to have a different investment portfolio and may employ different investment strategies and techniques from other funds and clients advised by our investment adviser. Accordingly, our results may differ from and are independent of the results obtained by such other funds and accounts. Moreover, past performance is no assurance of future returns.

We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or become worthless. We anticipate that it could take             months to invest substantially all of the capital we expect to raise due to market conditions generally and the time necessary to identify, evaluate, structure, negotiate and close suitable investments in private middle-market companies. In order to comply with the RIC diversification requirements during the period following this offering, we may invest proceeds in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the time of investment, which we expect will earn yields substantially lower than the interest, dividend or other income that we seek to receive in respect of suitable portfolio investments. Any distributions we pay during the period following this offering may be substantially lower than the distributions we expect to pay when the proceeds from this offering are fully invested in our portfolio. We will pay a management fee to our investment adviser throughout the period following this offering irrespective of our performance.

Financial markets have been in a period of disruption and instability for an extended period of time. These market conditions materially and adversely affected debt and equity capital markets and may have a negative impact on our business and operations.

Financial markets have been in a period of disruption for an extended period of time as evidenced by the lack of liquidity in the debt capital markets experienced in recent years, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government and various foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While market conditions have improved from the beginning of the disruption, there have been recent periods of volatility and there can be no assurance that adverse market conditions will not repeat themselves or worsen in the future. If these adverse and volatile market conditions continue, we and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital in order to grow. Equity capital may be particularly difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than NAV per share without first obtaining approval for such issuance from our stockholders and our directors that are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (“Independent Directors”).

Moreover, the re-appearance of market conditions similar to those experienced from 2007 through 2009 for any substantial length of time could make it difficult for us to borrow money or to extend the maturity of or refinance any indebtedness we may have under similar terms and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if any, may be at a higher cost and on less favorable terms and conditions than what we currently experience. If we are unable to raise or refinance debt, then investors in our common stock may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies.

Given the extreme volatility and dislocation in the capital markets over the past several years, many BDCs have faced, and may in the future face, a challenging environment in which to raise or access capital. In addition, significant changes in the capital markets, including the extreme volatility and disruption over the past several years, has had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving these investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can adversely affect our investment valuations. Further, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required. As a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. In addition, a prolonged period of market illiquidity may cause us to reduce the volume of loans and debt securities we originate and/or fund and adversely affect the value of our portfolio investments, which could have a material and adverse effect on our business, financial condition, results of operations and cash flows. An inability to raise or access capital could have a material adverse impact on our business, financial condition or results of operations.

Our operation as a BDC imposes numerous constraints on us and significantly reduces our operating flexibility. In addition, if we fail to maintain our status as a BDC, we might be regulated as a closed-end investment company, which would subject us to additional regulatory restrictions.

The Investment Company Act imposes numerous constraints on the operations of BDCs. For example, BDCs generally are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private companies or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the time of investment. Furthermore, any failure to comply with the requirements imposed on BDCs by the Investment Company Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants.

We may be precluded from investing in what GSAM believes are attractive investments if such investments are not qualifying assets for purposes of the Investment Company Act. If we do not invest a sufficient portion of our assets in qualifying assets, we will be prohibited from making any additional investment that is not a qualifying asset and could be forced to forgo attractive investment opportunities. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position).

In addition, if we fail to maintain our status as a BDC, we might be regulated as a closed-end investment company that is required to register under the Investment Company Act, which would subject us to additional regulatory restrictions and significantly decrease our operating flexibility. In addition, any such failure could cause an event of default under any outstanding indebtedness we might have, which could have a material adverse effect on our business, financial condition or results of operations.

We will be subject to corporate-level U.S. federal income tax on all of our income if we are unable to maintain our status as a RIC under Subchapter M of the Code, which would have a material adverse effect on our financial performance.

Although we have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, commencing with our taxable year ended December 31, 2013, we cannot assure you that we will be able to maintain RIC status. To obtain and maintain RIC status and be relieved of U.S. federal income taxes on income and gains distributed to our stockholders, we must meet the annual distribution, source-of-income and asset diversification requirements described below.

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our investment company taxable income for each taxable year. Because we expect to use debt financing, we expect to be subject to an asset coverage ratio requirement under the Investment Company Act, and we expect to be subject to certain financial covenants contained in our credit agreements and other debt financing agreements. This asset coverage ratio requirement and these financial covenants could, under certain circumstances, restrict us from making distributions to our stockholders that are necessary for us to satisfy the distribution requirement. If we are unable to obtain cash from other sources, and thus are unable to make sufficient distributions to our stockholders, we could fail to maintain our status for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes).

•	The source-of-income requirement will be satisfied if at least 90% of our gross income for each year is derived from dividends, interest, gains from the sale of stock or securities or similar sources.

•	The asset diversification requirement will be satisfied if, at the end of each quarter of our taxable year, at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other acceptable securities, and no more than 25% of the value of our assets is invested in the securities (other than U.S. government securities or securities of other RICs) of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of our RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to maintain our RIC status for any reason, and we do not qualify for certain relief provisions under the Code, we would be subject to corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes). In this event, the resulting taxes could substantially reduce our net assets, the amount of our income available for distribution and the amount of our distributions to our stockholders, which would have a material adverse effect on our financial performance. For additional discussion regarding the tax implications of a RIC, see “U.S. Federal Income Tax Considerations.”

We are dependent upon management personnel of our investment adviser for our future success.

We do not have any employees. We depend on the experience, diligence, skill and network of business contacts of the GSAM Liberty Harbor investment team. The GSAM Liberty Harbor investment team, together with other investment professionals that our investment adviser currently retains or may subsequently retain, identifies, evaluates, negotiates, structures, closes, monitors and manages our investments. Our future success will depend to a significant extent on the continued service and coordination of our investment adviser’s senior investment professionals. The departure of any of our investment adviser’s key personnel, including members of the GSAM Liberty Harbor investment committee, or of a significant number of the investment professionals of our investment adviser, could have a material adverse effect on our business, financial condition or results of operations. In addition, we cannot assure you that our investment adviser will remain our investment adviser or that we will continue to have access to our investment adviser or its investment professionals.

Our investment adviser, its principals, investment professionals and employees and the members of its investment committee have certain conflicts of interest.

Our investment adviser, its principals, investment professionals and employees and the members of its investment committee serve or may serve as investment advisers, officers, directors or principals of entities or private funds that operate in the same or a related line of business as us and/or of private funds managed by our investment adviser or its affiliates. Accordingly, these individuals may have obligations to investors in those entities or private funds, the fulfillment of which might not be in our best interests or the best interests of our stockholders. In addition, we note that any affiliated investment vehicle currently formed or formed in the future and managed by the investment adviser or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, our investment adviser and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Although our investment adviser and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures, it is possible that, in the future, we may not be given the opportunity to participate in investments made by other clients or entities managed by our investment adviser or its affiliates. In any such case, if our investment adviser forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance, as well as applicable allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance when any such order would be obtained or that one will be obtained at all. See “Risk Factors—Risks Relating to Our Business and Structure—Our ability to enter into transactions with our affiliates is restricted.”

Our investment adviser and its management have no prior experience managing a BDC.

Our investment adviser and the GSAM Liberty Harbor investment team have no prior experience managing a BDC, and the investment philosophy and techniques used by our investment adviser to manage a BDC may differ from the investment philosophy and techniques previously employed by our investment adviser and the GSAM Liberty Harbor investment team in identifying and managing past investments. Accordingly, we can offer no assurance that we will replicate the historical performance of other clients or other entities or companies that the GSAM Liberty Harbor investment team or our investment adviser advised in the past, and we caution you that our investment returns could be substantially lower than the returns achieved by other clients of the investment adviser.

In addition, the Investment Company Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to the other types of investment vehicles. For example, under the Investment Company Act, BDCs are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private companies or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the time of investment. The GSAM Liberty Harbor investment team’s and our investment adviser’s limited experience in managing a portfolio of assets under such constraints may hinder their respective ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives.

The downgrade of the U.S. credit rating and the economic crisis in Europe could negatively impact our business, financial condition and results of operations.

In August 2011, Standard & Poor’s Ratings Services (“S&P”) lowered its long-term sovereign credit rating for the United States from “AAA” to “AA+”. In June 2012, S&P affirmed this “AA+” rating, but maintained a negative outlook on the long-term rating for the United States, reflecting the view of S&P that this rating could be lowered as a result of the U.S. sovereign credit risks. In January 2012, S&P lowered its long-term sovereign credit rating for France, Italy, Spain and six other European countries, and recently, Moody’s Investors Service lowered its long-term sovereign credit rating for the United Kingdom, which has negatively impacted global markets and economic conditions. In addition, in April 2012, S&P further lowered its long-term sovereign credit rating for Spain, and in January 2015, S&P lowered its long-term and short-term sovereign credit ratings for the Russian Federation. Recent U.S. “fiscal cliff” and budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns. Moreover, significant uncertainty remains in light of the current political stalemate over the federal debt ceiling. The impact of the August 2011 downgrade or any further downgrade to the U.S. government’s sovereign credit rating, or its perceived creditworthiness, and the impact of the current crisis in Europe with respect to the ability of certain European countries to continue to service their sovereign debt obligations is inherently unpredictable and could adversely affect the U.S. and global financial markets and economic conditions. In addition, the economic downturn and the significant government interventions into the financial markets and fiscal stimulus spending over the last several years have contributed to significantly increased U.S. budget deficits. There can be no assurance that future fiscal or monetary measures to aid economic recovery will be effective. In October 2014, the Federal Reserve announced that it was concluding its bond-buying program. It is unknown what effect, if any, the conclusion of this program will have on credit markets and the value of our investments. These and any future developments and reactions of the credit markets toward these developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to obtain debt financing on favorable terms. In addition, any adverse economic conditions resulting from the August 2011 downgrade or any further downgrade of the U.S. government’s sovereign credit rating or the economic crisis in Europe could have a material adverse effect on our business, financial condition and results of operations.

Our financial condition and results of operations depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective depends on our investment adviser’s ability to identify, invest in and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis is largely a function of the structuring of our investment process and the ability of our investment adviser to provide competent, attentive and efficient services to us. Our executive officers and the members of our investment adviser’s investment committee have substantial responsibilities in connection with their roles at our investment adviser and with other clients of our investment adviser, as well as responsibilities under the Investment Management Agreement. We may also be called upon to provide significant managerial assistance to certain of our portfolio companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, our investment adviser may need to hire, train, supervise, manage and retain new employees. However, we cannot assure you that they will be able to do so effectively. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our ability to grow depends on our ability to raise additional capital.

We will need to periodically access the capital markets to raise cash to fund new investments. If we do not have adequate capital available for investment, our performance could be adversely affected. In addition, we have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code beginning with our taxable year ended December 31, 2013. To maintain our status as a RIC, among other requirements, we are required to distribute to our stockholders on a timely basis an amount equal to at least 90% of our investment company taxable income for each taxable year. Consequently, such distributions will not be available to fund new investments. We expect to use debt financing and issue additional securities to fund our growth, if any. Unfavorable economic or capital market conditions may increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

In addition, with certain limited exceptions, we are only allowed to borrow amounts or issue debt securities or preferred stock, which we refer to collectively as “senior securities,” such that our asset coverage, as defined under the Investment Company Act, equals at least 200% immediately after such borrowing (except in connection with certain trading practices and investments), which, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. The amount of leverage that we will employ will depend on our investment adviser’s and our Board of Directors’ assessments of market conditions and other factors at the time of any proposed borrowing or issuance of senior securities. We cannot assure you that we will be able to obtain lines of credit in the future or issue senior securities at all or on terms acceptable to us.

Furthermore, equity capital may be difficult to raise because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price per share less than NAV without first obtaining approval for such issuance from our stockholders and our Independent Directors.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

The Investment Company Act imposes numerous constraints on the operations of BDCs. See “Regulation” for a discussion of BDC limitations. For example, BDCs are required to invest at least 70% of their total assets in qualifying assets, as defined under the Investment Company Act. Qualifying assets include investments in securities of qualifying U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the time of investment. Moreover, qualification for RIC tax treatment under Subchapter M of the Code requires satisfaction of source-of-income, asset diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or a RIC or could force us to pay unexpected taxes and penalties, which could be material.

These constraints may hinder our investment adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objective.

Regulations governing our operation as a BDC affect our ability to raise additional capital, and the ways in which we can do so. Raising additional capital may expose us to risks, including the typical risks associated with leverage, and may result in dilution to our current stockholders. The Investment Company Act limits our ability to issue senior securities to amounts such that our asset coverage, as defined under the Investment Company Act, equals at least 200% immediately after such issuance (except in connection with certain trading practices or investments). Consequently, if the value of our assets declines, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when this may be disadvantageous to us and, as a result, our stockholders.

We are generally not able to issue and sell our common stock at a price per share below NAV per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current NAV per share of our common stock either (i) with the consent of a majority of our common stockholders or (ii) if, among other things, a majority of our Independent Directors who have no financial interest in the transaction determines that a sale is in the best interests of us and our stockholders, and, other than in connection with our IPO, our stockholders (including our non-affiliated stockholders) approve it. If our common stock trades at a discount to NAV, this restriction could adversely affect our ability to raise capital.

We borrow money, which may magnify the potential for gain or loss and may increase the risk of investing in us.

As part of our business strategy, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders or investors. Holders of these senior securities will have fixed-dollar claims on our assets that are superior to the claims of our common stockholders. If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have if we did not employ leverage. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, the management fee will be payable based on our gross assets, including those assets acquired through the use of leverage but excluding cash and cash equivalents. Additionally, we will be able to incur additional leverage if we are able to obtain exemptive relief from the SEC to exclude the debt of any SBIC subsidiary we may form in the future from the leverage requirements otherwise applicable to BDCs. We have not yet applied to the Small Business Administration (the “SBA”) for approval to form a SBIC and have not yet applied for exemptive relief from the SEC and we can offer no assurances as to whether or when we will be able to form a SBIC subsidiary.

The lenders will have fixed dollar claims on our assets that are superior to the claims of our common stockholders and any obligations to the lenders will be secured by a first priority security interest in our portfolio of investments and cash. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. Furthermore, our Revolving Credit Facility imposes, and any credit agreement or other debt financing agreement into which we may enter may impose, financial and operating covenants that restrict our investment activities (including restrictions on industry concentrations), remedies on default and similar matters. In connection with borrowings, our lenders may also require us to pledge assets.

Lastly, we may be unable to obtain our desired leverage, which would, in turn, affect your return on investment.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on our portfolio, net of expenses. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	(10)%		(5)%		0%		5%		10%
Corresponding return to common stockholder(1)		%		%		%		%		%

(1)	The hypothetical return to common stockholders is calculated by multiplying our total assets as of , 2014 by the assumed rates of return and subtracting all interest accrued on our debt for the quarter ended 2014; and then dividing the resulting difference by our total assets attributable to common stock. Based on $ million in total assets, $ million in debt and $ million in net assets, each as of , 2014.

Based on an outstanding indebtedness of $         million as of             , 2014, and the effective annual interest rate of         % as of that date, our investment portfolio at fair value would have had to produce an annual return of approximately         % to cover annual interest payments on the outstanding debt.

We operate in a highly competitive market for investment opportunities.

A number of entities compete with us to make the types of investments that we make in middle-market companies. We compete with other BDCs, commercial and investment banks, commercial financing companies, collateralized loan obligations (“CLOs”), private funds, including hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are more experienced, substantially larger and have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, certain of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to secure attractive investment opportunities from time to time.

We do not seek to compete primarily based on the interest rates we offer and GSAM believes that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. Rather, we compete with our competitors based on our reputation in the market, our existing investment platform, the seasoned investment professionals of our investment adviser, our experience and focus on middle-market companies, our disciplined investment philosophy, our extensive industry focus and relationships and our flexible transaction structuring. For a more detailed discussion of these competitive advantages, see “Business—Competitive Advantages.”

We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on less favorable terms than what we may have originally anticipated, which may impact our return on these investments.

Our investment adviser will be paid a management fee even if the value of your investment declines and our investment adviser’s incentive fees may create incentives for them to make certain kinds of investments.

Even in the event the value of your investment declines, the management fee will still be payable. The management fee is calculated as a percentage of the average value of our gross assets including borrowed funds (excluding cash or cash equivalents) at the end of the prior two completed calendar quarters. Accordingly, the management fee is payable regardless of whether the value of our gross assets and/or your investment has decreased.

In addition, the incentive fee payable by us to our investment adviser may create an incentive for our investment adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such a compensation arrangement and also to incur leverage. Our investment adviser receives the incentive fee based, in part, upon capital gains realized on our investments. As a result, our investment adviser may have an incentive to invest more in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

The incentive fee payable by us to our investment adviser also may create an incentive for our investment adviser to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we accrue the interest over the life of the investment but do not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. Thus, a portion of this incentive fee is based on income that we have not yet received in cash. This risk could be increased because our investment adviser is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the accrued income (including accrued income with respect to original issue discount, payment-in-kind (“PIK”) interest and zero coupon securities).

Beneficial owners of our equity securities may be subject to certain regulatory requirements based on their ownership percentages.

A beneficial owner, either directly or indirectly, of more than 25% of our voting securities is presumed to control us under the Investment Company Act. Certain events beyond an investor’s control may result in an increase in the percentage of such investor’s beneficial ownership of our shares, including the repurchase by us of shares from other stockholders. Control of us would also arise under the Investment Company Act if a person has the power to exercise a controlling influence over our management or policies, unless that power is solely the result of an official position with us. In the event you are or become a person that controls us, you and certain of your affiliated persons will be subject to, among other things, prohibitions or restrictions on engaging in certain transactions with us and certain of our affiliated persons. A beneficial owner of a large number of our equity securities will also become subject to public reporting obligations.

We will incur significant costs as a result of being a public company.

Public companies incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act. Accordingly, once our common stock becomes registered under the Exchange Act, we will incur significant additional costs. These requirements may place a strain on our systems and resources. The Exchange Act requires that we file annual, quarterly and current reports with respect to our business and financial condition. The Sarbanes-Oxley Act requires that we maintain effective disclosure controls and procedures and internal controls over financial reporting, which are discussed below. See “Regulation—Sarbanes-Oxley Act.” In order to maintain and improve the effectiveness of our disclosure controls and procedures and internal controls, significant resources and management oversight will be required. We will be implementing additional procedures, processes, policies and practices for the purpose of addressing the standards and requirements applicable to public companies. These activities may divert management’s attention from other business concerns, which could have a material adverse effect on our business, financial condition, results of operations and cash flows. We expect to incur significant additional annual expenses related to these steps and, among other things, directors’ and officers’ liability insurance, director fees, reporting requirements of the SEC, transfer agent fees, additional administrative expenses payable to our administrator to compensate it for hiring additional accounting, legal and administrative personnel, increased auditing and legal fees and similar expenses.

The systems and resources necessary to comply with public company reporting requirements will increase further once we cease to be an “emerging growth company” under the JOBS Act. As long as we remain an emerging growth company, we intend to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We will remain an emerging growth company for up to five years following the IPO, although if, before that time, among other things, the market value of our common stock that is held by non-affiliates exceeds $700 million (measured at the end of each fiscal year) as of the last business day of our most recently completed second fiscal quarter and we have been an Exchange Act reporting company for at least one year (and filed at least one annual report under the Exchange Act), we would cease to be an emerging growth company as of the following December 31.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

We have not previously been required to comply with the requirements of the Sarbanes-Oxley Act, including the internal control evaluation and certification requirements of Section 404 of that statute (“Section 404”), and we will not be required to comply with certain of those requirements until we have been subject to the reporting requirements of the Exchange Act for a specified period of time. However, under current SEC rules, we will be required to report on our internal control over financial reporting pursuant to Section 404 starting with our fiscal year ended December 31, 2016. Thereafter, we will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. Accordingly, our internal controls over financial reporting do not currently meet all of the standards contemplated by Section 404 that we will eventually be required to meet. We are in the process of addressing our internal controls over financial reporting and are establishing formal procedures, policies, processes and practices related to financial reporting and to the identification of key financial reporting risks, assessment of their potential impact and linkage of those risks to specific areas and activities within our organization.

We have begun the process of documenting our internal control procedures to satisfy the requirements of Section 404, which requires annual management assessments of the effectiveness of our internal controls over financial reporting. Our independent registered public accounting firm will not be required to formally attest to the effectiveness of our internal control over financial reporting until the later of the year following our first annual report required to be filed with the SEC, or the date we are no longer an emerging growth company under the JOBS Act. Because we do not currently have comprehensive documentation of our internal controls and have not yet tested our internal controls in accordance with Section 404, we cannot conclude in accordance with Section 404 that we do not have a material weakness in our internal controls or a combination of significant deficiencies that could result in the conclusion that we have a material weakness in our internal controls. As a public entity, we will be required to complete our initial assessment in a timely manner. If we are not able to implement the requirements of Section 404 in a timely manner or with adequate compliance, our operations, financial reporting or financial results could be adversely affected. Matters impacting our internal controls may cause us to be unable to report our financial information on a timely basis and thereby subject us to adverse regulatory consequences, including sanctions by the SEC or violations of applicable stock exchange listing rules, and result in a breach of the covenants under the agreements governing any of our financing arrangements. There could also be a negative reaction in the financial markets due to a loss of investor confidence in us and the reliability of our financial statements. Confidence in the reliability of our financial statements could also suffer if we or our independent registered public accounting firm were to report a material weakness in our internal controls over financial reporting. This could materially adversely affect us and lead to a decline in the market price of our common stock.

Certain investors are limited in their ability to make significant investments in us.

Private funds that are excluded from the definition of “investment company” either pursuant to Section 3(c)(1) or 3(c)(7) of the Investment Company Act are restricted from acquiring directly or through a controlled entity more than 3% of our total outstanding voting stock (measured at the time of the acquisition). Investment companies registered under the Investment Company Act are also subject to this restriction as well as other limitations under the Investment Company Act that would restrict the amount that they are able to invest in our securities. As a result, certain investors may be precluded from acquiring additional shares, at a time that they might desire to do so.

Potential conflicts of interest with other businesses of Goldman Sachs could impact our investment returns.

There are significant potential conflicts of interest that could negatively impact our investment returns. A number of these potential conflicts of interest with affiliates of our investment adviser and Group Inc. are discussed in more detail under “Potential Conflicts of Interest.”

Group Inc., including its affiliates and personnel, is a bank holding company and a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization, and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, proprietary trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs purchases, sells and holds a broad array of investments, actively trades securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own accounts or for the accounts of its customers, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity, bank loan and other markets in which we invest or may invest. Such additional businesses and interests will likely give rise to potential conflicts of interest and may restrict the way we operate our business. For example, we may not be able to conduct transactions relating to investments in portfolio companies because our investment adviser is not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for us. Stockholders should note the matters discussed in “Potential Conflicts of Interest” and “—Our ability to enter into transactions with our affiliates is restricted.”

Goldman Sachs has influence, and may continue to exert influence, over our management and affairs and over most votes requiring stockholder approval.

Group Inc. has owned a significant portion of our common stock since the inception of our operations. As of September 30, 2014, Group Inc. owned approximately 19.85% of our outstanding common stock. Therefore, Group Inc. is able to exert, and may be able to continue to exert, influence over our management and policies and have significant voting influence on most votes requiring stockholder approval. This concentration of ownership may also have the effect of delaying, preventing or deterring a change of control of us, could deprive our stockholders of an opportunity to receive a premium for their common stock as part of a sale of us and might ultimately affect the market price of our common stock, should a market for our common stock develop. Our investment adviser has the authority to vote securities held by Group Inc., including on matters that may present a conflict of interest between our investment adviser and other stockholders.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our Board of Directors has the authority to modify or waive certain of our operating policies and strategies without prior notice (except as required by the Investment Company Act) and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

Changes in laws or regulations governing our operations or the operations of our portfolio companies, changes in the interpretation thereof or newly enacted laws or regulations, or any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain of our or our portfolio companies’ business practices, negatively impact our or our portfolio companies’ operations, cash flows or financial condition, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

We and our portfolio companies are subject to regulation at the local, state, federal and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, are likely to change from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted laws or regulations, or any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain of our or our portfolio companies’ business practices, negatively impact our or our portfolio companies’ operations, cash flows or financial condition, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies. In addition to the legal, tax and regulatory changes that are expected to occur, there may be unanticipated changes. The legal, tax and regulatory environment for BDCs, investment advisers and the instruments that they utilize (including derivative instruments) is continuously evolving. In addition, there is significant uncertainty regarding recently enacted legislation (including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the regulations that have recently been adopted and future regulations that will need to be adopted pursuant to such legislation) and, consequently, the full impact that such legislation will ultimately have on us and the markets in which we trade and invest is not fully known. Such uncertainty and any resulting confusion may itself be detrimental to the efficient functioning of the markets and the success of certain investment strategies.

On July 21, 2010, President Obama signed into law the Dodd-Frank Act, which impacts many aspects of the financial services industry. Some of the provisions of the Dodd-Frank Act have been enacted, while others have extended implementation periods and delayed effective dates and will require extensive rulemaking by regulatory authorities. While the full impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including current rules and regulations and future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us and our portfolio companies, impose additional costs on us and our portfolio companies, intensify the regulatory supervision of us and our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.

Our investment adviser can resign on 60 days’ notice. We may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the Investment Management Agreement, to resign at any time upon 60 days’ written notice, regardless of whether we have found a replacement. If our investment adviser resigns, we may not be able to find a new external investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected, and the market price of our common stock may decline.

Our investment adviser’s responsibilities and its liability to us are limited under the Investment Management Agreement, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Our investment adviser has not assumed any responsibility to us other than to render the services described in the Investment Management Agreement, and it will not be responsible for any action of our Board of Directors in declining to follow our investment adviser’s advice or recommendations. Pursuant to the Investment Management Agreement, our investment adviser and Group Inc. and their respective directors, members, stockholders, partners, officers, employees or controlling persons will not be liable to us for their acts under the Investment Management Agreement, absent willful misfeasance, bad faith or gross negligence in the performance of their duties, or by reason of their reckless disregard of their obligations and duties under the Investment Management Agreement. These protections may lead our investment adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account. See “Risk Factors—Risks Relating to Our Portfolio Company Investments—Our investment adviser will be paid a management fee even if the value of your investment declines and our investment adviser’s incentive fees may create incentives for them to make certain kinds of investments.”

Our ability to enter into transactions with our affiliates is restricted.

As a BDC, we are prohibited under the Investment Company Act from knowingly participating in certain transactions with our affiliates without, among other things, the prior approval of a majority of our Independent Directors who have no financial interest in the transaction, or in some cases, the prior approval of the SEC. For example, any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is deemed our affiliate for purposes of the Investment Company Act and, if this is the only reason such person is our affiliate, we are generally prohibited from buying any asset from or selling any asset (other than our capital stock) to such affiliate, absent the prior approval of such directors. The Investment Company Act also prohibits “joint” transactions with an affiliate, which could include joint investments in the same portfolio company, without approval of our Independent Directors or in some cases the prior approval of the SEC. Moreover, except in certain limited circumstances, we are prohibited from buying any asset from or selling any asset to a holder of more than 25% of our voting securities, absent prior approval of the SEC. The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing.

We have applied for an exemptive order from the SEC that would permit us to, among other things, co-invest with certain other affiliated funds, including certain funds managed by the GSAM Liberty Harbor investment team. Any such order, if issued, will be subject to certain terms and conditions and there can be no assurance that such order will be granted by the SEC. Accordingly, we cannot assure you that we will be permitted to co-invest with other accounts or other entities managed by the GSAM Liberty Harbor investment team, other than in the limited circumstances currently permitted by applicable SEC staff guidance and interpretations or in the absence of a joint transaction.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including interest rates payable on debt investments we make, default rates on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in certain markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We are exposed to risks associated with changes in interest rates.

Our debt investments may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), EURIBOR, the Federal Funds Rate or the Prime Rate. General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

Because we have borrowed money, and may issue preferred stock to finance investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds or pay distributions on preferred stock and the rate that our investments yield. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase except to the extent we have issued fixed rate debt or preferred stock, which could reduce our net investment income.

You should also be aware that a change in the general level of interest rates can be expected to lead to a change in the interest rate we receive on many of our debt investments. Accordingly, a change in the interest rate could make it easier for us to meet or exceed the performance threshold and may result in a substantial increase in the amount of incentive fees payable to our investment adviser with respect to the portion of the Incentive Fee based on income.

Certain provisions of our certificate of incorporation and bylaws and the Delaware General Corporation Law (“DGCL”), as well as other aspects of our structure, including the substantial ownership interest of Group Inc., could deter takeover attempts and have an adverse impact on the price of our common stock.

Our certificate of incorporation and bylaws, as well as the DGCL, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. Among other things, our certificate of incorporation and bylaws:

•	provide that our Board of Directors is classified, which may delay the ability of our stockholders to change the membership of a majority of our Board of Directors;

•	do not provide for cumulative voting;

•	provide that vacancies on our Board of Directors, including newly created directorships, may be filled only by a majority vote of directors then in office;

•	provide that once our Board of Directors is classified, our directors may be removed only for cause, and only by a supermajority vote of the stockholders entitled to elect such directors;

•	provide that stockholders may only take action at an annual or special meeting of stockholders, and may not act by written consent;

•	restrict stockholders’ ability to call special meetings;

•	require a supermajority vote of stockholders to effect certain amendments to our certificate of incorporation and bylaws; and

•	require stockholders to provide advance notice of new business proposals and director nominations under specific procedures for any meeting occurring after our IPO.

We have provisions comparable to those of Section 203 of the DGCL (other than with respect to Group Inc. and its affiliates and certain of its or their direct or indirect transferees and any group as to which such persons are a party). These provisions generally prohibit us from engaging in mergers, business combinations and certain other types of transactions with “interested stockholders” (generally defined as persons or entities that beneficially own 15% or more of our voting stock), other than the exempt parties as described above, for a period of three years following the date the person became an interested stockholder unless, prior to such stockholder becoming an interested stockholder, our Board of Directors has approved the “business combination” that would otherwise be restricted or the transaction that resulted in the interested stockholder becoming an interested stockholder or the subsequent transaction with the interested stockholder has been approved by our Board of Directors and 66 2/3% of our outstanding voting stock (other than voting stock owned by the interested stockholder). Such provisions may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for the common stock. In addition, certain aspects of our structure, including the substantial ownership interest of Group Inc., may have the effect of discouraging a third party from making an acquisition proposal for us.

Our activities may be limited as a result of potentially being deemed to be controlled by a bank holding company.

In September 2008, Goldman Sachs elected to become a bank holding company (a “BHC”) under the Bank Holding Company Act of 1956, as amended (the “BHCA”), and thereby became subject to supervision and regulation by the Federal Reserve. In addition, in August 2009, Goldman Sachs became a financial holding company (a “FHC”) under the BHCA, which is a status available to BHCs that meet certain criteria. FHCs may engage in a broader range of activities than BHCs that are not FHCs. However, the activities of FHCs and their affiliates remain subject to certain restrictions imposed by the BHCA and related regulations. Because Goldman Sachs may be deemed to “control” us within the meaning of the BHCA, these restrictions could apply to us as well. Accordingly, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, including but not limited to the Federal Reserve, may restrict our investments, transactions and operations and may restrict the transactions and relationships between our investment adviser, Goldman Sachs and their affiliates, on the one hand, and us on the other hand. For example, the BHCA regulations applicable to Goldman Sachs and us may, among other things, restrict our ability to make certain investments or the size of certain investments, impose a maximum holding period on some or all of our investments and restrict our and our investment adviser’s ability to participate in the management and operations of the companies in which we invest. In addition, certain BHCA regulations may require aggregation of the positions owned, held or controlled by related entities. Thus, in certain circumstances, positions held by Goldman Sachs and its affiliates (including our investment adviser) for client and proprietary accounts may need to be aggregated with positions held by us. In this case, where BHCA regulations impose a cap on the amount of a position that may be held, Goldman Sachs may utilize available capacity to make investments for its proprietary accounts or for the accounts of other clients, which may require us to limit and/or liquidate certain investments. See “Potential Conflicts of Interest” below.

These restrictions may materially adversely affect us by, among other things, affecting our investment adviser’s ability to pursue certain strategies within our investment program or trade in certain securities. In addition, Goldman Sachs may cease in the future to qualify as an FHC, which may subject us to additional restrictions. Moreover, there can be no assurance that the bank regulatory requirements applicable to Goldman Sachs and us, or the interpretation thereof, will not change, or that any such change will not have a material adverse effect on us.

Goldman Sachs may in the future, in its sole discretion and without notice to investors, engage in activities impacting us and/or our investment adviser in order to comply with the BHCA or other legal requirements applicable to, or reduce or eliminate the impact or applicability of any bank regulatory or other restrictions on, Goldman Sachs, us or other funds and accounts managed by our investment adviser and its affiliates. Goldman Sachs may seek to accomplish this result by causing GSAM to resign as our investment adviser, voting for changes to our Board of Directors, causing Goldman Sachs personnel to resign from our Board of Directors, reducing the amount of Goldman Sachs’ investment in us (if any), revoking our right to use the Goldman Sachs name or any combination of the foregoing, or by such other means as it determines in its sole discretion. Any replacement investment adviser appointed by us may be unaffiliated with Goldman Sachs.

Recent Commodity Futures Trading Commission rulemaking may have a negative impact on us and our investment adviser.

On August 13, 2012, the Commodity Futures Trading Commission (the “CFTC”) and the SEC issued final rules establishing that certain swap transactions will be subject to CFTC regulation. Engaging in such swap transactions may cause us to fall within the definition of “commodity pool” under the Commodity Exchange Act and related CFTC regulations. Our investment adviser has claimed no-action relief from CFTC regulation as a commodity pool operator pursuant to a CFTC staff no-action letter with respect to our operations, which means that we will be limited in our ability to use futures contracts or options on futures contracts or engage in swap transactions.

We are dependent on information systems, and systems failures could significantly disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.

Our business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay distributions to our stockholders.

Risks Related to Our Portfolio Company Investments

Our investments are very risky and highly speculative.

We invest primarily through direct originations of secured debt, including first lien, first lien/last-out unitranche and second lien debt, unsecured debt, including mezzanine debt and, to a lesser extent, investments in equities. The instruments in which we invest typically are not rated by any rating agency, but GSAM believes that if such instruments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service and lower than “BBB-” by Fitch Ratings or S&P), which is an indication of having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Investments that are rated below investment grade are sometimes referred to as “high yield bonds,” “junk bonds” or “leveraged loans.” Therefore, our investments may result in an above average amount of risk and volatility or loss of principal. We also may invest in other assets, including U.S. government securities and structured securities. These investments entail additional risks that could adversely affect our investment returns.

Secured Debt. When we make a secured debt investment, we generally take a security interest in the available assets of the portfolio company, including the equity interests of any subsidiaries, which we expect to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our debt investment may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors, such as trade creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt investment. Consequently, the fact that our debt is secured does not guarantee that we will receive principal and interest payments according to the debt investment’s terms, or at all, or that we will be able to collect on the loan, in full or at all, should we be forced to enforce our remedies.

Unsecured Debt, including Mezzanine Debt. Our unsecured debt investments, including mezzanine debt investments, generally will be subordinated to senior debt that will rank senior to our investment in the event of an insolvency. This may result in an above average amount of risk and loss of principal.

Equity Investments. When we invest in secured debt or unsecured debt, including mezzanine debt, we may acquire equity securities from the company in which we make the investment. In addition, we may invest in the equity securities of portfolio companies independent of any debt investment. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we hold may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Investing in middle-market companies involves a number of significant risks.

Investing in middle-market companies involves a number of significant risks, including:

•	such companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•	such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	such companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	such companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•	there is generally little public information about these companies, they and their financial information are not subject to the Exchange Act and other regulations that govern public companies and we may be unable to uncover all material information about these companies, which may prevent us from making a fully informed investment decision and cause us to lose money on our investments;

•	our executive officers, directors and investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	such companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Our portfolio securities may not have a readily available market price and, in such a case, we will value these securities at fair value as determined in good faith under procedures adopted by our Board of Directors, which valuation is inherently subjective and may not reflect what we may actually realize for the sale of the investment.

The majority of our investments are expected to be in debt instruments that do not have readily ascertainable market prices. The fair value of assets that are not publicly traded or whose market prices are not readily available will be determined in good faith under procedures adopted by our Board of Directors. Our Board of Directors is expected to utilize the services of independent third-party valuation firms in determining the fair value of any securities. Investment professionals from our investment adviser will prepare portfolio company valuations using sources and/or proprietary models depending on the availability of information on our assets and the type of asset being valued, all in accordance with our valuation policy. The participation of our investment adviser in our valuation process could result in a conflict of interest, since the management fee is based in part on our gross assets and also because our investment adviser is receiving a performance-based incentive fee.

Because fair valuations, and particularly fair valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based to a large extent on estimates, comparisons and qualitative evaluations of private information, it could make it more difficult for investors to value accurately our investments and could lead to undervaluation or overvaluation of our common stock. In addition, the valuation of these types of securities may result in substantial write-downs and earnings volatility.

Our NAV as of a particular date may be materially greater than or less than the value that would be realized if our assets were to be liquidated as of such date. For example, if we were required to sell a certain asset or all or a substantial portion of its assets on a particular date, the actual price that we would realize upon the disposition of such asset or assets could be materially less than the value of such asset or assets as reflected in our NAV. Volatile market conditions could also cause reduced liquidity in the market for certain assets, which could result in liquidation values that are materially less than the values of such assets as reflected in our NAV.

The lack of liquidity in our investments may adversely affect our business.

Various restrictions render our investments relatively illiquid, which may adversely affect our business. As we generally make investments in private companies, substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. Additionally, as an affiliate of Goldman Sachs, our investment adviser is not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for us, which could create an additional limitation on the liquidity of our investments. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. Therefore, if we are required to or desire to liquidate all or a portion of our portfolio quickly, we could realize significantly less than the value at which we have recorded our investments.

Our portfolio may be focused in a limited number of portfolio companies, which will subject us to a risk of significant loss if any of these companies default on their obligations under any of their debt instruments or if there is a downturn in a particular industry.

We are classified as a non-diversified investment company within the meaning of the Investment Company Act, which means that we are not limited by the Investment Company Act with respect to the proportion of our assets that we may invest in securities of a single issuer, excluding limitations on investments in other investment companies. To the extent that we assume large positions in the securities of a small number of issuers or industries, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. In addition, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could significantly affect our aggregate returns.

We may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not generally intend to take controlling equity positions in our portfolio companies. To the extent that we do not hold a controlling equity interest in a portfolio company, we are subject to the risk that such portfolio company may make business decisions with which we disagree, and the stockholders and management of such portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

We may form one or more CLOs, which may subject us to certain structured financing risks.

To finance investments, we may securitize certain of our investments, including through the formation of one or more CLOs, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in such entity on a non-recourse or limited-recourse basis to purchasers. Any interest in any such CLO held by us may be considered a “non-qualifying asset” for purposes of Section 55 of the Investment Company Act.

If we create a CLO, we will depend on distributions from the CLO’s assets out of its earnings and cash flows to enable us to make distributions to our stockholders. The ability of a CLO to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. For example, tests (based on interest coverage or other financial ratios or other criteria) may restrict our ability, as holder of a CLO’s equity interests, to receive cash flow from these investments. There is no assurance any such performance tests will be satisfied. Also, a CLO may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the CLO may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the CLO’s debt. As a result, there may be a lag, which could be significant, between the repayment or other realization on a loan or other assets in, and the distribution of cash out of, a CLO, or cash flow may be completely restricted for the life of the CLO. If we do not receive cash flow from any such CLO that is necessary to satisfy the annual distribution requirement for maintaining our RIC status, and we are unable to obtain cash from other sources necessary to satisfy this requirement, we could fail to maintain our status as a RIC, which would have a material adverse effect on our financial performance.

In addition, a decline in the credit quality of loans in a CLO due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force a CLO to sell certain assets at a loss, reducing their earnings and, in turn, cash potentially available for distribution to us for distribution to our stockholders.

To the extent that any losses are incurred by the CLO in respect of any collateral, such losses will be borne first by us as owner of equity interests. Finally, any equity interests that we retain in a CLO will not be secured by the assets of the CLO and we will rank behind all creditors of the CLO.

When we are a debt or minority equity investor in a portfolio company, we are often not in a position to exert influence on the entity, and other equity holders and management of the company may make decisions that could decrease the value of our portfolio holdings.

When we make debt or minority equity investments, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the other equity holders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investment.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part our equity ownership percentage;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments.

We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC requirements, compliance with covenants contained in our Revolving Credit Facility or compliance with the requirements for maintenance of our RIC status.

Our portfolio companies may prepay loans, which may reduce stated yields in the future if the capital returned cannot be invested in transactions with equal or greater expected yields.

Certain of the loans we make are prepayable at any time, with some prepayable at no premium to par. We cannot predict when such loans may be prepaid. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that permit such company to replace existing financing with less expensive capital. As market conditions change frequently, it is unknown when, and if, this may be possible for each portfolio company. In the case of some of these loans, having the loan prepaid early may reduce the achievable yield for us in the future below the current yield disclosed for our portfolio if the capital returned cannot be invested in transactions with equal or greater expected yields.

Investments in equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk.

We may purchase common and other equity securities. Although common stock has historically generated higher average total returns than fixed income securities over the long term, common stock also has experienced significantly more volatility in those returns. The equity securities we acquire may fail to appreciate and may decline in value or become worthless, and our ability to recover our investment will depend on our portfolio company’s success. Investments in equity securities involve a number of significant risks, including:

•	any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness (including trade creditors) or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

•	to the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment; and

•	in some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of the portfolio company.

Even if the portfolio company is successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can otherwise sell our investment. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell them.

There are special risks associated with investing in preferred securities, including:

•	preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes before we receive such distributions;

•	preferred securities are subordinated to debt in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than debt;

•	preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities; and

•	generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

Additionally, when we invest in first lien senior secured loans (including unitranche loans), second lien senior secured loans or mezzanine debt, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

We may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the Investment Company Act and, to the extent we so invest, will bear our ratable share of any such company’s expenses, including management and performance fees. We will also remain obligated to pay the management fee and incentive fee to our investment adviser with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management fee and incentive fee due to our investment adviser as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers.

By originating loans to companies that are experiencing significant financial or business difficulties, we may be exposed to distressed lending risks.

As part of our lending activities, we may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to us, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. There is no assurance that we will correctly evaluate the value of the assets collateralizing our loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that we fund, we may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by us to the borrower.

We may be exposed to special risks associated with bankruptcy cases.

Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, there can be no assurance that a bankruptcy court would not approve actions that may be contrary to our interests. Furthermore, there are instances where creditors can lose their ranking and priority if they are considered to have taken over management of a borrower.

The reorganization of a company can involve substantial legal, professional and administrative costs to a lender and the borrower; it is subject to unpredictable and lengthy delays; and during the process a company’s competitive position may erode, key management may depart and a company may not be able to invest its capital adequately. In some cases, the debtor company may not be able to reorganize and may be required to liquidate assets. The debt of companies in financial reorganization will, in most cases, not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer’s fundamental value.

In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. For example, we could become subject to a lender’s liability claim, if, among other things, the borrower requests significant managerial assistance from us and we provide such assistance as contemplated by the Investment Company Act.

We will have broad discretion over the use of proceeds of the funds we raise from investors and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of the funds we raise from investors in this offering and may use the net proceeds in ways with which stockholders may not agree, or for purposes other than those contemplated at the time of this offering. There can be no assurance that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy capital that we raise from investors in a timeframe that will permit investors to earn above-market returns. To the extent we are unable to invest substantially all of the capital we raise within our contemplated timeframe, our investment income, and in turn our results of operations, will likely be materially adversely affected. See “—Risks Relating to Our Business and Structure—We are a relatively new company and have a limited operating history.” We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds raised from investors. Our ability to achieve our investment objective may be limited to the extent that net proceeds of the funds we raise from investors, pending full investment by us in portfolio companies, are used to pay operating expenses.

Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of our portfolio, which in turn would reduce our NAV.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith under procedures adopted by our Board of Directors. We may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to similar publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can also adversely affect our investment valuations. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our NAV by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer unrealized losses, which could have a material adverse impact on our business, financial condition and results of operations.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Our portfolio companies may be susceptible to economic downturns or recessions and may be unable to repay our loans during these periods. Therefore, during these periods our non-performing assets may increase and the value of our portfolio may decrease if we are required to write down the values of our investments. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on the portfolio company’s assets representing collateral for its obligations. This could trigger cross defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically are entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt, which will be secured on a first priority basis. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights as junior lenders are adversely affected.

We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

Our portfolio companies may be highly leveraged.

Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Our investments in non-U.S. companies may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in securities of non-U.S. companies to the extent permissible under the Investment Company Act. Investing in non-U.S. companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of non-U.S. taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Our investments that are denominated in a non-U.S. currency will be subject to the risk that the value of a particular currency will change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us.

We may expose ourselves to risks if we engage in hedging transactions.

Subject to application of the Investment Company Act and applicable CFTC regulations, we may enter into hedging transactions, which may expose us to risks associated with such transactions. Such hedging may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter-party credit risk.

Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of any hedging transactions we may enter into will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. See also “Risk Factors—Risk Relating to Our Business—We are exposed to risks associated with changes in interest rates.”

We may initially invest a portion of the net proceeds of this offering primarily in high-quality short-term investments, which may generate lower rates of return than those expected from the interest generated on our intended investment program.

We may initially invest a portion of the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not be able to achieve our investment objective and any distributions we make during this period may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses.

Risks Relating to this Offering and Our Common Stock

Investing in our common stock involves an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore an investment in our common stock may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock that will prevail in the market after this offering may be higher or lower than the price you pay and may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	price and volume fluctuations in the overall stock market from time to time;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	any loss of RIC or BDC status;

•	changes in earnings or perceived changes or variations in operating results;

•	changes or perceived changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the inability of our investment adviser to employ additional experienced investment professionals or the departure of any of our investment adviser’s key personnel;

•	short-selling pressure with respect to shares of our common stock or BDCs generally;

•	future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities;

•	uncertainty surrounding the strength of the U.S. economic recovery;

•	concerns regarding European sovereign debt;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.

We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. In addition, we cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it may trade after our IPO. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies, including BDCs, frequently trade at a discount from NAV and our common stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our common stock will trade at, above or below NAV. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its NAV, we will generally not be able to sell additional shares of our common stock to the public at its market price without, among other things, the requisite stockholders approve such a sale.

Investors in this offering may experience immediate dilution upon the closing of the offering.

If you purchase shares of our common stock in this offering, you may experience immediate dilution if the price that you pay is greater than the pro forma NAV per share of the common stock you acquire. Investors in this offering could pay a price per share of common stock that exceeds the tangible book value per share after the closing of the offering. Assuming an initial public offering price of $         per share, purchasers in this offering will experience immediate dilution of approximately $         per share. See “Dilution.”

Purchases of our common stock by Group Inc. under the 10b5-1 Plan may result in the price of our common stock being higher than the price that otherwise might exist in the open market.

Group Inc. has entered the 10b5-1 Plan with         in accordance with Rules 10b5-1 and 10b-18 under the Exchange Act, under which         , as agent for Group Inc., will buy up to the lesser of $25 million in the aggregate of our common stock or such amount that would not bring Group Inc.’s ownership of our common stock over 19.9%. Any such purchases under the 10b5-1 Plan will occur during the period beginning after four full calendar weeks after the closing of this offering and ending on the earlier of the date on which all the capital committed to the plan has been exhausted or one year after the closing of this offering, subject to certain conditions. See “Related Party Transactions and Certain Relationships” for additional details regarding the 10b5-1 Plan. Whether purchases will be made under the 10b5-1 Plan and how much will be purchased at any time is uncertain, dependent on prevailing market prices and trading volumes, all of which we cannot predict. These activities may have the effect of maintaining the market price of our common stock or retarding a decline in the market price of the common stock, and, as a result, the price of our common stock may be higher than the price that otherwise might exist in the open market.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Upon completion of this offering, we will have             shares of common stock outstanding (or             shares of common stock if the underwriters’ over-allotment option is fully exercised). Following this offering and the expiration of applicable lock-up periods, sales of substantial amounts of our common stock, or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so. Additionally, as an owner of approximately 19.85% of our common stock as of September 30, 2014, Group Inc. is a significant stockholder that may decide to sell a substantial amount of its common stock, subject to its lock-up agreement with the underwriters not to sell its shares for             months and applicable securities laws, and such a sale would exacerbate the effects described above.

We may in the future determine to issue preferred stock, which could adversely affect the market value of our common stock.

The issuance of shares of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms favorable to the holders of preferred stock could adversely affect the market price for our common stock by making an investment in the common stock less attractive. In addition, the dividends on any preferred stock we issue must be cumulative. Payment of dividends and repayment of the liquidation preference of preferred stock must take preference over any distributions or other payments to our common stockholders, and holders of preferred stock are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference (other than convertible preferred stock that converts into common stock). In addition, under the Investment Company Act, participating preferred stock and preferred stock constitutes a “senior security” for purposes of the 200% asset coverage test.

We may not be able to pay you distributions on our common stock, our distributions to you may not grow over time and a portion of our distributions to you may be a return of capital for U.S. federal income tax purposes.

We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we are unable to satisfy the asset coverage test applicable to us as a BDC, or if we violate certain covenants under our Revolving Credit Facility and other debt financing agreements, our ability to pay distributions to our stockholders could be limited. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, compliance with covenants under our Revolving Credit Facility and other debt financing agreements and such other factors as our Board of Directors may deem relevant from time to time. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes.

Stockholders who periodically receive the payment of a distribution from a RIC consisting of a return of capital for U.S. federal income tax purposes may be under the impression that they are receiving a distribution of RIC’s net ordinary income or capital gains when they are not. Accordingly, stockholders should read carefully any written disclosure accompanying a distribution from us and the information about the specific tax characteristics of our distributions provided to stockholders after the end of each calendar year, and should not assume that the source of any distribution is our net ordinary income or capital gains.

We may have difficulty paying our required distributions if we recognize taxable income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we will include in our taxable income certain amounts that we have not yet received in cash, such as original issue discount or accruals on a contingent payment debt instrument, which may occur if we receive warrants in connection with the origination of a loan, or in other circumstances, or contracted PIK interest, which generally represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount and PIK interest will be included in our taxable income before we receive any corresponding cash payments. We also may be required to include in our taxable income certain other amounts that we will not receive in cash.

Because in certain cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty making distributions to our stockholders that will be sufficient to enable us to meet the annual distribution requirement necessary for us to maintain our status as a RIC. Accordingly, we may need to sell some of our assets at times and/or at prices that we would not consider advantageous, we may need to raise additional equity or debt capital or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business) to enable us to make distributions to our stockholders that will be sufficient to enable us to meet the annual distribution requirement. If we are unable to obtain cash from other sources to meet the annual distribution requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes). For additional discussion regarding the tax implications of a RIC, see “U.S. Federal Income Tax Considerations.”

Our stockholders may receive shares of our common stock as dividends, which could result in adverse tax consequences to them.

In order to satisfy the annual distribution requirement applicable to RICs, we will have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder generally would be taxed on 100% of the fair market value of the dividend on the date the dividend is received by the stockholder in the same manner as a cash dividend, even though most of the dividend was paid in shares of our common stock. We currently do not intend to pay dividends in shares of our common stock.

If we are not treated as a “publicly offered regulated investment company,” as defined in the Code, U.S. stockholders that are individuals, trusts or estates will be taxed as though they received a distribution of some of our expenses.

We expect to be treated as a “publicly offered regulated investment company” as a result of either (i) shares of our common stock being held by at least 500 persons at all times during a taxable year or (ii) shares of our common stock being treated as regularly traded on an established securities market. However, we cannot assure you that we will be treated as a publicly offered regulated investment company for all years. If we are not treated as a publicly offered regulated investment company for any calendar year, each U.S. stockholder that is an individual, trust or estate will be treated as having received a dividend from us in the amount of such U.S. stockholder’s allocable share of the management and incentive fees paid to our investment adviser and certain of our other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. stockholder. Miscellaneous itemized deductions generally are deductible by a U.S. stockholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under the Code. See “U.S. Federal Income Tax Considerations –Taxation of U.S. Stockholders.”

Non-U.S. stockholders may be subject to withholding of U.S. federal income tax on dividends we pay.

Distributions of our “investment company taxable income” to a non-U.S. stockholder that are not effectively connected with the non-U.S. stockholder’s conduct of a trade or business within the United States will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current or accumulated earnings and profits.

For our taxable years beginning before January 1, 2015, certain properly designated dividends were generally exempt from withholding of U.S. federal income tax where they were paid in respect of our (i) “qualified net interest income” (generally, our U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we or the non-U.S. stockholder are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year), and certain other requirements were satisfied.

THIS PROVISION EXPIRED ON DECEMBER 31, 2014 AND, AS A RESULT, THIS EXEMPTION FROM WITHHOLDING OF U.S. FEDERAL INCOME TAX DOES NOT APPLY FOR ANY TAXABLE YEAR BEGINNING ON OR AFTER JANUARY 1, 2015. NO ASSURANCE CAN BE GIVEN THAT THIS PROVISION WILL BE REINSTATED AND, IF THIS PROVISION IS REINSTATED, THE FORM OR EFFECTIVE DATE OF ANY SUCH REINSTATEMENT.

In addition, even if this provision is reinstated, no assurance can be given as to whether any of our distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by us. In particular, under the provision that was in effect through December 31, 2014, the exemption did not apply to our distributions paid in respect of our non-U.S. source interest income or our dividend income (or any other type of income other than our non-contingent U.S.-source interest income received from unrelated obligors and our qualified short-term capital gains). In the case of our common stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we designated the payment as qualified net interest income or qualified short-term capital gain. See “U.S. Federal Income Tax Considerations—Taxation of Non-U.S. Stockholders.”

POTENTIAL CONFLICTS OF INTEREST

General Categories of Conflicts Associated with the Company

Goldman Sachs (which, for purposes of this “Potential Conflicts of Interest” section, shall mean, collectively, Group Inc., the investment adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, Goldman Sachs provides a wide range of financial services to a substantial and diversified client base. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments for its own accounts and for the accounts of clients and of its personnel, through client accounts and the relationships and products it sponsors, manages and advises (such Goldman Sachs or other client accounts (including the Company), relationships and products collectively, the “Accounts”). Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets, and the securities and issuers, in which the Company may directly and indirectly invest. As a result, Goldman Sachs’ activities and dealings, including on behalf of the Company, may affect the Company in ways that may disadvantage or restrict the Company and/or benefit Goldman Sachs or other Accounts.

The following are descriptions of certain conflicts and potential conflicts that may be associated with the financial or other interests that the investment adviser and Goldman Sachs may have in transactions effected by, with and on behalf of the Company. They are not, and are not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest regarding the investment adviser and Goldman Sachs is set forth in the investment adviser’s Form ADV, which prospective stockholders should review prior to purchasing the Company’s common stock. A copy of Part 1 and Part 2 of the investment adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). A copy of Part 2 of the investment adviser’s Form ADV will be provided to stockholders or prospective stockholders upon request.

Other Activities of Goldman Sachs, the Sale of the Company’s Stock and the Allocation of Investment Opportunities

Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries

Goldman Sachs and its personnel, including employees of the investment adviser, may have relationships (both involving and not involving the Company, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Company. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Company in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Company.

To the extent permitted by applicable law, the Company and Goldman Sachs may make payments to authorized dealers and other financial intermediaries and to salespersons (collectively, “Intermediaries”) from time to time to promote the Company. These payments may be made out of Goldman Sachs’ assets, or amounts payable to Goldman Sachs. These payments may create an incentive for a particular Intermediary to highlight, feature or recommend the Company.

Allocation of Investment Opportunities Among the Company and Other Accounts

The investment adviser may manage or advise multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest) that have investment objectives that are similar to the Company’s investment objectives and may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Company. This may create potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization and initial public offerings/new issues), where the liquidity of such investment opportunities is limited or where co-investments by the Company and other Accounts is not permitted under applicable law.

The Company’s investment objectives and investment strategies are similar to those of other funds managed by the GSAM Liberty Harbor investment team, and an investment appropriate for the Company could also be appropriate for those investment funds. As a result, the GSAM Liberty Harbor investment team may face conflicts in allocating investment opportunities among the Company and such other funds.

Subject to applicable law, Goldman Sachs or Accounts may invest alongside the Company. In certain circumstances, negotiated co-investments by the Company and other funds managed by the GSAM Liberty Harbor investment team may be made only if the Company receives an order from the SEC permitting the Company to do so. There can be no assurance when any such order would be obtained or that one will be obtained at all. In the absence of an SEC order, when the investment adviser identifies certain investments, it will be forced to choose which funds should make the investment. Although the investment adviser will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that the Company will not be given the opportunity to participate in investments made by other funds managed by the investment adviser.

The Company is prohibited under the Investment Company Act from participating in certain transactions with its affiliates without the prior approval of the Independent Directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of the Company’s outstanding voting securities will be an affiliate of the Company for purposes of the Investment Company Act, and the Company is generally prohibited from buying or selling any assets from or to, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of the Independent Directors. The investment adviser and its affiliates, including persons that control, or are under common control with, the Company or the investment adviser, are also considered to be affiliates of the Company under the Investment Company Act, and the Company is generally prohibited from buying or selling any assets from or to, or entering into “joint” transactions with, such affiliates without prior approval of the Independent Directors and, in some cases, exemptive relief from the SEC.

The Company may, however, invest alongside other clients of the investment adviser and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff guidance and interpretations. For example, the Company may invest alongside affiliated funds consistent with guidance promulgated by the staff of the SEC permitting the Company and such other funds to purchase interests in privately placed securities so long as certain conditions are met, including that the investment adviser, acting on behalf of the Company and on behalf of its other clients, negotiates no term other than price. The Company may also invest alongside the investment adviser’s other clients as otherwise permissible under SEC staff guidance and interpretations, applicable regulations and the allocation policy of the investment adviser.

To address these potential conflicts, the investment adviser has developed allocation policies and procedures that provide that personnel of the investment adviser making portfolio decisions for Accounts will make purchase and sale decisions and allocate investment opportunities among Accounts consistent with its fiduciary obligations. To the extent permitted by applicable law, these policies and procedures may result in the pro rata allocation of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in many other cases the allocations reflect numerous other factors as described below. Accounts managed by different portfolio management teams are generally viewed separately for allocation purposes. There will be cases where certain Accounts receive an allocation of an investment opportunity when the Company does not and vice versa. In some cases, due to information barriers that are in place (as discussed more fully below), other Accounts may compete with the Company for specific investment opportunities without being aware that they are competing against each other. Goldman Sachs has a conflicts system in place above these information barriers to identify potential conflicts early in the process and determine if an allocation decision needs to be made. If the conflicts system detects a potential conflict, the legal and compliance departments of Goldman Sachs assess investment opportunities to determine whether a particular investment opportunity is required to be allocated to a particular Account (including the Company) or is prohibited from being allocated to a particular Account. Subject to a determination by the legal and compliance departments (if applicable), portfolio management teams are then charged with ensuring that investment opportunities are allocated to the appropriate Account.

Personnel of the investment adviser involved in decision-making for Accounts may make allocation related decisions for the Company and other Accounts by reference to one or more factors, including without limitation: the Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions); strategic fit and other portfolio management considerations, including different desired levels of investment for different strategies; the expected future capacity of the applicable Accounts; limits on the investment adviser’s brokerage discretion; cash and liquidity considerations; and the availability of other appropriate investment opportunities. Suitability considerations, reputational matters and other considerations may also be considered. The application of these considerations may cause differences in the performance of different Accounts that have similar strategies. In addition, in some cases the investment adviser may make investment recommendations to Accounts where the Accounts make the investment independently of the investment adviser, which may result in a reduction in the availability of the investment opportunity for other Accounts (including the Company) irrespective of the investment adviser’s policies regarding allocation of investments. Additional information about the investment adviser’s allocation policies is set forth in Item 6 (“Performance-based Fees and Side-by-Side Management—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the investment adviser’s Form ADV.

The investment adviser may, from time to time, develop and implement new trading strategies or seek to participate in new investment opportunities and trading strategies. These opportunities and strategies may not be employed in all Accounts or pro rata among Accounts where they are employed, even if the opportunity or strategy is consistent with the objectives of such Accounts.

During periods of unusual market conditions, the investment adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.

The Company may or may not receive, but in any event will have no rights with respect to, opportunities sourced by Goldman Sachs businesses and affiliates. Such opportunities or any portion thereof may be offered to other Accounts, Goldman Sachs, all or certain investors in the Company, or such other persons or entities as determined by Goldman Sachs in its sole discretion. The Company will have no rights and will not receive any compensation related to such opportunities.

Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Company Stock

Goldman Sachs and its personnel have interests in promoting sales of the Company’s stock, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting the Company’s stock over interests in other Accounts.

The investment adviser receives performance-based compensation in respect of its investment management activities on the Company’s behalf, which rewards the investment adviser for positive performance of the Company’s investment portfolio. As a result, the investment adviser may make investments for the Company that present a greater potential for return but also a greater risk of loss or that are more speculative than would be the case in the absence of performance-based compensation. In addition, the investment adviser may simultaneously manage Accounts for which the investment adviser receives greater fees or other compensation than it receives in respect of the Company. Therefore, the investment adviser may have an incentive to favor such Accounts. To address these types of conflicts, the investment adviser has adopted policies and procedures under which it will allocate investment opportunities in a manner that it believes is consistent with its obligations as an investment adviser. However, the amount, timing, structuring or terms of an investment by the Company may differ from, and performance may be lower than, the investments and performance of other Accounts.

Management of the Company by the Investment Adviser

Potential Restrictions and Issues Relating to Information Held by Goldman Sachs

Goldman Sachs has established certain information barriers and other policies to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the investment adviser generally will not have access, or will have limited access, to information and personnel in other areas of Goldman Sachs, and generally will not be able to manage the Company with the benefit of information held by such other areas. Such other areas, including without limitation, Goldman Sachs’ prime brokerage and administration businesses, will have broad access to detailed information that is not available to the investment adviser, including information in respect of markets and investments, which, if known to the investment adviser, might cause the investment adviser to seek to dispose of, retain or increase interests in investments held by the Company or acquire certain positions on the Company’s behalf, or take other actions. Goldman Sachs will be under no obligation or fiduciary or other duty to make any such information available to the investment adviser or personnel of the investment adviser involved in decision-making for. In addition, Goldman Sachs will not have any obligation to make available any information regarding its trading activities, strategies or views, or the activities, strategies or views used for other Accounts, for the benefit of the Company.

Valuation of the Company’s Investments

The investment adviser, while not the Company’s primary valuation agent, performs certain valuation services related to securities and assets. The investment adviser, pursuant to delegated authority, calculates the value of the Company’s securities and assets according to the Company’s valuation policies, adopted by the Board of Directors, and may value an identical asset differently than another division or unit within Goldman Sachs or another Account values the asset, including because such other division or unit or Account has information regarding valuation techniques and models or other information that it does not share with the investment adviser or the Company. This is particularly the case in respect of difficult-to-value assets. The investment adviser may face a conflict with respect to such valuations as they affect the investment adviser’s compensation.

Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts

The investment adviser’s decisions and actions on the Company’s behalf may differ from those on behalf of other Accounts. Advice given to, or investment or voting decisions made for, one or more Accounts may compete with, affect, differ from, conflict with, or involve timing different from, advice given to or investment decisions made for the Company.

The extent of Goldman Sachs’ activities in the global financial markets may have potential adverse effects on the Company. Goldman Sachs, the clients it advises, and its personnel have interests in and advise Accounts which have investment objectives or portfolios similar to or opposed to those of the Company, and/or which engage in and compete for transactions in the same types of securities and other instruments as the Company. Transactions by such Accounts may involve the same or related securities or other instruments as those in which the Company invests, and may negatively affect the Company or the prices or terms at which the Company’s transactions may be effected. For example, Accounts may engage in a strategy while the Company is undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Company. The Company and Goldman Sachs may also vote differently on or take or refrain from taking different actions with respect to the same security, which may be disadvantageous to the Company. Accounts may also invest in or extend credit to different classes of securities or different parts of the capital structure of the same issuer and classes of securities that are subordinate or senior to, securities in which the Company invests. As a result, Goldman Sachs and the Accounts may pursue or enforce rights or activities, or refrain from pursuing or enforcing rights or activities, with respect to a particular issuer in which the Company has invested. The Company could sustain losses during periods in which Goldman Sachs and other Accounts achieve profits. The negative effects described above may be more pronounced in connection with transactions in, or the Company’s use of, small capitalization, emerging market, distressed or less liquid strategies.

Goldman Sachs and its personnel may make investment decisions or recommendations, provide differing investment views or have views with respect to research or valuations that are inconsistent with, or adverse to, the Company’s interests and activities. Similarly, the investment adviser’s portfolio management teams may have differing investment views in respect of an issuer or a security, and the actions the Company’s portfolio management team takes in respect of the Company’s investments may be inconsistent with, or adversely affected by, the interests and activities of the Accounts advised by other portfolio management teams of the investment adviser. Research analyses or viewpoints may be available to clients or potential clients at different times. Goldman Sachs will not have any obligation to make available to the Company any research or analysis prior to its public dissemination. The investment adviser is responsible for making investment decisions on the Company’s behalf and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. Goldman Sachs may, on behalf of other Accounts and in accordance with its management of such Accounts, implement an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Company. The relative timing for the implementation of investment decisions or strategies among Accounts and the Company may disadvantage the Company. Certain factors, for example, market impact, liquidity constraints, or other circumstances, could result in the Company receiving less favorable trading results or incurring increased costs associated with implementing such investment decisions or strategies, or being otherwise disadvantaged.

Subject to applicable law, the investment adviser may cause the Company to invest in securities, loans or other obligations of companies affiliated with Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divesting of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investments in and activities with respect to such companies.

When the investment adviser wishes to place an order for different types of Accounts (including the Company) for which aggregation is not practicable, the investment adviser may use a trade sequencing and rotation policy to determine which type of Account is to be traded first. Under this policy, each portfolio management team may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be fair and equitable over time. The portfolio management teams currently base their trading periods and rotation schedules on the relative amounts of assets managed for different client categories (e.g., unconstrained client accounts, “wrap program” accounts, etc.) and, as a result, the Company may trade behind other Accounts. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The investment adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the investment adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.

Investments in Goldman Sachs Funds

To the extent permitted by applicable law, the Company may invest in money market and other funds sponsored, managed or advised by Goldman Sachs. In connection with any such investments, the Company, to the extent permitted by the Investment Company Act, will indirectly pay all advisory, administrative or Rule 12b-1 fees applicable to the investment, and fees to the investment adviser in its capacity as manager will not be reduced thereby (i.e., there could be “double fees” involved in making any such investment because Goldman Sachs could receive fees with respect to both the Company’s management and such money market fund). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Company will be required.

Goldman Sachs May In-Source or Outsource

Subject to applicable law, Goldman Sachs, including the investment adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Company in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Goldman Sachs May Act in a Capacity Other Than Investment Adviser to the Company

Cross Transactions

When permitted by applicable law and the investment adviser’s and the Company’s policies, the investment adviser, acting on the Company’s behalf, may enter into transactions in securities and other instruments with or through Goldman Sachs, and may cause the Company to engage in transactions in which the investment adviser, advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Company on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There may be potential conflicts of interest or regulatory restrictions relating to these transactions which could limit the investment adviser’s ability to engage in these transactions for the Company. Goldman Sachs may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions, and has developed policies and procedures in relation to such transactions and conflicts. Any cross or agency cross transactions will be effected in accordance with fiduciary requirements and applicable law (which may include disclosure and consent).

Goldman Sachs May Act in Multiple Commercial Capacities

To the extent permitted by applicable law, Goldman Sachs may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Company or issuers of securities held by the Company. Goldman Sachs may be entitled to compensation in connection with the provision of such services, and the Company will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and may take commercial steps in its own interests in connection with providing such services that negatively affect the Company. For example, Goldman Sachs may require repayment of all or part of a loan at any time and from time to time or declare a default under an agreement with the Company or a portfolio company of the Company, liquidate the Company’s assets or redeem positions more rapidly (and at significantly lower prices) than might otherwise be desirable. In addition, due to its access to and knowledge of funds, markets and securities based on its other businesses, Goldman Sachs may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held directly or indirectly by the Company in a manner that may be adverse to the Company. Goldman Sachs may also derive benefits from providing services to the Company, which may enhance Goldman Sachs’ relationships with various parties, facilitate additional business development and enable Goldman Sachs to obtain additional business and generate additional revenue.

Subject to applicable law, Goldman Sachs or Accounts may invest in the Company and such investments may constitute substantial percentages of the Company’s outstanding equity securities.

To the extent permitted by applicable law, Goldman Sachs may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Company, or with respect to the Company’s underlying securities or assets, or which may be otherwise based on or seek to replicate or hedge the Company’s performance. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Company.

Goldman Sachs may make loans or enter into asset-based or other credit facilities or similar transactions that are secured by a client’s assets or interests, including the Company’s stock, interests in an Account or assets in which the Company or an Account has an interest. In connection with its rights as lender, Goldman Sachs may take actions that adversely affect the Account and which may in turn adversely affect the Company (e.g., if the Company holds the same type of security that is providing the credit support to the borrower Account, such holding may be disadvantaged when the borrower Account liquidates assets in response to an action taken by Goldman Sachs).

Code of Ethics and Personal Trading

Each of the Company and GSAM, as the Company’s investment adviser, has adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Investment Company Act designed to provide that personnel of the investment adviser, and certain additional Goldman Sachs personnel who support the investment adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons may buy and sell securities or other investments for their personal accounts, including investments in the Company, and may also take positions that are the same as, different from, or made at different times than, positions taken by the Company. Additionally, Goldman Sachs personnel, including personnel of the investment adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading.

Proxy Voting by the Investment Adviser

The investment adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Company, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting policies and procedures, proxy voting decisions made by the investment adviser with respect to securities held by the Company may benefit the interests of Goldman Sachs and Accounts other than the Company.

Potential Limitations and Restrictions on Investment Opportunities and Activities of the Investment Adviser and the Company

The investment adviser may restrict its investment decisions and activities on the Company’s behalf in various circumstances, including as a result of applicable regulatory requirements, information held by Goldman Sachs, Goldman Sachs’ internal policies and/or potential reputational risk or disadvantage to Accounts, including the Company, and Goldman Sachs. As a result, the investment adviser might not engage in transactions for the Company in consideration of Goldman Sachs’ activities outside services provided to the Company (e.g., the investment adviser may refrain from making investments for the Company that would cause Goldman Sachs to exceed position limits or cause Goldman Sachs to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Goldman Sachs is engaged in an underwriting or other distribution). In addition, the investment adviser is not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Company. The investment adviser may also limit the activities and transactions engaged in by the Company, and may limit its exercise of rights on the Company’s behalf or in respect of the Company, for reputational or other reasons, including where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related transaction to that being considered on the Company’s behalf, where Goldman Sachs or an Account has an interest in an entity involved in such activity or transaction, or where such activity or transaction or the exercise of such rights on the Company’s behalf or in respect of the Company could affect Goldman Sachs, the investment adviser or their activities.

Brokerage Transactions

The investment adviser may select broker-dealers (including affiliates of the investment adviser) that furnish the investment adviser, the Company, their affiliates and other Goldman Sachs personnel with proprietary or third-party brokerage and research services (collectively, “brokerage and research services”) that provide, in the investment adviser’s view, appropriate assistance to the investment adviser in the investment decision-making process. As a result, the investment adviser may pay for such brokerage and research services with “soft” or commission dollars.

Brokerage and research services may be used to service the Company and any or all other Accounts, including in connection with Accounts other than those that pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, the brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Company based on the amount of commissions paid by the Company in comparison to such other Accounts. The investment adviser does not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.

Since the Company will generally acquire and dispose of investments in privately negotiated transactions, it will infrequently use brokers in the normal course of its business. Subject to policies established by the Company’s Board of Directors, the investment adviser will be primarily responsible for the execution of the publicly traded securities portion of its portfolio transactions and the allocation of brokerage commissions. The investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the investment adviser generally will seek reasonably competitive trade execution costs, the Company will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and the Company and any other Accounts. In return for such services, the Company may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

Aggregation of Trades by the Investment Adviser

The investment adviser follows policies and procedures pursuant to which, subject to applicable law, it may combine or aggregate purchase or sale orders for the same security for multiple clients (sometimes called “bunching”) (including Accounts that are proprietary to Goldman Sachs), so that the orders can be executed at the same time. The investment adviser aggregates orders, when subject to applicable law, the investment adviser considers doing so appropriate and in the interests of its clients generally. In addition, under certain circumstances and subject to applicable law, trades for the Company may be aggregated with Accounts that contain Goldman Sachs assets.

When a bunched order is completely filled, the investment adviser generally will allocate the securities purchased or proceeds of sale pro rata among the participating Accounts, based on the purchase or sale order. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission, however, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).

The investment adviser does not bunch or aggregate orders for different Accounts, or net buy and sell orders for the same Account, if portfolio management decisions relating to the orders are made separately, or if bunching, aggregating or netting is not appropriate or practicable from the investment adviser’s operational or other perspective. The investment adviser may be able to negotiate a better price and lower commission rate on aggregated trades than on trades that are not aggregated, and incur lower transaction costs on netted trades than trades that are not netted. Where transactions for an Account are not aggregated with other orders, or not netted against orders for the Company, the Company may not benefit from a better price and lower commission rate or lower transaction cost.

FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “estimate,” “intend,” “continue” or “believe” or the negatives thereof or other variations thereon or comparable terminology. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. Our forward-looking statements include information in this prospectus regarding general domestic and global economic conditions, our future financing plans, our ability to operate as a BDC and the expected performance of, and the yield on, our portfolio companies. In particular, there are forward-looking statements under “Summary—The Company,” “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” There may be events in the future, however, that we are not able to predict accurately or control. The factors listed under “Risk Factors,” as well as any cautionary language in this prospectus, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Before you invest in our common stock, you should be aware that the occurrence of the events described in these risk factors and elsewhere in this prospectus could have a material adverse effect on our business, results of operation and financial position. Any forward-looking statement made by us in this prospectus speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in the periodic reports we file under the Exchange Act.

The following factors are among those that may cause actual results to differ materially from our forward-looking statements:

•	our future operating results;

•	changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets;

•	uncertainty surrounding the strength of the U.S. economic recovery;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	the impact of increased competition;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our prospective portfolio companies to achieve their objectives;

•	the relative and absolute performance of our investment adviser;

•	our expected financings and investments;

•	the use of borrowed money to finance a portion of our investments;

•	our ability to make distributions;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our prospective portfolio companies;

•	the impact of future acquisitions and divestitures;

•	the effect of changes to tax legislation and our tax position;

•	our ability to maintain our status as a BDC and a RIC;

•	actual and potential conflicts of interest with GSAM and its affiliates;

•	general price and volume fluctuations in the stock market;

•	the ability of GSAM to attract and retain highly talented professionals; and

•	the impact on our business of Dodd-Frank and the rules and regulations issued thereunder.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of              shares of our common stock in this offering will be approximately $             million, based on an offering price of $             per share (which represents the mid-point of the range set forth on the cover of this prospectus), after deducting the underwriting discounts and commissions paid to the underwriters and estimated offering expenses of approximately $             payable by us. Such estimate is subject to change and no assurances can be given that actual expenses will not exceed such amount. We expect to use proceeds from the closing of this offering to make investments consistent with our investment objectives, to repay a portion of our outstanding debt, including under our Revolving Credit Facility and for certain offering expenses and general corporate purposes. As of September 30, 2014, we had $237.00 million outstanding under our Revolving Credit Facility. As subsequently amended in October 2014, our Revolving Credit Facility matures on October 3, 2019, and borrowings under the Revolving Credit Facility, including amounts drawn in respect of letters of credit, bear interest (at our election) at either: (i) LIBOR plus 2.25% with no LIBOR floor or (ii) 1.25% plus an alternate base rate based on the highest of the Prime Rate, Federal Funds Rate plus 0.5% or overnight LIBOR plus 1.00%. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments.”

We anticipate that substantially all of the net proceeds of this offering will be invested within              months of the closing of this offering, in accordance with our investment objectives and strategies, depending on the availability of appropriate investment opportunities and market conditions. The time period during which we anticipate investing such proceeds can be affected by a number of factors. We cannot assure you we will achieve our targeted investment pace.

During the period when the proceeds of this offering are not fully invested, we expect that our investment earnings, and hence the return to stockholders, will be lower than after we are fully invested. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objectives.

DISTRIBUTIONS

We intend to continue to pay quarterly distributions to our stockholders out of assets legally available for distribution. Future quarterly distributions, if any, will be determined by our Board of Directors. All future distributions will be subject to lawfully available funds therefor, and no assurance can be given that we will be able to declare such distributions in future periods.

We have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, commencing with our taxable year ended December 31, 2013. To obtain and maintain RIC status, we must, among other things, timely distribute to our stockholders at least 90% of our investment company taxable income for each taxable year. We intend to timely distribute to our stockholders substantially all of our annual taxable income for each year, except that we may retain certain net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) for reinvestment and, depending upon the level of taxable income earned in a year, we may choose to carry forward taxable income for distribution in the following year and pay any applicable U.S. federal excise tax. We generally will be required to pay such U.S. federal excise tax if our distributions during a calendar year do not exceed the sum of (1) 98.0% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. If we retain net capital gains, we may treat such amounts as deemed distributions to our stockholders. In that case, you will be treated as if you had received an actual distribution of the capital gains we retained and then you reinvested the net after-tax proceeds in our common stock. In general, you also will be eligible to claim a tax credit (or, in certain circumstances, obtain a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. Stockholders should read carefully any written disclosure accompanying a distribution from us and should not assume that the source of any distribution is our net ordinary income or capital gains. The distributions we pay to our stockholders in a year may exceed our net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. Please refer to “U.S. Federal Income Tax Considerations” for further information regarding the tax treatment of our distributions and the tax consequences of our retention of net capital gains. See also “Risk Factors—Risks Relating to this Offering and Our Common Stock—We may not be able to pay you distributions on our common stock, our distributions to you may not grow over time and a portion of our distributions to you may be a return of capital for U.S. federal income tax purposes.”

Dividends Declared

The following table summarizes the dividends declared for the nine months ended September 30, 2014 and the fiscal year ended December 31, 2013. There were no dividends declared during the period ended December 31, 2012.

Period	Payment Date	Amount
Second Quarter 2013	July 22, 2013	$0.08
Third Quarter 2013	October 21, 2013	$0.19
Fourth Quarter 2013	January 30, 2014	$0.23

Total Declared for 2013		$0.50

First Quarter 2014	April 30, 2014	$0.33
Second Quarter 2014	July 31, 2014	$0.41
Third Quarter 2014	October 31, 2014	$0.42

–

–

CAPITALIZATION

The following table sets forth our capitalization as of September 30, 2014 and on an adjusted basis to give effect to this offering at an assumed public offering price of $ per share (which represents the mid-point of the range set forth on the cover of this prospectus) after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $ million payable by us.

You should read this table together with “Use of Proceeds” and the financial statements and the related notes thereto included elsewhere in this prospectus.

	As of September 30, 2014
	Actual (in thousands)	As Adjusted
Assets
Cash	$7,520
Investments, at fair value	824,432
Investments in affiliated money market fund	38,568
Other assets	19,918
Total assets	890,438
Liabilities:
Debt	237,000
Other liabilities	66,394
Total liabilities	303,394
Net assets:
Common Stock, par value $0.001 per share (200,000,000 shares authorized, 29,418,555 shares issued and outstanding)	29
Paid-in capital in excess of par	588,740
Accumulated net realized gain (loss)	(1,310)
Accumulated undistributed net investment income (accumulated net investment loss)	879
Net unrealized appreciation (depreciation) on investments	127
Allocated income tax benefit (expense)	(1,421)
Total net assets	587,044
Total liabilities and net assets	890,438
Net asset value per share	19.95

DILUTION

The dilution to investors in this offering is represented by the difference between the offering price per share of our common stock and the pro forma NAV per share of our common stock after this offering. NAV per share is determined by dividing our NAV, which is our total tangible assets less total liabilities, by the number of outstanding shares of common stock.

As of            , 2014, we had             shares of common stock outstanding and as of            , 2014, our NAV was $        , or approximately $         per share. After giving effect to the sale of the shares of common stock to be sold in this offering (at the mid-point of the estimated initial offering price range on the front cover of this prospectus), and the deduction of discounts and estimated offering expenses, our as-adjusted net NAV would be approximately $        million, or $        per share, representing an immediate dilution of $        per share, or        %, to shares sold in this offering. The following illustration assumes no exercise of the underwriters’ over-allotment option. If the underwriters’ over-allotment is exercised in full, there would be an immediate dilution to the NAV of $        per share, or        %, to the shares sold in this offering.

The following table illustrates the dilution to the shares on a per share basis:

Assumed initial public offering price per share	$
, 2014 NAV per share immediately prior to this offering	$
Increase attributable to this offering	$
As-adjusted NAV per share immediately after this offering	$
Dilution per share to stockholders participating in this offering (without exercise of the over-allotment option)	$

The following table sets forth information with respect to the shares prior to and following this offering (without exercise of the underwriters’ over-allotment option):

	Shares Purchased			Total Consideration			Average Price Per Share
	Number	%		Amount	%
Shares outstanding			%		$	%	$
Shares to be sold in this offering			%		$	%	$
Total		100.0%				$100.0%	$

The as-adjusted NAV upon completion of this offering is calculated as follows:

Numerator:
NAV	$
Assumed proceeds from this offering (after deduction of sales load and offering expenses payable by us)	$
NAV upon completion of this offering	$
Denominator:
Shares outstanding
Shares included in this offering

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. The discussion and analysis contained in this section refers to our financial condition, results of operations and cash flows. Please see “Risk Factors” and “Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with this discussion and analysis. Our actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere in this prospectus.

OVERVIEW

We are a specialty finance company focused on lending to middle-market companies. Since we were formed in 2012, we have originated more than $             billion in aggregate principal amount of debt and equity investments on our balance sheet prior to any subsequent exits and repayments. We seek to generate current income and, to a lesser extent, capital appreciation through direct originations of secured debt, including first lien, first lien/last-out unitranche and second lien debt, unsecured debt, including mezzanine debt and, to a lesser extent, investments in equities.

We invest primarily in U.S. middle-market companies, which we believe have been underserved in recent years by traditional providers of capital such as banks and the public debt markets. However, we may from time to time invest in larger or smaller companies. In this prospectus, we generally use the term “middle-market” to refer to companies with EBITDA of between $5 million and $75 million annually. However, we may from time to time invest in larger or smaller companies.

Our origination strategy focuses on leading the negotiation and structuring of the loans or securities in which we invest and holding the investments in our portfolio to maturity. In many cases we are the sole investor in the loan or security in our portfolio. Where there are multiple investors, we generally seek to control or obtain significant influence over the rights of investors in the loan or security. Our investments typically have maturities between three and ten years and generally range in size between $10 million and $75 million, although we may make larger or smaller investments on occasion. In addition, part of our strategy involves an investment in a new joint venture with the Cal Regents.

KEY COMPONENTS OF OPERATIONS

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment, the amount of capital we have available to us and the competitive environment for the type of investments we make.

As a BDC, we must not acquire any assets other than “qualifying assets” specified in the Investment Company Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Pursuant to rules adopted by the SEC, “eligible portfolio companies” include certain companies that do not have any securities listed on a national securities exchange and public companies whose securities are listed on a national securities exchange but whose market capitalization is less than $250 million. See “Regulation.”

Revenues

We generate revenue in the form of interest income on the debt investments and, to a lesser extent, capital gains and distributions, if any, on investment securities that we may acquire in portfolio companies. In some cases, some of our investments may provide for deferred interest payments or PIK interest. The principal amount of the debt investments and any accrued but unpaid interest generally becomes due at the maturity date.

In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and consulting fees. Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts into income. We record contractual prepayment premiums on loans and debt securities as income.

Dividend income on preferred equity investments, if any, is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments, if any, is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Expenses

Our primary operating expenses include the payment of the Management Fee and the Incentive Fee to our investment adviser, legal and professional fees, interest and credit facility expenses and other operating and overhead related expenses. Our management and incentive fees compensate our investment adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. The Company bears all other costs and expenses of our operations and transactions in accordance with our Investment Management Agreement and our Administration Agreement (See “Management—Investment Management Agreement” and “Management—Our Administrator.”), including those relating to:

•	our operational and organizational expenses;

•	fees and expenses, including travel expenses, incurred by our investment adviser or payable to third parties related to our investments, including, among others, professional fees (including, without limitation, the fees and expenses of consultants and experts) and fees and expenses from evaluating, monitoring, researching and performing due diligence on investments and prospective investments;

•	interest payable on debt, if any, incurred to finance our investments;

•	fees and expenses incurred by us in connection with membership in investment company organizations;

•	brokers’ commissions;

•	fees and expenses associated with calculating our NAV (including the costs and expenses of any independent valuation firm);

•	legal, auditing or accounting expenses;

•	taxes or governmental fees;

•	the fees and expenses of our administrator, transfer agent or sub-transfer agent;

•	the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of our shares;

•	the expenses of and fees for registering or qualifying our shares for sale and of maintaining our registration and registering us as a broker or a dealer;

•	the fees and expenses of our directors who are not affiliated with our investment adviser;

•	the cost of preparing and distributing reports, proxy statements and notices to our stockholders, the SEC and other regulatory authorities;

•	costs of holding stockholder meetings;

•	listing fees;

•	the fees or disbursements of custodians of our assets, including expenses incurred in the performance of any obligations enumerated by our certificate of incorporation or bylaws insofar as they govern agreements with any such custodian;

•	insurance premiums; and

•	costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute in connection with our business and the amount of any judgment or settlement paid in connection therewith, or the enforcement of our rights against any person and indemnification or contribution expenses payable by us to any person and other extraordinary expenses not incurred in the ordinary course of our business.

During periods of asset growth, we expect our general and administrative expenses to be relatively stable or decline as a percentage of total assets and increase during periods of asset declines. Incentive fees and costs relating to future offerings of securities would be incremental.

We also incur interest and credit facility expenses in connection with our Revolving Credit Facility, which is comprised of interest expenses, amortization of financing costs and commitment fees on the unused portion of the Revolving Credit Facility.

Leverage

Our Revolving Credit Facility allows us to borrow money and lever our investment portfolio, subject to the limitations of the Investment Company Act, with the objective of increasing our yield. This is known as “leverage” and could increase or decrease returns to our stockholders. The use of leverage involves significant risks. As a BDC, with certain limited exceptions, we will only be permitted to borrow amounts such that our asset coverage, as defined in the Investment Company Act, equals at least 200% after such borrowing. Certain trading practices and investments, such as reverse repurchase agreements, may be considered borrowings or involve leverage and thus subject to Investment Company Act restrictions. In accordance with applicable SEC staff guidance and interpretations, when we engage in such transactions, instead of maintaining asset coverage of at least 200%, we will segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to our exposure, on a mark-to-market basis, to such transactions (as calculated pursuant to requirements of the SEC). Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered borrowings for these purposes. Practices and investments that may involve leverage but are not considered borrowings are not subject to the Investment Company Act’s asset coverage requirement and we will not otherwise segregate or earmark liquid assets or enter into offsetting positions for such transactions. The amount of leverage that we employ will depend on our investment adviser’s and our Board of Directors’ assessment of market conditions and other factors at the time of any proposed borrowing.

PORTFOLIO AND INVESTMENT ACTIVITY

As of September 30, 2014 and December 31, 2013, our portfolio (excluding our investment in a money market fund managed by an affiliate of Group, Inc. of $38.57 million and $120.52 million respectively), consisted of the following:

	As of
	September 30, 2014			December 31, 2013
	Amortized Cost	Fair Value	Percentage of Total Portfolio	Amortized Cost	Fair Value	Percentage of Total Portfolio
	($ in millions)			($ in millions)
First Lien	$283.26	$281.42	34.1%	$174.46	$177.63	36.0%
First Lien, Last-Out Unitranche	150.66	150.27	18.2	32.24	32.24	6.5
Second Lien	360.84	364.14	44.2	256.32	255.89	51.9
Unsecured	—	—	—	9.53	7.10	1.4
Preferred Stock	25.10	27.80	3.4	20.00	20.56	4.2
Common Stock	4.45	0.80	0.1	—	—	—

Total Investments	$824.31	$824.43	100.0%	$492.55	$493.42	100.0%

Our investment adviser monitors our portfolio companies on an ongoing basis. It monitors the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company. Our investment adviser has several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	assessment of success in adhering to the portfolio company’s business plan and compliance with covenants;

•	periodic or regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to our other portfolio companies in the industry, if any;

•	attendance at and participation in board meetings or presentations by portfolio companies; and

•	review of monthly and quarterly financial statements and financial projections of portfolio companies.

As part of the monitoring process, our investment adviser also employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our investment adviser grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account under certain circumstances the performance of the portfolio company’s business, the collateral coverage of the investment and other relevant factors. The grading system is as follows:

•	investments with a grade of 1 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit;

•	investments graded 2 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to our ability to ultimately recoup the cost of our investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 2;

•	investments graded 3 indicate that the risk to our ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due; and

•	an investment grade of 4 indicates that the risk to our ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 4, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 4, it is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit.

Our investment adviser grades the investments in our portfolio at least each quarter and it is possible that the grade of a portfolio investment may be reduced or increased over time. For investments graded 3 or 4, our investment adviser enhances its level of scrutiny over the monitoring of such portfolio company. The following table shows the distribution of our investments, excluding our investment in a money market fund managed by an affiliate of Group, Inc., on the 1 to 4 grading scale as of September 30, 2014 and December 31, 2013.

	As of
	September 30, 2014		December 31, 2013
Investment Performance Rating	Fair Value	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
`	($ in millions)		($ in millions)
Grade 1	$20.40	2.5%	$—	—%
Grade 2	759.12	92.1	488.97	99.1
Grade 3	44.91	5.4	—	—
Grade 4	—	—	4.45	0.9

Total Investments	$824.43	100.0%	$493.42	100.0%

The following table shows the amortized cost of our performing and non-accrual investments as of September 30, 2014 and December 31, 2013.

	As of
	September 30, 2014		December 31, 2013
	Amortized Cost	Percentage	Amortized Cost	Percentage
	(in millions)		(in millions)
Performing	$824.31	100.0%	$485.64	98.6%
Non-accrual	—	—	6.91	1.4%

Total Investments	$824.31	100.0%	$492.55	100.0%

Loans or debt securities are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest generally is reversed when a loan or debt security is placed on non-accrual status. Interest payments received on non-accrual loans or debt securities may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans and debt securities are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current. We may make exceptions to this treatment if the loan has sufficient collateral value and is in the process of collection.

As of September 30, 2014 and December 31, 2013, the weighted average yield on our total portfolio (excluding our investment in a money market fund managed by an affiliate of Group, Inc.), at cost and fair value (both of which includes interest income and amortization of fees and discounts) were as follows:

	As of
	September 30, 2014		December 31, 2013
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Weighted Average Yield
First lien	9.5%	9.6%	10.3%	9.9%
First lien, last-out – unitranche	11.7%	11.7%	10.8%	10.8%
Second lien	11.4%	11.1%	11.2%	11.2%
Unsecured	—%	—%	2.2%	2.9%
Preferred stock	9.7%	8.8%	12.0%	11.4%
Total Portfolio	10.7%	10.6%	10.7%	10.6%

The following table shows the investment activity for the three months ended September 30, 2014 and the three months ended September 30, 2013 by investment type:

	For the three months ended
	September 30, 2014	September 30, 2013
	($ in millions)
Amount of investments committed at cost:
First lien	$81.36	$20.00
First lien, last-out unitranche	73.58	—
Second lien	80.27	79.85
Unsecured	—	—
Common stock	—	—
Preferred stock	—	—

Total	$235.21	$99.85

Proceeds from investments sold or repaid:
First lien	$21.01	$8.27
First lien, last-out unitranche	0.22	—
Second lien	3.47	—
Unsecured	—	—
Common stock	—	—
Preferred stock	—	—

Total	$24.70	$8.27

Net increase (decrease) in portfolio	$210.51	$91.58

Number of new investment commitments in new portfolio companies	9	3
Total new investment commitment amount in new portfolio companies	$206.94	$94.75
Average new investment commitment amount in new portfolio companies	$22.99	$31.58
Weighted average remaining term for new investment commitments in new portfolio companies (in years)	4.8	6.1
Number of new investment commitments in existing portfolio companies	3	1
Total new investment commitment amount in existing portfolio companies	$28.27	$5.10
Percentage of new debt investment commitments in new portfolio companies at floating interest rates	88.9%	33.3%
Percentage of new debt investment commitments in new portfolio companies at fixed interest rates	11.1%	66.7%
Weighted average interest rate of new investment commitments in new portfolio companies	9.6%	11.7%
Weighted average spread over LIBOR of new floating rate investment commitments in new portfolio companies	7.5%	7.8%
Weighted average interest rate on investments sold or paid down	7.7%	9.5%

RESULTS OF OPERATIONS

For the three and nine months ended September 30, 2014 and September 30, 2013

Operating results for the three and nine months ended September 30, 2014 and 2013 were as follows:

	Three months ended		Nine months ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
	($ in millions)
Total investment income	$19.08	$7.05	$48.92	$13.23
Net expenses	(6.66)	(1.68)	(13.58)	(3.96)

Net investment income	12.42	5.37	35.34	9.27
Net realized gain (loss) on investments	0.74	0.13	(1.45)	3.02
Net unrealized appreciation (depreciation) on investments	(1.90)	(0.38)	(0.74)	(3.06)

Net increase in net assets resulting from operations before tax	11.26	5.12	33.15	9.23
Income tax expense	—	—	—	(1.07)

Net increase in net assets resulting from operations after tax	$11.26	$5.12	$33.15	$8.16

Net increase in net assets resulting from operations after tax can vary from period to period as a result of various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio. As a result, quarterly comparisons may not be meaningful.

Investment Income

	Three months ended		Nine months ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
	($ in millions)
Interest	$18.42	$7.04	$46.54	$13.22
Dividend Income	0.61	0.01	2.27	0.01
Other Income	0.05	—	0.11	—

Total investment income	$19.08	$7.05	$48.92	$13.23

The increase in our investment income for the three and nine months ended September 30, 2014, as compared to the three and nine months ended September 30, 2013, was primarily attributable to a substantial increase in our investments.

Expenses

	Three months ended		Nine months ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
	($ in millions)
Management Fees	$2.74	$1.09	$6.74	$2.01
Incentive Fees	1.50	—	1.50	0.34
Administration and custodian fees	0.19	0.13	0.61	0.32
Directors’ fees	0.09	0.11	0.30	0.33
Transfer agent fees	—	—	0.01	0.01
Professional fees	0.62	0.23	1.49	0.65
Interest and credit facility expenses	1.36	0.07	2.56	0.07
Organization expenses	—	—	—	0.41
Other expenses	0.16	0.05	0.37	0.23

Total Expenses	6.66	1.68	13.58	4.37
Expense reimbursement from Investment Adviser	—	—	—	(0.41)

Net Expenses	$6.66	$1.68	$13.58	$3.96

Total net expenses were higher for the three and nine months ended September 30, 2014, as compared to the three and nine months ended September 30, 2013 primarily due to an increase in Management Fees and interest and credit facility expenses. The increase in Management Fees was the result of a substantial increase in gross assets, excluding cash and investments in a money market fund managed by an affiliate of Group, Inc., for the three and nine months ended September 30, 2014 as compared to three and nine months ended September 30, 2013. The increase in the interest and credit facility expenses was a result of our entry into the Revolving Credit Facility in September 2013, and the increase in average borrowings and unused facility charges for the three and nine months ended September 30, 2014, as compared to the three and nine months ended September 30, 2013.

Net Realized Gains (Losses)

The realized gains and losses on portfolio companies during the three and nine months ended September 30, 2014 as compared to the three and nine months ended September 30, 2013 consisted of the following:

	Three months ended		Nine months ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013*
	($ in millions)
Ace Cash Express, Inc	$—	$—	$—	$0.02
Community Choice Financial Inc	—	—	—	0.08
Fairpoint Communications, Inc	0.72	—	0.72	—
Goodrich Petroleum Corp	—	—	—	0.04
Lone Pine Resources CDA, Ltd	—	—	(2.48)	—
Molycorp, Inc	—	0.11	0.29	0.11
Orchard Brands Corporation	—	0.02	—	0.02
Other, net	0.02	—	0.02	—

Total	$0.74	$0.13	$(1.45)	$0.27

*	Realized gains and losses for the nine months ended September 30, 2013 consisted primarily of gains realized from investments held at the time of the Conversion. See “Business—Formation Transactions” for additional information. These gains were recorded for financial reporting and tax purposes as a result of the Conversion and did not result from the sale of any investments. In addition, gains were realized from the sale of investments during the nine months ended September 30, 2013.

Net Change in Unrealized Appreciation (Depreciation) on Investments

Any changes in fair value are recorded in unrealized appreciation (depreciation) on investments. For further details on the valuation process, refer to “Critical Accounting Policies – Valuation of Portfolio

Investments.” Net unrealized appreciation (depreciation) on our portfolio companies for the three and nine months ended September 30, 2014 and 2013 was as follows:

	Three months ended		Nine months ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
	($ in millions)
Change in unrealized appreciation	$4.62	$2.05	$8.04	$1.47
Change in unrealized depreciation	(6.52)	(2.43)	(8.78)	(4.53)

Net change in unrealized appreciation (depreciation) on investments	$(1.90)	$(0.38)	$(0.74)	$(3.06)

The change in unrealized appreciation (depreciation) on portfolio companies for three and nine months ended September 30, 2014 as compared to the three and nine months ended September 30, 2013 consisted of the following:

	Three months ended		Nine months ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
	($ in millions)
Portfolio Company:
Affordable Care, Inc	$0.06	$(0.10)	$(0.04)	$(0.40)
Answers Corporation	0.14	—	0.77	—
Artesyn Escrow, Inc	0.20	0.10	(1.15)	0.10
Bolttech Mannings, Inc	(0.54)	—	(0.78)	—
ConvergeOne Holdings Corporation	(0.03)	(0.01)	0.08	(0.32)
Crowley Holdings Preferred LLC	—	—	(0.56)	—
Crowne Group, LLC	0.08	—	0.08	—
Dispensing Dynamics International	(0.24)	0.32	0.13	0.07
Extraction Oil & Gas Holdings, LLC	0.52	—	0.51	—
Eze Castle Software Inc	—	0.01	—	(0.01)
Fairpoint Communications, Inc	(1.02)	0.70	(1.01)	0.63
Global Tel*Link Corporation	(0.08)	(0.15)	1.36	(0.20)
Goodrich Petroleum Corp	—	0.14	—	(0.20)
Highwinds Capital, Inc	1.08	(0.02)	1.03	(0.02)
Hunter Defense Technologies, Inc	1.66	—	1.66	—
Hutchinson Technology, Inc	0.79	(0.03)	0.60	0.27
iFly Holdings LLC	0.04	—	0.04	—
Infinity Sales Group	(0.97)	—	(1.02)	—
IPC Systems, Inc	(0.02)	—	0.15	—
Iracore International Holdings, Inc	(1.35)	0.26	(1.40)	0.40
Learfield Communications, Inc	(0.05)	—	(0.06)	—
Liquidnet Holdings, Inc	(0.33)	(0.37)	0.07	(0.23)
Lone Pine Resources CDA, Ltd	(0.88)	(0.91)	1.52	(2.25)
Molycorp, Inc	—	0.46	(0.14)	(0.17)
NTS Communications, Inc	(0.03)	—	(0.05)	—
Orchard Brands Corporation	(0.04)	0.03	(0.10)	—
P2 Upstream Acquisition Co	(0.12)	—	(0.13)	—
PGX Holdings, Inc	0.04	—	0.04	—
Reddy Ice Corporation	(0.15)	(0.37)	(0.95)	(0.15)

Securus Technologies Holdings, Inc	(0.46)	(0.20)	—	(0.15)
STACI CLP ST Inc	(0.02)	—	(0.04)	—
The Service Companies, Inc	(0.15)	—	(0.19)	—
Total Safety US Inc	—	0.03	—	(0.01)
TriNet Group, Inc	—	(0.18)	(0.51)	(0.18)
Washington Inventory Service	0.01	(0.09)	(0.57)	(0.24)
Other, net	(0.04)	—	(0.08)	—

Total	$(1.90)	$(0.38)	$(0.74)	$(3.06)

Results of Operations

For the year ended December 31, 2013 and the period from November 15, 2012 (commencement of operations) to December 31, 2012

Below are our operating results for the year ended December 31, 2013, and the period from November 15, 2012 (commencement of operations) to December 31, 2012. Our results of operations for the year ended December 31, 2013 are not directly comparable to the prior period, since, among other reasons, the period ended December 31, 2012 includes operating results for a period of time prior to the Conversion, and the period ended December 31, 2012 spanned less than a full year.

	Year Ended December 31, 2013	Period Ended December 31, 2012
	($ in millions)
Total investment income	$22.84	$0.16
Net expenses	6.90	0.35

Net investment income (loss)	15.94	(0.19)
Net realized gain (loss) on investments	3.29	—
Net unrealized appreciation (depreciation) on investments	(0.18)	1.05

Net increase in net assets resulting from operations before tax	19.05	0.86
Income tax expense	(1.07)	(0.35)

Net increase in net assets resulting from operations after tax	$17.98	$0.51

Net increase in net assets resulting from operations after tax can vary from period to period as a result of various factors, including but not limited to acquisitions, the level of new investment commitments, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio. As a result, period comparisons may not be meaningful.

Investment Income

	Year Ended December 31, 2013	Period Ended December 31, 2012
	($ in millions)
Interest	$22.82	$0.16
Dividend income from affiliated investment	0.02	—
Other income	—	—

Total investment income	$22.84	$0.16

The increase in our investment income for the year ended December 31, 2013, as compared to the period ended December 31, 2012, was primarily attributable to the fact that our investment portfolio increased from an invested capital of $48.92 million to $492.55 million on a cost basis. In addition, when comparing the two periods, we note that we received investment income for the prior period for a shorter period of time as compared to our investment income for the year ended December 31, 2013, which reflects a full-year of investment income from our investment portfolio.

Expenses

	Year Ended December 31, 2013	Period Ended December 31, 2012
	($ in millions)
Management Fees	$3.59	$0.07
Incentive Fees	0.34	0.21
Administration and custodian fees	0.47	0.02
Directors’ fees	0.44	—
Transfer agent fees	0.01	—
Professional fees	1.05	0.04
Interest and credit facility expense	0.66	—
Organization expense	0.58	—
Other expenses	0.33	0.01

Total expenses	7.47	0.35
Expense reimbursement from Investment Adviser	(0.57)	—

Net expenses	$6.90	$0.35

Total net expenses were higher for the year ended December 31, 2013 as compared to the period ended December 31, 2012, as expenses for the period ended December 31, 2012 related to a shorter period of operations. The increase in management fees was also the result of a substantial increase in gross assets, excluding cash and investments in a money market fund managed by an affiliate of Group, Inc., for the year ended December 31, 2013 as compared to the period ended December 31, 2012. We did not incur any credit facility expenses during the period ended December 31, 2012 because the Revolving Credit Facility was entered into during 2013.

Net Realized Gains (Losses)

The realized gains and losses on portfolio companies during the year ended December 31, 2013 consisted of the following:

Net Realized Gain (Loss)*
($ in millions)
Portfolio Company
Community Choice Financial Inc	$0.09
Fairpoint Communications, Inc	0.19
Goodrich Petroleum Corp	0.09
Molycorp, Inc	0.21
Other, net	0.02

Total	$0.60

*	Realized gains and losses for the year ended December 31, 2013 consisted primarily of gains realized from investments held at the time of the Conversion. These gains were recorded for financial reporting and tax purposes as a result of the Conversion and did not result from the sale of any investments. In addition, gains were realized from the sale of investments during the year ended December 31, 2013.

We had no investment sales for the period ended December 31, 2012. There were no net realized gains for the period ended December 31, 2012.

Net Change in Unrealized Appreciation (Depreciation) on Investments

Any changes in fair value are recorded as unrealized appreciation (depreciation) on investments. For further details on the valuation process, refer to “Critical Accounting Policies – Valuation of Portfolio Investments.” Net unrealized appreciation (depreciation) on our portfolio companies for the year ended December 31, 2013 and the period ended December 31, 2012 were as follows:

	Year Ended December 31, 2013	Period Ended December 31, 2012
	($ in millions)
Change in unrealized gain	$5.04	$1.05
Change in unrealized loss	(5.22)	—

Net change in unrealized appreciation (depreciation) on investments	$(0.18)	$1.05

The change in unrealized appreciation (depreciation) on portfolio companies for the year ended December 31, 2013, as compared to the period ended December 31, 2012 consisted of the following:

	Year Ended December 31, 2013	Period Ended December 31, 2012
	($ in millions)
Portfolio Company
Affordable Care, Inc	$(0.39)	$0.19
Artesyn Escrow, Inc	1.10	—
Convergeone Holdings Corp	(0.04)	—
Crowley Holdings Preferred LLC	0.56	—
Dispensing Dynamics International	0.72	—
Fairpoint Communications, Inc	1.01	—
Global Tel Link Corp	(1.15)	—
Goodrich Petroleum Corp	(0.19)	0.23
Highwinds Capital, Inc	(0.05)	—
Hutchinson Technology, Inc	0.29	—
Infinity Sales Group	(0.02)	—
Iracore International Holdings, Inc	0.50	—
Learfield Communications, Inc	0.06	—
Liquidnet Holdings, Inc	(0.23)	—
Lone Pine Resources, Inc	(2.46)	—
Molycorp, Inc	(0.33)	0.47
P2 Upstream Acquisition Co	0.25	—
Reddy Ice Group, Inc	(0.16)	—
Securus Technologies, Inc	0.03	—
TriNet Group, Inc	0.52	—
Washington Inventory Services	(0.18)	0.16
Other, net	(0.02)	—

Total	$(0.18)	$1.05

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

The primary use of existing funds and any funds raised in the future, including from this offering is expected to be for our investments in portfolio companies, cash distributions to our stockholders or for other general corporate purposes, including paying for operating expenses or debt service to the extent we borrow or issue senior securities. See “Distributions.”

As of September 30, 2014, we had cash of approximately $7.52 million. Cash used in operating activities for the nine months ended September 30, 2014 was approximately $183.15 million, while cash provided by financing activities was approximately $183.26 million. As of December 31, 2013, we had cash of approximately $7.41 million. Cash used in operating activities for the year ended December 31, 2013 was approximately $539.49 million, while cash provided by financing activities was approximately $545.36 million. We expect to raise equity capital by selling shares of our common stock in public and private placement offerings in the future.

To the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our Board of Directors otherwise determines that leveraging our portfolio would be in our best interest and the best interests of our stockholders, we may enter into one or more additional credit facilities, including revolving credit facilities, or issue senior securities. We would expect any such credit facilities may be secured by certain of our assets and may contain advance rates based upon pledged collateral. The pricing and other terms of any such facilities would depend upon market conditions when we enter into any such facilities as well as the performance of our business, among other factors. On September 19, 2013, we entered into the Revolving Credit Facility, discussed below. In accordance with applicable SEC staff guidance and interpretations, as a BDC, with certain limited exceptions, we are only permitted to borrow amounts such that our asset coverage, as defined in the Investment Company Act, is at least 2 to 1 after such borrowing. As of September 30, 2014, our asset coverage ratio was 3.48 to 1.

In addition, we may raise capital by securitizing certain of our investments, including through the formation of one or more CLOs or warehouse facilities, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in such entity on a non-recourse or limited-recourse basis to purchasers. We may also pursue other forms of debt financing, including potentially from the SBA through a future SBIC subsidiary.

We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less.

From time to time, our Board of Directors may authorize offers to repurchase shares of our common stock in an amount of up to 5% of our outstanding shares of common stock (with the exact amount to be set by our Board of Directors) at the end of each calendar quarter beginning with the calendar quarter ended December 31, 2013 and ending prior to the time of our IPO or listing. If we were to engage in a share repurchase offer, our stockholders, including Group Inc., would be able to tender their shares of our common stock at a price per share that reflects our NAV per share as of a recent date. For the nine months ended September 30, 2014, all investors tendered 971,559 shares for which they received approximately $19.41 million. For this period, to maintain its ownership percentage, Group Inc. tendered 192,826 shares of common stock for which it received approximately $3.85 million. All other investors tendered 778,733 shares of common stock for which they received approximately $15.56 million. For the year ended December 31, 2013, all investors tendered 249,710 shares for which they received approximately $4.99 million. For such year, to maintain its ownership percentage, Group Inc. tendered 49,560 shares of common stock for which it received approximately $0.99 million and all other investors tendered 200,150 shares of common stock for which they received approximately $4.00 million.

Equity Issuances

During the year ended December 31, 2013, we entered into subscription agreements with certain of our existing investors, providing for the private placement of our common stock. For the year ended December 31, 2013, we closed offerings of 25,260,470 shares of our common stock in private placements totaling $505.43 million, of which Group Inc. acquired 701,760 common shares totaling $14.08 million. In addition to the shares acquired in the 2013 private placements, as part of the Conversion, Group Inc. received 5,379,354 shares of our common stock in exchange for limited liability company interests totaling $107.59 million as of April 1, 2013.

Contractual Obligations

We have entered into two contracts under which we have future commitments: the Investment Management Agreement, pursuant to which GSAM has agreed to serve as our investment adviser, and the Administration Agreement, pursuant to which State Street Bank and Trust Company has agreed to furnish us with the administrative services necessary to conduct our day-to-day operations. See “Management—Our Investment Adviser” and “Management—Our Administrator.” Payments under the Investment Management Agreement are equal to (1) a percentage of the value of our average gross assets and (2) a two-part incentive fee. Under the Administration Agreement, we pay our administrator such fees as may be agreed between us and our administrator that we determine are commercially reasonable in our sole discretion. Either party may terminate the Investment Management Agreement without penalty on 60 days’ written notice to the other. Either party may terminate the Administration Agreement without penalty upon at least 30 days’ written notice to the other party.

Additionally, the following table shows our contractual obligations as of September 30, 2014:

	Payments Due by Period (Millions)
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
Revolving Credit Facility	$237.00	$—	$237.00	$—	$—

Revolving Credit Facility

On September 19, 2013, we entered into the Revolving Credit Facility. The parties to the Revolving Credit Facility include us, as borrower, the lenders from time to time parties thereto and SunTrust Bank, as administrative agent.

The Revolving Credit Facility will be guaranteed by certain domestic subsidiaries of the Company that are formed or acquired by the Company in the future (collectively, the “Guarantors”). The Senior Credit Fund is not a Guarantor of the Revolving Credit Facility. Proceeds from borrowings may be used for general corporate purposes, including the funding of portfolio investments.

The maximum principal amount of the facility is $340.00 million, subject to availability under the borrowing base, which is based on our portfolio investments and other outstanding indebtedness. Maximum capacity may be increased to $500.00 million through our exercise of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing. The Revolving Credit Facility includes a $30.00 million limit for swingline loans and a $20.00 million limit for letters of credit.

The availability period under the Revolving Credit Facility will terminate on September 19, 2016 (the “SunTrust Commitment Termination Date”) and it will mature on September 19, 2017 (the “SunTrust Maturity Date”). During the period from the SunTrust Commitment Termination Date to the SunTrust Maturity Date, we will be obligated to make mandatory prepayments out of the proceeds of certain asset sales, other recovery events and equity and debt issuances. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments.”

We may borrow amounts in U.S. dollars or certain other permitted currencies. Borrowings under the

Revolving Credit Facility, including amounts drawn in respect of letters of credit, will bear interest (at our election) at either: (i) LIBOR plus 2.50% with no LIBOR floor or (ii) 1.50% plus an alternate base rate based on the highest of the Prime Rate, Federal Funds Rate plus 0.5% or overnight LIBOR plus 1.0%. We may make this election at the time of drawdown, and loans may be converted from one rate to another at any time, subject to certain conditions. We will also pay a fee of 0.375% per annum on committed but undrawn amounts under the Revolving Credit Facility and a fee per annum equal to the then-applicable LIBOR margin on the face amount of outstanding undrawn letters of credit, payable quarterly in arrears. As of September 30, 2014, there was $237.00 million of outstanding borrowings under the Revolving Credit Facility, and we could borrow all remaining capacity and continue to be in compliance with the covenants governing the Revolving Credit Facility.

Our obligations to the lenders under the Revolving Credit Facility are secured by a first priority security interest in substantially the entire portfolio of investments and cash held by us and, if any, each Guarantor. The Revolving Credit Facility contains certain customary covenants, including but not limited to: (i) maintaining a minimum shareholder’s equity of $400.00 million, subject to increase from certain equity sales, (ii) maintaining an asset coverage ratio of at least 2 to 1, (iii) maintaining a minimum liquidity test of at least 15% of the “covered debt amount” during any period when the “adjusted covered debt balance” is greater than 85% of the “adjusted borrowing base,” as such quoted terms are defined therein and (iv) restrictions on industry concentrations in our investment portfolio. As of September 30, 2014, we were in compliance with these covenants.

The Revolving Credit Facility also includes customary representations and warranties, conditions precedent to funding of draws and events of default.

HEDGING

To the extent that any of our loans is denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options, swaps and forward contracts. Costs incurred in entering into such contracts or in settling them, if any, will be borne by us. Our investment adviser has claimed no-action relief from CFTC regulation as a commodity pool operator pursuant to a CFTC staff no-action letter with respect to our operations, which means that we will be limited in our ability to use futures contracts or options on futures contracts or engage in swap transactions. As of September 30, 2014, no hedging activities were used.

OFF-BALANCE SHEET ARRANGEMENTS

We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to fund investments and to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. As of September 30, 2014 and December 31, 2013, our off-balance sheet arrangements consisted of the following:

	As of
	September 30, 2014	December 31, 2013
	($ in millions)
Unfunded Commitments
First lien	$16.03	$15.00
Second lien	9.80	—

Total	$25.83	$15.00

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We are subject to financial market risks, including changes in interest rates and the valuations of our investment portfolio.

Interest rate sensitivity refers to the change in our earnings that may result from changes in the level of interest rates. Because we expect to fund a portion of our investments with borrowings, our net investment income is expected to be affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. See “Risk Factors—Risks Relating to Our Business and Structure—We are exposed to risks associated with changes in interest rates.”

As of September 30, 2014, on a fair value basis, approximately 16.0% of our portfolio investments were in debt bearing a fixed interest rate (including a preferred stock investment) and approximately 84.0% were invested in debt bearing a floating interest rate with an interest rate floor. As of December 31, 2013, on a fair value basis, approximately 19.5% of our portfolio investments were in debt bearing a fixed interest rate (including a preferred stock investment) and approximately 80.5% were invested in debt bearing variable rates with an interest rate floor.

We regularly measure our exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities.

We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the Investment Company Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in benefits of lower interest rates with respect to our portfolio of investments with fixed interest rates. During the periods covered by this prospectus, we did not engage in interest rate hedging activities.

Based on our September 30, 2014 balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

As of September 30, 2014 Basis Point Change	Interest Income	Interest Expense	Net Income
($ in millions)
Up 300 basis points	$14.37	$(7.35)	$7.02
Up 200 basis points	7.90	(4.90)	3.00
Up 100 basis points	1.57	(2.45)	(0.88)
Down 100 basis points	0.04	0.69	0.73
Down 200 basis points	0.04	0.69	0.73
Down 300 basis points	0.04	0.69	0.73

Based on our December 31, 2013 balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure:

As of December 31, 2013 Basis Point Change	Interest Income	Interest Expense	Net Income
($ in millions)
Up 300 basis points	$7.28	—	$7.28
Up 200 basis points	3.80	—	3.80
Up 100 basis points	0.44	—	0.44
Down 100 basis points	—	—	—
Down 200 basis points	—	—	—
Down 300 basis points	—	—	—

Inflation

Inflation has not had a significant effect on our results of operations in any of the reporting periods presented in our financial statements. However, our portfolio companies may, from time to time, experience the impact of inflation on their operating results.

RECENT DEVELOPMENTS

Revolving Credit Facility

In October 2014, the Company entered into an amendment to its Senior Secured Revolving Credit Agreement (the “Revolving Credit Facility”) with SunTrust Bank, as administrative agent, to, among other things, (1) increase the amount of the Revolving Credit Facility from $340.00 million to $485.00 million; (2) extend the maturity to October 3, 2019; (3) reduce the interest rate for borrowings, including amounts drawn in respect of letters of credit, to (at our election) (i) 1.25% plus an alternate base rate based on the highest of the Prime Rate, Federal Funds Rate plus 0.5% or overnight LIBOR plus 1.0% or (ii) LIBOR plus 2.25% with no LIBOR floor and (4) reduce the minimum liquidity test from at least 15% of the “covered debt amount” during any period when the “adjusted covered debt balance” is greater than 85% of the “adjusted borrowing base,” to 10% of the “covered debt amount” during any period when the “adjusted covered debt balance” is greater than 90% of the “adjusted borrowing base,” as such quoted terms are defined in the Revolving Credit Facility.

In January 2015, the Company exercised a portion of the accordion feature and increased the size of the Revolving Credit Facility to $535.00 million. The remaining available balance under the accordion feature is $365.00 million.

Senior Credit Fund, LLC

In October 2014, the Company and Cal Regents each contributed $25.00 million to the Senior Credit Fund. In addition to the capital contributions, the Senior Credit Fund borrowed $50.00 million from its credit facility to finance the purchase of seven investments from the Company for an aggregate amount of approximately $97.64 million. Below is a summary of the investments at the Company, as of September 30, 2014, that were purchased by the Senior Credit Fund in October 2014.

Portfolio Company	Industry	Interest	Maturity	Par Amount	Cost	Fair Value(1)
1st Lien/Senior Secured Debt
Compass Automotive Group, LLC	Auto Components	L + 6.75% (0.75% Floor)	03/28/2019	$9.79	$9.70	$9.69
ConvergeOne Holdings Corporation	Communications Equipment	L + 5.00% (1.00% Floor)	06/17/2020	9.98	9.88	9.93
Crowne Group, LLC	Auto Components	L + 5.00% (1.00% Floor)	09/30/2020	15.00	14.76	14.85
Liquidnet Holdings, Inc(2)	Capital Markets	L + 6.75% (1.00% Floor)	05/22/2019	27.65	27.26	27.10
OH Acquisition, LLC	Diversified Financial Services	L + 6.25% (1.00% Floor)	08/29/2019	10.00	9.95	9.95
PGX Holdings, Inc.	Professional Services	L + 5.25% (1.00% Floor)	09/29/2020	15.00	14.85	14.89
SkinnyPop Popcorn LLC	Food Products	L + 4.50% (1.00% Floor)	07/17/2019	15.00	14.86	14.85

Total 1st Lien/Senior Secured Debt					$101.26	$101.26

(1)	Cost was established as the acquisition price in the Senior Credit Fund .
(2)	Investment was only partially sold to the Senior Credit Fund.

Investment Management Agreement

Our Board of Directors determined at an in person meeting held in November 2014 to approve our Investment Management Agreement, and at a special meeting of stockholders held in January 2015, our stockholders approved the Investment Management Agreement, which became effective as of January 1, 2015. See “Management—Investment Management Agreement.”

CRITICAL ACCOUNTING POLICIES

Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ materially. In addition to the discussion below, our critical accounting policies are further described in the notes to the financial statements.

Valuation of Portfolio Investments

As a BDC, we conduct the valuation of our assets, pursuant to which our NAV shall be determined, at all times consistent with GAAP and the Investment Company Act. Our Board of Directors, with the assistance of our Audit Committee, determines the fair value of our assets on at least a quarterly basis, in accordance with the terms of FASB Accounting Standards Codification Topic 820, Fair Value Measurement and Disclosures (“ASC 820”). Our valuation procedures are set forth in more detail below.

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is a market-based measurement, not an entity-specific measurement. For some assets and liabilities, observable market transactions or market information might be available. For other assets and liabilities, observable market transactions and market information might not be available. However, the objective of a fair value measurement in both cases is the same – to estimate the price when an orderly transaction to sell the asset or transfer the liability would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability).

ASC 820 establishes a hierarchal disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instruments and their specific characteristics. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, generally will have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities.

The three-level hierarchy for fair value measurement is defined as follows:

Level 1 — inputs to the valuation methodology are quoted prices available in active markets for identical instruments as of the reporting date. The type of financial instruments included in Level 1 include unrestricted securities, including equities and derivatives, listed in active markets.

Level 2 — inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. The type of financial instruments in this category includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.

Level 3 — inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category include investments in privately held entities and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given financial instrument is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement requires judgment and considers factors specific to the financial instrument.

Currently, the majority of our investments fall within Level 3 of the fair value hierarchy. We do not expect that there will be readily available market values for most of the investments which are in our portfolio, and we will value such investments at fair value as determined in good faith by or under the direction of our Board of Directors using a documented valuation policy, described below, and a consistently applied valuation process. The factors that may be taken into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, and the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. Available current market data will be considered such as applicable market yields and multiples of publicly traded securities, comparison of financial ratios of peer companies, and changes in the interest rate environment and the credit markets that may affect the price at which similar investments would trade in their principal market, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, the valuation procedures adopted by our Board of Directors contemplates a multi-step valuation process each quarter, as described below:

(1)	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

(2)	Our Board of Directors also engages independent valuation firms to provide independent valuations of the investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of an investment. The independent valuation firms independently value such investments using quantitative and qualitative information provided by the investment professionals of our investment adviser as well as any market quotations obtained from independent pricing services, brokers, dealers or market dealers. The independent valuation firms also provide analyses to support their valuation methodology and calculations. The independent valuation firms provide an opinion on a final range of values on such investments to the Board of Directors or the Audit Committee. The independent valuation firms define fair value in accordance with ASC 820 and utilize valuation techniques including the market approach, income approach, or both approaches. At least a portion of our portfolio will be reviewed on a quarterly basis and all investments in the portfolio for which market quotations are not readily available, or are readily available, but deemed not reflective of the fair value of an investment, will be reviewed at least annually by independent valuation firms;

(3)	The independent valuation firms’ preliminary valuations are reviewed by our investment adviser and the Valuation Oversight Group (“VOG”), a team that is part of the Controllers Department within the Finance Division of Goldman Sachs. The independent valuation firms’ ranges are compared to our investment adviser’s valuations to ensure our investment adviser’s valuations are reasonable. VOG presents the valuations to the Private Investment Sub-Committee of the GSAM Valuation Committee, which is comprised of representatives from GSAM who are independent of the investment making decision process;

(4)	The GSAM Valuation Committee ratifies fair valuations and makes recommendations to the Audit Committee of the Board of Directors;

(5)	The Audit Committee of our Board of Directors reviews valuation information provided by the GSAM Valuation Committee, our investment adviser and the independent valuation firms. The Audit Committee then assesses and supplements, as it deems appropriate, such valuation recommendations; and

(6)	Our Board of Directors discusses the valuations and determines the fair value of each of our investments in good faith, based on the input of our investment adviser, the independent valuation firms and the Audit Committee.

Investment Transactions and Related Investment Income

We record our investment transactions on a trade date basis. Realized gains and losses are based on the specific identification method. Dividend income on common equity investments are recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Interest income and dividend income are presented net of withholding tax, if any. Interest income and expense include accretion of discounts and amortization of premiums recorded over the life of the underlying instrument using the effective interest method. Interest and dividend income are presented net of withholding tax, if any.

We carry our investments in securities at fair value. Fair value generally is based on quoted market prices, broker or dealer quotations, or alternative price sources. In the absence of quoted market prices, broker or dealer quotations, or alternative price sources, investments in securities are measured at fair value as determined by our investment adviser and/or by one or more independent third parties.

Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material. For additional information, see Note 2 (“Significant Accounting Policies”) to our unaudited financial statements as of and for the nine months ended September 30, 2014 and September 30, 2013, as well as our audited financial statements as of and for the period ended December 31, 2012 and as of and for the year ended December 31, 2013, included elsewhere in this prospectus.

Distribution Policy

We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. Future quarterly distributions, if any, will be determined by our Board of Directors. All distributions will be subject to lawfully available funds therefor, and no assurance can be given that we will be able to declare distributions in future periods.

We intend to timely distribute to our stockholders substantially all of our annual taxable income for each year, except that we may retain certain net capital gains for reinvestment and, depending upon the level of taxable income earned in a year, we may choose to carry forward taxable income for distribution in the following year and pay any applicable U.S. federal excise tax. Stockholders should read carefully any written disclosure accompanying a distribution from us and should not assume that the source of any distribution is our net ordinary income or capital gains. The distributions we pay to our stockholders in a year may exceed our net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See “Distributions.”

Non-Accrual Status

Loans or debt securities are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest generally is reversed when a loan or debt security is placed on non-accrual status. Interest payments received on non-accrual loans or debt securities may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans and debt securities are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current. We may make exceptions to this treatment if the loan has sufficient collateral value and is in the process of collection.

Federal Income Taxes

We have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, commencing with our taxable year ended December 31, 2013. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and timely distribute to our stockholders at least 90% of our investment company taxable income for each year. Depending upon the level of taxable income earned in a year, we may choose to carry forward taxable income for distribution in the following year and pay any applicable U.S. federal excise tax. We generally will be required to pay such U.S. federal excise tax if our distributions during a calendar year do not exceed the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of September 30, 2014 and December 31, 2013.

Class and Period Ended	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in Millions)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Revolving Credit Facility
December 31, 2014 (as of September 30, 2014) (Unaudited)	$237.00	$3,480.00	—	N/A
December 31, 2013 (Unaudited)	$0.00	N/A	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.
(4)	Not applicable because senior securities are not registered for public trading.

BUSINESS

The Company

We are a specialty finance company focused on lending to middle-market companies. Since we were formed in 2012, we have originated more than $         billion in aggregate principal amount of debt and equity investments on our balance sheet prior to any subsequent exits or repayments. We seek to generate current income and, to a lesser extent, capital appreciation through direct originations of secured debt, including first lien, first lien/last-out unitranche and second lien debt, unsecured debt, including mezzanine debt and, to a lesser extent, investments in equities.

We invest primarily in U.S. middle-market companies, which we believe have been underserved in recent years by traditional providers of capital such as banks and the public debt markets. In describing our business we generally use the term “middle-market” to refer to companies with EBITDA of between $5 million and $75 million annually. However, we may from time to time invest in larger or smaller companies. We generate revenues primarily through receipt of interest income from the investments we hold. In addition, we generate income from various loan origination and other fees, dividends on direct equity investments and capital gains on the sales of investments. The companies in which we invest use our capital for a variety of reasons, including to support organic growth, fund acquisitions, make capital investments and for refinancings and recapitalizations.

Investment Strategy

Our origination strategy focuses on leading the negotiation and structuring of the loans or securities in which we invest and holding the investments in our portfolio to maturity. In many cases we are the sole investor in the loan or security in our portfolio. Where there are multiple investors, we generally seek to control or obtain significant influence over the rights of investors in the loan or security. Our investments typically have maturities between three and ten years and generally range in size between $10 million and $75 million, although we may make larger or smaller investments on occasion. In addition, part of our strategy involves an investment in a new joint venture with Cal Regents, as further discussed below.

Investment Portfolio

As of September 30, 2014, our portfolio (which term does not include our investment in a money market fund managed by an affiliate of Group, Inc.) on a fair value basis, was comprised of approximately 96.5% secured debt investments (52.3% in first lien debt (including 18.2% in first lien/last-out unitranche loans) and 44.2% in second lien debt), 3.4% in preferred stock and 0.1% in common stock.

As of September 30, 2014, our portfolio was invested across 22 different industries. The largest industries in our portfolio, based on fair value as of September 30, 2014, were diversified telecommunication services, internet software and services, and professional services, which represented, as a percentage of our portfolio, 12.4%, 11.5% and 10.1%, respectively.

As of September 30, 2014, we had 43 investments in 35 portfolio companies with an aggregate fair value of $824.43 million. As of September 30, 2014, 99.0% of our portfolio investments at fair value were in U.S. domiciled companies. As of September 30, 2014, on a fair value basis, approximately 84.0% were invested in debt bearing a floating interest rate with an interest rate floor and approximately 16.0% of our portfolio investments were in debt bearing a fixed interest rate (including preferred stock investments).

As of September 30, 2014, the weighted average gross yield of our total portfolio at cost and fair value was 10.7% and 10.6%, respectively, and the weighted average net debt to EBITDA of the companies in our portfolio was 3.9 times. At September 30, 2014, no investments in our portfolio were on non-accrual status.

As of December 31, 2013, we had 26 investments in 25 portfolio companies with an aggregate fair value of $493.42 million. As of December 31, 2013, over 99.1% of our portfolio investments at fair value were in U.S. domiciled companies. As of December 31, 2013, on a fair value basis, approximately 80.5% of our portfolio investments were in debt bearing a floating rate with an interest rate floor and approximately 19.5% of our portfolio investments were in debt bearing a fixed interest rate (including preferred stock investments).

The following chart depicts our portfolio structure, at fair value, as of September 30, 2014:

The following chart depicts our portfolio structure, at fair value, as of December 31, 2013:

Formation Transactions

We were formed as Goldman Sachs Liberty Harbor Capital, LLC on September 26, 2012 and commenced operations on November 15, 2012, using seed capital contributions we received from Group Inc. On March 29, 2013, we elected to be treated as a BDC under the Investment Company Act. On April 1, 2013, we converted from a Delaware limited liability company to a Delaware corporation named Goldman Sachs BDC, Inc. For the year ended December 31, 2013, we closed offerings of 25,260,470 shares of our common stock in private placements totaling approximately $505.43 million, of which Group Inc. acquired 701,760 shares of our common stock totaling approximately $14.08 million. In addition to the shares acquired in the 2013 private placements, as part of the Conversion, Group Inc. received 5,379,354 shares of our common stock in exchange for its limited liability company interests totaling approximately $107.59 million on April 1, 2013. As a result of the Conversion, the aforementioned private placements and subsequent share repurchases, as of September 30, 2014, Group Inc. owned approximately 19.85% of our common stock. We have elected to be treated, and intend to qualify annually, as a RIC under the Code, commencing with our taxable year ended December 31, 2013.

Our Investment Adviser

GSAM, a Delaware limited partnership, serves as our investment adviser and has been registered as an investment adviser with the SEC since 1990. Subject to the supervision of our Board of Directors, a majority of which is made up of independent directors (including an independent Chairman), GSAM manages our day-to-day operations and provides us with investment advisory and management services and certain administrative services. GSAM is part of Group Inc., a public company that is a bank holding company, financial holding company and a world-wide, full-service financial services organization. Group Inc. is the general partner and owner of GSAM. GSAM has been providing financial solutions for investors since 1988 and had approximately $999.2 billion of assets under supervision as of September 30, 2014.

The GSAM Private Credit Group is responsible for identifying investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. As of September 30, 2014, the GSAM Private Credit Group was comprised of 15 investment professionals, all of whom are predominantly dedicated to the Company. These professionals are supported by an additional 16 investment professionals who are primarily focused on investment strategies in syndicated, liquid credit. These individuals may have additional responsibilities other than those relating to us, but generally allocate a significant portion of their time in support of our business and our investment objective as a whole. In addition, GSAM believes that it has best in class support personnel, including expertise in risk management, legal, accounting, tax, information technology and compliance, among others. We expect to benefit from the support provided by these personnel in our operations.

The GSAM Private Credit Group takes a bottom-up, fundamental research approach to investing and focuses primarily on corporate credit investment opportunities in North America. The senior members of the GSAM Private Credit Group have been working together since 2006 and have an average of over 14 years of experience in leveraged finance and private transactions. The voting members of our investment committee collectively have over 50 years of experience in middle-market investing and activities related to middle-market investing.

The GSAM Private Credit Group has an investment committee comprised of five voting members, including our Chief Executive Officer, Brendan McGovern, two senior investment professionals, Salvatore Lentini and Scott Turco, our Head of Research, David Yu, and our Chief Operating Officer, Jon Yoder, as well as three non-voting members with operational and legal expertise. See “Management—Biographical Information” for a description of the experience of each of the individual voting members of our investment committee. The investment committee is responsible for approving all of our investments. The investment committee also monitors investments in our portfolio and approves all asset dispositions. The investment committee engages in each stage of the investment process in order to prioritize and direct the underwriting of each potential investment opportunity. The extensive and varied experience of the investment professionals serving on our investment committee includes expertise in privately originated and publicly traded leveraged credit, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity. This diverse skill set provides a range of perspectives in the evaluation of each investment opportunity.

Allocation of Opportunities

The GSAM Private Credit Group is currently the only business unit of GSAM that is primarily engaged in pursuing middle-market direct lending opportunities. By “middle-market direct lending opportunities” we mean opportunities to underwrite and fund loans to operating businesses generating up to $75 million of EBITDA annually. Middle-market direct lending opportunities do not include opportunities to purchase loans from other underwriters or in secondary market transactions, or lending opportunities backed by real property or a personal guarantee collateralized by personal cash, securities or other personal assets. In some cases, due to information barriers that are in place, other Goldman Sachs funds or accounts may compete with the Company for specific investment opportunities without being aware that they are competing against each other.

In addition to the GSAM Private Credit Group’s significant resources, including dedicated employees committed to sourcing middle-market direct lending opportunities, the Investment Management Division of Goldman Sachs currently has in place a practice designed to refer all middle-market direct lending opportunities sourced by Goldman Sachs’ Private Wealth Management business to the GSAM Private Credit Group. From time to time, other business units of GSAM and other divisions of Goldman Sachs, including the Investment Banking Division, the Securities Division and the Merchant Banking Division, may refer middle-market direct lending opportunities to the GSAM Private Credit Group; however, there are currently no procedures or practices in place designed to do so and in most cases the GSAM Private Credit Group will not get referrals of middle-market direct lending opportunities from these other business units or divisions. Whether sourced by the GSAM Private Credit Group or referred to the GSAM Private Credit Group by another business unit or division of Goldman Sachs, determinations regarding the allocation of middle-market direct lending opportunities to the Company will be made on a case-by-case basis in accordance with GSAM’s allocation policies and procedures. For a further explanation of the allocation of opportunities and other conflicts and the risks related thereto, please see “Potential Conflicts of Interest.”

Competitive Advantages

The Goldman Sachs Platform: Goldman Sachs is a leading global financial institution that provides a wide range of financial services to a substantial and diversified client base, including companies and high net worth individuals, among others. The firm is headquartered in New York, and maintains offices across the United States and in all major financial centers around the world. Group Inc.’s asset management subsidiary, GSAM, is one of the world’s leading investment managers with over 700 investment professionals and approximately $999.2 billion of assets under supervision as of September 30, 2014. GSAM’s investment teams, including the GSAM Private Credit Group, capitalize on the relationships, market insights, risk management expertise, technology and infrastructure of Goldman Sachs. We believe the Goldman Sachs platform delivers a meaningful competitive advantage to us in the following ways:

•	Origination of Investment Opportunities: Goldman Sachs has a preeminent network of relationships and the ability to provide valued intellectual, as well as financial, capital to middle-market borrowers which we believe significantly enhances our origination capability. We believe that many borrowers prefer to do business with Goldman Sachs and its advised funds because of its ability to offer further services to middle-market companies as they grow in their life cycle, including financial advice, acquisition opportunities and capital markets expertise. The GSAM Private Credit Group is also able to leverage the Goldman Sachs platform to provide middle-market companies with access to Goldman Sachs’ broad client network, which can be utilized to find new customers and partners as the GSAM Private Credit Group seeks to grow and execute its strategic plans.

•	Evaluation of Investment Opportunities: The GSAM Private Credit Group is comprised of seasoned professionals with significant private credit investing experience. The team draws on a diverse array of skill sets, spanning fundamental credit and portfolio management, as well as legal and transactional structuring expertise. The GSAM Private Credit Group is trained in, and utilizes, proprietary investment practices and procedures developed over many decades by Goldman Sachs, including those related to performing due diligence on prospective portfolio investments and reviewing the backgrounds of potential partners. Further, Goldman Sachs is an active participant in a wide array of industries, both in service to clients operating in many different industries and acting as a principal or customer in such industries. Accordingly, Goldman Sachs houses a tremendous amount of industry knowledge and experience. The GSAM Private Credit Group is able to draw upon these industry insights and expertise as it evaluates investment opportunities.

•	Risk Monitoring of Investments: The GSAM Private Credit Group team has significant processes and procedures in place, including proprietary information technology systems, to monitor and evaluate the performance of its investments at the asset level. In addition, we benefit from Goldman Sachs’ extensive risk management capabilities, which have been developed and honed over many investment cycles. Our portfolio is regularly reviewed and stressed under various scenarios by senior risk management personnel within Goldman Sachs. These scenarios are drawn from the expertise developed by Goldman Sachs for its own balance sheet. This risk monitoring is designed to minimize the risk of capital loss and maintain an investment portfolio that is expected to perform in a broad range of economic conditions.

•	Financing of Portfolio: As one of the world’s largest asset management firms, GSAM is a significant counterparty to many providers of capital. In addition, GSAM has a world-class asset management infrastructure, including significant resources in operations, legal, compliance and other support functions. This scale, combined with the institutional infrastructure to support it, gives capital providers an incentive to do business with GSAM and confidence that their capital will be well guarded. Accordingly, we believe that we have been able to obtain favorable terms from financing providers, including attractive interest rates, advance rates, durations and covenants. We believe that we will continue to benefit from GSAM’s scale and infrastructure through attractive financing terms as we seek additional sources of capital in the future.

Existing Portfolio of Performing, Predominantly Senior, Floating Rate Loans: As an operating BDC for over a year, we have built up a sizable existing portfolio. As of September 30, 2014, we had 43 investments in 35 portfolio companies with an aggregate fair value of $824.43 million. As of September 30, 2014, our portfolio on a fair value basis was comprised of approximately 96.5% secured debt investments (52.3% in first lien debt (including 18.2% in first lien/last-out unitranche loans) and 44.2% in second lien debt), 3.4% in preferred stock and 0.1% in common stock. As of September 30, 2014, on a fair value basis, approximately 84.0% were invested in debt bearing a floating interest rate with an interest rate floor and approximately 16.0% of our portfolio investments were in debt bearing a fixed interest rate (including preferred stock investments). We believe that this portfolio will generate attractive risk adjusted levels of income that will help support a dividend payment to our stockholders.

Strategic Joint Venture: Additionally, on July 18, 2014, we agreed to co-invest with Cal Regents through the Senior Credit Fund, an unconsolidated Delaware limited liability company. The purpose of the Senior Credit Fund is to take advantage of attractive long-term financing and invest primarily in more conservative first lien loans to middle-market companies, often bearing comparatively lower interest rates. The Senior Credit Fund is expected to utilize a debt-to-equity ratio of approximately 2:1 and is currently targeting a mid-teens return on our investment, although this target may change over time depending on market conditions. The Senior Credit Fund is managed by a six-member board of managers, on which we and Cal Regents each have equal representation. Investment decisions generally must be unanimously approved by a quorum of the board of managers. Establishing a quorum for the Senior Credit Fund’s board of managers requires at least four members to be present at a meeting, including at least two of our representatives and two of Cal Regents’ representatives. If there are five members present at a meeting, all three representatives of Cal Regents must be present to constitute a quorum. We and Cal Regents each have 50% economic ownership of the Senior Credit Fund and each have subscribed to fund $100.00 million, none of which was contributed as of September 30, 2014. Our objective is to increase the weighted average yield on our portfolio as the capital we committed to the Senior Credit Fund is deployed. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments.”

Broad Existing Shareholder Base: We currently have over 700 stockholders, and no individual stockholder owns greater than 3% of our common stock other than Group Inc., which owned approximately 19.85% of our common stock as of September 30, 2014. We believe that the breadth of our shareholder base and our proven ability to attract investors will continue to support our future growth plans. These investors committed to our business with limited opportunity for liquidity, and have agreed to a lock-up period following completion of this offering. Group Inc. has entered the 10b5-1 Plan with         in accordance with Rules 10b5-1 and 10b-18 under the Exchange Act, under which         , as agent for Group Inc., will buy up to the lesser of $25 million in the aggregate of our common stock or such amount that would not bring Group Inc.’s ownership of our common stock over 19.9%. Any such purchases under the 10b5-1 Plan will occur during the period beginning after four full calendar weeks after the closing of this offering and ending on the earlier of the date on which all the capital committed to the plan has been exhausted or one year after the closing of this offering, subject to certain conditions. See “Related Party Transactions and Certain Relationships.”

Market Opportunity

The GSAM Private Credit Group believes that existing market conditions and regulatory changes have combined to create an attractive investment environment for us. Specifically:

•

Recent changes in the regulatory capital charges imposed on the banking sector for unrated, illiquid assets have caused banks to reduce their lending activities to middle-market companies. Stakeholders in banks, including their shareholders, lenders and regulators, continue to exert pressure to contain the amount of illiquid, unrated assets held on bank balance sheets. Examples of this include moves to codify the BASEL III accords in the United States, which would increase the regulatory capital charge for lower rated and unrated assets in most instances, and continued investor focus on the amount of illiquid assets whose fair value cannot be determined by using observable measures, or “Level 3 assets,” held on bank balance sheets.

As a result, the GSAM Private Credit Group believes that many banks have been forced to reduce their lending to middle-market companies, creating an opportunity for alternative lenders such as us to fill the void.

•	Changes in business strategy by banks have further reduced the supply of capital to middle-market companies. The trend of consolidation of regional banks into money center banks has reduced the focus of these businesses on middle-market lending. Money center banks traditionally focus on lending and providing other services to large corporate clients to whom they can deploy larger amounts of capital more efficiently. The GSAM Private Credit Group believes that this has resulted in fewer bank lenders to U.S. middle-market companies and reduced the availability of debt capital to the companies we target.

•	The capital markets have been unable to fill the void in middle-market finance left by banks. While underwritten bond and syndicated loan markets have been robust in recent years, middle-market companies are rarely able to access these markets as participants are generally highly focused on the liquidity characteristics of the bond or loan being issued. For example, mutual funds and ETFs are significant buyers of underwritten bonds. However, mutual funds and ETFs generally require the ability to liquidate their investments quickly in order to fund investor redemptions. Accordingly, the existence of an active secondary market for bonds is an important consideration in the initial investment decision. Because there is typically no active secondary market for the debt of U.S. middle-market companies, mutual funds and ETFs generally do not provide capital to U.S. middle-market companies. The GSAM Private Credit Group believes that this is likely to be a persistent problem for the capital markets and creates an advantage for investors like us who have a more stable capital base and can therefore invest in illiquid assets.

•	It is difficult for new lending platforms to enter the middle market and fill the capital void because it is very fragmented. While the middle market is a very large component of the U.S. economy, it is a highly fragmented space with thousands of companies operating in many different geographies and industries. Typically, companies that need capital find lenders and investors based on pre-existing relationships, referrals and word of mouth. Developing the many relationships required and wide-spread recognition as a source of capital to the middle market is a time consuming, highly resource-intensive endeavor. As a result, the GSAM Private Credit Group believes that it is difficult for new lending platforms to successfully enter the middle market, thereby providing insulation from rapid shifts in the supply of capital to the middle market that might otherwise disrupt pricing of capital.

Investments

We seek to create a portfolio that includes primarily direct originations of secured debt, including first lien, first lien/last-out unitranche and second lien debt, unsecured debt (including mezzanine debt) and, to a lesser extent, investments in equities in middle-market companies by generally investing on an individual portfolio company basis. We expect to make investments through both primary originations and open-market secondary purchases. We currently do not expect to limit our focus to any specific industry. Our investments are typically expected to have maturities between three and ten years and generally range in size between $10 million and $75 million, although we may make larger or smaller investments on occasion. If we are successful in achieving our investment objective, we believe that we will be able to provide our stockholders with consistent dividend distributions and attractive risk adjusted total returns.

As of September 30, 2014, our portfolio on a fair value basis was comprised of approximately 96.5% secured debt investments (52.3% in first lien debt (including 18.2% in first lien/last-out unitranche loans) and 44.2% in second lien debt), 3.4% in preferred stock and 0.1% in common stock. We expect that our portfolio will continue to include secured debt, including first lien, first lien/last-out unitranche and second lien debt, unsecured debt (including mezzanine debt) and, to a lesser extent, equities. In addition to investments in U.S. middle-market companies, we may invest a portion of our capital in opportunistic investments, such as in large U.S. companies, foreign companies, stressed or distressed debt, structured products or private equity. Such investments are intended to enhance our risk adjusted returns to stockholders, and the proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating, although these types of investments generally will constitute less than 30% of our total assets.

In the future, we may also securitize a portion of our investments in any or all of our assets. We expect that our primary use of funds will be to make investments in portfolio companies, distribute cash to holders of our common stock and pay our operating expenses, including debt service to the extent we borrow or issue senior securities to fund our investments.

We and our investment adviser have applied for an exemptive order from the SEC that would permit us and certain of our controlled affiliates to co-invest with other funds managed by the GSAM Liberty Harbor investment team in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Any such order, if issued, will be subject to certain terms and conditions and there can be no assurance that such order will be granted by the SEC. Additionally, if our investment adviser forms other funds in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance, as well as applicable allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so.

For a list of the investments in our portfolio, see “Portfolio Companies.”

Investment Criteria

We are committed to a value-oriented philosophy implemented by our investment adviser, which manages our portfolio and seeks to minimize the risk of capital loss without foregoing the potential for capital appreciation. We have identified several criteria, discussed below, that GSAM believes are important in identifying and investing in prospective portfolio companies.

These criteria provide general guidelines for our investment decisions. However, we caution that not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, we seek to use our experience and access to market information to identify investment candidates and to structure investments quickly and effectively.

•	Value orientation and positive cash flow

Our investment philosophy places a premium on fundamental analysis and has a distinct value orientation. We focus on companies in which we can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Typically, we do not expect to invest in start-up companies or companies having speculative business plans.

•	Experienced management and established financial sponsor relationships

We generally require that our portfolio companies have an experienced management team. We also require the portfolio companies to have proper incentives in place to induce management to succeed and to act in concert with our interests as investors. In addition, we focus our investments in companies backed by strong financial sponsors that have a history of creating value and with whom members of our investment adviser have an established relationship.

•	Strong and defensible competitive market position

We seek to invest in target companies that have developed leading market positions within their respective markets and are well-positioned to capitalize on growth opportunities. We also seek companies that demonstrate significant competitive advantages versus their competitors, which should help to protect their market position and profitability while enabling us to protect our principal and avoid capital losses.

•	Viable exit strategy

We seek to invest in companies that GSAM believes will provide a steady stream of cash flow to repay our loans and reinvest in their respective businesses. We expect that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments in portfolio companies to be a key means by which we exit from our investments over time. In addition, we also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or other capital markets transactions.

•	Due diligence

Our investment adviser takes a bottom-up, fundamental research approach to our potential investments. It believes it is critical to conduct extensive due diligence on investment targets and in evaluating new investments. Our investment adviser conducts a rigorous due diligence process that is applied to prospective portfolio companies and draws from its experience, industry expertise and network of contacts. In conducting due diligence, our investment adviser uses information provided by companies, financial sponsors and publicly available information as well as information from relationships with former and current management teams, consultants, competitors and investment bankers.

Our due diligence typically includes:

•	review of historical and prospective financial information;

•	review of the capital structure;

•	analysis of the business and industry in which the company operates;

•	on-site visits;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	review of loan documents;

•	background checks; and

•	research relating to the portfolio company’s management, industry, markets, products and services and competitors.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the team leading the investment presents the investment opportunity to our investment committee. This committee determines whether to pursue the potential investment. All new investments are required to be reviewed by the investment committee. The members of the investment committee are employees of our investment adviser and they do not receive separate compensation from us or our investment adviser for serving on the investment committee.

Additional due diligence with respect to any investment may be conducted on our behalf (and at our expense) by attorneys and independent auditors prior to the closing of the investment, as well as other outside advisers, as appropriate.

Investment Committee

The GSAM Liberty Harbor investment committee currently consists of five voting members – Brendan McGovern, Salvatore Lentini, Jon Yoder, David Yu and Scott Turco as well as three non-voting members with operational or legal expertise. Our investment committee is responsible for approving all of our investments. Our investment committee also monitors investments in our portfolio and approves all asset dispositions. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on our investment committee, which includes expertise in primary and secondary leveraged credit, private mezzanine finance, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity.

The purpose of our investment committee is to evaluate and approve, as deemed appropriate, all investments by our investment adviser. Our investment committee process is intended to bring the diverse experience and perspectives of our investment committee’s members to the analysis and consideration of every investment. Our investment committee also serves to provide investment consistency and adherence to our investment adviser’s investment philosophies and policies. Our investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, our investment committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and investment opportunities are also reviewed on a regular basis. Members of our investment adviser’s investment team are encouraged to share information and views on credits with our investment committee early in their analysis. This process improves the quality of the analysis and assists the deal team members to work more efficiently.

Investment Structure

Once we determine that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment. We negotiate among these parties and use creative and flexible approaches to structure our investment relative to the other capital in the portfolio company’s capital structure.

We expect our secured debt to have terms of three to ten years. We generally obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of this debt. This collateral may take the form of first or second priority liens on the assets of a portfolio company.

We use the term “mezzanine” to refer to debt that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness. Mezzanine debt typically has interest-only payments in the early years, payable in cash or in-kind, with amortization of principal deferred to the later years of the mezzanine debt. In some cases, we may enter into mezzanine debt that, by its terms, converts into equity (or is issued along with warrants for equity) or additional debt securities or defers payments of interest for the first few years after our investment. Typically, our mezzanine debt investments have maturities of three to ten years.

We also invest in unitranche loans, which are loans that combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position.

In the case of our secured debt and unsecured debt, including mezzanine debt investments, we seek to tailor the terms of the investments to the facts and circumstances of the transactions and the prospective portfolio companies, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio companies to achieve their business plan and improve their profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•	incorporating “put” rights and call protection into the investment structure; and

•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Our investments may include equity features, such as direct investments in the equity or convertible securities of portfolio companies or warrants or options to buy a minority interest in a portfolio company. Any warrants we may receive with our debt securities generally require only a nominal cost to exercise, so as a portfolio company appreciates in value, we may achieve additional investment return from these equity investments. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we may also obtain registration rights in connection with these equity investments, which may include demand and “piggyback” registration rights.

We expect to hold most of our investments to maturity or repayment, but may sell certain investments earlier if a liquidity event takes place, such as the sale or refinancing of a portfolio company. We also may turn over our investments to better position the portfolio as market conditions change.

Ongoing relationships with portfolio companies

Monitoring

Our investment adviser monitors our portfolio companies on an ongoing basis. It monitors the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company. Our investment adviser has several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	assessment of success in adhering to the portfolio company’s business plan and compliance with covenants;

•	periodic or regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to our other portfolio companies in the industry, if any;

•	attendance at and participation in board meetings or presentations by portfolio companies; and

•	review of monthly and quarterly financial statements and financial projections of portfolio companies.

Our investment adviser also employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our investment adviser grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account under certain circumstances the performance of the portfolio company’s business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 1 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 2 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to our ability to ultimately recoup the cost of our investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 2. Investments graded 3 indicate that the risk to our ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due. An investment grade of 4 indicates that the risk to our ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 4, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 4, it is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit. For investments graded 3 or 4, our investment adviser enhances its level of scrutiny over the monitoring of such portfolio company. Our investment adviser grades the investments in our portfolio at least each quarter and it is possible that the grade of a portfolio investment may be reduced or increased over time.

The following table shows the distribution of our investments (excluding our investment in a money market fund managed by an affiliate of Group, Inc.) on the 1 to 4 grading scale as of September 30, 2014 and December 31, 2013.

	As of
	September 30, 2014		December 31, 2013
Investment Performance Rating	Fair Value	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio
	($ in millions)		($ in millions)
Grade 1	$20.40	2.5%	$—	—%
Grade 2	759.12	92.1	488.97	99.1
Grade 3	44.91	5.4	—	—
Grade 4	—	—	4.45	0.9

Total Investments	$824.43	100.0%	$493.42	100.0%

As of September 30, 2014 and December 31, 2013, the weighted average grade of the investments in our portfolio at fair value was 2.03 and 2.02 respectively. As of September 30, 2014, no investments were considered to be on non-accrual status.

Managerial Assistance

As a BDC, we must offer, and must provide upon request, significant managerial assistance to certain of our eligible portfolio companies within the meaning of Section 55 of the Investment Company Act. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our investment adviser or an affiliate thereof may provide such managerial assistance on our behalf to portfolio companies that request such assistance. We may receive fees for these services. See “Regulation.”

Competition

Our primary competitors provide financing to middle-market companies and include other BDCs, commercial and investment banks, commercial financing companies, collateralized loan obligations, private funds, including hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us.

In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC. We also expect to use the industry information of GSAM’s investment professionals to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we believe that the relationships of the senior managers of our investment adviser enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest.

Staffing

We do not currently have any employees. Our day-to-day operations are managed by our investment adviser. Our investment adviser has hired and expects to continue to hire professionals with skills applicable to our business plan, including experience in middle-market investing, leveraged finance and capital markets.

Properties

We do not own any real estate or other properties materially important to our operations. Our principal executive offices are located at 200 West Street, New York, New York 10282. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

We and our investment adviser are not currently subject to any material legal proceedings, although we may, from time to time, be involved in litigation arising out of operations in the normal course of business or otherwise.

Our Administrator

Pursuant to our Administration Agreement, our administrator is responsible for providing various accounting and administrative services to us. Our administrator is entitled to fees as described in “Management.” To the extent that our administrator outsources any of its functions, the administrator will pay any compensation associated with such functions. See “Management—Our Administrator.”

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2014, for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the significant managerial assistance that we may provide upon request and the board observation or participation rights we may receive in connection with our investment. As defined by the Investment Company Act, we do not “control” any of the portfolio companies; however, we are considered an “affiliate” of one of our portfolio companies. In general, under the Investment Company Act, we would be presumed to “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its outstanding voting securities.

Name and Address of Portfolio Company (1)	Industry	Interest	Maturity	Par Amount	Cost	Fair Value	% of Class*
Corporate Debt
1st Lien/Senior Secured Debt
Artesyn Escrow, Inc.(2) 5810 Van Allen Way Carlsbad, CA 92008	Electronic Equipment, Instruments & Components	9.75%	10/15/2020	$20,000	$20,000	$19,950
Bolttech Mannings, Inc.(3) (4) 501 Mosside Boulevard North Versailles, PA 15137	Commercial Services & Supplies	L + 7.75% (1.00% Floor)	12/21/2018	15,000	4,189	3,589
Compass Automotive Group, LLC(4) 1450 Musicland Drive Franklin, IN 46131	Auto Components	L + 6.75% (0.75% Floor)	03/28/2019	9,792	9,702	9,694
ConvergeOne Holdings Corporation(5) 3344 Highway 149 Eagan, MN 55121	Communications Equipment	L + 5.00% (1.00% Floor)	06/17/2020	9,975	9,879	9,925
Crowne Group, LLC(6) 127 Public Square, Suite 5110 Cleveland, OH 44114	Auto Components	L + 5.00% (1.00% Floor)	09/30/2020	15,000	14,775	14,850
Dispensing Dynamics International(2) 1020 Bixby Drive Industry, CA 91745	Building Products	12.50%	01/01/2018	24,000	25,069	25,920
Heligear Acquisition Co.(2) (6) d/b/a Northstar Aerospace, Inc. 6006 W. 73rd Street Bedford Park, IL 60638	Aerospace & Defense	10.25%	10/15/2019	17,500	17,167	17,167
Infinity Sales Group(4) 5201 Congress Avenue Suite 150 Boca Raton, FL 33487	Media	L + 10.50% (1.00% Floor)	11/21/2018	37,500	36,850	35,812
Iracore International Holdings, Inc.(2) 3516 13th Avenue Hibbing, MN 55746	Energy Equipment & Services	9.50%	06/01/2018	10,000	10,000	9,100
Liquidnet Holdings, Inc.(5) 498 Seventh Avenue, 15th Floor New York, NY 10018	Capital Markets	L + 6.75% (1.00% Floor)	05/22/2019	27,650	27,259	27,097
NTS Communications, Inc.(5) 1220 Broadway Lubbock, TX 79401	Diversified Telecommunication Services	L + 9.00% (1.25% Floor)	06/06/2019	39,800	39,044	39,004

NTS Communications, Inc.(3) (5) 1220 Broadway Lubbock, TX 79401	Diversified Telecommunication Services	L + 9.00% (1.25% Floor)	06/06/2019	5,000	4,406	4,400
OH Acquisition, LLC(5) (7) TM Intermediate Holdings, LLC c/o tradeMONSTER Group, Inc. 10 Riverside Plaza Chicago, IL 60606	Diversified Financial Services	L + 6.25% (1.00% Floor)	08/29/2019	10,000	9,951	9,950
PGX Holdings, Inc.(6) (8) 330 North Cutler Drive North Salt Lake, UT 84054	Professional Services	L + 5.25% (1.00% Floor)	09/29/2020	15,000	14,850	14,888
SkinnyPop Popcorn LLC(5) 8135 Monticello Ave. Skokie, Il 60076	Food Products	L + 4.50% (1.00% Floor)	07/17/2019	15,000	14,856	14,850
STACI CLP ST Inc.(5) One Grand Central Place 60 East 42nd Street, Suite 1400 New York, NY 10165	Electronic Equipment, Instruments & Components	L + 9.50% (1.00% Floor)	05/16/2019	25,838	25,352	25,321
STACI CLP ST Inc.(3) (9) One Grand Central Place 60 East 42nd Street, Suite 1400 New York, NY 10165	Electronic Equipment, Instruments & Components	L + 9.50% (1.00% Floor)	05/16/2019	5,000	(93)	(100)

Total 1st Lien/Senior Secured Debt					283,256	281,417
1st Lien/Last-Out Unitranche (10)
Avenue Stores, LLC(5) 365 West Passaic Street, Suite 230 Rochelle Park, NJ 07662	Specialty Retail	L + 8.00% (1.00% Floor)	09/19/2019	30,000	29,254	29,250
Bolttech Mannings, Inc.(4) 501 Mosside Boulevard North Versailles, PA 15137	Commercial Services & Supplies	L + 7.75% (1.00% Floor)	12/21/2018	33,000	32,335	32,157
The Service Companies Inc.(5) 14750 NW 77th Court Suite 1100 Miami Lakes, FL 33016	Professional Services	L + 10.25% (1.00% Floor)	03/26/2019	45,560	44,721	44,535
United Road Services, Inc.(5) 10701 Middlebelt Road Romulus, MI 48174	Air Freight & Logistics	L + 7.50% (1.00% Floor)	12/14/2017	45,000	44,347	44,325

Total 1st Lien/Last-Out Unitranche					150,657	150,267
2nd Lien/Senior Secured Debt –
Affordable Care, Inc.(4) 4990 Highway 70 West Kinston, NC 28504	Health Care Providers & Services	L + 9.25% (1.25% Floor)	12/26/2019	21,500	21,679	21,446
Answers Corporation(5) 6665 Delmar Boulevard Suite 3000 St. Louis, MO 63130	Internet Software & Services	L + 10.00% (1.00% Floor)	06/19/2020	20,000	19,634	20,400
Extraction Oil & Gas Holdings, LLC 1888 Sherman Street, Suite 200 Denver, CO 80203	Oil, Gas & Consumable Fuels	11.00%	05/29/2019	15,000	14,787	15,300
Extraction Oil & Gas Holdings, LLC 1888 Sherman Street, Suite 200 Denver, CO 80203	Oil, Gas & Consumable Fuels	10.00%	05/29/2019	3,783	3,728	3,727
Global Tel * Link Corporation(5) 12021 Sunset Hills Road, Suite 100 Reston, VA 20190	Diversified Telecommunication Services	L + 7.75% (1.25% Floor)	11/23/2020	28,000	27,511	27,720
Highwinds Capital, Inc.(4) 807 W. Morse Boulevard, Suite 101 Winter Park, FL 32789	Internet Software & Services	L + 12.25% (1.25% Floor)	01/29/2019	74,500	73,521	74,500

Hunter Defense Technologies, Inc.(5) 30500 Aurora Road, Suite 100 Solon, OH 44139	Aerospace & Defense	L + 10.00% (1.00% Floor)	02/05/2020	28,000	26,619	28,280
Hutchinson Technology, Inc. 40 West Highland Park Drive N.E. Hutchinson, MN 55350	Electronic Equipment, Instruments & Components	10.88%	01/15/2017	12,200	11,796	12,688
iFly Holdings LLC(5) 6034 West Courtyard Drive, Suite 135 Austin, TX 78730	Leisure Equipment & Products	L + 9.00% (1.00% Floor)	04/08/2020	$10,000	$9,811	$9,825
iFly Holdings LLC(3) 6034 West Courtyard Drive, Suite 135 Austin, TX 78730	Leisure Equipment & Products	L + 9.00% (1.00% Floor)	04/08/2020	10,000	—	25
IPC Systems, Inc.(5) Harborside Financial Center, Plaza 10 1500 Plaza 10, 15th Floor Jersey City, NJ 07311	Diversified Telecommunication Services	L + 8.50% (1.00% Floor)	05/08/2021	11,000	10,792	10,945
MPI Products LLC(5) 2129 Austin Street Rochester Hills, MI 48309	Auto Components	L + 9.00% (1.00% Floor)	01/30/2020	35,000	34,490	34,475
Orchard Brands Corporation(4) 201 King of Prussia Road, Suite 200 Radnor, PA 19087	Internet and Catalog Retail	L + 10.00% (1.50% Floor)	06/20/2019	40,000	39,106	39,000
P2 Upstream Acquisition Co.(8) 1670 Broadway, Suite 2800 Denver, CO 80202	Software	L + 8.00% (1.00% Floor)	04/30/2021	10,000	9,909	10,025
Reddy Ice Corporation(5) 8750 N. Central Expressway, Suite 1800 Dallas, TX 75231	Food Products	L + 9.50% (1.25% Floor)	11/01/2019	13,500	12,989	11,880
Securus Technologies Holdings, Inc.(5) 14651 Dallas Parkway, Suite 600 Dallas, TX 75254	Diversified Telecommunication Services	L + 7.75% (1.25% Floor)	04/30/2021	20,000	19,800	19,825
Washington Inventory Service(5) 9265 Sky Park Court, Suite 100 San Diego, CA 92123	Professional Services	L + 9.00% (1.25% Floor)	06/20/2019	24,450	24,673	24,083

Total 2nd Lien/Senior Secured Debt					360,845	364,144

Total Corporate Debt					794,758	795,828

Preferred Stock
Crowley Holdings Preferred LLC(2) 9487 Regency Square Boulevard Jacksonville, FL 32225	Marine	12.00% (includes 2% PIK)		20,310	20,310	20,310	10.0%
Lone Pine Resources CDA, Ltd.(7) (11) (12) Suite 1100, 640-5 Avenue SW Calgary, Alberta, Canada T2P 3G4	Oil, Gas & Consumable Fuels		10.00%	3,745,909	4,791	7,492	5.0%

Total Preferred Stock					25,101	27,802
Common Stock – 0.14%
Lone Pine Resources CDA, Ltd.(7) (11) (13) (14) Suite 1100, 640-5 Avenue SW Calgary Alberta, Canada T2P 3G4	Oil, Gas & Consumable Fuels			972,919	$4,446	$802	3.9%

Total Common Stock					4,446	802
Total Investments at Fair Value					$824,305	$824,432

*	Percent of class held only applies to voting securities.
(1)	Unless otherwise noted, all assets are pledged as collateral for the Revolving Credit Facility.
(2)	Security exempt from registration pursuant to Rule 144A under the Securities Act. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At September 30, 2014, the aggregate value of these securities is $92,447 or 15.75% of the Company’s net assets.
(3)	Position or portion thereof is an unfunded loan commitment.
(4)

The interest rate on these loans is subject to a base rate plus 1-month LIBOR, which at September 30, 2014 was 0.16%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 1-month

LIBOR rate at September 30, 2014, the prevailing rate in effect at September 30, 2014 was the base rate plus the LIBOR floor.
(5)	The interest rate on these loans is subject to a base rate plus 3-month LIBOR, which at September 30, 2014 was 0.24%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 3-month LIBOR rate at September 30, 2014, the prevailing rate in effect at September 30, 2014 was the base rate plus the LIBOR floor.
(6)	Position or portion thereof unsettled as of September 30, 2014.
(7)	The investment is not a qualifying asset under Section 55(a) of the Investment Company Act. The Company may not acquire any non-qualifying asset unless, at the time of acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(8)	The interest rate on these loans is subject to a base rate plus 6-month LIBOR, which at September 30, 2014 was 0.33%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 6-month LIBOR rate at September 30, 2014, the prevailing rate in effect at September 30, 2014 was the base rate plus the LIBOR floor.
(9)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.
(10)	In addition to the interest earned based on the stated rate of this loan, the Company may be entitled to receive additional interest as a result of its arrangement with other lenders in a syndication.
(11)	As defined in the Investment Company Act, the investment is deemed to be an “affiliated person” of the Company because the Company owns, either directly or indirectly, 5% or more of the portfolio company’s outstanding voting securities.
(12)	In addition to the non-voting shares, the company holds 3,745,909 shares of voting securities in an affiliated entity with zero cost and zero value.
(13)	In addition to the non-voting shares, the company holds 972,919 shares of voting securities in an affiliated entity with zero cost and zero value.
(14)	Non-income producing security.
L	– LIBOR
PIK	– Payment-In-Kind

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors consists of four members, three of whom are Independent Directors. The Board of Directors elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of the Board of Directors include quarterly valuation of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.

The Board of Directors’ role in management of the Company is one of oversight. Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by our investment adviser as part of its day-to-day management of our investment activities. The Board of Directors reviews risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of our investment advisers as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board of Directors’ risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board of Directors’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of the Company’s investments.

Our Board of Directors has established an Audit Committee, Governance and Nominating Committee, Compensation Committee, Compliance Committee and Contract Review Committee. The scope of each committee’s responsibilities is discussed in greater detail below.

Ashok N. Bakhru, an Independent Director, serves as Chairman of our Board of Directors. Our Board of Directors believes that it is in the best interests of our investors for Mr. Bakhru to lead the Board of Directors because of his familiarity with our portfolio companies, his broad experience with the day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described below. Mr. Bakhru will generally act as a liaison between our management, officers and attorneys between meetings of the Board of Directors. The Board of Directors believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board of Directors also believes that its small size creates an efficient corporate governance structure that provides opportunity for direct communication and interaction between management and the Board of Directors.

Board of Directors and Executive Officers

Our Board of Directors is divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes will have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

Each director holds office for the term to which he or she is elected or appointed and until his or her successor is duly elected and qualifies, or until his or her earlier death, resignation, removal or disqualification.

Directors

The following information regarding our Board of Directors is as of January 30, 2015:

Name	Age	Position	Class
Interested Directors

Katherine (“Kaysie”) Uniacke	53	Director

Independent Directors

Ashok N. Bakhru	72	Chairman of the Board of Directors

John P. Coblentz, Jr.	73	Director

Name	Age	Position	Class
Richard P. Strubel	75	Director

The address for each director is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.

Executive Officers Who Are Not Directors

The following information regarding our executive officers who are not directors is as of January 30, 2015:

Name	Age	Position
Brendan McGovern	43	Chief Executive Officer and President

Jon Yoder	41	Chief Operating Officer

Jonathan Lamm	40	Chief Financial Officer and Treasurer

Alison Conn	44	Chief Compliance Officer

Salvatore Lentini	42	Executive Vice President

David Yu	33	Executive Vice President and Head of Research

The address for each executive officer is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.

Biographical Information

Directors

Our Board of Directors is divided into two groups–interested directors and the Independent Directors. Interested directors are interested persons as defined in Section 2(a)(19) of the Investment Company Act.

Interested Directors

Kaysie Uniacke. Ms. Uniacke was elected as one of our directors effective January 1, 2014. Ms. Uniacke serves on the boards of the Goldman Sachs Luxembourg and Dublin family of funds and is an advisory director to Group Inc. Previously, she was global chief operating officer of GSAM’s portfolio management business until 2012 and served on the Investment Management Division Client and Business Standards Committee. Prior to this, she was president of Goldman Sachs Trust, the GS mutual fund family, and was head of the Fiduciary Management business within Global Manager Strategies, responsible for business development and client service globally. Earlier in her career, Ms. Uniacke managed GSAM’s U.S. and Canadian Distribution groups. In that capacity, she was responsible for overseeing all North American institutional and third-party sales channels, marketing and client service functions, for which client assets exceeded $200 billion. Before that, Ms. Uniacke was head of GSAM’s Global Cash Services business, where she was responsible for overseeing the management of assets exceeding $100 billion. Ms. Uniacke joined Goldman Sachs in 1983 and was named managing director in 1997 and partner in 2002. Ms. Uniacke serves on the Board of Trustees for Gettysburg College. Based on the foregoing, Ms. Uniacke is experienced with financial and investment matters.

Independent Directors

Ashok N. Bakhru. Mr. Bakhru was elected as one of our directors and as the Chairman of our Board of Directors in March 2013. Mr. Bakhru is retired. Mr. Bakhru has served as a trustee of certain other registered investment companies sponsored by GSAM since 1991 (including Goldman Sachs Trust (“GST”), Goldman Sachs Trust II (“GSTII”), Goldman Sachs Variable Insurance Trust, Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMLPII”) and Goldman Sachs ETF Trust (collectively, the “Goldman Sachs Fund Complex”)) and as Chairman of the Board of Trustees of the Goldman

Sachs Fund Complex since 1996. From 2008 to June 2013, Mr. Bakhru served as a Director of Apollo Investment Corporation, a BDC. Previously, Mr. Bakhru served as President of ABN Associates, a management and financial consulting firm, and was the Chief Financial Officer, Chief Administrative Officer and Director of Coty Inc., a multinational cosmetics, fragrance and personal care company. In addition, Mr. Bakhru formerly held several senior management positions at Scott Paper Company, a major manufacturer of paper products, including Senior Vice President and Chief Financial Officer. Mr. Bakhru also serves on the Governing Council of the Independent Directors Council and the Board of Governors of the Investment Company Institute. He also serves on the Advisory Board of BoardIQ, an investment publication. In addition, Mr. Bakhru has served as Director of Equity-Linked Investments II and Private Equity Investors III and IV, which are private equity partnerships based in New York City. Mr. Bakhru was also a Director of Arkwright Mutual Insurance Company. Based on the foregoing, Mr. Bakhru is experienced with financial and investment matters.

John P. Coblentz, Jr. Mr. Coblentz was elected as one of our directors in March 2013. Mr. Coblentz has been designated as the Board of Director’s “audit committee financial expert” due to his extensive accounting and finance experience. Mr. Coblentz is retired. Mr. Coblentz has served as a trustee of the Goldman Sachs Fund Complex since 2003. Mr. Coblentz was a partner with Deloitte & Touche LLP for 28 years. While at Deloitte & Touche LLP, Mr. Coblentz was lead partner responsible for all auditing and accounting services to a variety of large, global companies, a significant portion of which operated in the financial services industry. Mr. Coblentz was also the national managing partner for the firm’s risk management function, a member of the firm’s Management Committee and the first managing partner of the firm’s Financial Advisory Services practice, which brought together the firm’s mergers and acquisition services, forensic and dispute services, corporate finance, asset valuation and reorganization businesses under one management structure. He served as a member of the firm’s Board of Directors. Mr. Coblentz is a certified public accountant. Based on the foregoing, Mr. Coblentz is experienced with accounting, financial and investment matters.

Richard P. Strubel. Mr. Strubel was elected as one of our directors in March 2013. Mr. Strubel is retired. Mr. Strubel has served as a trustee of the Goldman Sachs Fund Complex since 1987. Mr. Strubel also serves as Chairman of the Northern Funds, a family of retail and institutional mutual funds managed by The Northern Trust Company. He also previously served on the board of Gildan Activewear Inc., which is listed on the NYSE. Mr. Strubel was Vice-Chairman of the Board of Cardean Learning Group (formerly known as Unext), and previously served as Unext’s President and Chief Operating Officer. Mr. Strubel was Managing Director of Tandem Partners, Inc., a privately held management services firm, and served as President and Chief Executive Officer of Microdot, Inc. Previously, Mr. Strubel served as President of Northwest Industries, then a NYSE-listed company, a conglomerate with various operating entities located around the country. Before joining Northwest, Mr. Strubel was an associate and later managing principal of Fry Consultants, a management consulting firm based in Chicago. Mr. Strubel is also a Trustee Emeritus of the University of Chicago and is an adjunct professor at the University of Chicago Booth School of Business. Based on the foregoing, Mr. Strubel is experienced with financial and investment matters.

Executive Officers Who Are Not Directors

Brendan McGovern. Mr. McGovern was appointed as our chief executive officer and president in March 2013. Mr. McGovern also serves as co-head and senior portfolio manager on the GSAM Liberty Harbor portfolio management team. He is also the Chair and a voting member of GSAM Liberty Harbor’s Private Investment Committee, which is responsible for reviewing all privately negotiated transactions. Prior to joining our investment adviser in 2006, Mr. McGovern served as a managing director in the Global Investment Group at Amaranth Advisors, where he worked on various desks, including Merger Arbitrage, U.S. Convertibles, and U.S. Credit, and co-headed the fund’s private placement efforts for both debt and equity linked products in the United States. He is also on the Board of Directors for the Oxalosis and Hyperoxaluria Foundation.

Jon Yoder. Mr. Yoder was appointed as our chief operating officer in March 2013. Mr. Yoder is a vice president and a voting member of GSAM Liberty Harbor’s Private Investments team with a focus on structuring, researching and executing privately negotiated debt financings. He is also a member of GSAM Liberty Harbor’s Private Investment Committee, which is responsible for reviewing all privately negotiated debt transactions. Mr. Yoder has worked on GSAM Liberty Harbor’s private investments since the inception of the GSAM Liberty Harbor investment team in 2006, first from his role as in-house counsel and more recently as a member of the investment team. Mr. Yoder joined Goldman Sachs in 2005. Prior to joining the firm, he was a member of the mergers and acquisitions and private equity group at Paul, Weiss, Rifkind, Wharton & Garrison, LLP from 1999 to 2005.

Jonathan Lamm. Mr. Lamm was appointed as our chief financial officer and treasurer in March 2013. Mr. Lamm is Chief Operating Officer of GSAM Liberty Harbor. He is responsible for the management of the GSAM Liberty Harbor business, including business financials, infrastructure support, and IT project management, as well as the continuous improvement of the control environment. Mr. Lamm joined the GSAM Liberty Harbor investment team in 2007 and was previously a vice president in the Finance Division of Goldman Sachs, where he worked in the Financial Reporting group on the firms quarterly external filings. Prior to joining Financial Reporting, Mr. Lamm was a member of the Funding group where he worked with the firm’s Corporate Treasury team on various funding initiatives. In addition, Mr. Lamm has also worked in the securities audit practice at Deloitte and Touche LLP. Mr. Lamm has been a vice president of Goldman Sachs since 2002. Mr. Lamm is secretary and a non-voting member of GSAM Liberty Harbor’s Private Investment Committee.

Alison Conn. Ms. Conn was appointed our chief compliance officer in 2014. Ms. Conn has served as a Vice President of GSAM Compliance since July 2014 and currently serves as the Chief Compliance Officer of certain other registered investment companies managed by GSAM including GSTII, GSMLP and GSMLPII. Ms. Conn was previously in the Enforcement Division of the SEC. Between July 2012 and September 2012, she served as Acting Associate Regional Director of the New York Regional Office of the SEC and between September 2008 and July 2012, she was an Assistant Regional Director in that office.

Salvatore Lentini. Mr. Lentini was appointed as our executive vice president in March 2013. Mr. Lentini is co-head of the GSAM Liberty Harbor investment team and Head of Liquid Credit and Trading. Mr. Lentini is also a voting member of GSAM Liberty Harbor’s Private Investment Committee, which is responsible for reviewing all privately negotiated transactions. Mr. Lentini joined Goldman Sachs as a managing director in 2006. Prior to joining the firm, Mr. Lentini was a managing director in the Global Investments Group at Amaranth Advisors, where he was responsible for trading all credit products within the United States. Before joining Amaranth, he was responsible for trading high yield and crossover debt at the Royal Bank of Scotland (RBS). Earlier, Mr. Lentini traded high yield fixed income for PaineWebber.

David Yu. Mr. Yu was appointed as our executive vice president and head of research in March 2013. Mr. Yu is a member of GSAM Liberty Harbor’s private investments team with a focus on structuring, researching and executing privately negotiated debt financings. He is also a voting member of GSAM Liberty Harbor’s Private Investment Committee, which is responsible for reviewing all privately negotiated debt transactions. Prior to joining GSAM Liberty Harbor in 2006, Mr. Yu was an associate in the Global Investments Group at Amaranth Advisors, where he similarly worked with public and private issuers to structure and execute debt and equity financings. Prior to joining Amaranth, he worked in the Leveraged Finance and Sponsor Coverage Group at CIBC World Markets.

Committees of the Board of Directors

Audit Committee

The members of the Audit Committee are Mr. Bakhru, Mr. Coblentz and Mr. Strubel, each of whom meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and none of whom is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act. Mr. Bakhru serves as Chairman of the Audit Committee. Our Board of Directors has determined that Mr. Coblentz is an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Exchange Act. The Audit Committee is responsible for overseeing matters relating to the appointment and activities of our auditors, audit plans and procedures, various accounting and financial reporting issues and changes in accounting policies, and reviewing the results and scope of the audit and other services provided by our independent public accountants. The Audit Committee is also be responsible for aiding our Board of Directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available.

The Audit Committee had five formal meetings in 2014.

Governance and Nominating Committee

The Governance and Nominating Committee members are Mr. Bakhru, Mr. Coblentz and Mr. Strubel, none of whom is an “interested person” as defined in Section 2(a)(19) of the Investment Company Act. Mr. Bakhru serves as the Chairman of the Governance and Nominating Committee. The Governance and Nominating Committee is responsible for identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board of Directors, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The Governance and Nominating Committee considers nominees properly recommended by our stockholders. Our bylaws provide that for any nomination to be properly brought by a stockholder for a meeting, such stockholder will have to comply with advance notice requirements and provide us with certain information. Generally, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders. Our bylaws further provide that nominations of persons for election to the Board of Directors at a special meeting may be made only by or at the direction of the Board of Directors, and provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. See “Description of Capital Stock—Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.”

The Governance and Nominating Committee had two formal meetings in 2014.

Compensation Committee

The members of our Compensation Committee are Mr. Bakhru, Mr. Coblentz and Mr. Strubel, none of whom is an “interested person” as defined in Section 2(a)(19) of the Investment Company Act. The Compensation Committee is responsible for determining, or recommending to the Board of Directors for determination, the compensation, if any, of our chief executive officer and all other executive officers. The Compensation Committee also assists the Board of Directors with matters related to compensation generally.

The Compensation Committee did not have any formal meetings in 2014 because it was formed in late 2014.

Compliance Committee

The Compliance Committee members are Mr. Bakhru, Mr. Coblentz and Mr. Strubel, none of whom is an “interested person” as defined in Section 2(a)(19) of the Investment Company Act. Mr. Bakhru serves as Chairman of the Compliance Committee. The Compliance Committee is responsible for overseeing our compliance processes, and insofar as they relate to services provided to us by our investment adviser, underwriters (if any), administrator and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board of Directors with respect to compliance matters.

The Compliance Committee had two formal meetings in 2014.

Contract Review Committee

The Contract Review Committee members are Mr. Bakhru, Mr. Coblentz and Mr. Strubel, none of whom is an “interested person” as defined in Section 2(a)(19) of the Investment Company Act. Mr. Bakhru serves as Chairman of the Contract Review Committee. The Contract Review Committee is responsible for overseeing the processes of the Board of Directors for reviewing and monitoring performance under our investment management, underwriting (if any), transfer agency and certain other agreements with our investment adviser and its affiliates. The Contract Review Committee also provides appropriate assistance to the Board of Directors in connection with the Board of Director’s approval, oversight and review of our other service providers, including our custodian/accounting agent, sub-transfer agents, placement agent, professional (legal and accounting) firms and printing firms.

The Contract Review Committee had two formal meetings in 2014.

Compensation of Directors

Each Independent Director is compensated with a $100,000 annual fee for his or her services as a director. The Independent Directors also receive $2,500 plus reasonable out-of-pocket expenses for each Board of Directors meeting attended ($1,250 if attending telephonically) and $1,000 plus reasonable out-of-pocket expenses for each Committee meeting attended ($500 if attending telephonically). In addition, the Chairman of the Board of Directors receives an annual fee of $25,000 and the Chairman of the Audit Committee receives an annual fee of $15,000 for their additional services in these capacities. We may also pay the incidental costs of a director to attend training or other types of conferences relating to the BDC industry. No compensation is expected to be paid to directors who are “interested persons.” In addition, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers.

Compensation Table

Amounts Paid During the 12-Month Period Ended December 31, 2014 to Board Members	Ashok N. Bakhru (1)	John P. Coblentz, Jr. (2)	Richard P. Strubel	Kaysie Uniacke (3)
Total Compensation from the Company (for the 12-month period ended December 31, 2014)	$160,750	$130,750	$119,500	$0
Pension or Retirement Benefits Accrued as Part of the Company’s Expenses (for the 12-month period ended December 31, 2014)	$0	$0	$0	$0
Total Compensation From Fund Complex (for the 12-month period ended December 31, 2014)	$712,750	$558,000	$489,000	$0

(1)	Includes compensation as Chairman of the Board of Directors.
(2)	Includes compensation as “audit committee financial expert”, as defined in Item 407(d)(5)(ii) of Regulation S-K.
(3)	Kaysie Uniacke is an Interested Director and, as such, receives no compensation from the Company or the Fund Complex

Compensation of Chief Executive Officer and Other Executive Officers

None of our officers will receive direct compensation from us.

Our Investment Adviser

GSAM serves as our investment adviser. Our investment adviser has been registered as an investment adviser with the SEC since 1990 and is a subsidiary of Group Inc., a bank holding company.

Subject to the supervision of our Board of Directors, our investment adviser provides day-to-day advice regarding our portfolio transactions and is responsible for our business affairs and other administrative matters.

Portfolio Managers

The individual listed below is our portfolio manager and a voting member of our investment adviser’s investment committee. In addition, four other voting members and three non-voting members serve on the investment committee. The investment committee is responsible for approving all of our investments. The investment committee also monitors investments in our portfolio and approves all asset dispositions. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the investment committee, which includes expertise in primary and secondary leveraged credit, private mezzanine finance, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity. As of             , 2014, our portfolio manager, who is primarily responsible for our day-to-day management, manages registered investment companies with a total of approximately $             in assets under supervision,             pooled investment vehicles with a total of approximately $             in assets under supervision, and             other accounts with a total of approximately $             in assets under supervision. See “Risk Factors—Risks Relating to Our Business and Structure—Our investment adviser, its principals, investment professionals and employees and the members of its investment committee have certain conflicts of interest” and “Potential Conflicts of Interest.” The members of the investment committee will receive no separate compensation from us or our investment adviser for serving on the investment committee.

The table below shows the dollar range of shares of common stock to be beneficially owned by our portfolio manager prior to our IPO.

Name	Aggregate Dollar Range of Equity Securities in Goldman Sachs BDC, Inc. (1)
Brendan McGovern

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Investment Management Agreement

Our initial investment management agreement with our investment adviser was entered into as of November 15, 2012 and subsequently amended and restated as of April 1, 2013 (as amended and restated as of April 1, 2013, the “Initial Investment Management Agreement”). Our Board of Directors determined at an in person meeting held in November 2014 to approve certain changes to the Initial Investment Management Agreement and to submit the Investment Management Agreement, which included such changes, for stockholder approval as required by the provisions of the Investment Company Act. At a special meeting of stockholders held in January 2015, our stockholders approved the Investment Management Agreement. The Investment Management Agreement became effective as of January 1, 2015.

Management Services

Pursuant to the terms of our Investment Management Agreement, GSAM, subject to the overall supervision of our Board of Directors, manages our day-to-day investment-related operations and provides investment management services to us.

Subject to compliance with applicable law and published SEC guidance, nothing contained in the Investment Management Agreement will in any way preclude, restrict or limit the activities of our investment adviser or any of its respective subsidiaries or affiliated parties. See “Potential Conflicts of Interest.”

Management Fee and Incentive Fee

We pay our investment adviser for its services to us the Management Fee and the Incentive Fee as set forth in the Investment Management Agreement. We will make any payments due under the Investment Management Agreement to our investment adviser (or to its designees as it may otherwise direct).

Management Fee

The Management Fee is calculated at an annual rate of 1.50% (0.375% per quarter) of the average value of our gross assets (excluding cash or cash equivalents but including assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters (and, in the case of our first quarter, our gross assets as of such quarter-end). The Management Fee is payable quarterly in arrears. The Management Fee for any partial quarter will be appropriately prorated.

Incentive Fee

The Incentive Fee consists of two components that are determined independent of each other, with the result that one component may be payable even if the other is not. The calculation of our incentive fee pursuant to our Investment Management Agreement has been modified from the method used to calculate the Incentive Fee payable for the periods included in the audited financial statements included in this prospectus.

A portion of the Incentive Fee is based on our income and a portion is based on our capital gains, each as described below. Our investment adviser is entitled to receive the Incentive Fee based on income from us if our Ordinary Income (as defined below) exceeds a quarterly “hurdle rate” of 1.75%. For this purpose, the hurdle is computed by reference to our NAV and does not take into account changes in the market price of our common stock.

Beginning with the calendar quarter that commenced on January 1, 2015, the Incentive Fee based on income will be determined and paid quarterly in arrears at the end of each calendar quarter by reference to our aggregate net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2015). We refer to such period as the “Trailing Twelve Quarters.” The Incentive Fee based on capital gains will be determined and paid annually in arrears at the end of each calendar year by reference to an “Annual Period,” which means the period beginning on January 1 of each calendar year and ending on December 31 of the calendar year or, in the case of our first and last year, the appropriate portion thereof.

The hurdle amount for the Incentive Fee based on income is determined on a quarterly basis, and is equal to 1.75% multiplied by our NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The hurdle amount is calculated after making appropriate adjustments for issuances of our common stock and distributions that occurred during the relevant Trailing Twelve Quarters. The Incentive Fee for any partial period will be appropriately prorated.

Quarterly Incentive Fee Based on Income. For the portion of the Incentive Fee based on income, we pay our investment adviser a quarterly Incentive Fee based on the amount by which (A) aggregate net investment income (“Ordinary Income”) in respect of the relevant Trailing Twelve Quarters exceeds (B) the hurdle amount for such Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve Quarters is referred to as the “Excess Income Amount.” For the avoidance of doubt, Ordinary Income is net of all fees and expenses, including the Management Fee but excluding any Incentive Fee.

The Incentive Fee based on income for each quarter is determined as follows:

•	No Incentive Fee based on income is payable to our investment adviser for any calendar quarter for which there is no Excess Income Amount.

•	100% of the Excess Income Amount, if any, that exceeds the hurdle amount, but is less than or equal to an amount, which we refer to as the “Catch-up Amount,” determined as the sum of 2.1875% multiplied by our NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters is included in the calculation of the Incentive Fee based on income; and

•	20% of the amount of such Excess Income Amount that exceeds the Catch-up Amount is included in the calculation of the Incentive Fee based on income.

The amount of the Incentive Fee based on income that will be paid to our investment adviser for a particular quarter will equal the excess of the Incentive Fee so calculated minus the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters but not in excess of the Incentive Fee Cap (as described below).

The Incentive Fee based on income that is paid to our investment adviser for a particular quarter is subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap for any quarter is an amount equal to (a) 20% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters minus (b) the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters.

“Cumulative Net Return” means (x) the Ordinary Income in respect of the relevant Trailing Twelve Quarters minus (y) any Net Capital Loss, if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no Incentive Fee based on income to our investment adviser for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the Incentive Fee based on income that is payable to our investment adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an Incentive Fee based on income to our investment adviser equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to the Incentive Fee based on income that is payable to our investment adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an Incentive Fee based on income to our investment adviser equal to the Incentive Fee calculated as described above for such quarter without regard to the Incentive Fee Cap.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

The following is a graphical representation of the calculation of the Incentive Fee based on income:

Incentive Fee based on Income

Ordinary Income

(expressed as an annualized rate(1) of return on the value of net assets as of the beginning of each of the quarters included in the Trailing Twelve Quarters)

Percentage of Ordinary Income comprising the Incentive Fee based on Income

(1)	The Incentive Fee is determined on a quarterly basis but has been annualized for purposes of the above diagram. The diagram also does not reflect the Incentive Fee Cap.

Annual Incentive Fee Based on Capital Gains. The portion of the Incentive Fee based on capital gains is calculated on an annual basis. For each Annual Period, we will pay our investment adviser an Incentive Fee equal to (A) 20% of the difference, if positive, of the sum of our aggregate realized capital gains, if any, computed net of our aggregate realized capital losses, if any, and our aggregate unrealized capital depreciation, in each case from April 1, 2013 until the end of such Annual Period minus (B) the cumulative amount of Incentive Fees based on capital gains previously paid to our investment adviser from April 1, 2013. For the avoidance of doubt, unrealized capital gains are excluded from the calculation in clause (A), above.

We will accrue, but not pay, a portion of the Incentive Fee based on capital gains with respect to net unrealized appreciation. Under GAAP, we are required to accrue an Incentive Fee based on capital gains that includes net realized capital gains and losses and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the accrual for the Incentive Fee based on capital gains, we consider the cumulative aggregate unrealized capital appreciation in the calculation, since an Incentive Fee based on capital gains would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then we record a capital gains incentive fee equal to 20% of such amount, minus the aggregate amount of actual Incentive Fees based on capital gains paid in all prior periods. If such amount is negative, then there is no accrual for such period. There can be no assurance that such unrealized capital appreciation will be realized in the future.

Example of Calculation of the Incentive Fee based on Income

Assumptions relating to the three preceding quarters (1)

•	Quarter 1

•	Net Asset Value at the start of Quarter 1 = $100.0 million

•	Quarter 1 Ordinary Income = $6.0 million

•	Quarter 1 Net Capital Gain = $1.0 million

•	Quarter 1 Hurdle Amount = $1.75 million

•	Quarter 2

•	Net Asset Value at the start of Quarter 2 = $100.0 million

•	Quarter 2 Ordinary Income = $1.5 million

•	Quarter 2 Net Capital Gain = $1.0 million

•	Quarter 2 Hurdle Amount = $1.75 million

•	Quarter 3

•	Net Asset Value at the start of Quarter 3 = $100.0 million

•	Quarter 3 Ordinary Income = $2.0 million

•	Quarter 3 Net Capital Loss = ($6.0) million

•	Quarter 3 Hurdle Amount = $1.75 million

•	Quarter 4

•	Net Asset Value at the start of Quarter 4 = $100.0 million

•	Quarter 4 Ordinary Income = $3.5 million

•	Quarter 4 Net Capital Gain = $3.0 million

•	Quarter 4 Hurdle Amount = $1.75 million

(1)	For illustrative purposes, Net Asset Value is assumed to be $100.0 million as of the beginning of all four quarters and does not give effect to gains or losses in the preceding quarters.

Determination of Incentive Fee based on income

In Quarter 1, the Ordinary Income of $6.0 million exceeds the Hurdle Amount of $1.75 million. There are no Net Capital Losses. As a result, an Incentive Fee based on income of $1.2 million (20% of $6.0 million) is payable to our investment adviser for Quarter 1.

In Quarter 2, the Quarter 2 Ordinary Income of $1.5 million does not exceed the Quarter 2 Hurdle Amount of $1.75 million, but the aggregate Ordinary Income for the Trailing Twelve Quarters of $7.5 million exceeds the aggregate Hurdle Amount for the Trailing Twelve Quarters of $3.5 million. There are no Net Capital Losses. As a result, an Incentive Fee based on income of $300,000 ($1.5 million (20% of $7.5 million) minus $1.2 million paid in Quarter 1) is payable to our investment adviser for Quarter 2.

In Quarter 3, the aggregate Ordinary Income of the Trailing Twelve Quarters of $9.5 million exceeds the aggregate Hurdle Amount for the Trailing Twelve Quarters of $5.25 million. However, there is an aggregate Net Capital Loss of ($4.0) million for the Trailing Twelve Quarters. As a result, the Incentive Fee Cap would apply. The Incentive Fee Cap equals $(400,000), calculated as follows:

(20% x ($9.5 million minus $4.0 million)) minus $1.5 million paid in Quarters 1 and 2. Because the Incentive Fee Cap is a negative value, there is no Incentive Fee based on income payable to our investment adviser for Quarter 3.

In Quarter 4, the aggregate Ordinary Income of the Trailing Twelve Quarters of $13.0 million exceeds the aggregate Hurdle Amount for the Trailing Twelve Quarters of $7.0 million and the preliminary calculation would show that an Incentive Fee based on income of $1.1 million ($2.6 million (20% x 13.0 million) minus $1.5 million paid during the Trailing Twelve Quarters) would apply. However, there is an aggregate Net Capital Loss of ($1.0) million for the Trailing Twelve Quarters. As a result, the Incentive Fee Cap would apply. The Incentive Fee Cap equals $900,000 calculated as follows:

(20% x ($13.0 million minus $1.0 million)) minus $1.5 million. Because the Incentive Fee Cap is positive but less than the Incentive Fee based on income of $1.1 million calculated prior to applying the Incentive Fee Cap, an Incentive Fee based on income of $900,000 is payable to our investment adviser for Quarter 4.

Examples of Calculation of Incentive Fee based on Capital Gains

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $30 million, fair value of Investment B determined to be $25 million and fair value of Investment C determined to be $27 million

•	Year 3: fair value of Investment B determined to be $29 million and Investment C sold for $30 million

•	Year 4: fair value of Investment B determined to be $40 million

Determination of Incentive Fee based on capital gains

The Incentive Fee based on capital gains, if any, would be:

•	Year 1: None

•	Year 2: $1.0 million

The portion of the Incentive Fee based on capital gains equals the lesser of (A) 20% of the difference, if positive, of the sum of our aggregate realized capital gains, if any, computed net of our aggregate realized capital losses, if any, and our aggregate unrealized capital depreciation, if any, in each case from April 1, 2013 until the end of the applicable Annual Period minus (B) the cumulative amount of Incentive Fees based on capital gains previously paid to our investment adviser from April 1, 2013.

Therefore, using the assumptions above, the Incentive Fee based on capital gains equals the lesser of (A) 20% x ($10.0 million – $5.0 million) minus (B) $0.

Therefore, the Incentive Fee based on capital gains equals $1.0 million.

•	Year 3: $1.8 million, which is calculated as follows:

The Incentive Fee based on capital gains equals the lesser of (A) 20% x ($15.0 million – $1.0 million) minus (B) $1.0 million.

Therefore, the Incentive Fee based on capital gains equals $1.8 million.

•	Year 4: $200,000, which is calculated as follows:

The Incentive Fee based on capital gains equals the lesser of (x) (A) 20% x ($15.0 million – $0 million) minus (B) $ 2.8 million.

Therefore, the Incentive Fee based on capital gains equals $200,000.

Expenses

Our investment adviser pays all costs incurred by it in connection with the performance of its duties under the Investment Management Agreement. Our investment adviser pays the compensation and expenses of all its personnel and makes available, without expense to us, the services of such of its partners, officers and employees as may duly be elected as our officers or directors, subject to their individual consent to serve and to any limitations imposed by law. Our investment adviser is not required to pay any of our expenses other than those specifically allocated to it, including as set forth below. In particular, but without limiting the generality of the foregoing, our investment adviser is not required to pay: (i) our operational and organizational expenses; (ii) fees and expenses, including travel expenses, incurred by our investment adviser or payable to third parties related to our investments, including, among others, professional fees (including, without limitation, the fees and expenses of consultants and experts) and fees and expenses from evaluating, monitoring, researching and performing due diligence on investments and prospective investments; (iii) interest payable on debt, if any, incurred to finance our investments; (iv) fees and expenses incurred by us in connection with membership in investment company organizations; (v) brokers’ commissions; (vi) fees and expenses associated with calculating our NAV (including the costs and expenses of any independent valuation firm); (vii) legal, auditing or accounting expenses; (viii) taxes or governmental fees; (ix) the fees and expenses of our administrator, transfer agent or sub-transfer agent; (x) the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of our shares; (xi) the expenses of and fees for registering or qualifying our shares for sale and of maintaining our registration and registering us as a broker or a dealer; (xii) the fees and expenses of our directors who are not affiliated with our investment adviser; (xiii) the cost of preparing and distributing reports, proxy statements and notices to our stockholders, the SEC and other regulatory authorities; (xiv) costs of holding stockholder meetings; (xv) listing fees; (xvi) the fees or disbursements of custodians of our assets, including expenses incurred in the performance of any obligations enumerated by our certificate of incorporation or bylaws insofar as they govern agreements with any such custodian; (xvii) insurance premiums; or (xviii) costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute in connection with our business and the amount of any judgment or settlement paid in connection therewith, or the enforcement of our rights against any person and indemnification or contribution expenses payable by us to any person and other extraordinary expenses not incurred in the ordinary course of our business. Our investment adviser is not required to pay expenses of activities which are primarily intended to result in sales of our shares, including, all costs and expenses associated with the preparation and distribution of an offering memorandum, a subscription agreement, if applicable, a registration statement, a prospectus or a stockholder application form.

Our investment adviser may impose a voluntary cap on the amount of expenses that will be borne by us on a monthly or annual basis. Any such expense cap may be increased, decreased, waived or eliminated at any time at our investment adviser’s sole discretion.

To the extent that expenses to be borne by us pursuant to the Investment Management Agreement are paid by our investment adviser, we shall reimburse our investment adviser for such expenses, provided, however, that our investment adviser may elect, from time to time and in its sole discretion, to bear certain of our expenses set forth above, including organizational and other expenses.

Our Board of Directors determined at an in person meeting held in November 2014 to approve the Investment Management Agreement. In its consideration of the Investment Management Agreement, the Board of Directors focused on information it had received relating to, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by the investment adviser;

•	comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;

•	our projected operating expenses and expense ratio, and a comparison of expenses borne by BDCs with similar investment objectives;

•	information about the services to be performed and the personnel performing such services under the Investment Management Agreement;

•	our investment performance and the performance of the investment adviser;

•	the extent to which economies of scale would be realized as we grow, and whether the fees payable under the Investment Management Agreement reflect these economies of scale for the benefit of our stockholders;

•	any existing and potential sources of indirect income to the investment adviser from its relationships with us and the profitability of those income sources; and

•	such other matters as the Board of Directors determined was relevant to their consideration of the Investment Management Agreement.

Based on the information reviewed and the considerations detailed above, the Board of Directors, including all of the directors who are not “interested persons” (as defined in the Investment Company Act), concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the Investment Management Agreement, as being in the best interests of our stockholders.

For the period ended December 31, 2012, we did not pay our investment adviser any fees under the Investment Management Agreement. For the year ended December 31, 2013, we paid our investment adviser a total of $1,546,909 in fees pursuant to the Investment Management Agreement, which consisted of $997,338 in Management Fees and $549,571 in Incentive Fees.

Duration and Termination

The Investment Management Agreement will remain in full force and effect for successive annual periods, but only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of our Independent Directors and in accordance with the requirements of the Investment Company Act and (b) by a vote of a majority of our Board of Directors or of a majority of our outstanding voting securities. The Investment Management Agreement may, on 60 days’ written notice to the other party, be terminated in its entirety at any time without the payment of any penalty, by our Board of Directors, by vote of a majority of our outstanding voting stock or by our investment adviser. The Investment Management Agreement shall automatically terminate in the event of its assignment.

Limitation of Liability of Our Investment Adviser and the Company

The Investment Management Agreement provides that our investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by us in connection with the matters to which the Investment Management Agreement relates, except a loss resulting from our investment adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by our investment adviser of its obligations and duties under the Investment Management Agreement. Any person, even though also employed by our investment adviser, who may be or become an employee of and paid by us shall be deemed, when acting within the scope of such employment, to be acting in such employment solely for us and not as our investment adviser’s employee or agent.

Organization of our Investment Adviser

Our investment adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The principal executive offices of our investment adviser are located at 200 West Street, New York, New York 10282.

Our Administrator

Pursuant to the Administration Agreement between us and State Street Bank and Trust Company, our administrator, our administrator is responsible for providing various accounting and administrative services to us.

The Administration Agreement provides that the administrator is not liable to us for any damages or other losses arising out of the performance of its services thereunder except under certain circumstances, and contains provisions for the indemnification of the administrator by us against liabilities to other parties arising in connection with the performance of its services to us.

We pay the administrator fees for its services as we determine are commercially reasonable in our sole discretion. We also reimburse the administrator for all reasonable expenses. To the extent that our administrator outsources any of its functions, the administrator pays any compensation associated with such functions.

We are not obligated to retain our administrator. The Administration Agreement may be terminated by either party without penalty upon 30 days’ written notice to the other party.

The terms of any administration agreement that we may enter with any subsequent administrator may differ materially from the terms of the Administration Agreement with State Street Bank and Trust Company in effect prior to such retention, including, without limitation, providing for a fee structure that results in us, directly or indirectly, bearing higher fees for similar services and other terms that are potentially less advantageous to us. Our stockholders will not be entitled to receive prior notice of the engagement of an alternate administrator or of the terms of any agreement that is entered into with such administrator.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

We are party to various agreements with affiliates of Group, Inc., which owns a significant amount of our common stock. Our investment adviser and other affiliates of Group Inc. also perform services for other clients, which creates various conflicts of interest. See “Potential Conflicts of Interest” and “Risk Factors—Risks Relating to Our Business and Structure—Potential conflicts of interest with other businesses of Goldman Sachs could impact our investment returns.”

Formation Transactions

For a description of our Formation Transactions, see “Business—Formation Transactions.”

Co-Investment Opportunities

We have in the past co-invested and expect in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible under existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. We and our investment adviser have submitted an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our Board of Directors determines that it would be advantageous for us to co-invest with other affiliated funds managed by our investment adviser or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. However, there can be no assurance that we will obtain any such order. See “Regulation.”

Material Non-Public Information

Our senior management and other investment professionals from our investment adviser may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material, non-public information that might restrict our ability to buy or sell securities of such company under the policies of the company or applicable law.

Investment Management Agreement

We are party to an Investment Management Agreement, pursuant to which we pay our investment adviser a fee for investment management services consisting of a base management fee and an incentive fee. This fee structure may create an incentive for our investment adviser to invest in certain types of securities. Additionally, we rely on investment professionals from our investment adviser to assist our Board of Directors with the valuation of our portfolio investments.

The management fee and incentive fee paid to our investment adviser are based on the value of our investments and there may be a conflict of interest when personnel of our investment adviser are involved in the valuation process for our portfolio investments. See also “Management—Investment Management Agreement.”

License Agreement

We are party to a license agreement with an affiliate of Goldman Sachs pursuant to which we have been granted a non-exclusive, royalty-free license to use the “Goldman Sachs” name. Under this agreement, we shall not have a right to use the Goldman Sachs name if GSAM or another affiliate of Goldman Sachs is not our investment adviser or if our continued use of such license results in a violation of applicable law, results in a regulatory burden or has adverse regulatory consequences. Other than with respect to this limited license, we have no legal right to the “Goldman Sachs” name.

Transfer Agency Agreement

We have entered into a transfer agency agreement with Goldman, Sachs & Co. (the “Transfer Agency Agreement”), pursuant to which Goldman, Sachs & Co., as transfer agent: (i) records the issuance, transfer and repurchase of shares of our common stock and preferred stock; (ii) provides purchase and repurchase confirmations, as well as certain other statements; (iii) provides dividend crediting and certain disbursing agent services; (iv) maintains stockholder accounts; and (v) renders certain other miscellaneous services. Under the terms of the Transfer Agency Agreement, we indemnify and hold harmless the transfer agent, its affiliates and any agent under certain circumstances and to the extent permitted by the Investment Company Act. As our transfer agent and dividend disbursing agent, Goldman, Sachs & Co. has retained State Street Bank and Trust Company as sub-transfer agent to assist in certain related functions. Upon completion of the IPO, State Street Bank and Trust Company will serve as our transfer agent and dividend disbursing agent.

10b5-1 Plan

Group Inc. has entered the 10b5-1 Plan with            under which            , as agent for Group Inc., will buy up to the lesser of $25 million in the aggregate of our common stock or such amount that would not bring Group Inc.’s ownership of our common stock over 19.9%. Any such purchases under the 10b5-1 Plan will occur during the period beginning after four full calendar weeks after the closing of this offering and ending on the earlier of the date on which all the capital committed to the plan has been exhausted or one year after the closing of this offering, subject to certain conditions. The 10b5-1 Plan will require            to purchase for Group Inc. shares of common stock (i) through the date we announce our earnings for the first quarter of 2015, when the market price per share is below the initial public offering price per share, and (ii) from and after that date, when the market price per share is below our most recently reported net asset value per share (including any updates, corrections or adjustments publicly announced by us to any previously announced net asset value per share). The purchase of shares by            pursuant to the 10b5-1 Plan is intended to satisfy the conditions of Rules 10b5-1 and 10b-18 under the Exchange Act, and will otherwise be subject to applicable law, including Regulation M, which may prohibit purchases under certain circumstances. Any shares of common stock purchased by Group Inc. pursuant to the 10b5-1 Plan will be subject to the lock-up agreement between Group Inc. and the underwriters, meaning the shares purchased will be locked-up until      days after the date of this prospectus. Under the 10b5-1 Plan,             will increase the volume of purchases made as the price of our common stock declines, subject to volume restrictions. See “Shares Eligible for Future Sale.” Whether purchases will be made under the 10b5-1 Plan and how much will be purchased at any time is uncertain, dependent on prevailing market prices and trading volumes, all of which we cannot predict. These activities may have the effect of maintaining the market price of the common stock or retarding a decline in the market price of the common stock, and, as a result, the price of our common stock may be higher than the price that otherwise might exist in the open market. See “Risk Factors—Risks Relating to this Offering and Our Common Stock—Purchases of our common stock by Group Inc. under the 10b5-1 Plan may result in the price of our common stock being higher than the price that otherwise might exist in the open market.”

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering there will be             shares of common stock issued and outstanding and             stockholders of record. The following table sets out, as of             , certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote 5% or more of our outstanding common stock, all of our directors and all officers and directors as a group.

Percentage of Common Stock Outstanding
		Immediately Prior to This Offering			Immediately after This Offering
Name and Address	Type of Ownership (3)	Shares Owned	Percentage		Shares Owned (4)	Percentage
The Goldman Sachs Group, Inc. (1)	Record and beneficial			%			%
Kaysie Uniacke	Record and beneficial			*
Ashok N. Bakhru	Record and beneficial			*
Richard P. Strubel	Record and beneficial			*
John P. Coblentz, Jr.	Record and beneficial			*
All officers and directors as a group (10 persons) (2)	Record and beneficial	—		*	—	—

*	Less than 1%.

(1)	The address of The Goldman Sachs Group, Inc., a Delaware corporation, is 200 West Street, New York, New York 10282.
(2)	The address for each of our directors and officers is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.
(3)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.
(4)	Assumes issuance of shares of our common stock in this offering, and does not reflect shares of common stock reserved for issuance upon exercise of underwriters’ over-allotment option to purchase up to an additional shares.

The following table sets out the dollar range of our equity securities beneficially owned by each of our directors following the completion of the offering at an assumed initial public offering price of $         per share (which represents the mid-point of the range set forth on the cover of this prospectus). Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. We are not part of a “family of investment companies,” as that term is defined in the Investment Company Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)
Interested Directors
Kaysie Uniacke
Independent Directors
Ashok N. Bakhru John P. Coblentz, Jr. Richard P. Strubel

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

DETERMINATION OF NET ASSET VALUE

In accordance with the procedures adopted by our Board of Directors, the NAV per share of our outstanding shares of common stock is determined by dividing the value of total assets minus liabilities by the total number of shares outstanding.

As a BDC, we generally invest in illiquid securities including debt and equity investments of middle-market companies. Under procedures adopted by our Board of Directors market quotations are generally used to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at the bid prices obtained from at least two brokers/dealers if available, otherwise by a principal market maker or a primary market dealer. If the Board of Directors or its delegate has a bona fide reason to believe any such market quotation does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

Currently, the majority of our investments fall within Level 3 of the fair value hierarchy. We do not expect that there will be readily available market values for most of the investments which are in our portfolio, and we will value such investments at fair value as determined in good faith by or under the direction of our Board of Directors using a documented valuation policy, described below, and a consistently applied valuation process. The factors that may be taken into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. Available current market data will be considered, such as applicable market yields and multiples of publicly traded securities, comparison of financial ratios of peer companies and changes in the interest rate environment and the credit markets that may affect the price at which similar investments would trade in their principal market, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. For more information, see “Risk Factors—Risks Related to Our Portfolio Company Investments—Our portfolio securities may not have a readily available market price and, in such a case, we will value these securities at fair value as determined in good faith under procedures adopted by our Board of Directors, which valuation is inherently subjective and may not reflect what we may actually realize for the sale of the investment.”

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, the valuation procedures adopted by our Board of Directors contemplates a multi-step valuation process each quarter, as described below:

(1)	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

(2)	Our Board of Directors also engages independent valuation firms to provide independent valuations of the investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of an investment. The independent valuation firms independently value such investments using quantitative and qualitative information provided by the investment professionals of our investment adviser as well as any market quotations obtained from independent pricing services, brokers, dealers or market dealers. The independent valuation firms also provide analyses to support their valuation methodology and calculations. The independent valuation firms provide an opinion on a final range of values on such investments to the Board of Directors or the Audit Committee. The independent valuation firms define fair value in accordance with ASC 820 and utilize valuation techniques including the market approach, the income approach or both. At least a portion of our portfolio will be reviewed on a quarterly basis and all investments in the portfolio for which market quotations are not readily available, or are readily available but deemed not reflective of the fair value of an investment, will be reviewed at least annually by independent valuation firms;

(3)	The independent valuation firms’ preliminary valuations are reviewed by our investment adviser and the Valuation Oversight Group (“VOG”), a team that is part of the Controllers Department within the

Finance Division of Goldman Sachs. The independent valuation firms’ valuation ranges are compared to our investment adviser’s valuations to ensure our investment adviser’s valuations are reasonable. VOG presents the valuations to the Private Investment Sub-Committee of the GSAM Valuation Committee, which is comprised of representatives from GSAM who are independent of the investment making decision process;

(4)	The GSAM Valuation Committee ratifies fair valuations and makes recommendations to the Audit Committee of the Board of Directors;

(5)	The Audit Committee of our Board of Directors reviews valuation information provided by the GSAM Valuation Committee, our investment adviser and the independent valuation firms. The Audit Committee then assesses and supplements, as it deems appropriate, such valuation recommendations; and

(6)	Our Board of Directors discusses the valuations and determines the fair value of each of our investments in good faith, based on the input of our investment adviser, the independent valuation firms and the Audit Committee.

Fair value, as defined under ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of our investment adviser. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to us at the reporting period date.

DESCRIPTION OF CAPITAL STOCK

The following description of our capital stock is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 200,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share. There are no outstanding options or warrants to purchase our stock. Under Delaware law, our stockholders will generally not be personally liable for our debts or obligations. Unless our Board of Directors determines otherwise, we will issue all shares of our capital stock in uncertificated form.

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	200,000,000	—
Preferred Stock	1,000,000	—	—

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and other distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be made or paid to the holders of our common stock if, as and when declared by our Board of Directors out of funds legally available therefor, subject to the rights of holders of shares of any series of our preferred stock then outstanding. Shares of our common stock have no exchange, conversion or redemption rights. Shares of our common stock are subject to the transfer restrictions set forth in our certificate of incorporation, as described more fully below, as well as any restrictions on transfer arising under federal and state securities laws or by contract. Following the time at which the transfer restrictions contained in our certificate of incorporation terminate, shares of our common stock will be freely transferable, except when their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of shares of any series of our preferred stock then outstanding. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders generally, including the election of directors elected by a vote of stockholders generally. Except as provided with respect to any other class or series of stock, including our preferred stock, as more fully described below, the holders of our common stock possess exclusive voting power. There is no cumulative voting in the election of our Board of Directors, which means that holders of a majority of the outstanding shares of our capital stock entitled to vote in the election of such directors are entitled to elect that number of nominees equal to the number of directors to be elected by such holders, and holders of less than a majority of such shares will be unable to elect one or more specific directors for any available directorship.

Our certificate of incorporation provides that shares of our common stock issued prior to our IPO may not be transferred without our prior written consent until a date to be established by us, which may be up to 180 days after the consummation of our IPO.

Preferred Stock

Our certificate of incorporation authorizes our Board of Directors to create and issue one or more series of preferred stock to the extent permitted by the Investment Company Act. Prior to the issuance of shares of each series of preferred stock, our Board of Directors will be required by Delaware law and by our certificate of incorporation to establish the voting powers (full or limited, or no voting powers), and the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of each series of our preferred stock. Thus, to the extent permitted by the Investment Company Act, the Board of Directors

could authorize the issuance of shares of a series of our preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

Any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holder of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the Investment Company Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred stock (as determined in accordance with the Investment Company Act), including our outstanding perpetual preferred stock, voting together as a separate class. For example, the vote of such holders of preferred stock would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors; Indemnification and Advancement of Expenses

The indemnification of our officers and directors is governed by Section 145 of the DGCL and our certificate of incorporation and bylaws. Section 145(a) of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

Section 145(c) of the DGCL provides that to the extent that a present or former director or officer of the corporation has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding.

Section 145(d) of the DGCL provides that in all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only if it is consistent with the Investment Company Act and as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person to be indemnified has met the applicable standard of conduct set forth in those subsections. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders.

Section 145(e) authorizes the corporation to pay expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person to whom the advancement will be made to repay the advanced amounts if it is ultimately determined that he or she was not entitled to be indemnified by the corporation as authorized by Section 145. Section 145(e) also provides that such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents of the corporation, or persons serving at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

Section 145(f) provides that indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of such Section are not to be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

Section 145(g) authorizes the corporation to purchase and maintain insurance on behalf of its current and former directors, officers, employees and agents (and on behalf of any person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, regardless of whether the corporation would have the power to indemnify such persons against such liability under Section 145.

Section 102(b)(7) of the DGCL allows a corporation to provide in its certificate of incorporation a provision that limits or eliminates the personal liability of a director of the corporation to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision may not limit or eliminate the liability of a director (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derived an improper personal benefit. Our certificate of incorporation will provide that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended.

Our certificate of incorporation requires us to indemnify to the full extent permitted by Section 145 of the DGCL all persons whom we may indemnify under that section. Our certificate of incorporation also provides that expenses incurred by our officers or directors in defending any action, suit or proceeding for which they may be entitled to indemnification under our certificate of incorporation shall be paid in advance of the final disposition of the action, suit or proceeding. However, any indemnification or payment or reimbursement of expenses made pursuant to such provisions of our certificate of incorporation will be subject to the applicable requirements of the Investment Company Act. In addition, our bylaws provide that, except for certain proceedings initiated by our directors or officers, we must indemnify, and advance expenses to, our current and former directors and officers to the fullest extent permitted by the DGCL, but provide that any indemnification or reimbursement of expenses thereunder is subject to the applicable requirements of the Investment Company Act.

Delaware Anti-Takeover Law

The DGCL contains, and our certificate of incorporation and bylaws also contain, provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

We have elected in our certificate of incorporation not to be subject to Section 203 of the DGCL, an antitakeover law. However, our certificate of incorporation contains provisions that, at any point in time in which our common stock is registered under Section 12(b) or Section 12(g) of the Exchange Act, have the same effect as Section 203, except that it exempts Group Inc. and its affiliates, and certain of its or their respective direct or indirect transferees and any group as to which such persons are a party, from the effect of those provisions. In general, these provisions will prohibit us from engaging in any “business combination” with any “interested stockholder” for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the Board of Directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by persons who are directors and also officers of the corporation; or

•	at or subsequent the such time the business combination is approved by the Board of Directors and authorized at a meeting of stockholders, and not by written consent, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

These provisions define “business combination” to include the following:

•	any merger or consolidation involving the corporation or any direct or indirect majority-owned subsidiary of the corporation with the interested stockholder;

•	any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of such corporation, to or with the interested stockholder, of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation;

•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation or by any direct or indirect majority-owned subsidiary of the corporation of any stock of the corporation or of such subsidiary to the interested stockholder;

•	any transaction involving the corporation or any direct or indirect majority-owned subsidiary of the corporation that has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series (or securities convertible into the stock of any class or series) of the corporation or of any such subsidiary owned by the interested stockholder, except as to immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

•	the receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the corporation), of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or any direct or indirect majority-owned subsidiary.

In general, these provisions define an “interested stockholder” as any entity or person that is the beneficial owner of 15% or more of our outstanding voting stock or is an affiliate or associate of us and was the beneficial owner of 15% or more of our outstanding voting stock at any time within the three-year period immediately prior to the relevant date, and the affiliates or associates of any such entity or person, but Group Inc. and its affiliates and certain of its or their respective direct or indirect transferees and any group as to which such persons are a party are excluded from the definition of interested stockholder.

These provisions could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Election of Directors

Our bylaws provide that, unless otherwise provided in our certificate of incorporation (including with respect to the special rights of holders of one or more series of our preferred stock to elect directors), our directors are elected by the affirmative vote of the holders of a majority of the votes cast by stockholders entitled to vote thereon present in person or by proxy at a meeting of stockholders called for the purpose of electing directors. Under our certificate of incorporation, our Board of Directors has the power to amend our bylaws, including the provisions specifying the vote required to elect directors. Under Section 216 of the DGCL, however, a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the Board of Directors.

Classified Board of Directors

Under our certificate of incorporation, subject to the special right of the holders of one or more series of preferred stock to elect additional preferred directors, concurrently with our IPO our directors will be divided into three classes of directors, with the classes to be as nearly equal in number as possible, serving staggered three-year terms, with the term of office of directors in only one of the three classes expiring each year. As a result, approximately one-third of such directors will then be elected each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that, the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation provides that, subject to any rights of holders of one or more series of preferred stock to elect additional preferred directors, the total number of directors will be fixed from time to time exclusively pursuant to a resolution adopted by the Board of Directors. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified board may be removed only for cause. Prior to the time at which our directors are classified, any of our directors may be removed, with or without cause, by the holders of a majority in voting power of the outstanding shares of our capital stock entitled to elect such directors. Our certificate of incorporation provides that, once our directors are divided into classes serving staggered three-year terms, such directors may only be removed for cause, and only upon the affirmative vote of holders of at least two-thirds of the outstanding shares entitled to vote generally in the election of directors. Under our certificate of incorporation, subject to the applicable requirements of the Investment Company Act and the rights of the holders of one or more series of preferred stock, any vacancy on the Board of Directors resulting from the death, resignation, retirement, removal or disqualification of a director or other cause, or any vacancy resulting from an increase in the number of directors, may be filled only by vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director; provided that when the holders of any class or series of our stock are entitled under the certificate of incorporation to elect directors, vacancies in directorships elected by such class, classes or series may be filled by a majority of the remaining directors so elected. Any such limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of us.

Action by Stockholders

Our certificate of incorporation provides that our stockholders will only be able to take action at an annual or special meeting of stockholders and may not take action by written consent of stockholders in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of other business to be considered by stockholders may be made only (1) by or at the direction of the Board of Directors (or a duly authorized committee thereof), (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. For any nomination or business proposal to be properly brought by a stockholder for a meeting, such stockholder will have to comply with advance notice requirements and provide us with certain information. Generally, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders. Our bylaws specify requirements as to the form and content of any such stockholder’s notice. Our bylaws also allow the presiding officer at a meeting of the stockholders to adopt rules and regulations for the conduct of meetings which may have the effect of precluding the conduct of certain business at a meeting if the rules and regulations are not followed. Our bylaws further provide that nominations of persons for election to the Board of Directors at a special meeting may be made only by or at the direction of the Board of Directors, and provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action that are made in compliance with applicable advance notice procedures, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Stockholder Meetings

Our certificate of incorporation and bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board of Directors, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Calling of Special Meetings of Stockholders

Our certificate of incorporation and bylaws provide that special meetings of stockholders may be called by our Board of Directors, the chairman of the Board of Directors and our chief executive officer, and not by any other person.

Amendments to the Certificate of Incorporation and Bylaws

Section 242 of the DGCL generally provides any amendment to the certificate of incorporation must be approved and declared advisable by the Board of Directors and adopted by the affirmative vote of holders of a majority of the outstanding shares of capital stock entitled to vote thereon, and by a majority of the outstanding stock of each class entitled to vote thereon as a class. Section 109 of the DGCL provides that, after a corporation has received payment for its capital stock, the power to adopt, amend or repeal the bylaws shall be in the stockholders entitled to vote, but any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. Our certificate of incorporation provides our Board of Directors with such power. The DGCL provides that the certificate of incorporation may contain provisions requiring for any corporate action the vote of a larger portion of the stock or of any class or series thereof than is required by the DGCL. Our certificate of incorporation provides that the following provisions, among others, may be amended by our stockholders only by a vote of at least two-thirds of the outstanding shares of our capital stock entitled to vote thereon:

•	the provisions regarding the classification of our Board of Directors;

•	the provisions specifying the percentage of votes required to remove directors for cause;

•	the provisions limiting stockholder action by written consent;

•	the provisions regarding the calling of special meetings;

•	the provisions regarding the number of directors and filling vacancies on our Board of Directors and newly created directorships;

•	the provision requiring a supermajority vote to amend our bylaws;

•	the limitation of directors’ personal liability to us or our stockholders for breach of fiduciary duty as a director;

•	the provisions regarding indemnification and advancement of expenses under our certificate of incorporation;

•	the provision regarding restrictions on business combinations with interested stockholders; and

•	the amendment provision requiring that the above provisions be amended only with a two-thirds supermajority vote.

Our bylaws generally are able to be amended by approval of (i) a majority of the total number of authorized directors or (ii) the affirmative vote of the holders of at least two-thirds of the outstanding shares of our capital stock entitled to vote thereon.

Conflict with Investment Company Act

Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our certificate of incorporation or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering,             shares of our common stock will be outstanding, assuming no exercise of the underwriters’ over-allotment option. The             shares of common stock (assuming no exercise of the underwriters’ over-allotment option) sold in the offering will be freely tradable without restriction or limitation under the Securities Act. Any shares purchased in this offering by our affiliates, as defined in the Securities Act, will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. The remaining             shares of our common stock that were issued prior to the completion of this offering will be “restricted securities” under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144.

In general, under Rule 144 as currently in effect, if six months have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and we are subject to the Exchange Act periodic reporting requirements for at least three months prior to the sale, the holder of such restricted securities can sell such securities. However, the number of securities sold by a holder that is an affiliate within any three-month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding; or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 by our affiliates also are subject to certain manner of sale limitations, notice requirements and the availability of current public information about us. No assurance can be given as to (a) the likelihood that an active market for our common stock will develop, (b) the liquidity of any such market, (c) the ability of our stockholders to sell our securities or (d) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. Immediately upon the expiration of the             day initial lock-up period described below, an aggregate of         shares of common stock subject to the lock-up will be eligible for sale in the public market in accordance with Rule 144.

Stockholders, including Group Inc., that purchased our shares of common stock prior to our IPO are not permitted to transfer their shares without our prior written consent until a date to be established by us, which may be up to 180 days after the consummation of this offering. Additionally, any shares of common stock purchased by Group, Inc. pursuant to the 10b5-1 Plan will be subject to the lock-up agreement between Group, Inc. and the underwriters, meaning the shares purchased will be locked up until             days after the date of this prospectus.

REGULATION

We have elected to be treated as a BDC under the Investment Company Act. As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements. The Investment Company Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the Investment Company Act. In addition, the Investment Company Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the Investment Company Act as the lesser of: (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of such company.

Any issuance of preferred stock must comply with the requirements of the Investment Company Act. Additionally, the Investment Company Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holder of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain other matters under the Investment Company Act require a separate class vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would be entitled to vote separately as a class from the holders of common stock on a proposal involving a plan of reorganization adversely affecting such securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed a “principal underwriter” as that term is defined under the Securities Act. We may purchase or otherwise receive warrants, which offer an opportunity (not a requirement) to purchase common stock of a portfolio company in connection with an acquisition financing or other investments. Similarly, we may acquire rights that obligate an issuer of acquired securities or their affiliates to repurchase the securities at certain times, under certain circumstances. We do not intend to acquire securities issued by any investment company whereby our investment would exceed the limits imposed by the Investment Company Act. Under these limits, we generally cannot (1) acquire more than 3% of the total outstanding voting stock of any investment company, (2) invest more than 5% of the value of our total assets in the securities of one investment company or (3) invest more than 10% of the value of our total assets in the securities of investment companies in general. These limitations do not apply where we (i) make investments through a subsidiary or (ii) acquire interests in a money market fund as long as we do not pay a sales charge or service fee in connection with the purchase. With respect to the portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of our policies described above are fundamental and each such policy may be changed without stockholder approval, subject to any limitations imposed by the Investment Company Act.

Private funds that are excluded from the definition of “investment company” pursuant to either Section 3(c)(1) or 3(c)(7) of the Investment Company Act are also subject to certain of the limits under the Investment Company Act noted above. Specifically, such private funds may not acquire directly or through a controlled entity more than 3% of our total outstanding voting stock (measured at the time of the acquisition). Investment companies registered under the Investment Company Act are also subject to the restriction as well as other limitations under the Investment Company Act that would restrict the amount that they are able to invest in our securities. As a result, certain investors would be required to hold a smaller position in our shares than if they were not subject to such restrictions.

Qualifying Assets

Under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the Investment Company Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets (not including certain assets specified in the Investment Company Act)

represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding thirteen months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules and regulations as may be prescribed by the SEC. An eligible portfolio company is defined in the Investment Company Act as any issuer that:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

(c)	satisfies any of the following:

•	does not have any class of securities listed on a national securities exchange or has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding common equity of less than $250 million;

•	is controlled by a BDC or a group of companies including a BDC, and the BDC has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)	Securities of any eligible portfolio company that we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own at least 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

A BDC must be organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above under “Qualifying Assets.” However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must also either control the issuer of the securities or offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance (as long as the BDC does not make available significant managerial assistance solely in this fashion). Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

As a BDC, pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash items (such as money market funds), U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the asset diversification requirements in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Indebtedness and Senior Securities

As a BDC, we are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares of stock senior to our common stock if our asset coverage, as defined under the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, except in limited circumstances, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or stock unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors – Risks Relating to Our Business and Structure – Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.”

Code of Ethics

We have adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act and we have also approved our investment adviser’s Code of Ethics that it adopted in accordance with Rule 17j-1 and Rule 204A-1 under the Advisers Act. These Codes of Ethics establish, among other things, procedures for personal investments and restrict certain personal securities transactions, including transactions in securities that are held by us. Personnel subject to each code may invest in securities for their personal investment accounts, so long as such investments are made in accordance with the code’s requirements. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090 or (800) SEC-0330. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.

Proxy Voting Policies and Procedures

We have delegated the voting of portfolio securities to our investment adviser. For client accounts for which our investment adviser has voting discretion, our investment adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, our investment adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly traded equities, our investment adviser has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. Attached as Annex

A is a summary of the Guidelines. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to assure that it continues to be consistent with our investment adviser’s guiding principles. The Guidelines embody the positions and factors our investment adviser generally considers important in casting proxy votes.

Our investment adviser has retained a third-party proxy voting service (the “Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including, without limitation, operational, recordkeeping, and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is our investment adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, our investment adviser’s portfolio management teams (the “Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override the vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. Our investment adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services our investment adviser currently receives from the Proxy Service.

From time to time, our investment adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect our investment adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that our investment adviser can hold for clients and the nature of our investment adviser’s voting in such securities. Our investment adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person; (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

Our investment adviser conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

Our investment adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that our investment adviser makes on behalf of a client account and to help assure that such decisions are made in accordance with our investment adviser’s fiduciary obligations to its clients. These policies and procedures include our investment adviser’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between our investment adviser and other Goldman Sachs’ businesses. Notwithstanding such proxy voting policies and procedures, actual proxy voting decision of our investment adviser may have the effect of benefitting the interest of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates, provided that our investment adviser believes such voting decisions to be in accordance with its fiduciary obligations. See “Potential Conflicts of Interest.”

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by our investment adviser based on its assessment of the particular transactions or other matters at issue.

Information regarding how we vote proxies relating to portfolio securities during the most recent twelve-month period ended             will be available on or through our website at             .

Privacy Principles

We are committed to maintaining the confidentiality, integrity and security of nonpublic personal information relating to investors. The following information is provided to help investors understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

We generally will not receive any nonpublic personal information relating to stockholders who purchase our common stock. We may collect nonpublic personal information regarding our existing investors from sources such as subscription agreements, investor questionnaires and other forms; individual investors’ account histories; and correspondence between us and individual investors. We may share information that we collect regarding an investor with our affiliates and the employees of such affiliates for legitimate business purposes, for example, to service the investor’s accounts or provide the investor with information about other products and services offered by us or our affiliates that may be of interest to the investor. In addition, we may disclose information that we collect regarding investors to third parties who are not affiliated with us (i) as authorized by our investors in investor subscription agreements or our organizational documents; (ii) as required by applicable law or in connection with regulatory or law enforcement inquiries; or (iii) as otherwise permitted by applicable law to the extent necessary to effect, administer or enforce investor transactions or our transactions.

Any party that receives nonpublic personal information relating to investors from us is permitted to use the information only for legitimate business purposes or as otherwise required or permitted by applicable law or regulation. In this regard, for officers, employees and agents of ours and our affiliates, access to such information is restricted to those who need such access to provide services to us and investors. We maintain physical, electronic and procedural safeguards to seek to guard investor nonpublic personal information.

Other

We may also be prohibited under the Investment Company Act from knowingly participating in certain transactions with our affiliates without the prior approval of the members of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the prohibition on transactions by BDCs with affiliates to prohibit “joint” transactions among entities that share a common investment adviser. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. Except in certain limited circumstances, we will be unable to invest in any issuer in which another client sponsored or managed by our investment adviser has previously invested. We and our investment adviser have submitted an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our Board of Directors determines that it would be advantageous for us to co-invest with other accounts managed by our investment adviser or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. However, there can be no assurance that we will obtain any such order.

As a BDC, the SEC will periodically examine us for compliance with the Investment Company Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company, to protect against larceny and embezzlement, covering each of our officers and employees, who may singly, or jointly with others, have access to our securities or funds. Furthermore, as a BDC, we are prohibited from protecting any director, officer, investment adviser or underwriter against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and our investment adviser are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures.

Compliance with the Sarbanes-Oxley Act

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. The Sarbanes-Oxley Act requires us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Compliance with Listing Requirements

We have applied to list our shares of common stock on the NYSE under the symbol “ .” As a listed company on the NYSE, we will be subject to various listing standards including corporate governance listing standards. We will monitor our compliance with all listing standards and will take actions necessary to ensure that we are in compliance therewith.

Compliance with the JOBS Act

We currently are, and following the completion of this offering expect to remain, an “emerging growth company,” as defined in the JOBS Act signed into law in April 2012 until the earliest of:

•	the last day of our fiscal year ending December 31, 2020;

•	the last day of the fiscal year in which our total annual gross revenues first exceed $1.0 billion;

•	the date on which we have, during the prior three-year period, issued more than $1.0 billion in non-convertible debt; or

•	the last day of a fiscal year in which we (1) have an aggregate worldwide market value of our common stock held by non-affiliates of $700 million or more (measured at the end of each fiscal year) as of the last business day of our most recently completed second fiscal quarter and (2) have been an Exchange Act reporting company for at least one year (and filed at least one annual report under the Exchange Act).

Under the JOBS Act, we are exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act, which would require that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected. See “Risk Factors—Risks Relating to Our Business and Structure—Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.”

In addition, Section 7(a)(2)(B) of the Securities Act and Section 13(a) of the Exchange Act, as amended by Section 102(b) of the JOBS Act, provide that an emerging growth company can take advantage of the extended transition period for complying with new or revised accounting standards. However, pursuant to Section 107 of the JOBS Act, we are choosing to “opt out” of such extended transition period, and as a result, we will comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. Our decision to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable.

Compliance with the Bank Holding Company Act

As a BHC and FHC, the activities of Group Inc. and its affiliates are subject to certain restrictions imposed by the BHCA and related regulations. BHCs and FHCs are subject to supervision and regulation by the Federal Reserve. Because Group Inc. may be deemed to “control” us within the meaning of the BHCA, restrictions under the BHCA could apply to us. Accordingly, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, including but not limited to the Federal Reserve, may restrict our investments, transactions and operations and may restrict the transactions and relationships between our investment adviser, Group Inc. and their affiliates, on the one hand, and us on the other hand. For example, the BHCA regulations applicable to Group Inc. and us may, among other things, restrict our ability to make certain investments or the size of certain investments, impose a maximum holding period on some or all of our investments and restrict our and our investment adviser’s ability to participate in the management and operations of the companies in which we invest. In addition, certain BHCA regulations may require aggregation of the positions owned, held or controlled by related entities. Thus, in certain circumstances, positions held by Group Inc. and its affiliates (including our investment adviser) for client and proprietary accounts may need to be aggregated with positions held by us. In this case, where BHCA regulations impose a cap on the amount of a position that may be held, Goldman Sachs may utilize available capacity to make investments for its proprietary accounts or for the accounts of other clients, which may require us to limit and/or liquidate certain investments. See “Potential Conflicts of Interest.” Additionally, Goldman Sachs may in the future, in its sole discretion and without notice to investors, engage in activities impacting us and/or our investment adviser in order to comply with the BHCA or other legal requirements applicable to, or reduce or eliminate the impact or applicability of any bank regulatory or other restrictions on, Goldman Sachs, us or other funds and accounts managed by our investment adviser and its affiliates. In addition, Goldman Sachs may cease in the future to qualify as a FHC, which may subject us to additional restrictions. Moreover, there can be no assurance that the bank regulatory requirements applicable to Goldman Sachs and us, or the interpretation thereof, will not change, or that any such change will not have a material adverse effect on us. See “Risk Factors—Risks Relating to Our Business and Structure—Our activities may be limited as a result of potentially being deemed to be controlled by a bank holding company.”

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to us and an investment in shares of our common stock. The discussion is based upon the Code, the regulations of the U.S. Department of Treasury promulgated thereunder, which we refer to as the “Treasury regulations,” the legislative history of the Code, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS” (including administrative interpretations and practices of the IRS expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers that requested and received those rulings) and judicial decisions, each as of the date of this prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought, and will not seek, any ruling from the IRS regarding any matter discussed in this summary, and this summary is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed below.

You should note that this summary does not purport to be a complete description of all the tax aspects affecting us or the beneficial owners of shares of our common stock, which we refer to as “stockholders.” For example, this summary does not describe all of the U.S. federal income tax consequences that may be relevant to certain types of stockholders subject to special treatment under the U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, partnerships or other pass-through entities and their owners, Non-U.S. stockholders (as defined below) engaged in a trade or business in the United States or entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, dealers in securities, traders in securities that elect to use a market-to-market method of accounting for securities holdings, pension plans and trusts and financial institutions. This summary assumes that our stockholders hold shares of our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not discuss any aspects of U.S. estate or gift taxation, U.S. state or local taxation or non-U.S. taxation. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invest in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. stockholder” is a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, including, for this purpose, the District of Columbia;

•	a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more “United States persons” (as defined in the Code) have the authority to control all substantive decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For purposes of this discussion, a “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder or a partnership (or an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.

If a partnership, or other entity or arrangement treated as a partnership for U.S. federal income tax purposes, holds shares of our common stock, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A stockholder that is a partnership holding shares of our common stock, and each partner in such a partnership, should consult his, her or its own tax adviser with respect to the tax consequences of the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to each stockholder of the ownership and disposition of shares of our common stock will depend on the facts of his, her or its particular situation. You should consult your own tax adviser regarding the specific tax consequences of the ownership and disposition of shares of our common stock to you, including tax reporting requirements, the applicability of U.S. federal, state and local tax laws and non-U.S. tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, commencing with our taxable year ended December 31, 2013. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. Rather, dividends we distribute generally will be taxable to our stockholders, and any net operating losses, foreign tax credits and other of our tax attributes generally will not pass through to our stockholders, subject to special rules for certain items such as net capital gains and qualified dividend income we recognize. See “—Taxation of U.S. Stockholders” and “— Taxation of Non-U.S. Stockholders” below.

To maintain our status as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to maintain our status as a RIC, we must timely distribute to our stockholders at least 90% of our investment company taxable income (determined without regard to the dividends paid deduction), which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, if any, for each taxable year (the “Annual Distribution Requirement”).

Taxation as a RIC

If we maintain our status as a RIC and satisfy the Annual Distribution Requirement, then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (generally, net long-term capital gain in excess of net short-term capital loss) that we timely distribute (or are deemed to timely distribute) to our stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We generally will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending October 31 in that calendar year and (3) any net ordinary income and capital gains in excess of capital losses recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We will not be subject to the U.S. federal excise tax on amounts on which we are required to pay U.S. federal income tax (such as retained net capital gains). Depending upon the level of taxable income earned in a year, we may choose to carry forward taxable income for distribution in the following year and pay the applicable U.S. federal excise tax.

In order to maintain our status as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify and have in effect an election to be treated as a BDC under the Investment Company Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code), or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in (a) the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (b) the securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

For U.S. federal income tax purposes, we will include in our taxable income certain amounts that we have not yet received in cash. For example, if we hold debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or are issued with warrants), we must include in our taxable income in each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether we receive cash representing such income in the same taxable year. We may also have to include in our taxable income other amounts that we have not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because such original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make distributions to our stockholders in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Avoidance Requirement, even though we will have not received any corresponding cash payments. Accordingly, to enable us to make distributions to our stockholders that will be sufficient to enable us to satisfy the Annual Distribution Requirement, we may need to sell some of our assets at times and/or at prices that we would not consider advantageous, we may need to raise additional equity or debt capital or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business). If we are unable to obtain cash from other sources to enable us to satisfy the Annual Distribution Requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes).

Because we expect to use debt financing, we may be prevented by financial covenants contained in our debt financing agreements from making distributions to our stockholders in certain circumstances. In addition, under the Investment Company Act, we are generally not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Limits on our distributions to our stockholders may prevent us from satisfying the Annual Distribution Requirement and, therefore, may jeopardize our status for taxation as a RIC, or subject us to the 4% U.S. federal excise tax.

Although we do not presently expect to do so, we may borrow funds and sell assets in order to make distributions to our stockholders that are sufficient for us to satisfy the Annual Distribution Requirement. However, our ability to dispose of assets may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. Alternatively, although we currently do not intend to do so, to satisfy the Annual Distribution Requirement, we may declare a taxable dividend payable in our stock or cash at the election of each stockholder. In such case, for U.S. federal income tax purposes, the amount of the dividend paid in our common stock generally will be equal to the amount of cash that could have been received instead of our stock. See “Taxation of Stockholders” below for a discussion of the tax consequences to stockholders upon receipt of such dividends.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our expenses in a given year exceed our investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to its stockholders. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such losses, and use them to offset future capital gains, indefinitely. As a result of these limits on the deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. In addition, if future capital gains are offset by carried forward capital losses, such future capital gains are not subject to any corporate-level U.S. federal income tax, regardless of whether they are distributed to our stockholders. Accordingly, we do not expect to distribute any such offsetting capital gains.

Distributions we make to our stockholders may be made from our cash assets or by liquidation of our investments, if necessary. We may recognize gains or losses from such liquidations. In the event we recognize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Failure to Qualify as a RIC

If we failed to satisfy the 90% Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, we might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code applied (which might, among other things, require us to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If we failed to qualify for treatment as a RIC and such relief provisions did not apply to us, we would be subject to U.S. federal income tax on all of our taxable income at regular corporate U.S. federal income tax rates (and we also would be subject to any applicable state and local taxes), regardless of whether we make any distributions to our stockholders. We would not be able to deduct distributions to our stockholders, nor would distributions to our stockholders be required to be made for U.S. federal income tax purposes. Any distributions we make generally would be taxable to our U.S. stockholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the 20% maximum rate applicable to individuals and other non-corporate U.S. stockholders, to the extent of our current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. stockholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain.

Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized during the 10-year period after our requalification as a RIC, unless we made a special election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of our requalification as a RIC. We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.

Our Investments — General

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that we will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.

Gain or loss recognized by us from warrants or other securities acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long we held a particular warrant or security.

A portfolio company in which we invest may face financial difficulties that require us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash income. Any such transaction could also result in our receiving assets that give rise to non-qualifying income for purposes of the 90% Income Test or otherwise would not count toward satisfying the Diversification Requirements.

Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if we distribute such income as a taxable dividend to our stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Our ability to make either election will depend on factors beyond our control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, we may be required to recognize in a year income in excess of any distributions we receive from PFICs and any proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Avoidance Requirement. See “—Taxation as a RIC” above.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Some of the income that we might otherwise earn, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment or income recognized from an equity investment in an operating partnership, may not satisfy the 90% Income Test. To manage the risk that such income might disqualify us as a RIC for failure to satisfy the 90% Income Test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be required to pay U.S. federal income tax on their earnings, which ultimately will reduce the yield to our stockholders on such fees and income.

The remainder of this discussion assumes that we qualify as a RIC for each taxable year.

Taxation of U.S. Stockholders

The following discussion only applies to U.S. stockholders. Prospective stockholders that are not U.S. stockholders should refer to “—Taxation of Non-U.S. Stockholders” below.

Distributions

Distributions by us (including distributions where stockholders can elect to receive cash or stock) generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or stock. To the extent that such distributions paid by us to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a reduced maximum U.S. federal income tax rate of 20%. In this regard, it is anticipated that our distributions generally will not be attributable to dividends received by us and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to U.S. stockholders as long-term capital gains (currently taxable at a maximum U.S. federal income tax rate of 20% in the case of non-corporate U.S. stockholders (including individuals)), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may decide to retain some or all of our net capital gain for reinvestment, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, (i) we will pay tax on the retained amount, (ii) each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder and (iii) the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained net capital gains at the regular corporate U.S. federal income tax rate, and because that rate is in excess of the maximum U.S. federal income tax rate currently payable by individuals (and other non-corporate U.S. stockholders) on long-term capital gains, the amount of tax that individuals (and other non-corporate U.S. stockholders) will be treated as having paid will exceed the tax they owe on the capital gain distribution. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds the U.S. stockholder’s U.S. federal income tax liability. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, under certain circumstances, we may elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, U.S. stockholders will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

Although we currently do not intend to do so, we have the ability to declare a large portion of a dividend in shares of our stock. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our U.S. stockholders generally will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend, even though most of the dividend was paid in shares of our stock. This may result in our U.S. stockholders having to pay tax on such dividends, even if no cash is received.

We expect to be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) as a result of either (i) shares of our common stock being held by at least 500 persons at all times during a taxable year or (ii) shares of our common stock being treated as regularly traded on an established securities market. However, we cannot assure you that we will be treated as a publicly offered regulated investment company for all years. If we are not treated as a publicly offered regulated investment company for any calendar year, for purposes of computing the taxable income of U.S. stockholders that are individuals, trusts or estates, (i) our earnings will be computed without taking into account such U.S. stockholders’ allocable shares of the management and incentive fees paid to our investment adviser and certain of our other expenses, (ii) each such U.S. stockholder will be treated as having received or accrued a dividend from us in the amount of such U.S. stockholder’s allocable share of these fees and expenses for the calendar year, (iii) each such U.S. stockholder will be treated as having paid or incurred such U.S. stockholder’s allocable share of these fees and expenses for the calendar year and (iv) each such U.S. stockholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. Miscellaneous itemized deductions generally are deductible by a U.S. stockholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 67 of the Code.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution, and the investor will be subject to tax on the distribution, even though economically it may represent a return of his, her or its investment. We have the potential to build up large amounts of unrealized gain which, when realized and distributed, could have the effect of a taxable return of capital to U.S. stockholders.

Our U.S. stockholders will receive, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions from us generally will be reported to the IRS (including the amount of any dividends that are Qualifying Dividends eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. stockholder’s particular situation.

Alternative Minimum Tax

As a RIC, we will be subject to alternative minimum tax, also referred to as “AMT,” but any items that are treated differently for AMT purposes must be apportioned between us and our U.S. stockholders, and this may affect the U.S. stockholders’ AMT liabilities. Although Treasury regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each U.S. stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

Dispositions

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year; otherwise, any such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, non-corporate U.S. stockholders (including individuals) currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in shares of our common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders (including individuals) with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder (including an individual) in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Medicare Tax on Net Investment Income

A U.S. stockholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (i) the U.S. stockholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. stockholder’s modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” will generally include taxable distributions and deemed distributions paid with respect to stock, including our common stock, and net gain attributable to the disposition of stock, including our common stock (in each case, unless such stock is held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain.

Tax Shelter Reporting Regulations

Under applicable Treasury regulations, if a U.S. stockholder recognizes a loss with respect to our common stock of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. stockholders should consult their own tax advisers to determine the applicability of these Treasury regulations in light of their individual circumstances.

Backup Withholding

The relevant withholding agent may be required to withhold U.S. federal income tax (“backup withholding”), at a current rate of 28%, from any taxable distribution to a U.S. stockholder (other than a corporation, a financial institution or a stockholder that otherwise qualifies for an exemption) (1) that fails to provide a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies the withholding agent that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax, and any amount withheld under the backup withholding rules is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Withholding and Information Reporting on Foreign Financial Accounts

Under the Code and recently issued Treasury regulations, the applicable withholding agent generally will be required to withhold 30% of any dividends on our common stock and, after December 31, 2016, 30% of the gross proceeds from a sale of our common stock paid to (i) a non-U.S. financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such non-U.S. financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial non-U.S. entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. We will not pay any additional amounts in respect of any amounts withheld.

Taxation of Non-U.S. Stockholders

The following discussion applies only to Non-U.S. stockholders. Whether an investment in shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that stockholder’s particular circumstances. An investment in shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences to such Non-U.S. stockholder. Non-U.S. stockholders should consult their own tax advisers before investing in our common stock.

Distributions; Dispositions

Subject to the discussion below, distributions of our investment company taxable income to a Non-U.S. stockholder that are not effectively connected with the Non-U.S. stockholder’s conduct of a trade or business within the United States will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current or accumulated earnings and profits.

For our taxable years beginning before January 1, 2015, certain properly designated dividends were generally exempt from withholding of U.S. federal income tax where they were paid in respect of our (i) “qualified net interest income” (generally, our U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we or the Non-U.S. stockholder are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year), and certain other requirements were satisfied. This provision expired on December 31, 2014 and, as a result, this exemption from withholding of U.S. federal income tax does not apply for any taxable year beginning on or after January 1, 2015. No assurance can be given that this provision will be reinstated and, if this provision is reinstated, the form or effective date of any such reinstatement.

In addition, even if this provision is reinstated, no assurance can be given as to whether any of our distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by us. In particular, under the provision that was in effect through December 31, 2014, the exemption did not apply to our distributions paid in respect of our non-U.S. source interest income or our dividend income (or any other type of income other than our non-contingent U.S.-source interest income received from unrelated obligors and our qualified short-term capital gains). In the case of our common stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we designated the payment as qualified net interest income or qualified short-term capital gain.

Distributions of our investment company taxable income to a Non-U.S. stockholder that are effectively connected with the Non-U.S. stockholder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder) generally will not be subject to withholding of U.S. federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions (to the extent of our current or accumulated earnings and profits) will be subject to U.S. federal income tax on a net basis at the rates and in the manner applicable to U.S. stockholders generally.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal income tax or any withholding of such tax, unless (a) the distributions or gains, as the case may be, are effectively connected with the Non-U.S. stockholder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder), in which case the distributions or gains will be subject to U.S. federal income tax on a net basis at the rates and in the manner applicable to U.S. stockholders generally, or (b) the Non-U.S. stockholder is an individual who has been present in the United States for 183 days or more during the taxable year and satisfies certain other conditions, in which case, except as otherwise provided by an applicable income tax treaty, the distributions or gains, which may be offset by certain U.S.-source capital losses, generally will be subject to a flat 30% U.S. federal income tax, even though the Non-U.S. stockholder is not considered a resident alien under the Code.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate Non-U.S. stockholder, both distributions (actual or deemed) and gains realized upon the sale of our common stock that are effectively connected with the Non-U.S. stockholder’s conduct of a trade or business within the United States may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty).

Although we currently do not intend to do so, we have the ability to declare a large portion of a dividend in shares of our stock. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our non-U.S. stockholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend (including the application of the withholding tax rules discussed above), even though most of the dividend was paid in shares of our stock. In such a circumstance, all or substantially all of the cash that would otherwise be distributed to a Non-U.S. stockholder may be withheld or shares of our stock may be withheld and sold to fund the applicable withholding.

Backup Withholding

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, will be subject to information reporting and may be subject to backup withholding of U.S. federal income tax on taxable distributions unless the Non-U.S. stockholder provides the applicable withholding agent with an IRS Form W-8BEN or W-8BEN-E or an acceptable substitute form or otherwise establishes an exemption from backup withholding.

Withholding and Information Reporting on Foreign Financial Accounts

Under the Code and recently issued Treasury regulations, the applicable withholding agent generally will be required to withhold 30% of the dividends on our common stock and, after December 31, 2016, 30% of the gross proceeds from a sale of our common stock paid to (i) a non-U.S. financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such non-U.S. financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial non-U.S. entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, Non-U.S. stockholders that are otherwise eligible for an exemption from, or a reduction in, withholding of U.S. federal income taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. We will not pay any additional amounts in respect of any amounts withheld.

Non-U.S. stockholders should consult their own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and non-U.S. tax consequences, of an investment in shares of our common stock.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

Our assets are held by State Street Bank and Trust Company pursuant to a custody agreement. The principal business address of State Street Bank and Trust Company is One Lincoln Street, Boston, Massachusetts 02111. Additionally, State Street Bank and Trust Company acts as our administrator. See “Management—Our Administrator.”

Goldman, Sachs & Co. currently serves as our transfer agent and dividend disbursing agent. Goldman, Sachs & Co. has retained State Street Bank and Trust Company as sub-transfer agent to assist in certain related functions. Fees of any sub-transfer agent will be paid out of the transfer agent and dividend disbursing agent fee noted above. The principal business address of Goldman, Sachs & Co. is 200 West Street, New York, New York 10282. Upon completion of our IPO, State Street Bank and Trust Company will serve as our transfer agent and dividend disbursing agent. The principal business address of State Street Bank and Trust Company is One Lincoln Street, Boston, Massachusetts 02111.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Since we will generally acquire and dispose of investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to us, our investment adviser and any other Accounts. Such brokerage or research services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

The Investment Management Agreement permits our investment adviser, subject to review by the Board of Directors from time to time, to purchase and sell portfolio securities to and from brokers who provide our investment adviser with access to supplemental investment and market research and security and economic analyses. Such brokers may execute brokerage transactions at a higher cost to us than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Brokerage and research services furnished by firms through which we effect our securities transactions may be used by our investment adviser in servicing other clients and not all of these services may be used by our investment adviser in connection with the client generating the brokerage credits. The fees received under the Investment Management Agreement are not reduced by reason of an investment adviser receiving such brokerage and research services.

Our portfolio transactions are generally effected at a net price without a broker’s commission (i.e., a dealer is dealing with us as principal and receives compensation equal to the spread between the dealer’s cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates. The Investment Management Agreement provides that our investment adviser, on occasions when it deems the purchase or sale of a security to be in the best interests of us as well as other customers, to aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased for us with those to be sold or purchased for other customers in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, will be made by our investment adviser in the manner it considers to be equitable. In some instances, this procedure may adversely affect the size and price of the position obtainable for us.

Subject to the above considerations, our investment adviser may use Group Inc. or another affiliate as our broker. In order for Group Inc. or another affiliate, acting as agent, to effect securities or futures transactions for us, the commissions, fees or other remuneration received by Group Inc. or another affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar services, securities or futures contracts. Furthermore, our Board of Directors, including a majority of our Independent Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law. The amount of brokerage commissions paid by us may vary substantially from year to year because of differences in portfolio turnover rates and other factors. See “Potential Conflicts of Interest—Brokerage Transactions.”

UNDERWRITING

Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs & Co. and Morgan Stanley & Co. LLC are acting as representatives of each of the underwriters named below for this offering. Subject to the terms and conditions set forth in a underwriting agreement among us, our investment adviser and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the number of shares of common stock set forth opposite its name below.

Underwriter	Number of Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Goldman, Sachs & Co.
Morgan Stanley & Co. LLC
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
Wells Fargo Securities, LLC

Total

Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the shares sold under the underwriting agreement if any of these shares are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the non-defaulting underwriters may be increased or the underwriting agreement may be terminated.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officers’ certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The representatives have advised us that the underwriters propose initially to offer the underwritten shares to the public at the public offering price set forth on the cover page of this prospectus and to dealers at that price less a concession not in excess of $ per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $ per share to other dealers. After the initial offering, the public offering price, concession or any other term of the offering may be changed.

The following table shows the public offering price, underwriting discount and proceeds before expenses to us. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option to purchase additional shares.

	Per Share	Without Option	With Option
Public offering price	$	$	$
Underwriting discount and commissions	$	$	$
Proceeds, before expenses, to Goldman Sachs BDC, Inc.	$	$	$

The expenses of the offering, not including the underwriting discount, but including up to $             in reimbursement of certain underwriters’ counsel fees in connection with the review of the terms of this offering by the Financial Industry Regulatory Authority, Inc., are estimated at approximately $             and are payable by us.

Over-allotment Option

We have granted an over-allotment option to the underwriters, exercisable for 30 days from the date of this prospectus, to purchase up to         additional shares at the public offering price, less the underwriting discount. solely to cover over-allotments, if any. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

No Sales of Similar Securities

We, our executive officers and directors and Group Inc. have agreed not to sell or transfer any common stock or securities convertible into, exchangeable for, exercisable for or repayable with common stock, for         days after the date of this prospectus without first obtaining the written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC. Specifically, we and these other persons have agreed, with certain limited exceptions, not to directly or indirectly:

•	offer, pledge, sell or contract to sell any common stock;

•	sell any option or contract to purchase any common stock;

•	purchase any option or contract to sell any common stock;

•	grant any option, right or warrant for the sale of any common stock;

•	lend or otherwise dispose of or transfer any common stock;

•	request or demand that we file a registration statement related to the common stock; or

•	enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any common stock, whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise.

Listing

We have applied to have our common stock listed on the NYSE under the symbol “ .”

Determination of the Initial Public Offering Price

Before this offering, there has been no public market for our common stock. The initial public offering price will be determined through negotiations between us and the representatives of the underwriters. In addition to prevailing market conditions, the factors to be considered in determining the initial public offering price are:

•	the information included in this prospectus and otherwise available to the representatives,

•	the valuation multiples of publicly traded companies that the representatives believe to be comparable to us,

•	our financial information,

•	the history of, and the prospects for, our company and the industry in which we compete,

•	an assessment of our management, its past and present operations, and the prospects for, and timing of, our future revenues,

•	the present state of our development,

•	the general condition of the securities markets at the time of the offering,

•	the above factors in relation to market values and various valuation measures of other companies engaged in activities similar to ours, and

•	other factors deemed relevant by us and the representatives.

An active trading market for the shares may not develop. It is also possible that after the offering the shares will not trade in the public market at or above the initial public offering price.

The underwriters do not expect to sell more than 5% of the shares in the aggregate to accounts over which they exercise discretionary authority.

Price Stabilization, Short Positions and Penalty Bids

In order to facilitate the offering of our common stock, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of our common stock. Specifically, the underwriters may sell more shares than they are obligated to purchase under the underwriting agreement, creating a short position in our common stock for their own account. A short sale is covered if the short position is no greater than the number of shares available for purchase by the underwriters under the over-allotment option. The underwriters can close out a covered short sale by exercising the over-allotment option or purchasing shares in the open market. In determining the source of shares to close out a covered short sale, the underwriters will consider, among other things, the open market price of shares compared to the price available under the over-allotment option. The underwriters may also sell shares in excess of the over-allotment option, creating a naked short position. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of our common stock in the open market after pricing that could adversely affect investors who purchase in the offering. In addition, in order to cover any over-allotments or to stabilize the price of our common stock, the underwriters may bid for, and purchase, shares of our common stock in the open market. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an underwriter or a dealer for distributing our common stock in the offering, if the syndicate repurchases previously distributed shares of our common stock to cover syndicate short positions or to stabilize the price of the common stock. Any of these activities may stabilize or maintain the market price of our common stock above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Electronic Offer, Sale and Distribution of Shares

In connection with the offering, certain of the underwriters or securities dealers may distribute prospectuses by electronic means, such as e-mail. In addition,             may facilitate Internet distribution for this offering to certain of its Internet subscription customers.             may allocate a limited number of shares for sale to its online brokerage customers. An electronic prospectus is available on the Internet web sites maintained by             . Other than the prospectus in electronic format, the information on the fill web sites are not part of this prospectus.

Other Relationships

Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us, our affiliates or our portfolio companies. They have received, or may in the future receive, customary fees and commissions for these transactions.

In addition, in the ordinary course of their business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities)

and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

Merrill Lynch, Pierce, Fenner & Smith Incorporated is a joint lead arranger under our Revolving Credit Facility and an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated is the syndication agent under our Revolving Credit Facility. Additionally, Goldman, Sachs & Co. served as our placement agent in our prior private placements of shares of our common stock and will serve as our transfer agent and dividend disbursing agent until the completion of this offering.

Proceeds of this offering will be used to repay outstanding indebtedness under the Revolving Credit Facility. Affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC are lenders under the Revolving Credit Facility. As a result of this application of proceeds, affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC will benefit from the repayment of debt under the Revolving Credit Facility and may receive more than 5% of the proceeds of this offering, subject to re-borrowing by us at any time to make long-term investments. Furthermore, Group, Inc. controls Goldman, Sachs & Co., a participating underwriter in this offering, and Group, Inc. and other affiliates of Goldman, Sachs & Co. will be deemed to receive in excess of 5% of the proceeds of this offering.

             is acting as the agent for Group Inc. for the 10b5-1 Plan, under which            , as agent for Group Inc., will buy up to the lesser of $25 million in the aggregate of our common stock or such amount that would not bring Group Inc.’s ownership of our common stock over 19.9%. Any such purchases under the 10b5-1 Plan will occur during the period beginning after four full calendar weeks after the closing of this offering and ending on the earlier of the date on which all the capital committed to the plan has been exhausted or one year after the closing of this offering, subject to certain conditions. See “Related Party Transactions and Certain Relationships.”

Notice to Prospective Investors in the Dubai International Financial Centre

This prospectus relates to an Exempt Offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority (“DFSA”). This prospectus is intended for distribution only to persons of a type specified in the Offered Securities Rules of the DFSA. It must not be delivered to, or relied on by, any other person. The DFSA has no responsibility for reviewing or verifying any documents in connection with Exempt Offers. The DFSA has not approved this prospectus nor taken steps to verify the information set forth herein and has no responsibility for the prospectus. The shares to which this prospectus relates may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the shares offered should conduct their own due diligence on the shares. If you do not understand the contents of this prospectus you should consult an authorized financial advisor.

Notice to Prospective Investors in Australia

No placement document, prospectus, product disclosure statement or other disclosure document has been lodged with the Australian Securities and Investments Commission (“ASIC”), in relation to the offering. This prospectus does not constitute a prospectus, product disclosure statement or other disclosure document under the Corporations Act 2001 (the “Corporations Act”), and does not purport to include the information required for a prospectus, product disclosure statement or other disclosure document under the Corporations Act.

Any offer in Australia of the shares may only be made to persons (the “Exempt Investors”) who are “sophisticated investors” (within the meaning of section 708(8) of the Corporations Act), “professional investors” (within the meaning of section 708(11) of the Corporations Act), or otherwise pursuant to one or more exemptions contained in section 708 of the Corporations Act so that it is lawful to offer the shares without disclosure to investors under Chapter 6D of the Corporations Act.

The shares applied for by Exempt Investors in Australia must not be offered for sale in Australia in the period of twelve months after the date of allotment under the offering, except in circumstances where disclosure to investors under Chapter 6D of the Corporations Act would not be required pursuant to an exemption under section 708 of the Corporations Act or otherwise or where the offer is pursuant to a disclosure document which complies with Chapter 6D of the Corporations Act. Any person acquiring shares must observe such Australian on-sale restrictions.

This prospectus contains general information only and does not take account of the investment objectives, financial situation or particular needs of any particular person. It does not contain any securities recommendations or financial product advice. Before making an investment decision, investors need to consider whether the information in this prospectus is appropriate to their needs, objectives and circumstances, and, if necessary, seek expert advice on those matters.

Notice to Prospective Investors in Hong Kong

The securities have not been offered or sold and will not be offered or sold in Hong Kong, by means of any document, other than (a) to “professional investors” as defined in the Securities and Futures Ordinance (Cap. 571) of Hong Kong and any rules made under that Ordinance; or (b) in other circumstances which do not result in the document being a “prospectus” as defined in the Companies Ordinance (Cap. 32) of Hong Kong or which do not constitute an offer to the public within the meaning of that Ordinance. No advertisement, invitation or document relating to the securities has been or may be issued or has been or may be in the possession of any person for the purposes of issue, whether in Hong Kong or elsewhere, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to securities which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” as defined in the Securities and Futures Ordinance and any rules made under that Ordinance.

Principal Business Address

The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, New York 10026. The principal business address of Goldman, Sachs & Co. is 200 West Street, New York, New York 10282. The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for Goldman Sachs BDC, Inc. by             . Certain legal matters in connection with the offering will be passed upon for the underwriters by             .

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of December 31, 2013 and 2012 and for the year ended December 31, 2013 and for the period from November 15, 2012 (commencement of operations) through December 31, 2012, included herein, have so been included in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090 or (800) SEC-0330. We maintain a website at             and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. In the interim, you may obtain such information by contacting us, in writing at:             , or by telephone at             . The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

INDEX TO FINANCIAL STATEMENTS

Audited Financial Statements

Report of Independent Registered Public Accounting Firm	F-2

Statements of Assets and Liabilities as of December 31, 2013 and December 31, 2012	F-3

Statements of Operations for the year ended December 31, 2013 and for the period from November 15, 2012 (commencement of operations) to December 31, 2012	F-4

Statements of Changes in Net Assets for the year ended December 31, 2013 and for the period from November 15, 2012 (commencement of operations) to December 31, 2012	F-5

Statements of Cash Flows for the year ended December 31, 2013 and for the period from November 15, 2012 (commencement of operations) to December 31, 2012	F-6

Schedules of Investments as of December 31, 2013 and December 31, 2012	F-7

Notes to Financial Statements	F-10

Interim Unaudited Financial Statements

Statements of Assets and Liabilities as of September 30, 2014 (Unaudited) and December 31, 2013	F-25

Statements of Operations for the three and nine months ended September 30, 2014 (Unaudited) and September, 2013 (Unaudited)	F-26

Statements of Changes in Net Assets for the nine months ended September 30, 2014 (Unaudited) and September, 2013 (Unaudited)	F-27

Statements of Cash Flows for the nine months ended September 30, 2014 (Unaudited) and September 30, 2013 (Unaudited)	F-28

Schedules of Investments as of September 30, 2014 (Unaudited) and December 31, 2013	F-29

Notes to Financial Statements (Unaudited)	F-34

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Goldman Sachs BDC, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows present fairly, in all material respects, the financial position of Goldman Sachs BDC, Inc. (the “Company”) at December 31, 2013 and 2012, and the results of its operations, its changes in net assets and its cash flows for the year ended December 31, 2013 and for the period from November 15, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

March 26, 2014

GOLDMAN SACHS BDC, INC.

Statements of Assets and Liabilities

	December 31, 2013	December 31, 2012
Assets
Investments, at fair value (cost of $492,545,803 and $48,917,923, respectively)	$493,417,298	$49,964,820
Investments in affiliated money market fund (cost of $120,518,281 and $0, respectively)	120,518,281	—

Total investments, at fair value (cost of $613,064,084 and $48,917,923, respectively)	613,935,579	49,964,820
Cash	7,411,045	1,536,351
Interest and dividends receivable	3,641,962	267,636
Deferred financing costs	3,721,791	—
Deferred offering costs	732,009	—
Receivable from Investment Adviser	780,041	—

Total assets	$630,222,427	$51,768,807

Liabilities
Payable for investments purchased	$4,925,500	$—
Common stock repurchased	4,994,195	—
Dividend payable	7,068,608	—
Management fees payable	2,660,101	71,042
Incentive fees payable	—	209,379
Transfer agent fees payable	2,999	—
Directors’ fees payable	114,270	—
Interest and credit facility expense payable	417,392	—
Accrued organization and offering costs	1,359,592	—
Accrued expenses and other liabilities	895,117	65,834

Total liabilities	22,437,774	346,255

Commitments (Note 5)
Net Assets
Common Stock, par value $0.001 per share (200,000,000 shares authorized, 30,390,114 shares issued and outstanding at December 31, 2013; no shares were authorized or outstanding as of December 31, 2012)	$30,390	$—
Paid-in capital in excess of par	608,152,396	—
Contributed capital	—	50,911,975
Accumulated net realized gain (loss)	142,298	—
Accumulated undistributed net investment income (loss)	9,633	(184,345)
Net unrealized appreciation (depreciation) on investments	871,495	1,046,897
Allocated income tax expense	(1,421,559)	(351,975)

TOTAL NET ASSETS	607,784,653	51,422,552

TOTAL LIABILITIES AND NET ASSETS	$630,222,427	$51,768,807

Net asset value per share	$20.00	$19.37

See notes to financial statements.

GOLDMAN SACHS BDC, INC.

Statements of Operations

	For the year ended December 31, 2013	For the period from November 15, 2012 (commencement of operations) through December 31, 2012
Investment income:
Interest	$22,812,733	$161,830
Dividend income from affiliated investment	18,201	80
Other income	4,047	—

Total Investment Income	$22,834,981	$161,910

Expenses:
Management fees	$3,586,397	$71,042
Incentive fee	340,192	209,379
Administration and custodian fees	467,743	19,167
Directors’ fees	443,924	—
Transfer agent fees	8,999	—
Professional fees	1,054,821	40,000
Interest and credit facility expense	658,053	—
Organization expense	576,458	—
Other expenses	329,118	6,667

Total expenses	$7,465,705	$346,255

Expense reimbursement from Investment Adviser	$(566,597)	$—

Net expenses	$6,899,108	$346,255

NET INVESTMENT INCOME (LOSS)	$15,935,873	$(184,345)

Net realized and unrealized gains (losses) on investment transactions:
Net realized gain (loss) on investments	$3,293,364	$—
Net change in unrealized appreciation (depreciation) on investments	(175,402)	1,046,897

Net realized and unrealized gains (losses)	$3,117,962	$1,046,897

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS BEFORE TAX	$19,053,835	$862,552

Income tax expense	$(1,069,584)	$(351,975)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS AFTER TAX	$17,984,251	$510,577

Net investment income (loss) per share (basic and diluted):	$0.67	$(0.09)
Earnings per share (basic and diluted):	$0.76	$0.26
Weighted average shares outstanding:	23,819,077	1,968,388

See notes to financial statements.

GOLDMAN SACHS BDC, INC.

Statements of Changes in Net Assets

	For the year ended December 31, 2013	For the period from November 15, 2012 (commencement of operations) through December 31, 2012
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$15,935,873	$(184,345)
Net realized gain (loss) on investments	3,293,364	—
Net change in unrealized appreciation (depreciation) on investments	(175,402)	1,046,897
Income tax expense	(1,069,584)	(351,975)

Net increase (decrease) in net assets resulting from operations	$17,984,251	$510,577

Dividends to shareholders from:
Net investment income	$(14,919,060)	$—
Net realized gain	(398,318)	—

Total dividends to shareholders	$(15,317,378)	$—

Capital transactions:
Issuance of common stock (30,639,824 shares)	505,428,208	—
Offering costs	(1,250,000)	—
Contributions	53,441,631	50,560,000
Deemed contribution for income tax expense	1,069,584	351,975
Repurchase of common stock	(4,994,195)	—

Net increase (decrease) in net assets resulting from capital transactions	$553,695,228	$50,911,975

TOTAL INCREASE (DECREASE) IN NET ASSETS	$556,362,101	$51,422,552

Net assets at beginning of period	51,422,552	—

Net assets at end of period	$607,784,653	$51,422,552

Accumulated undistributed net investment income (loss)	$9,633	$(184,345)

Dividend declared per share:	$0.50	$—

See notes to financial statements.

GOLDMAN SACHS BDC, INC.

Statements of Cash Flows

	Year Ended December 31, 2013	For the period from November 15, 2012 (commencement) through December 31, 2012
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$17,984,251	$510,577
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchase of investments	(476,384,195)	(48,900,125)
Investments in affiliated money market fund	(120,518,281)	—
Payable for investments purchased	4,925,500	—
Proceeds from sales of investments and principal repayments	36,557,780	—
Net realized (gain) loss on investments	(3,293,364)	—
Net change in unrealized (appreciation) depreciation on investments	175,402	(1,046,897)
Amortization of premium and accretion of discount, net	(508,101)	(17,798)
Amortization of deferred financing costs	289,720	—
Income tax expense	1,069,584	351,975
Increase (decrease) in operating assets and liabilities:
Increase in interest and dividends receivable	(3,374,326)	(267,636)
Increase in receivable from Investment Adviser for organization cost	(566,597)	—
Increase in management fees payable	2,589,059	71,042
Increase (decrease) in incentive fees payable	(209,379)	209,379
Increase in directors’ fees payable	114,270	—
Increase in interest expense payable	329,376	—
Increase in accrued organization costs	497,475	—
Increase in accrued expenses and other liabilities	832,282	65,834

Net cash used for operating activities	$(539,489,544)	$(49,023,649)

Cash flows from financing activities
Issuance of common stock	$505,428,208	$—
Contributions	53,441,631	50,560,000
Distributions paid	(8,248,770)	—
Offering costs paid	(1,333,336)	—
Financing costs paid	(3,923,495)	—

Net cash provided by financing activities	$545,364,238	$50,560,000

Net increase in cash	$5,874,694	$1,536,351

Cash, beginning of period	$1,536,351	$—

Cash, end of period	$7,411,045	$1,536,351

Non-cash financing activities
Deemed contribution for income tax expense	$1,069,584	$351,975
Accrued but unpaid deferred financing costs	$88,016	$—
Accrued but unpaid offering costs	$862,116	$—

See notes to financial statements.

GOLDMAN SACHS BDC, INC.

Schedule of Investments

December 31, 2013

Portfolio Company	Industry	Interest	Maturity	Par Amount	Cost	Fair Value
Investments at Fair Value – 81.18%*
Corporate Debt – 81.18%
1st Lien/Senior Secured Debt – 34.53%
Artesyn Escrow, Inc.(1)	Electronic Equipment, Instruments & Components	9.75%	10/15/2020	$20,000,000	$20,000,000	$21,100,000
Bolttech Mannings, Inc.(2)	Commercial Services & Supplies	L+7.75% (1.00% Floor)	12/21/2018	—	—	—
Bolttech Mannings, Inc.(3)	Commercial Services & Supplies	L+8.96% (1.00% Floor)	12/21/2018	33,000,000	32,242,837	32,241,000
Convergeone Holdings Corp.	Communications Equipment	L+8.00% (1.25% Floor)	05/08/2019	28,121,429	27,734,725	27,699,607
Dispensing Dynamics International	Building Products	12.50%	01/01/2018	15,000,000	15,367,086	16,087,500
Fairpoint Communications, Inc.	Integrated Telecommunication Services	L+6.25% (1.25% Floor)	02/14/2019	19,949,749	19,585,775	20,593,128
Infinity Sales Group	Media	L+10.50% (1.00% Floor)	11/21/2018	50,000,000	49,020,522	49,000,000
Iracore International Holdings, Inc.(1)	Energy Equipment & Services	9.50%	06/01/2018	10,000,000	10,000,000	10,500,000
Liquidnet Holdings, Inc.	Capital Markets	L+8.00% (1.25% Floor)	05/08/2017	24,062,500	23,934,427	23,701,562
Molycorp, Inc.(4)	Diversified Metals & Mining	10.00%	06/01/2020	9,061,000	8,812,710	8,947,738

Total 1st Lien/Senior Secured Debt					206,698,082	209,870,535
2nd Lien/Senior Secured Debt – 42.10%
Affordable Care, Inc.	Health Care Providers & Services	L+9.25% (1.25% Floor)	12/26/2019	21,500,000	21,695,819	21,500,000
Answers Corp.	Internet Software & Services	L+10.00% (1.00% Floor)	06/19/2020	20,000,000	19,600,740	19,600,000
EZE Software Group LLC.	Software	L+7.25% (1.25% Floor)	04/05/2021	2,000,000	2,032,772	2,030,000
Global Tel Link Corp.	Diversified Telecommunication Services	L+7.75% (1.25% Floor)	11/23/2020	28,000,000	27,469,577	26,320,000
Highwinds Capital, Inc.	Internet Software & Services	L+12.25% (1.25% Floor)	01/29/2019	55,000,000	54,223,247	54,175,000
Hutchinson Technology, Inc.	Electronic Equipment, Instruments & Components	10.88%	01/15/2017	12,200,000	11,692,151	11,986,500
Learfield Communications, Inc.	Media	L+7.75% (1.00% Floor)	10/09/2021	2,000,000	1,980,306	2,040,000
Orchard Brands Corp.	Internet and Catalog Retail	L+10.00% (1.50% Floor)	06/20/2019	40,000,000	39,005,581	39,000,000
P2 Upstream Acqusition Co.	Software	L+8.00% (1.00% Floor)	04/30/2021	10,000,000	9,901,845	10,150,000
Reddy Ice Group, Inc.	Food Products	L+9.50% (1.25% Floor)	10/01/2019	10,000,000	9,810,717	9,650,000
Securus Technologies, Inc.(5)	Diversified Telecommunication Services	L+7.75% (1.25% Floor)	04/30/2021	20,000,000	19,784,342	19,812,600
TriNet Group, Inc.	Diversified Financial Services	L+7.75% (1.00% Floor)	02/20/2021	21,000,000	20,588,100	21,105,000
Washington Inventory Services	Commercial Services &Supplies	L+9.00% (1.25% Floor)	06/20/2019	18,200,000	18,536,490	18,518,500

Total 2nd Lien/Senior Secured Debt					256,321,687	255,887,600
Unsecured Debt – Fixed – 1.17%
Goodrich Petroleum Corp.(4)	Oil, Gas & Consumable Fuels	8.88%	03/15/2019	2,545,000	2,618,950	2,653,163
Lone Pine Resources Inc.(4) (6)	Oil, Gas & Consumable Fuels	10.38%	02/15/2017	7,800,000	6,907,084	4,446,000

Total Unsecured Debt – Fixed					9,526,034	7,099,163
Preferred Stock– 3.38%
Crowley Holdings Preferred LLC	Marine	12% (includes 2% PIK)		20,000	20,000,000	20,560,000

Total Preferred Stock					20,000,000	20,560,000

Total Investments at Fair Value					$492,545,803	$493,417,298

See notes to financial statements.

GOLDMAN SACHS BDC, INC.

	Shares	Cost	Fair Value
Investments in Affiliated Money Market Fund – 19.83%*
Goldman Sachs Financial Square Government Fund, 0.01%(7)	120,518,281	$120,518,281	$120,518,281

Total Investments in Affiliated Money Market Fund		$120,518,281	$120,518,281

TOTAL INVESTMENTS – 101.01%		$613,064,084	$613,935,579

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.01%)			$(6,150,926)

NET ASSETS – 100.00%			$607,784,653

*	Percentages are based on net assets
(1)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At December 31, 2013, the aggregate fair value of these securities is $31,600,000 or 5.20% of the Company’s net assets.
(2)	Unfunded loan commitments. See Note 5 “Commitments”.
(3)	Loan is structured as a Last Out First Lien, and reflects the yield on the date presented.
(4)	The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The company may not acquire any non-qualifying asset unless, at the time of acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(5)	Position or portion thereof unsettled as of December 31, 2013.
(6)	Investment is currently in default and/or non-income producing.
(7)	The rate shown is the annualized seven-day yield as of December 31, 2013.

L     – LIBOR

PIK – Payment-In-Kind

See notes to financial statements.

GOLDMAN SACHS BDC, INC.

Schedule of Investments (continued)

December 31, 2012

Portfolio Company	Industry	Interest	Maturity	Par Amount	Cost	Fair Value
Investments, at Fair Value – 97.17%*
Corporate Debt – 97.17%
1st Lien/Senior Secured Debt – 37.14%
Dispensing Dynamics International	Building Products	12.50%	01/01/2018	$15,000,000	$14,700,000	$14,700,000
Molycorp, Inc.(1)	Diversified Metals & Mining	10.00%	06/01/2020	4,780,000	3,932,686	4,397,600

Total 1st Lien/Senior Secured Debt					18,632,686	19,097,600
2nd Lien/Senior Secured Debt – 46.55%
Affordable Care, Inc.	Health Care Providers & Services	L+9.25% (1.25% Floor)	12/26/2019	13,000,000	12,741,699	12,935,000
Washington Inventory Services (WIS)	Commercial Services & Supplies	L+9.00% (1.25% Floor)	06/20/2019	11,000,000	10,835,279	11,000,000

Total 2nd Lien/Senior Secured Debt					23,576,978	23,935,000
Unsecured Debt – Fixed – 13.48%
Goodrich Petroleum Corp.(1)	Oil, Gas & Consumable Fuels	8.88%	03/15/2019	4,500,000	4,111,107	4,320,000
Goodrich Petroleum Corp.(1)	Oil, Gas & Consumable Fuels	5.00%	10/01/2029	800,000	734,210	752,220
Lone Pine Resources Inc.(1)	Oil, Gas & Consumable Fuels	10.38%	02/15/2017	2,000,000	1,862,942	1,860,000

Total Unsecured Debt – Fixed					6,708,259	6,932,220

Total Investments, at Fair Value					$48,917,923	$49,964,820

				Shares	Cost	Fair Value
Investments in Affiliated Money Market Fund – 0.97%*(3)
Goldman Sachs Financial Square Government Fund, 0.02%(2)				500,080	$500,080	$500,080

Total Investments in Affiliated Money Market Fund					$500,080	$500,080

TOTAL INVESTMENTS – 98.14%					$49,418,003	$50,464,900

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.86%						$957,652

NET ASSETS – 100.00%						$51,422,552

*	Percentages are based on net assets
(1)	The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The company may not acquire any non-qualifying asset unless, at the time of acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(2)	The rate shown is the annualized seven-day yield as of December 31, 2012.
(3)	Investments in Affiliated Money Market Fund were included in cash at December 31, 2012.

L     – LIBOR

See notes to financial statements.

GOLDMAN SACHS BDC, INC.

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

Goldman Sachs BDC, Inc. (the “Company”) was initially established as Goldman Sachs Liberty Harbor Capital, LLC, a single member Delaware limited liability company (“SMLLC”) on September 26, 2012 and commenced operations on November 15, 2012, with Goldman Sachs Group, Inc. (“Group Inc.”) as its sole member. On March 29, 2013, the Company elected to be treated as a business development company under the Investment Company Act of 1940 (the “Investment Company Act”). Effective April 1, 2013, the Company converted from a SMLLC to a Corporation (the “Conversion”).

In connection with the Conversion, all membership units were converted to common shares at a ratio of 5.38 common shares to 1 unit. Accordingly, earnings and other per unit data in the accompanying financial statements and related notes give retroactive effect to the Conversion.

The Company’s investment objective is to generate current income, and to a lesser extent, capital appreciation through investments in secured debt, including first and second lien debt, unsecured debt, including mezzanine debt and, to a lesser extent, in equities.

Goldman Sachs Asset Management, L.P. (“GSAM”), a Delaware limited partnership and an affiliate of Goldman Sachs & Co. (“Goldman Sachs”), is the investment adviser (the “Investment Adviser”) of the Company.

On March 29, 2013, we filed a registration statement on Form N-2 (File No. 333-187642) with the Securities and Exchange Commission (“SEC”) (which has been subsequently amended) related to an initial public offering of the Company’s common stock. The timing of the Company’s initial public offering is uncertain. The SEC has not declared this registration statement effective and securities may not be sold, nor may offers to buy the securities be accepted, prior to the time this registration statement becomes effective.

2. SIGNIFICANT ACCOUNTING POLICIES

A. Basis of Presentation — The Company’s functional currency is United States dollars and these financial statements have been prepared in that currency. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to Regulation S-X. This requires the Investment Adviser to make certain estimates and assumptions that may affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from the estimates and assumptions included in the financial statements.

B. Revenue Recognition — The Company records its investment transactions on a trade date basis. Realized gains and losses are based on the specific identification method. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discount and premiums to par value on investments purchased are accreted/amortized into interest income over the life of the respective investment using the effective interest method. Dividend income is recorded on the ex-dividend date and is adjusted to the extent that the Company does not expect to collect such amounts. Interest and dividend income are presented net of withholding tax, if any.

Some loans and other investments, including certain preferred equity investments, may have contractual paid-in-kind (“PIK”) interest or dividends. PIK represents contractual accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income.

Loan origination fees, original issue discount and market discounts or premiums are capitalized and amortized into interest income using the effective interest method. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income. Structuring fees are recorded as other income when earned.

Administrative agent fees received by the Company are recorded as other income when the services are rendered.

C. Non-Accrual Loans — Loans or debt securities are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest generally is reversed when a loan or debt security is placed on non-accrual status. Interest payments received on non-accrual loans or debt securities may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans and debt securities are restored to accrual status when past due principal and

GOLDMAN SACHS BDC, INC.

Notes to Financial Statements (continued)

December 31, 2013

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

interest is paid and, in management’s judgment, are likely to remain current. The Company may make exceptions to this treatment if the loan has sufficient collateral value and is in the process of collection.

D. Investments — The Company carries its investments at fair value. Fair value is generally based on quoted market prices provided by independent pricing services, broker or dealer quotations, or alternative price sources. In the absence of quoted market prices, broker or dealer quotations, or alternative price sources, investments are measured at fair value as determined by the Board of Directors.

Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material. See Note 6 “Fair Value Measurement”.

The Company expects it will generally invest in illiquid securities, including debt and equity investments, of middle-market companies. The Board of Directors has delegated to the Investment Adviser day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Company’s portfolio investments. Under valuation procedures adopted by the Board of Directors, market quotations are generally used to assess the value of the investments for which market quotations are readily available. The Investment Adviser obtains these market quotations from independent pricing services or at the bid prices obtained from at least two brokers or dealers, if available; otherwise from a principal market maker or a primary market dealer. To assess the continuing appropriateness of pricing sources and methodologies, the Investment Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. If the Board of Directors or Investment Adviser has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments in accordance with valuation procedures for investments for which market quotations are not readily available.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, the valuation procedures adopted by the Board of Directors contemplates a multi-step valuation process each quarter, as described below:

(1)	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

(2)	The Board of Directors also engages independent valuation firms (the “Independent Valuation Advisers”) to provide independent valuations of the investments for which market quotations are not readily available, or are readily available but deemed not reflective of the fair value of an investment. The Independent Valuation Advisers independently value such investments using quantitative and qualitative information provided by the investment professionals of the Investment Adviser as well as any market quotations obtained from independent pricing services, brokers, dealers or market dealers. The Independent Valuation Advisers also provide analyses to support their valuation methodology and calculations. The Independent Valuation Advisers provide an opinion on a final range of values on such investments to the Board of Directors or the Audit Committee. The Independent Valuation Advisers define fair value in accordance with ASC 820 and utilize valuation techniques including the market approach, the income approach, or both. A portion of the portfolio will be reviewed on a quarterly basis, and all investments in the portfolio for which market quotations are not readily available, or are readily available, but deemed not reflective of the fair value of an investment will be reviewed at least annually by the Independent Valuation Advisers;

(3)	The Independent Valuation Advisers’ preliminary valuations are reviewed by the Investment Adviser and the Valuation Oversight Group (“VOG”), a team within the Finance Division of Goldman Sachs. The Independent Valuation Advisers’ valuation ranges are compared to the Investment Adviser’s valuations to ensure the Investment Adviser’s valuations are reasonable. VOG presents the valuations to the Private Investment Sub-Committee of the GSAM Valuation Committee, which is comprised of representatives from GSAM who are independent of the investment making decision process;

(4)	The GSAM Valuation Committee ratifies fair valuations and makes recommendations to the Audit Committee of the Board of Directors;

GOLDMAN SACHS BDC, INC.

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

(5)	The Audit Committee of the Board of Directors reviews valuation information provided by the GSAM Valuation Committee, the Investment Adviser and the Independent Valuation Advisers. The Audit Committee then assesses and supplements, as it deems appropriate, such valuation recommendations; and

(6)	The Board of Directors discusses the valuations and determines the fair value of each of the investments in good faith, based on the inputs of the Investment Adviser, the Independent Valuation Advisers and the Audit Committee.

Accounting Standards Codification (“ASC”) 820, Fair Value Measurements (“ASC 820”), issued by the Financial Accounting Standards Board (“FASB”), defines fair value, establishes a framework for measuring fair value and requires disclosures about fair value measurements. See Note 6 “Fair Value Measurement”.

E. Money Market Funds — As of December 31, 2012, included in cash is an investment in an affiliated money market fund of $500,080. As of December 31, 2013, this investment is separately presented as Investments in affiliated money market fund. Money market investments are valued at amortized cost, which approximates fair value. See Note 9 “Significant Agreements and Related Parties”.

F. Cash — Cash consists of deposits held at a bank and a custodian bank. As of December 31, 2013 and December 31, 2012, the Company held deposits of $0 and $425,000, respectively, at a bank, and $7,411,045 and $611,271, respectively, at a custodian bank.

G. Foreign Currency Translation — Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on the transaction dates.

The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain or loss from investments.

H. Income Taxes — The Company recognizes tax positions in its financial statements only when it is more likely than not that the position will be sustained upon examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized upon settlement. The Company reports any interest expense related to income tax matters in income tax expense, and any income tax penalties under expenses in the statement of operations.

The Investment Adviser has reviewed the Company’s tax positions, based on statutes of limitation for tax assessments which may vary by jurisdiction, if applicable, and has concluded that no additional provision for income tax is required in the Company’s financial statements. The Company is subject to potential examination by certain taxing authorities in various jurisdictions. The potential tax liability is also subject to ongoing interpretation of laws and regulations by taxing authorities.

Prior to the Conversion, the Company was a SMLLC which was disregarded for U.S. tax purposes. As a disregarded entity the Company was considered a branch of its member (a “C” corporation for income tax purposes) and therefore the Company accrued U.S. federal and various state and local income taxes as if it were also a “C” corporation. The Company was included with its member and subsidiaries in the consolidated corporate federal tax return as well as consolidated/combined state and local tax returns. The Company computed its tax liability on a modified separate company basis and the member funded any expense directly. The liability associated with the tax expense recorded in the Statement of Operations is recorded as a deemed contribution.

Effective April 1, 2013, the Company converted from a SMLCC into a corporation for U.S. tax purposes, and it intends to elect to be treated, and intends to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, commencing with its taxable year ended on December 31, 2013. As a RIC, the Company will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Company distributes to

GOLDMAN SACHS BDC, INC.

Notes to Financial Statements (continued)

December 31, 2013

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

shareholders as dividends if certain source of income, distribution and asset diversification requirements are met. The Company’s conversion from SMLLC to a RIC was considered a taxable event.

In order for the Company not to be subject to federal excise taxes, it must distribute annually at least 98% of its ordinary income and 98.2% of its net capital gains from the current year and any undistributed ordinary income and net capital gains from preceding years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% excise tax on this income. If the Company chooses to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to shareholders. The Company will accrue excise tax on estimated undistributed taxable income as required.

Dividends from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with GAAP. The Company may pay dividends in excess of its taxable net investment income. This excess would be a tax-free return of capital in the period and reduce the shareholder’s tax basis in its shares. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in excess of par or accumulated net realized gain (loss), as appropriate, in the period that the differences arise. Book and tax basis differences relating to shareholder dividends and distributions and other permanent book and tax differences are reclassified among the Company’s capital accounts. Temporary and permanent differences are primarily attributable to differences in the tax treatment of certain loans and the tax characterization of income and non-deductible expenses. These differences are generally determined in conjunction with the preparation of the Company’s annual RIC tax return.

I. Organization and Offering Costs — Organization costs consist primarily of legal, incorporation and accounting fees incurred in connection with the organization of the Company and the Conversion described in Note 1, “Organization”. Organization costs are expensed as incurred.

Offering costs consist primarily of fees and expenses incurred in connection with the offering of shares, including legal, underwriting, printing and other costs, as well as costs associated with the preparation and filing of applicable registration statements. Upon the issuance of shares, offering costs will be offset against proceeds of the offering in paid-in capital in excess of par.

The Investment Adviser has agreed to reimburse the Company for organization and private placement offering costs in excess of $1,250,000.

3. EARNINGS PER SHARE

The following information sets forth the computation of basic and diluted earnings per share for the year ended December 31, 2013 and the period ended December 31, 2012.

	Year ended December 31, 2013	Period ended December 31, 2012
Numerator for basic and diluted — increase in net assets resulting from operations after tax	$17,984,251	$510,577
Denominator for basic and diluted — weighted average shares outstanding	23,819,077	1,968,338
Basic and diluted earnings per share	$0.76	$0.26

Diluted earnings per share equals basic earnings per share because there were no common stock equivalents outstanding during the periods.

GOLDMAN SACHS BDC, INC.

4. INVESTMENTS

Investments consisted of the following:

	December 31, 2013		December 31, 2012
	Cost	Fair Value	Cost	Fair Value
Senior secured debt:
First lien[1]	$206,698,082	$209,870,535	$18,632,686	$19,097,600
Second lien	256,321,687	255,887,600	23,576,978	23,935,000
Unsecured debt — fixed	9,526,034	7,099,163	6,708,259	6,932,220
Preferred stock	20,000,000	20,560,000	—	—

Total Investments	$492,545,803	$493,417,298	$48,917,923	$49,964,820

[1]	Includes Last Out First Lien’s. At December 31, 2013, the aggregate fair value is $32,241,000.

The industry composition of the portfolio at fair value was as follows:

Industry	December 31, 2013	December 31, 2012
Internet Software & Services	15.0%	—%
Media	10.3	—
Commercial Services & Supplies	10.2	22.0
Diversified Telecommunication Services	9.3	—
Internet and Catalog Retail	7.9	—
Electronic Equipment, Instruments & Components	6.7	—
Communications Equipment	5.6	—
Capital Markets	4.8	—
Health Care Providers & Services	4.4	25.9
Diversified Financial Services	4.3	—
Integrated Telecommunication Services	4.2	—
Marine	4.2	—
Building Products	3.3	29.4
Software	2.5	—
Energy Equipment & Services	2.1	—
Food Products	2.0	—
Diversified Metals & Mining	1.8	8.8
Oil, Gas & Consumable Fuels	1.4	13.9

Total	100.0%	100.0%

The geographic composition of the portfolio at fair value was as follows:

Geographic	December 31, 2013	December 31, 2012
United States	99.1%	96.3%
Canada	0.9	3.7

Total	100.0%	100.0%

GOLDMAN SACHS BDC, INC.

Notes to Financial Statements (continued)

December 31, 2013

5. COMMITMENTS

For the year ended December 31, 2013, the Company had unfunded loan commitments of $15 million. Unfunded commitments are not reflected on the Statements of Assets and Liabilities.

6. FAIR VALUE MEASUREMENT

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price).

The fair value hierarchy under ASC 820 prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities. The three levels of the fair value hierarchy are as follows:

Basis of Fair Value Measurement

Level 1 — Inputs to the valuation methodology are quoted prices available in active markets for identical instruments as of the reporting date. The type of financial instruments included in Level 1 include unrestricted securities, including equities and derivatives, listed in active markets.

Level 2 — Inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. The type of financial instruments in this category includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.

Level 3 — Inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category include investments in privately held entities and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Note 2 “Significant Accounting Policies” should be read in conjunction with the information outlined below.

The table below presents the valuation techniques and the nature of significant inputs generally used in determining the fair value of Level 2 Instruments.

Level 2 Instruments	Valuation Techniques and Significant Inputs
Equity, Fixed Income and Trade Claims

The types of instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency include commercial paper, most government agency obligations, most corporate debt securities, certain mortgage-backed securities, certain bank loans, less liquid publicly listed equities, certain state and municipal obligations, certain money market instruments, and certain trade claims and loan commitments. These instruments are generally classified within Level 2 of the fair value hierarchy.

Valuations of Level 2 Equity, Fixed Income and Trade Claims instruments can be verified to quoted prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. Consideration is given to the nature of the quotations (e.g. indicative or firm) and the relationship of recent market activity to the prices provided from alternative pricing sources.

GOLDMAN SACHS BDC, INC.

6. FAIR VALUE MEASUREMENT (continued)

The table below presents the valuation techniques and the nature of significant inputs generally used in determining the fair values of Level 3 Instruments.

Level 3 Instruments	Valuation Techniques and Significant Inputs
Bank Loans, Corporate Debt, and Other Debt Obligations	Valuations are generally based on discounted cash flow techniques, for which the significant inputs are the amount and timing of expected future cash flows, market yields and recovery assumptions. The significant inputs are generally determined based on relative value analyses, which incorporate comparisons both to credit default swaps that reference the same underlying credit risk and to other debt instruments for the same issuer for which observable prices or broker quotes are available. Other valuation methodologies are used as appropriate including but not limited to market comparables, transactions in similar instruments, and recovery/liquidation analysis.

The table below presents the ranges of significant unobservable inputs used to value the Company’s Level 3 assets and liabilities. These ranges represent the significant unobservable inputs that were used in the valuation of each type of Level 3 asset or liability. The ranges of these inputs are not representative of the appropriate inputs to use when calculating the fair value of any one Level 3 asset or liability. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of fair value measurements of the Company’s Level 3 assets and liabilities.

Level 3 Instruments	Level 3 Assets as of December 31, 2013	Significant Unobservable Inputs by Valuation Techniques[1]	Range of Significant Unobservable Inputs (Weighted Average2) as of December 31, 2013
Bank loans, Corporate Debt, and Other Debt Obligations	2nd Lien/Senior Secured Debt $66,161,500	Discounted cash flows: • Yield	11.6% - 13.9% (13.5)%
	Unsecured Debt $4,446,000	Discounted cash flows: • Discount Rate • EV/EBITDA • EV/Production	10.0% 3.2x - 6.2x (4.6x) $17,754 - $72,754 ($41,795)

[1]	The fair value of any one instrument may be determined using multiple valuation techniques. For example, market comparable and discounted cash flows may be used together to determine fair value. Therefore, the Level 3 balance encompasses both of these techniques.
[2]	Ranges were determined using a weighted average based upon the fair value of investments in each category.

Included within Level 3 assets of $313,003,107 at December 31, 2013 is an amount of $242,395,607 for which the Investment Adviser did not develop the unobservable inputs (examples include, but are not limited to, single source broker quotations, third party pricing and prior transactions) for the valuation of such assets and liabilities as of December 31, 2013.

As noted above, the income and market approach were used in the determination of fair value of certain Level 3 assets as of December 31, 2013. The significant unobservable inputs used in the income approach are the discount rate or market yield used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. Significant increases or decreases in the discount rate would result in a decrease or increase in the fair value. Included in the consideration and selection of discount rates is risk of default, rating of the investment, call provisions and comparable company investments. The significant unobservable inputs used in the market approach are based on market comparable transactions and market multiples of publicly traded comparable companies. Significant increases or decreases in market multiples would result in an increase or decrease in the fair value.

GOLDMAN SACHS BDC, INC.

Notes to Financial Statements (continued)

December 31, 2013

6. FAIR VALUE MEASUREMENT (continued)

The following is a summary of the Company’s assets and liabilities categorized within the fair value hierarchy as of December 31, 2013:

Assets	Level 1	Level 2	Level 3	Total
1st Lien/Senior Secured	$—	$100,929,928	$108,940,607	$209,870,535
2nd Lien/Senior Secured	—	76,831,100	179,056,500	255,887,600
Unsecured Debt — Fixed	—	2,653,163	4,446,000	7,099,163
Preferred Stock	—	—	20,560,000	20,560,000
Affiliated Money Market Fund	120,518,281	—	—	120,518,281

Total assets	$120,518,281	$180,414,191	$313,003,107	$613,935,579

The following is a summary of the Company’s assets and liabilities categorized within the fair value hierarchy as of December 31, 2012:

Assets	Level 1	Level 2	Level 3	Total
1st Lien/Senior Secured	$—	$19,097,600	$—	$19,097,600
2nd Lien/Senior Secured	—	23,935,000	—	23,935,000
Unsecured Debt — Fixed	—	6,932,220	—	6,932,220

Total assets	$—	$49,964,820	$—	$49,964,820

In addition to the table above, included in cash as of December 31, 2012 on the Statements of Assets and Liabilities is an investment in an affiliated money market fund of $500,080, which was classified as Level 1.

The following is a reconciliation of Level 3 assets and liabilities for the year ended December 31, 2013:

Level 3	Beginning Balance as of January 1, 2013	Purchases	Net realized gains (loss)	Net change in unrealized appreciation (depreciation)[1]	Sales and Settlements	Net Amortization of Premium/ Discount	Transfers In	Transfers Out	Ending Balance as of December 31, 2013
1st Lien/Senior Secured	$—	$110,795,808	$25,954	$(57,477)	$(1,878,571)	$54,893	$—	$—	$108,940,607
2nd Lien/Senior Secured	—	169,762,867	(25,866)	459,838	(4,039,875)	159,536	12,740,000	—	179,056,500
Unsecured Debt — Fixed	—	4,887,000	—	(2,461,084)	—	160,084	1,860,000	—	4,446,000
Preferred Stock	—	20,000,000	—	560,000	—	—	—	—	20,560,000

Total assets	$—	$305,445,675	$88	$(1,498,723)	$(5,918,446)	$374,513	$14,600,000	$—	$313,003,107

[1]	Change in unrealized appreciation (depreciation) relating to assets and liabilities still held at December 31, 2013 was $(1,498,723), and is reported in net change in unrealized appreciation (depreciation) on investments on the Statement of Operations.

Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. Transfers from Level 2 to Level 3 were primarily due to decreased price transparency of certain corporate debt securities.

7. INDEMNIFICATIONS

In the normal course of business, the Company enters into contracts that provide a variety of general indemnifications. Any exposure to the Company under these arrangements could involve future claims that may be made against the Company. Currently, no such claims exist or are expected to arise and, accordingly, the Company has not accrued any liability in connection with such indemnifications.

GOLDMAN SACHS BDC, INC.

8. PRIVATE OFFERING AND DIVIDENDS

Common shares were offered at $20 per share in a private placement on April 1, 2013. Thereafter, additional shares were issued at a price per share equal to the net asset value (“NAV”) per share at the time of offering. For the year ended December 31, 2013 the Company closed offerings of 25,260,470 of its common shares in private placements totaling $505,427,508, of which Group Inc. acquired 701,760 common shares totaling $14,076,308. In addition to the shares acquired, as part of the Conversion, Group Inc. received 5,379,354 common shares of the Company in exchange for its SMLLC units totaling $107,587,076 as of April 1, 2013.

The Company intends to pay quarterly dividends to its shareholders from assets available for distribution. Quarterly dividends, if any, will be determined by the Company’s Board of Directors. All dividends will be subject to available funds, and no assurance can be given that the Company will be able to declare such dividends in future periods.

The following table reflects the Company’s dividends declared on its shares through December 31, 2013:

Date Declared	Record Date	Ex-Date	Payment Date	Amount Per Share
July 17, 2013	June 28, 2013	June 28, 2013	July 22, 2013	$0.08
October 17, 2013	September 27, 2013	September 30, 2013	October 21, 2013	$0.19
December 10, 2013	December 10, 2013	December 31, 2013	January 30, 2014	$0.23

There were no dividends declared during the period ended December 31, 2012.

9. SIGNIFICANT AGREEMENTS AND RELATED PARTIES

Management

The Company has entered into an investment management agreement (as amended, the “Management Agreement”) with the Investment Adviser, pursuant to which the Investment Adviser manages the Company’s investment program and related activities.

The Company pays the Investment Adviser a management fee (the “Management Fee”), accrued monthly and payable quarterly in arrears. The Management Fee is calculated, after making appropriate adjustments for equity capital raises and repurchases that occurred, at an annual rate of 1.5% of the Company’s average gross assets (other than cash or investments in money market funds, but including assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters. The Management Fee for any partial month or quarter has been appropriately prorated.

For the year ended December 31, 2013 and the period ended December 31, 2012, Management Fees charged amounted to $3,586,397 and $71,042, respectively, of which $2,660,101 and $71,042 were payable at December 31, 2013 and December 31, 2012, respectively.

Incentive Fees

The Incentive Fee (“Fee”) is calculated pursuant to the Amended and Restated Investment Management Agreement, effective as of April 1, 2013, which is a modification from the method applied up to March 31, 2013.

The Company calculates the Incentive Fee on:

i)	income

ii)	capital gains

Quarterly Incentive Fees Based on Income. The Company accrues monthly and pays the Investment Adviser a quarterly Fee based on the amount by which (A) aggregate net investment income in respect of the relevant trailing four quarters (“Ordinary Income”) less the amount of any net realized and unrealized capital loss (“Adjusted Ordinary Income”) exceeds (B) the quarterly hurdle of 1.75% (7% annualized) of the Company’s net asset value at the beginning of the trailing four quarters after making appropriate adjustments for distributions, equity capital raises and repurchases (“Adjusted Net Asset Value”). The trailing four quarter period is the Company’s current quarter and the three preceding quarters or the appropriate portion in the Company’s first and last year. The amount of the excess of (A) over (B) is referred to as the “Excess Income Amount”. Net investment income is net of all fees and expenses, including the Management Fee, but excluding any Fee expense.

GOLDMAN SACHS BDC, INC.

Notes to Financial Statements (continued)

December 31, 2013

9. SIGNIFICANT AGREEMENTS AND RELATED PARTIES (continued)

The Fee for a quarter equals 100% of the trailing four quarters’ Excess Income Amount until the Company’s Adjusted Ordinary Income exceeds an annualized hurdle rate of 8.75% of the Company’s Adjusted Net Asset Value. Thereafter, the Fee for the quarter will equal 20% of the trailing four quarters’ remaining Excess Income Amount. The Fee paid to the Investment Adviser for a quarter equals the excess of the calculated Fee less the cumulative amount of such Fees paid in the preceding three quarters.

Annual Incentive Fees Based on Capital Gains. Annually, the Company pays the Investment Adviser a Fee equal to (A) 20% of net realized capital gains and unrealized capital depreciation, from April 1, 2013 until the end of the year less (B) the cumulative amount of such Fees paid to the Investment Adviser from April 1, 2013.

The Fee for each annual period is limited to the amount by which the Ordinary Income (reduced by the Fee based on income for the period) plus/minus net capital gain/loss for the period exceeds the annual hurdle of 7%.

Unrealized capital appreciation is excluded from the calculation in (A) above, however, the Company, in accordance with GAAP, accrues, but does not pay, that part of the Fee relating to unrealized capital appreciation. There can be no assurance that such unrealized capital appreciation will be realized in the future.

For the year ended December 31, 2013 and the period ended December 31, 2012, the Company accrued Fees of $340,192 and $209,379, respectively, of which none were payable, at December 31, 2013; $209,379 was payable at December 31, 2012.

The calculation of the Fee, pursuant to the Company’s Management Agreement, has been modified from the method used prior to the Conversion.

Prior to Conversion, the Company paid the Investment Adviser a Fee in two parts:

The first part of the Fee was accrued monthly and paid quarterly in arrears based on the Company’s pre-Incentive Fee net investment income for the immediately preceding calendar quarter. The Company paid the Investment Adviser with respect to the Company’s pre-Incentive Fee net investment income in each calendar quarter as follows: (1) no Fee in any calendar quarter in which the Company’s pre-Incentive Fee net investment income did not exceed 1.75% (7% annualized) of the Company’s net asset value at the beginning of the quarter after making appropriate adjustments for subscriptions and redemptions (2) 100% of the Company’s pre-Incentive Fee net investment income with respect to that portion of such pre-Incentive Fee net investment income, if any, that exceeds 1.75% (7% annualized) but did not exceed 2.1875% (8.75% annualized) of the Company’s net asset value at the beginning of the quarter after making appropriate adjustments in any calendar quarter; and (3) 20% of the amount of the Company’s pre-Incentive Fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

The second part of the Fee (the “Capital Gains Fee”) was payable in arrears as of the end of each calendar year and was calculated at the end of each applicable year by subtracting (A) the sum of the Company’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (B) the Company’s cumulative aggregate realized capital gains, in each case calculated from the date of the Company’s formation. If such amount was positive at the end of such year, then the Capital Gains Fee for such year was equal to 20% of such amount attributable to the units, less the aggregate amount of Capital Gains Fees attributable to the units paid in all prior years. If such amount was negative, then there was not a Capital Gains Fee for such year.

Financing

On September 19, 2013, the Company entered into a revolving credit facility, (the “Credit Facility”), with various lenders. SunTrust Bank, one of the lenders, also serves as administrative agent under the Credit Facility. The Credit Facility provides for borrowings in an aggregate amount up to $340,000,000 on a committed basis.

The Company’s obligations to the lenders are secured by a first priority security interest in its portfolio of investments and cash. The Credit Facility contains certain covenants, including, but not limited to: (i) maintaining a minimum shareholder’s equity of $400,000,000, subject to increase pending certain equity sales (ii) maintaining an asset coverage ratio of at least 2 to 1, and (iii) maintaining a minimum liquidity test of at least 15% of the covered debt amount during any period when the adjusted covered debt balance is greater than 85% of the adjusted borrowing base, as defined in the Credit Facility. As of December 31, 2013, the Company was in compliance with these covenants.

Borrowings under the Credit Facility bear interest subject to the Company’s annual election of (i) LIBOR plus 2.50% with no LIBOR floor or (ii) 1.50% plus an alternate base rate based on the highest of the Prime Rate, Federal Funds Rate plus 0.5% or overnight LIBOR plus 1.0%. The Company pays an unused commitment fee of 0.375% per annum. Interest is payable quarterly in

GOLDMAN SACHS BDC, INC.

9. SIGNIFICANT AGREEMENTS AND RELATED PARTIES (continued)

arrears. Any amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest will be due and payable, on September 19, 2017.

As of December 31, 2013, there were no borrowings under the Credit Facility. Costs of $4,011,511 were incurred in connection with obtaining the Credit Facility, which have been recorded as deferred financing costs on the Statement of Assets and Liabilities and are being amortized over the life of the Credit Facility. As of December 31, 2013, the unamortized deferred financing costs were $3,721,791.

For the year ended December 31, 2013, the Company recorded interest and credit facility expense of $658,053, of which $289,720 was amortization of financing costs paid and $368,333 related to commitment fees on the unused portion of the Credit Facility.

In accordance with the Investment Company Act, with certain exceptions, the Company is only allowed to borrow amounts such that its asset coverage ratio, as defined in the Investment Company Act, is at least 2 to 1 after such borrowing.

Affiliates

At December 31, 2013 and December 31, 2012, affiliates of Goldman Sachs owned 25.78% and 100%, respectively, of the outstanding shares of the company.

A summary of the Company’s investments in the affiliated Money Market Fund for the year ended December 31, 2013, was as follows:

	Number of Shares Held as of 12/31/2012	Purchases	Sales	Number of Shares Held as of 12/31/13	Value as of 12/31/13	Dividend Income
Goldman Sachs Financial Square Government Fund *	500,080	577,518,201	457,500,000	120,518,281	$120,518,281	$18,201

*	Fund advised by an affiliate of Goldman Sachs

A summary of the Company’s investments in the affiliated Money Market Fund for the period ended December 31, 2012, was as follows:

	Number of Shares Held as of 11/15/2012	Purchases	Sales	Number of Shares Held as of 12/31/12	Value as of 12/31/12	Dividend Income
Goldman Sachs Financial Square Government Fund *	—	7,000,080	6,500,000	500,080	$500,080	$80

*	Fund advised by an affiliate of Goldman Sachs

Administration and Custodian Fees

The Company has entered into an administration agreement with State Street Bank and Trust Company (the “Administrator”) under which the Administrator provides various accounting and administrative services to the Company. Administrative services may include maintenance of the Company’s books and records, processing of investor transactions, calculation of the NAV and payments of the Company’s fees and expenses. To the extent that the Company Administrator outsources any of its functions, the Administrator will pay any compensation associated with such functions. State Street Bank and Trust Company also serves as the Company’s custodian and sub-transfer agent.

For the year ended December 31, 2013 and the period ended December 31, 2012, the Company incurred expenses for services provided by the Administrator and the Custodian of $467,743 and $19,167, of which $115,000 and $19,167 were payable at December 31, 2013 and 2012, respectively.

GOLDMAN SACHS BDC, INC.

Notes to Financial Statements (continued)

December 31, 2013

9. SIGNIFICANT AGREEMENTS AND RELATED PARTIES (continued)

Transfer Agent Fees

Goldman Sachs & Co. serves as the Company’s transfer agent (“Transfer Agent”) and dividend agent. Prior to the Conversion, International Fund Services was the Transfer Agent. For the year ended December 31, 2013 the Company incurred expenses for services provided by the Transfer Agent of $8,999, of which $2,999 were payable at December 31, 2013.

Reimbursement of Organization and Offering Costs

The Investment Adviser has agreed to reimburse the Company for organization and private placement offering costs in excess of $1,250,000. As of December 31, 2013, the Company incurred $2,762,050 of organization and offering costs, of which $2,030,040 relates to organization and private placement offering costs. For the year ended December 31, 2013, $780,041 of the $2,030,040 organization and private placement offering costs will be reimbursed.

10. SHARE REPURCHASE OFFERS

Each quarter, beginning with the calendar quarter ending December 31, 2013, the Board of Directors, in its sole discretion, will determine the number of Shares that the Company will offer to repurchase (the “Repurchase Offer Amount”). The quarterly Repurchase Offer Amount can be up to 5% of the total number of Shares outstanding on the date by which a shareholder can tender their shares in response to a Repurchase Offer. The Company will repurchase Shares at NAV per Share of the Company at the end of each quarter.

For the year ended December 31, 2013, the Company extended the following Repurchase Offers:

Repurchase Request Deadline	Percentage of Outstanding Shares the Company Offered to be Repurchased	Amount of Shares the Company Offered to Repurchase	Number of Shares Tendered
December 11, 2013	5%	1,531,991	249,710

11. TAX INFORMATION

There were no distributions during the period ended December 31, 2012.

The tax character of distributions during the year ended December 31, 2013 was as follows:

Distributions paid from:
Ordinary Income	$15,317,378

As of December 31, 2013, the components of Accumulated Earnings (Losses) on a tax basis were as follows:

Undistributed Ordinary Income — net	$151,931
Unrealized Earnings (Losses) — net	$871,495

Total Accumulated Earnings (Losses) — net	$1,023,426

As of December 31, 2013, the Company’s aggregate investment unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$613,064,084
Gross unrealized appreciation	$5,204,363
Gross unrealized depreciation	$(4,332,868)
Net unrealized investment appreciation	$871,495

There were no differences between GAAP-basis and tax basis unrealized appreciation (depreciation).

GOLDMAN SACHS BDC, INC.

11. TAX INFORMATION (continued)

In order to present certain components of the Company’s capital account on a tax-basis, certain reclassifications have been recorded to the Company’s account. These reclassifications have no impact on the NAV of the Company and result primarily from differences in certain non-deductible expenses, pre-conversion related net gains and net income, and certain paydown gains and losses.

	December 31, 2013	December 31, 2012
Paid-in capital in excess of par	$3,575,583	—
Accumulated undistributed net investment income	$(822,835)	—
Accumulated net realized gain (loss)	$(2,752,748)	—

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance on the accounting for and disclosure of uncertainty in tax position. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions are deemed to meet more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Based on its analysis of its tax position, the Company has concluded that it does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740.

The March 31, 2013 effective tax rate of 39.3% differs from statutory rates due principally to state and local taxes. Net tax expense of $1,069,584 for the three months ended March 31, 2013 is comprised of a current tax expense of $374,906 resulting from net investment income and deferred tax expense of $694,678 resulting from unrealized and realized gains.

12. OTHER RISKS

The Company’s investing activities expose it to various types of risk that are associated with the financial instruments and markets in which it invests. The significant types of financial risks to which the Company is exposed are market risk and credit risk.

A. Market Risk — Market risk encompasses the potential for both losses and gains and includes interest rate risk and price risk. The Company’s market risk management strategy is driven by the Company’s investment objective.

i. Interest Rate Risk — The Company invests in fixed income securities. Any change to the interest rates relevant for particular securities may result in the Investment Adviser being unable to secure similar returns on the expiration of contracts or the sale of securities. In addition, changes to prevailing rates or changes in expectations of future rates may result in an increase or decrease in the value of the securities held. In general, if interest rates rise, the value of the debt securities will decline. A decline in interest rates will in general have the opposite effect.

ii. Price Risk — Price risk is the risk that the value of the instrument will fluctuate as a result of changes in market prices, whether caused by factors specific to an individual investment, or its issuer, or by any factor affecting financial instruments traded in the market. As the Company’s financial instruments are carried at fair value with fair value changes recognized in the Statement of Operations, all changes in market conditions will directly affect net assets.

B. Credit Risk — Credit risk is the risk that a counterparty to or an issuer of a financial instrument will cause a financial loss to the other party by failing to discharge an obligation.

Debt securities are subject to the risk of the issuer’s or a guarantor’s inability to meet principal and interest payments on its obligations and are subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. The Company may invest in non-investment grade and unrated securities. Non-investment grade debt securities have historically experienced greater default rates than investment grade securities.

GOLDMAN SACHS BDC, INC.

Notes to Financial Statements (continued)

December 31, 2013

13. FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights of the Company for the year ended December 31, 2013 and period ended December 31, 2012:

	Year Ended December 31, 2013	Period from November 15, 2012 (commencement of operations) through December 31, 2012
Per Share Data(1):
Net asset value, beginning of year/period	$19.37	$18.59
Net investment income (loss)	0.67	0.01
Net realized and unrealized gains (losses)	0.51	0.88
Incentive Fee	—	(0.11)

Net increase (decrease) in net assets resulting from operations(2)	1.18	0.78

Dividends declared from:(3)
Net investment income	(0.49)	—
Net realized gain	(0.01)	—

Total dividends	(0.50)
Offering costs	(0.05)	—

Net asset value, end of year/period	$20.00	$19.37

Shares outstanding, end of year/period	30,390,114	2,655,017
Total return(4)	5.86%	4.20%
Ratio/Supplemental Data:
Net assets, end of year	$607,784,653	$51,422,552
Ratio of net investment income to average net assets	3.34%	0.95	%(5)
Ratio of interest and credit facility expenses to average net assets	0.14%	—	%(5)
Ratio of incentive fees to average net assets	0.07%	0.66%
Ratio of total expenses to average net assets	1.57%	3.01	%(5)
Ratio of net expenses to average net assets	1.45%	3.01	%(5)
Portfolio turnover	15%	0%

(1)	The per share data was derived by using the weighted average shares outstanding during the applicable year/period.
(2)	Includes the effect of income tax expense and the related deemed contribution.
(3)	The per share data for dividends declared reflects the actual amount of dividends declared per share for the applicable year and period.
(4)	The total return is calculated by taking the increase or decrease in net asset value per share, adding dividends per share declared during the period and dividing by the beginning net asset value per share.
(5)	Annualized except for Incentive Fees and certain operating expenses.

GOLDMAN SACHS BDC, INC.

14. SELECTED QUARTERLY FINANCIAL DATA (Unaudited)

The following are the quarterly results of operations for the year ended December 31, 2013 and the results for the period from November 15, 2012 (commencement of operations) to December 31, 2012. The following information reflects all normal recurring adjustments necessary for a fair presentation of the information for the periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.

	Quarter Ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	Period from November 15 (commencement of operations) to December 31, 2012
Investment income	$9,603,282	$7,046,931	$4,180,232	$2,004,536	$161,910
Expenses:
Total expenses	3,097,502	1,681,249	1,295,939	1,391,015	346,255
Less: Expense reimbursement from Investment Adviser	(156,597)	—	—	(410,000)	—

Net expenses	2,940,905	1,681,249	1,295,939	981,015	346,255

Net investment income (loss)	6,662,377	5,365,682	2,884,293	1,023,521	(184,345)
Net realized and unrealized gains (losses)	3,157,705	(249,213)	(1,489,901)	1,699,371	1,046,897
Income tax expense	—	—	—	(1,069,584)	(351,975)

Net increase in net assets resulting from operations after tax	$9,820,082	$5,116,469	$1,394,392	$1,653,308	$510,577

Net investment income per share (basic and diluted)	$0.22	$0.18	$0.10	$0.24	$(0.09)

Earnings per share (basic and diluted)	$0.32	$0.17	$0.05	$0.38	$0.26

Weighted average shares outstanding	30,555,683	30,639,824	29,373,224	4,344,591	1,968,388

The sum of quarterly per share amounts does not equal per share amounts reported for the year ended December 31, 2013. This is due to changes in the number of weighted-average shares outstanding and the effects of rounding for each period.

15. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through March 26, 2014. The Company has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS BDC, INC.

Statements of Assets and Liabilities

(in thousands, except share and per share amounts)

	September 30, 2014(unaudited)	December 31, 2013
Assets
Investments, at fair value
Non-controlled/non-affiliated investments (cost of $815,068 and $492,546, respectively)	$816,138	$493,417
Non-controlled affiliated investments (cost of $9,237 and $—, respectively)	8,294	—
Investments in affiliated money market fund (cost of $38,568 and $120,518, respectively)	38,568	120,518

Total investments, at fair value (cost of $862,873 and $613,064, respectively)	863,000	613,935
Cash	7,520	7,411
Receivable for investments sold	7,604	—
Interest and dividends receivable	7,560	3,642
Deferred financing costs	2,884	3,722
Deferred offering costs	1,022	732
Receivable from Investment Adviser	791	780
Other assets	57	—

Total assets	$890,438	$630,222

Liabilities
Debt	$237,000	$—
Payable for investments purchased	46,792	4,926
Common stock repurchased	871	4,994
Dividend payable	12,374	7,069
Management fees payable	2,738	2,660
Incentive fees payable	1,495	—
Transfer agent fees payable	12	3
Directors’ fees payable	211	114
Interest and credit facility expense payable	353	417
Accrued organization and offering costs	112	1,360
Accrued expenses and other liabilities	1,436	894

Total liabilities	$303,394	$22,437

Commitments and Contingencies (Notes 5 and 7)
Net Assets
Common stock, par value $0.001 per share (200,000,000 shares authorized, 29,418,555 and 30,390,114 shares issued and outstanding at September 30, 2014 and December 31, 2013, respectively)	$29	$30
Paid-in capital in excess of par	588,740	608,152
Accumulated net realized gain (loss)	(1,310)	143
Accumulated undistributed net investment income	879	10
Net unrealized appreciation (depreciation) on investments	127	871
Allocated income tax expense	(1,421)	(1,421)

TOTAL NET ASSETS	$587,044	$607,785

TOTAL LIABILITIES AND NET ASSETS	$890,438	$630,222

Net asset value per share	$19.95	$20.00

See notes to unaudited financial statements.

GOLDMAN SACHS BDC, INC.

Statements of Operations

(Unaudited) (in thousands, except share and per share amounts)

	For the three months ended September 30,		For the nine months ended September 30,
	2014	2013	2014	2013
Investment income:
Interest from non-controlled/non-affiliated investments	$18,418	$7,042	$46,535	$13,217
Dividend income from non-controlled/non-affiliated investments	608	5	2,269	15
Dividend income from non-controlled affiliated investment	1	—	3	—
Other income from non-controlled/non-affiliated investments	49	—	113	—

Total Investment Income	$19,076	$7,047	$48,920	$13,232

Expenses:
Management fees	$2,738	$1,086	$6,744	$2,012
Incentive fees	1,495	—	1,495	340
Administration and custodian fees	192	126	610	315
Directors’ fees	92	115	296	329
Transfer agent fees	3	3	9	6
Professional fees	626	228	1,498	652
Interest and credit facility expense	1,355	76	2,559	76
Organization expense	—	—	—	410
Other expenses	159	47	366	229

Total expenses	$6,660	$1,681	$13,577	$4,369

Expense reimbursement from Investment Adviser	$—	$—	$—	$(410)

Net expenses	$6,660	$1,681	$13,577	$3,959

NET INVESTMENT INCOME	$12,416	$5,366	$35,343	$9,273

Net realized and unrealized gains (losses) on investment transactions:
Net realized gain (loss) from:
Non-controlled/non-affiliated investments	$739	$132	$(1,453)	$3,024
Net change in unrealized appreciation (depreciation) from:
Non-controlled/non-affiliated investments	(1,024)	(381)	199	(3,064)
Non-controlled affiliated investments	(876)	—	(943)	—

Net realized and unrealized gains (losses)	$(1,161)	$(249)	$(2,197)	$(40)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS BEFORE TAX	$11,255	$5,117	$33,146	$9,233

Income tax expense	$—	$—	$—	$(1,070)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS AFTER TAX	$11,255	$5,117	$33,146	$8,163

Net investment income per share (basic and diluted):	$0.42	$0.18	$1.18	$0.43
Earnings per share (basic and diluted):	$0.38	$0.17	$1.11	$0.38
Weighted average shares outstanding:	29,461,726	30,639,824	29,844,602	21,548,866
Dividend declared per share:	$0.42	$0.19	$1.16	$0.27

See notes to unaudited financial statements.

GOLDMAN SACHS BDC, INC.

Statements of Changes in Net Assets

(Unaudited) (in thousands, except share and per share amounts)

	For the nine months ended September 30, 2014	For the nine months ended September 30, 2013
Increase (decrease) in net assets resulting from operations:
Net investment income	$35,343	$9,273
Net realized gain (loss) on investments	(1,453)	3,024
Net change in unrealized appreciation (depreciation) on investments	(744)	(3,064)
Income tax expense	—	(1,070)

Net increase (decrease) in net assets resulting from operations	$33,146	$8,163

Dividends to shareholders from:
Net investment income	$(34,474)	$(8,249)

Total dividends to shareholders	$(34,474)	$(8,249)

Capital transactions:
Issuance of common stock (30,639,824 shares)	$—	$505,428
Offering costs	—	(1,250)
Contributions (2,724,337 shares)	—	53,442
Deemed contribution for income tax expense	—	1,070
Repurchase of common stock (971,559 shares)	(19,413)	—

Net increase (decrease) in net assets resulting from capital transactions	$(19,413)	$558,690

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(20,741)	$558,604

Net assets at beginning of period	$607,785	$51,423

Net assets at end of period	$587,044	$610,027

Accumulated undistributed net investment income	$879	$1

See notes to unaudited financial statements.

GOLDMAN SACHS BDC, INC.

Statements of Cash Flows

(Unaudited) (in thousands, except share and per share amounts)

	For the nine months ended September 30, 2014	For the nine months ended September 30, 2013
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$33,146	$8,163
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of investments	(455,487)	(299,739)
Payment-in-kind investments	(310)	—
Investments in affiliated money market fund, net	81,950	(300,215)
Payable for investments purchased	41,866	20,975
Receivables for investments sold	(7,604)	—
Proceeds from sales of investments and principal repayments	124,370	20,425
Net realized (gain) loss on investments	1,453	(3,024)
Net change in unrealized (appreciation) depreciation on investments	744	3,064
Amortization of premium and accretion of discount, net	(1,786)	(320)
Amortization of deferred financing costs	750	33
Income tax expense	—	1,070
Increase (decrease) in operating assets and liabilities:
(Increase) decrease in interest and dividends receivable	(3,918)	(2,331)
(Increase) decrease in deferred financing costs	89	—
(Increase) decrease in receivable from Investment Adviser	(11)	(410)
(Increase) decrease in other assets	(57)	—
Increase (decrease) in management fees payable	78	1,015
Increase (decrease) in incentive fees payable	1,495	(209)
Increase (decrease) in administration and custodian fees payable	—	277
Increase (decrease) in directors’ fees payable	97	111
Increase (decrease) in professional fees payable	—	468
Increase (decrease) in interest expense payable	(64)	42
Increase (decrease) in accrued organization costs	(498)	410
Increase (decrease) in accrued expenses and other liabilities	551	108

Net cash used for operating activities	$(183,146)	$(550,087)

Cash flows from financing activities:
Issuance of common stock	—	505,428
Repurchase of common stock	(23,536)	—
Contributions	—	53,442
Distributions paid	(29,169)	(2,574)
Offering costs paid	(1,040)	(83)
Financing costs paid	—	(3,685)
Borrowings on debt	288,000	—
Repayments of debt	(51,000)	—

Net cash provided by financing activities	$183,255	$552,528

Net increase in cash	109	2,441

Cash, beginning of period	7,411	1,536

Cash, end of period	$7,520	$3,977

Interest expense paid	$569	$—
Deemed contribution for income tax expense	$—	$1,070
Accrued but unpaid deferred financing costs	$—	$326
Accrued but unpaid offering costs	$112	$2,088
Accrued but unpaid dividends	$12,374	$—
Accrued but unpaid common stock repurchase	$871	$—

See notes to unaudited financial statements.

GOLDMAN SACHS BDC, INC.

Schedule of Investments

September 30, 2014 (Unaudited) (in thousands, except share and per share amounts)

Portfolio Company (1)	Industry	Interest	Maturity	Par Amount	Cost	Fair Value
Investments at Fair Value – 140.44%#
Corporate Debt – 135.57%
1st Lien/Senior Secured Debt – 47.94%
Artesyn Escrow, Inc.(2)	Electronic Equipment, Instruments & Components	9.75%	10/15/2020	$20,000	$20,000	$19,950
Bolttech Mannings, Inc.(3) (4)	Commercial Services & Supplies	L + 7.75% (1.00% Floor)	12/21/2018	15,000	4,189	3,589
Compass Automotive Group, LLC(4)	Auto Components	L + 6.75% (0.75% Floor)	03/28/2019	9,792	9,702	9,694
ConvergeOne Holdings Corporation(5)	Communications Equipment	L + 5.00% (1.00% Floor)	06/17/2020	9,975	9,879	9,925
Crowne Group, LLC(6)	Auto Components	L + 5.00% (1.00% Floor)	09/30/2020	15,000	14,775	14,850
Dispensing Dynamics International(2)	Building Products	12.50%	01/01/2018	24,000	25,069	25,920
Heligear Acquisition Co.(2) (6)	Aerospace & Defense	10.25%	10/15/2019	17,500	17,167	17,167
Infinity Sales Group(4)	Media	L + 10.50% (1.00% Floor)	11/21/2018	37,500	36,850	35,812
Iracore International Holdings, Inc.(2)	Energy Equipment & Services	9.50%	06/01/2018	10,000	10,000	9,100
Liquidnet Holdings, Inc.(5)	Capital Markets	L + 6.75% (1.00% Floor)	05/22/2019	27,650	27,259	27,097
NTS Communications, Inc.(5)	Diversified Telecommunication Services	L + 9.00% (1.25% Floor)	06/06/2019	39,800	39,044	39,004
NTS Communications, Inc.(3) (5)	Diversified Telecommunication Services	L + 9.00% (1.25% Floor)	06/06/2019	5,000	4,406	4,400
OH Acquisition, LLC(5) (7)	Diversified Financial Services	L + 6.25% (1.00% Floor)	08/29/2019	10,000	9,951	9,950
PGX Holdings, Inc.(6) (8)	Professional Services	L + 5.25% (1.00% Floor)	09/29/2020	15,000	14,850	14,888
SkinnyPop Popcorn LLC(5)	Food Products	L + 4.50% (1.00% Floor)	07/17/2019	15,000	14,856	14,850
STACI CLP ST Inc.(5)	Electronic Equipment, Instruments & Components	L + 9.50% (1.00% Floor)	05/16/2019	25,838	25,352	25,321
STACI CLP ST Inc.(3) (9)	Electronic Equipment, Instruments & Components	L + 9.50% (1.00% Floor)	05/16/2019	5,000	(93)	(100)

Total 1st Lien/Senior Secured Debt					283,256	281,417
1st Lien/Last-Out Unitranche (10) – 25.60%
Avenue Stores, LLC(5)	Specialty Retail	L + 8.00% (1.00% Floor)	09/19/2019	30,000	29,254	29,250
Bolttech Mannings, Inc.(4)	Commercial Services & Supplies	L + 7.75% (1.00% Floor)	12/21/2018	33,000	32,335	32,157
The Service Companies Inc.(5)	Professional Services	L + 10.25% (1.00% Floor)	03/26/2019	45,560	44,721	44,535
United Road Services, Inc.(5)	Air Freight & Logistics	L + 7.50% (1.00% Floor)	12/14/2017	45,000	44,347	44,325

Total 1st Lien/Last-Out Unitranche					150,657	150,267
2nd Lien/Senior Secured Debt – 62.03%
Affordable Care, Inc.(4)	Health Care Providers & Services	L + 9.25% (1.25% Floor)	12/26/2019	21,500	21,679	21,446
Answers Corporation(5)	Internet Software & Services	L + 10.00% (1.00% Floor)	06/19/2020	20,000	19,634	20,400
Extraction Oil & Gas Holdings, LLC	Oil, Gas & Consumable Fuels	11.00%	05/29/2019	15,000	14,787	15,300
Extraction Oil & Gas Holdings, LLC	Oil, Gas & Consumable Fuels	10.00%	05/29/2019	3,783	3,728	3,727
Global Tel * Link Corporation(5)	Diversified Telecommunication Services	L + 7.75% (1.25% Floor)	11/23/2020	28,000	27,511	27,720
Highwinds Capital, Inc.(4)	Internet Software & Services	L + 12.25% (1.25% Floor)	01/29/2019	74,500	73,521	74,500
Hunter Defense Technologies, Inc.(5)	Aerospace & Defense	L + 10.00% (1.00% Floor)	02/05/2020	28,000	26,619	28,280
Hutchinson Technology, Inc.	Electronic Equipment, Instruments & Components	10.88%	01/15/2017	12,200	11,796	12,688

See notes to unaudited financial statements.

GOLDMAN SACHS BDC, INC.

Schedule of Investments (continued)

September 30, 2014 (Unaudited) (in thousands, except share and per share amounts)

Portfolio Company (1)	Industry	Interest	Maturity	Par Amount	Cost	Fair Value
Investments at Fair Value – (continued)
iFly Holdings LLC(5)	Leisure Equipment & Products	L + 9.00% (1.00% Floor)	04/08/2020	$10,000	$9,811	$9,825
iFly Holdings LLC(3)	Leisure Equipment & Products	L + 9.00% (1.00% Floor)	04/08/2020	10,000	—	25
IPC Systems, Inc.(5)	Diversified Telecommunication Services	L + 8.50% (1.00% Floor)	05/08/2021	11,000	10,792	10,945
MPI Products LLC(5)	Auto Components	L + 9.00% (1.00% Floor)	01/30/2020	35,000	34,490	34,475
Orchard Brands Corporation(4)	Internet and Catalog Retail	L + 10.00% (1.50% Floor)	06/20/2019	40,000	39,106	39,000
P2 Upstream Acquisition Co.(8)	Software	L + 8.00% (1.00% Floor)	04/30/2021	10,000	9,909	10,025
Reddy Ice Corporation(5)	Food Products	L + 9.50% (1.25% Floor)	11/01/2019	13,500	12,989	11,880
Securus Technologies Holdings, Inc.(5)	Diversified Telecommunication Services	L + 7.75% (1.25% Floor)	04/30/2021	20,000	19,800	19,825
Washington Inventory Service(5)	Professional Services	L + 9.00% (1.25% Floor)	06/20/2019	24,450	24,673	24,083

Total 2nd Lien/Senior Secured Debt					360,845	364,144

Total Corporate Debt					794,758	795,828

Portfolio Company (1)	Industry	Interest	Shares	Cost	Fair Value
Preferred Stock – 4.73%
Crowley Holdings Preferred LLC(2)	Marine	12.00% (includes 2% PIK)	20,310	20,310	20,310
Lone Pine Resources CDA, Ltd.(7) (11) (12)	Oil, Gas & Consumable Fuels	10.00%	3,745,909	4,791	7,492

Total Preferred Stock				25,101	27,802
Common Stock – 0.14%
Lone Pine Resources CDA, Ltd.(7) (11) (13) (14)	Oil, Gas & Consumable Fuels		972,919	$4,446	$802

Total Common Stock				4,446	802
Total Investments at Fair Value				$824,305	$824,432

See notes to unaudited financial statements.

GOLDMAN SACHS BDC, INC.

	Shares	Cost	Fair Value
Investments in Affiliated Money Market Fund – 6.57%#
Goldman Sachs Financial Square Government Fund, 0.01%(15)	38,567,746	$38,568	$38,568

Total Investments in Affiliated Money Market Fund		$38,568	$38,568

TOTAL INVESTMENTS – 147.01%		$862,873	$863,000

LIABILITIES IN EXCESS OF OTHER ASSETS – (47.01%)			$(275,956)

NET ASSETS – 100.00%			$587,044

#	Percentages are based on net assets
(1)	Unless otherwise noted, all assets are pledged as collateral for the Credit Facility. See Note 9 “Significant Agreements and Related Parties”.
(2)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At September 30, 2014, the aggregate value of these securities is $92,447 or 15.75% of the Company’s net assets.
(3)	Position or portion therof is an unfunded loan commitment. See Note 5 “Commitments”.
(4)	The interest rate on these loans is subject to a base rate plus 1 month LIBOR, which at September 30, 2014 was 0.16%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 1 month LIBOR rate at September 30, 2014, the prevailing rate in effect at September 30, 2014 was the base rate plus the LIBOR floor.
(5)	The interest rate on these loans is subject to a base rate plus 3 month LIBOR, which at September 30, 2014 was 0.24%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 3 month LIBOR rate at September 30, 2014, the prevailing rate in effect at September 30, 2014 was the base rate plus the LIBOR floor.
(6)	Position or portion thereof unsettled as of September 30, 2014.
(7)	The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(8)	The interest rate on these loans is subject to a base rate plus 6 month LIBOR, which at September 30, 2014 was 0.33%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 6 month LIBOR rate at September 30, 2014, the prevailing rate in effect at September 30, 2014 was the base rate plus the LIBOR floor.
(9)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.
(10)	In addition to the interest earned based on the stated rate of this loan, the Company may be entitled to receive additional interest as a result of its arrangement with other lenders in a syndication.
(11)	As defined in the Investment Company Act of 1940, the investment is deemed to be an “Affiliated person” of the Company because the Company owns, either directly or indirectly, 5% or more of the portfolio company’s outstanding voting securities. See Note 9 “Significant Agreements and Related Parties”.
(12)	In addition to the non-voting shares, the company holds 3,745,909 shares of voting securities in an affiliated entity with zero cost and zero value.
(13)	In addition to the non-voting shares, the company holds 972,919 shares of voting securities in an affiliated entity with zero cost and zero value.
(14)	Non-income producing security.
(15)	The rate shown is the annualized seven-day yield as of September 30, 2014.

L     – LIBOR

PIK – Payment-In-Kind

See notes to unaudited financial statements.

GOLDMAN SACHS BDC, INC.

Schedule of Investments

December 31, 2013

Portfolio Company	Industry	Interest	Maturity	Par Amount	Cost	Fair Value
Investments at Fair Value – 81.18%*
Corporate Debt – 81.18%
1st Lien/Senior Secured Debt – 34.53%
Artesyn Escrow, Inc.(1)	Electronic Equipment, Instruments & Components	9.75%	10/15/2020	$20,000	$20,000	$21,100
Bolttech Mannings, Inc.(2)	Commercial Services & Supplies	L+7.75% (1.00% Floor)	12/21/2018	—	—	—
Bolttech Mannings, Inc.(3)	Commercial Services & Supplies	L+8.96% (1.00% Floor)	12/21/2018	33,000	32,243	32,241
Convergeone Holdings Corp.	Communications Equipment	L+8.00% (1.25% Floor)	05/08/2019	28,121	27,735	27,700
Dispensing Dynamics International	Building Products	12.50%	01/01/2018	15,000	15,367	16,087
Fairpoint Communications, Inc.	Integrated Telecommunication Services	L+6.25% (1.25% Floor)	02/14/2019	19,950	19,586	20,593
Infinity Sales Group	Media	L+10.50% (1.00% Floor)	11/21/2018	50,000	49,020	49,000
Iracore International Holdings, Inc.(1)	Energy Equipment & Services	9.50%	06/01/2018	10,000	10,000	10,500
Liquidnet Holdings, Inc.	Capital Markets	L+8.00% (1.25% Floor)	05/08/2017	24,063	23,934	23,701
Molycorp, Inc.(4)	Diversified Metals & Mining	10.00%	06/01/2020	9,061	8,813	8,948

Total 1st Lien/Senior Secured Debt					206,698	209,870
2nd Lien/Senior Secured Debt – 42.10%
Affordable Care, Inc.	Health Care Providers & Services	L+9.25% (1.25% Floor)	12/26/2019	21,500	21,696	21,500
Answers Corp.	Internet Software & Services	L+10.00% (1.00% Floor)	06/19/2020	20,000	19,601	19,600
EZE Software Group LLC.	Software	L+7.25% (1.25% Floor)	04/05/2021	2,000	2,033	2,030
Global Tel Link Corp.	Diversified Telecommunication Services	L+7.75% (1.25% Floor)	11/23/2020	28,000	27,470	26,320
Highwinds Capital, Inc.	Internet Software & Services	L+12.25% (1.25% Floor)	01/29/2019	55,000	54,223	54,175
Hutchinson Technology, Inc.	Electronic Equipment, Instruments & Components	10.88%	01/15/2017	12,200	11,692	11,986
Learfield Communications, Inc.	Media	L+7.75% (1.00% Floor)	10/09/2021	2,000	1,980	2,040
Orchard Brands Corp.	Internet and Catalog Retail	L+10.00% (1.50% Floor)	06/20/2019	40,000	39,006	39,000
P2 Upstream Acquisition Co.	Software	L+8.00% (1.00% Floor)	04/30/2021	10,000	9,902	10,150
Reddy Ice Group, Inc.	Food Products	L+9.50% (1.25% Floor)	10/01/2019	10,000	9,811	9,650
Securus Technologies, Inc.(5)	Diversified Telecommunication Services	L+7.75% (1.25% Floor)	04/30/2021	20,000	19,784	19,813
TriNet Group, Inc.	Diversified Financial Services	L+7.75% (1.00% Floor)	02/20/2021	21,000	20,588	21,105
Washington Inventory Services	Commercial Services & Supplies	L+9.00% (1.25% Floor)	06/20/2019	18,200	18,536	18,519

Total 2nd Lien/Senior Secured Debt					256,322	255,888
Unsecured Debt – Fixed – 1.17%
Goodrich Petroleum Corp.(4)	Oil, Gas & Consumable Fuels	8.88%	03/15/2019	2,545	2,619	2,653
Lone Pine Resources Inc.(4) (6)	Oil, Gas & Consumable Fuels	10.38%	02/15/2017	7,800	6,907	4,446

Total Unsecured Debt – Fixed					9,526	7,099
Preferred Stock– 3.38%
Crowley Holdings Preferred LLC	Marine	12% (includes 2% PIK)		20,000	20,000	20,560

Total Preferred Stock					20,000	20,560

Total Investments at Fair Value					$492,546	$493,417

See notes to unaudited financial statements.

GOLDMAN SACHS BDC, INC.

	Shares	Cost	Fair Value
Investments in Affiliated Money Market Fund – 19.83%*
Goldman Sachs Financial Square Government Fund, 0.01%(7)	120,518,281	$120,518	$120,518

Total Investments in Affiliated Money Market Fund		$120,518	$120,518

TOTAL INVESTMENTS – 101.01%		$613,064	$613,935

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.01%)			$(6,150)

NET ASSETS – 100.00%			$607,785

*	Percentages are based on net assets
(1)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At December 31, 2013, the aggregate fair value of these securities is $31,600 or 5.20% of the Company’s net assets.
(2)	Unfunded loan commitments. See Note 5 “Commitments”.
(3)	Loan is structured as a Last Out First Lien, and reflects the yield on the date presented.
(4)	The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The company may not acquire any non-qualifying asset unless, at the time of acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(5)	Position or portion thereof unsettled as of December 31, 2013.
(6)	Investment is currently in default and/or non-income producing.
(7)	The rate shown is the annualized seven-day yield as of December 31, 2013.

L     – LIBOR

PIK – Payment-In-Kind

See notes to unaudited financial statements.

GOLDMAN SACHS BDC, INC.

Notes to Financial Statements

September 30, 2014 (Unaudited) (in thousands, except share and per share amounts)

1. ORGANIZATION

Goldman Sachs BDC, Inc. (the “Company”) was initially established as Goldman Sachs Liberty Harbor Capital, LLC, a single member Delaware limited liability company (“SMLLC”) on September 26, 2012 and commenced operations on November 15, 2012, with Goldman Sachs Group, Inc. (“Group Inc.”) as its sole member. On March 29, 2013, the Company elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective April 1, 2013, the Company converted from a SMLLC to a corporation (the “Conversion”).

In connection with the Conversion, all membership units were converted to common shares at a ratio of 5.38 common shares to 1 unit. Accordingly, earnings and other per unit data in the accompanying financial statements and related notes give retroactive effect to the Conversion.

The Company’s investment objective is to generate current income and, to a lesser extent, capital appreciation through investments in secured debt, including first lien, first lien/last-out unitranche and second lien debt, unsecured debt, including mezzanine debt and, to a lesser extent, in equities.

Goldman Sachs Asset Management, L.P. (“GSAM”), a Delaware limited partnership and an affiliate of Goldman Sachs & Co. (“Goldman Sachs”), is the investment adviser (the “Investment Adviser”) of the Company.

On March 29, 2013, the Company filed a registration statement on Form N-2 (File No. 333-187642) with the Securities and Exchange Commission (“SEC”) (which has been subsequently amended) related to an initial public offering of the Company’s common stock. The timing of the Company’s initial public offering is uncertain. The SEC has not declared this registration statement effective and common stock may not be sold, nor may offers to buy the common stock be accepted, prior to the time this registration statement becomes effective.

2. SIGNIFICANT ACCOUNTING POLICIES

A. Basis of Presentation — The Company’s functional currency is United States dollars and these financial statements have been prepared in that currency. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to Regulation S-X. This requires the Company to make certain estimates and assumptions that may affect the amounts reported in the financial statements and accompanying notes. These financial statements reflect adjustments, which in the opinion of the Company are necessary for the fair statement of the results for the period presented. Actual results may differ from the estimates and assumptions included in the financial statements.

B. Revenue Recognition — The Company records its investment transactions on a trade date basis. Realized gains and losses are based on the specific identification method.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discount and premiums to par value on investments purchased are accreted/amortized into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount and market discounts or premiums are capitalized and amortized into interest income using the effective interest method and straight-line method, as applicable. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Interest and dividend income are presented net of withholding tax, if any.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Company believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual status.

GOLDMAN SACHS BDC, INC.

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Structuring fees are recorded as other income when earned. Administrative agent fees received by the Company are recorded as other income when the services are rendered.

C. Non-Accrual Loans — Loans or debt securities are placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest generally is reversed when a loan or debt security is placed on non-accrual status. Interest payments received on non-accrual loans or debt securities may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans and debt securities are restored to accrual status when past due principal and interest are paid and, in management’s judgment, are likely to remain current. The Company may make exceptions to this treatment if a loan has sufficient collateral value and is in the process of collection.

D. Investments — The Company carries its investments in accordance with Accounting Standards Codification (“ASC”) 820, Fair Value Measurements (“ASC 820”), issued by the Financial Accounting Standards Board (“FASB”), which defines fair value, establishes a framework for measuring fair value and requires disclosures about fair value measurements. Fair value is generally based on quoted market prices provided by independent pricing services, broker or dealer quotations or alternative price sources. In the absence of quoted market prices, broker or dealer quotations or alternative price sources, investments are measured at fair value as determined by the Board of Directors.

Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material. See Note 6 “Fair Value Measurement”.

The Company expects it will generally invest in illiquid securities, including debt and equity investments, of middle-market companies. The Board of Directors has delegated to the Investment Adviser day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Company’s portfolio investments. Under valuation procedures adopted by the Board of Directors, market quotations are generally used to assess the value of the investments for which market quotations are readily available. The Investment Adviser obtains these market quotations from independent pricing services or at the bid prices obtained from at least two brokers or dealers, if available; otherwise from a principal market maker or a primary market dealer. To assess the continuing appropriateness of pricing sources and methodologies, the Investment Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. If the Board of Directors or Investment Adviser has a bona fide reason to believe any such market quotation does not reflect the fair value of an investment, it may independently value such investments in accordance with valuation procedures for investments for which market quotations are not readily available.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, the valuation procedures adopted by the Board of Directors contemplate a multi-step valuation process each quarter, as described below:

(1)	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

(2)	The Board of Directors also engages independent valuation firms (the “Independent Valuation Advisers”) to provide independent valuations of the investments for which market quotations are not readily available, or are readily available but deemed not reflective of the fair value of an investment. The Independent Valuation Advisers independently value such investments using quantitative and qualitative information provided by the investment professionals of the Investment Adviser as well as any market quotations obtained from independent pricing services, brokers, dealers or market dealers. The Independent Valuation Advisers also provide analyses to support their valuation methodology and calculations. The Independent Valuation Advisers provide an opinion on a final range of values on such investments to the Board of Directors or the Audit Committee. The Independent Valuation Advisers define fair value in accordance with ASC 820 and utilize valuation techniques including the market approach, the income approach or both. A portion of the portfolio will be reviewed on a quarterly basis, and all investments in the portfolio for which market quotations are not readily available, or are readily available, but deemed not reflective of the fair value of an investment, will be reviewed at least annually by an Independent Valuation Adviser;

GOLDMAN SACHS BDC, INC.

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited) (in thousands, except share and per share amounts)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

(3)	The Independent Valuation Advisers’ preliminary valuations are reviewed by the Investment Adviser and the Valuation Oversight Group (“VOG”), a team within the Finance Division of Goldman Sachs. The Independent Valuation Advisers’ valuation ranges are compared to the Investment Adviser’s valuations to ensure the Investment Adviser’s valuations are reasonable. VOG presents the valuations to the Private Investment Sub-Committee of the GSAM Valuation Committee, which is comprised of representatives from GSAM who are independent of the investment making decision process;

(4)	The GSAM Valuation Committee ratifies fair valuations and makes recommendations to the Audit Committee of the Board of Directors;

(5)	The Audit Committee of the Board of Directors reviews valuation information provided by the GSAM Valuation Committee, the Investment Adviser and the Independent Valuation Advisers. The Audit Committee then assesses and supplements, as it deems appropriate, such valuation recommendations; and

(6)	The Board of Directors discusses the valuations and determines the fair value of each of the investments in good faith, based on the inputs of the Investment Adviser, the Independent Valuation Advisers and the Audit Committee.

E. Money Market Funds — Money market investments are valued at amortized cost, which approximates fair value. See Note 9 “Significant Agreements and Related Parties”.

F. Cash — Cash consists of deposits held at a bank and a custodian bank. As of September 30, 2014 and December 31, 2013, the Company held no deposits at a bank, and $7,520 and $7,411, respectively, at a custodian bank.

G. Foreign Currency Translation — Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on the transaction dates.

The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain or loss from investments.

H. Income Taxes — The Company recognizes tax positions in its financial statements only when it is more likely than not that the position will be sustained upon examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized upon settlement. The Company reports any interest expense related to income tax matters in income tax expense, and any income tax penalties under expenses in the Statement of Operations.

The Investment Adviser has reviewed the Company’s tax positions, based on statutes of limitation for tax assessments which may vary by jurisdiction, if applicable, and has concluded that no additional provision for income tax is required in the Company’s financial statements. The Company is subject to potential examination by certain taxing authorities in various jurisdictions. The potential tax liability is also subject to ongoing interpretation of laws and regulations by taxing authorities.

Prior to the Conversion, the Company was a SMLLC which was disregarded for U.S. tax purposes. As a disregarded entity, the Company was considered a branch of its member (a “C” corporation for income tax purposes) and therefore the Company accrued U.S. federal and various state and local income taxes as if it were also a “C” corporation. The Company was included with its member and subsidiaries in the consolidated corporate federal tax return as well as consolidated/combined state and local tax returns. The Company computed its tax liability on a modified separate company basis and the member funded any expense directly. The liability associated with the tax expense recorded in the Statement of Operations is recorded as a deemed contribution.

Effective April 1, 2013, the Company converted from a SMLLC into a corporation for U.S. tax purposes, and has elected to be treated, and intends to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, commencing with its taxable year ended on December 31, 2013. As a RIC, the Company is not subject to corporate-

GOLDMAN SACHS BDC, INC.

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

level U.S. federal income taxes on any net ordinary income or capital gains that the Company distributes to shareholders as dividends if certain source of income, distribution and asset diversification requirements are met. The Company’s conversion from a SMLLC to a RIC was considered a taxable event.

In order for the Company not to be subject to federal excise taxes, it must distribute annually at least 98% of its ordinary income and 98.2% of its net capital gains from the current year and any undistributed ordinary income and net capital gains from preceding years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% excise tax on this income. If the Company chooses to do so, this generally would increase expenses and reduce the amount available to be distributed to shareholders. The Company will accrue excise tax on estimated undistributed taxable income as required.

Dividends from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with GAAP. The Company may pay dividends in excess of its taxable net investment income. This excess would be a tax-free return of capital in the period and reduce the shareholder’s tax basis in its shares. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in excess of par or accumulated net realized gain (loss), as appropriate, in the period that the differences arise. Book and tax basis differences relating to shareholder dividends and distributions and other permanent book and tax differences are reclassified among the Company’s capital accounts. Temporary and permanent differences are primarily attributable to differences in the tax treatment of certain loans and the tax characterization of income and non-deductible expenses. These differences are generally determined in conjunction with the preparation of the Company’s annual RIC tax return.

I. Organization and Offering Costs — Organization costs consist primarily of legal, incorporation and accounting fees incurred in connection with the organization of the Company and the Conversion described in Note 1, “Organization”. Organization costs are expensed as incurred.

Offering costs consist primarily of fees and expenses incurred in connection with the offering of shares, including legal, underwriting, printing and other costs, as well as costs associated with the preparation and filing of applicable registration statements. Upon the issuance of shares, offering costs will be offset against proceeds of the offering in paid-in capital in excess of par.

The Investment Adviser has agreed to reimburse the Company for organization and private placement offering costs in excess of $1,250.

3. EARNINGS PER SHARE

The following information sets forth the computation of basic and diluted earnings per share for the three and nine months ended September 30, 2014 and September 30, 2013.

	Three months ended September 30, 2014	Three months ended September 30, 2013	Nine months ended September 30, 2014	Nine months ended September 30, 2013
Numerator for basic and diluted — increase in net assets resulting from operations after tax	$11,255	$5,117	$33,146	$8,163
Denominator for basic and diluted — weighted average shares outstanding	29,461,726	30,639,824	29,844,602	21,548,866
Basic and diluted earnings per share	$0.38	$0.17	$1.11	$0.38

Diluted earnings per share equals basic earnings per share because there were no common stock equivalents outstanding during the periods.

GOLDMAN SACHS BDC, INC.

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited) (in thousands, except share and per share amounts)

4. INVESTMENTS

Investments consisted of the following:

	September 30, 2014		December 31, 2013
Investment Type	Cost	Fair Value	Cost	Fair Value
1st Lien/Senior Secured Debt	$283,256	$281,417	$174,455	$177,629
1st Lien/Last-Out Unitranche[1]	150,657	150,267	32,243	32,241
2nd Lien/Senior Secured Debt	360,845	364,144	256,322	255,888
Unsecured Debt—Fixed	—	—	9,526	7,099
Preferred Stock	25,101	27,802	20,000	20,560
Common Stock	4,446	802	—	—

Total Investments	$824,305	$824,432	$492,546	$493,417

[1]	Included in first lien senior secured debt as of December 31, 2013.

The industry composition of the portfolio at fair value was as follows:

Industry	September 30, 2014	December 31, 2013
Diversified Telecommunication Services	12.4%	9.3%
Internet Software & Services	11.5	15.0
Professional Services	10.1	—
Auto Components	7.2	—
Electronic Equipment, Instruments & Components	7.0	6.7
Aerospace & Defense	5.5	—
Air Freight & Logistics	5.4	—
Internet and Catalog Retail	4.7	7.9
Media	4.3	10.3
Commercial Services & Supplies	4.3	10.2
Specialty Retail	3.6	—
Oil, Gas & Consumable Fuels	3.3	1.4
Capital Markets	3.3	4.8
Food Products	3.2	2.0
Building Products	3.2	3.3
Health Care Providers & Services	2.6	4.4
Marine	2.5	4.2
Software	1.2	2.5
Diversified Financial Services	1.2	4.3
Communications Equipment	1.2	5.6
Leisure Equipment & Products	1.2	—
Energy Equipment & Services	1.1	2.1
Integrated Telecommunication Services	—	4.2
Diversified Metals & Mining	—	1.8

Total	100.0%	100.0%

GOLDMAN SACHS BDC, INC.

4. INVESTMENTS (continued)

The geographic composition of the portfolio at fair value was as follows:

Geographic	September 30, 2014	December 31, 2013
United States	99.0%	99.1%
Canada	1.0	0.9

Total	100.0%	100.0%

Senior Credit Fund:

Effective July 18, 2014, the Company has agreed to co-invest with The Regents of the University of California (“Cal Regents”) through Senior Credit Fund, LLC (“Senior Credit Fund”), an unconsolidated Delaware limited liability company. The purpose of the Senior Credit Fund is to invest primarily in senior secured debt investments in middle-market companies. The Senior Credit Fund is managed by a six member board of managers, on which the Company and Cal Regents each have equal representation. Investment decisions generally must be unanimously approved by a quorum of the board of managers. The Company and Cal Regents each have 50% economic ownership of Senior Credit Fund and each have subscribed to fund $100 million, of which none was called and contributed as of September 30, 2014.

5. COMMITMENTS

The Company had the following unfunded commitments by type of investment:

Unfunded Commitments	September 30, 2014	December 31, 2013
1st Lien/Senior Secured Debt	$16,034	$15,000
2nd Lien/Senior Secured Debt	9,800	—

Total Unfunded Commitments	$25,834	$15,000

As of September 30, 2014, the negative fair value of $(100) was reflected as investments, at fair value in the Statement of Assets and Liabilities. The negative fair value is the result of the capitalized discount on the loan.

6. FAIR VALUE MEASUREMENT

The fair value of a financial instrument is the amount that would be received to sell an asset or would be paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price).

The fair value hierarchy under ASC 820 prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities. The three levels of the fair value hierarchy are as follows:

Basis of Fair Value Measurement

Level 1 — Inputs to the valuation methodology are quoted prices available in active markets for identical instruments as of the reporting date. The type of financial instruments included in Level 1 include unrestricted securities, including equities and derivatives, listed in active markets.

Level 2 — Inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. The type of financial instruments in this category includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities and certain over-the-counter derivatives where the fair value is based on observable inputs.

GOLDMAN SACHS BDC, INC.

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited) (in thousands, except share and per share amounts)

6. FAIR VALUE MEASUREMENT (continued)

Level 3 — Inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category include investments in privately held entities and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Note 2 “Significant Accounting Policies” should be read in conjunction with the information outlined below.

The table below presents the valuation techniques and the nature of significant inputs generally used in determining the fair value of Level 2 Instruments.

Level 2 Instruments	Valuation Techniques and Significant Inputs
Equity and Fixed Income

The types of instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency include commercial paper, most government agency obligations, most corporate debt securities, certain mortgage-backed securities, certain bank loans, less liquid publicly listed equities, certain state and municipal obligations, certain money market instruments and certain loan commitments.

Valuations of Level 2 Equity and Fixed Income instruments can be verified to quoted prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. Consideration is given to the nature of the quotations (e.g. indicative or firm) and the relationship of recent market activity to the prices provided from alternative pricing sources.

The table below presents the valuation techniques and the nature of significant inputs generally used in determining the fair values of Level 3 Instruments.

Level 3 Instruments	Valuation Techniques and Significant Inputs
Bank Loans, Corporate Debt, and Other Debt Obligations	Valuations are generally based on discounted cash flow techniques, for which the significant inputs are the amount and timing of expected future cash flows, market yields and recovery assumptions. The significant inputs are generally determined based on relative value analyses, which incorporate comparisons both to credit default swaps that reference the same underlying credit risk and to other debt instruments for the same issuer for which observable prices or broker quotes are available. Other valuation methodologies are used as appropriate including but not limited to market comparables, transactions in similar instruments and recovery/liquidation analysis.

Equity

Recent third-party investments or pending transactions are considered to be the best evidence for any change in fair value. When these are not available, the following valuation methodologies are used, as appropriate and available:

    •   Transactions in similar instruments

    •   Discounted cash flow techniques

    •   Third party appraisals

    •   Industry multiples and public comparables

Evidence includes recent or pending reorganizations (for example, merger proposals, tender offers and debt restructurings) and significant changes in financial metrics, including:

    •   Current financial performance as compared to projected performance

    •   Capitalization rates and multiples

    •   Market yields implied by transactions of similar or related assets

GOLDMAN SACHS BDC, INC.

6. FAIR VALUE MEASUREMENT (continued)

The tables below present the ranges of significant unobservable inputs used to value the Company’s Level 3 assets and liabilities. These ranges represent the significant unobservable inputs that were used in the valuation of each type of instrument, but they do not represent a range of values for any one instrument. For example, the lowest yield in 1st Lien/Senior Secured is appropriate for valuing that specific debt investment, but may not be appropriate for valuing any other debt investments in this asset class. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of, fair value measurements of the Company’s Level 3 assets and liabilities.

Level 3 Instruments	Level 3 Assets as of September 30, 2014[1]	Significant Unobservable Inputs by Valuation Techniques[2]	Range[3] of Significant Unobservable Inputs (Weighted Average4) as of September 30, 2014
Bank Loans, Corporate Debt, and Other Debt Obligations	1st Lien/Senior Secured $117,720	Discounted cash flows: • Discount Rate	8.5% - 14%(12.1%)
	1st Lien/Last-Out Unitranche $76,692	Discounted cash flows: • Discount Rate	11% - 13.2%(12.3%)
	2nd Lien/Senior Secured $155,065	Discounted cash flows: • Discount Rate	9.2% - 14.6%(13.1%)
Equity	Preferred Stock $27,802	Discounted cash flows: • Discount Rate	10% - 12.6%(12.2%)
		Comparable multiples: • EV/EBITDA • EV/Production	2.7x - 6.9x (4.4x) $31 - $67($46)
	Common Stock $802	Discounted cash flows: • Discount Rate	10.0%
		Comparable multiples: • EV/EBITDA • EV/Production	2.7x - 6.9x (4.4x) $31 - $67($46)

[1]	Included within Level 3 assets of $649,772 is an amount of $271,691 in which the Investment Adviser did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, and prior transactions).
[2]	The fair value of any one instrument may be determined using multiple valuation techniques. For example, market comparable and discounted cash flows may be used together to determine fair value. Therefore, the Level 3 balance encompasses both of these techniques.
[3]	The range for an asset category consisting of a single investment represents the relevant market data considered in determining the fair value of the investment.
[4]	Weighted average for an asset category consisting of multiple investments is calculated by weighting the significant unobservable input by the relative fair value of the investments. Weighted average for an asset category consisting of a single investment represents the significant unobservable input used in the fair value of the investment.

Level 3 Instruments	Level 3 Assets as of December 31, 2013[1]	Significant Unobservable Inputs by Valuation Techniques[2]	Range of Significant Unobservable Inputs (Weighted Average3) as of December 31, 2013
Bank Loans, Corporate Debt, and Other Debt Obligations	2nd Lien/Senior Secured Debt $66,161	Discounted cash flows: • Yield	11.6% - 13.9%(13.5)%
	Unsecured Debt $4,446	Discounted cash flows: • Discount Rate • EV/EBITDA • EV/Production	10.0% 3.2x - 6.2x (4.6x) $18 - $73($42)

[1]	Included within Level 3 assets of $313,003 is an amount of $242,396 for which the Investment Adviser did not develop the unobservable inputs (examples include, but are not limited to, single source broker quotations, third party pricing and prior transactions) for the valuation of such assets and liabilities as of December 31, 2013, and therefore is not presented in the table.
[2]	The fair value of any one instrument may be determined using multiple valuation techniques. For example, market comparable and discounted cash flows may be used together to determine fair value. Therefore, the Level 3 balance encompasses both of these techniques.
[3]	Ranges were determined using a weighted average based upon the fair value of investments in each category.

GOLDMAN SACHS BDC, INC.

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited) (in thousands, except share and per share amounts)

6. FAIR VALUE MEASUREMENT (continued)

As noted above, the income and market approaches were used in the determination of fair value of certain Level 3 assets as of September 30, 2014 and December 31, 2013. The significant unobservable inputs used in the income approach are the discount rate or market yield used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. Significant increases or decreases in the discount rate or market yield would result in a decrease or increase in the fair value. Included in the consideration and selection of discount rates is risk of default, rating of the investment, call provisions and comparable company investments. The significant unobservable inputs used in the market approach are based on market comparable transactions and market multiples of publicly traded comparable companies. Significant increases or decreases in market multiples would result in an increase or decrease in the fair value.

The following is a summary of the Company’s assets categorized within the fair value hierarchy as of September 30, 2014:

Assets	Level 1	Level 2	Level 3	Total
1st Lien/Senior Secured Debt	$—	$82,062	$199,355	$281,417
1st Lien/Last-Out Unitranche	—	—	150,267	150,267
2nd Lien/Senior Secured Debt	—	92,598	271,546	364,144
Preferred Stock	—	—	27,802	27,802
Common Stock	—	—	802	802
Affiliated Money Market Fund	38,568	—	—	38,568

Total assets	$38,568	$174,660	$649,772	$863,000

The following is a summary of the Company’s assets categorized within the fair value hierarchy as of December 31, 2013:

Assets	Level 1	Level 2	Level 3	Total
1st Lien/Senior Secured Debt	$—	$100,929	$108,941	$209,870
2nd Lien/Senior Secured Debt	—	76,832	179,056	255,888
Unsecured Debt — Fixed	—	2,653	4,446	7,099
Preferred Stock	—	—	20,560	20,560
Affiliated Money Market Fund	120,518	—	—	120,518

Total assets	$120,518	$180,414	$313,003	$613,935

GOLDMAN SACHS BDC, INC.

6. FAIR VALUE MEASUREMENT (continued)

The following is a reconciliation of Level 3 assets for the nine months ended September 30, 2014:

Level 3	Beginning Balance as of January 1, 2014	Purchases(1)	Net realized gains (loss)	Net change in unrealized appreciation (depreciation)(2)	Sales and Settlements(1)	Net Amortization of Premium/ Discount	Transfers In	Transfers Out	Ending Balance as of September 30, 2014
1st Lien/Senior Secured Debt	$76,700	$165,051	$(11)	$(1,765)	$(40,870)	$250	$—	$—	$199,355
1st Lien/Last-Out Unitranche	32,241	118,655	—	(388)	(440)	199	—	—	150,267
2nd Lien/Senior Secured Debt	179,056	111,734	—	3,502	(23,145)	399	—	—	271,546
Unsecured Debt — Fixed	4,446	—	—	—	(4,446)	—	—	—	—
Preferred Stock	20,560	5,101	—	2,141	—	—	—	—	27,802
Common Stock	—	4,446	—	(3,644)	—	—	—	—	802

Total assets	$313,003	$404,987	$(11)	$(154)	$(68,901)	$848	$—	$—	$649,772

[1]	Purchases may include securities received in corporate actions and PIK. Sales and Settlements may include securities delivered in corporate actions.
[2]	Change in unrealized appreciation (depreciation) relating to assets still held at September 30, 2014 totaled $(154), consisting of the following: 1st Lien/Senior Secured Debt $(1,765), 1st Lien/Last-Out Unitranche Debt $(388), 2nd Lien/Senior Secured Debt $3,502, Preferred Stock $2,141 and Common Stock $(3,644).

Transfers, if any, between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

The following is a reconciliation of Level 3 assets for the nine months ended September 30, 2013:

Level 3	Beginning Balance as of January 1, 2013	Purchases	Net realized gains (loss)	Net change in unrealized appreciation (depreciation)[1]	Sales and Settlements	Net Amortization of Premium/ Discount	Transfers In	Transfers Out	Ending Balance as of September 30, 2013
1st Lien/Senior Secured Debt	$—	$29,550	$3	$(320)	$(225)	$23	$—	$—	$29,031
2nd Lien/Senior Secured Debt	—	69,835	—	240	—	85	—	—	70,160

Total assets	$—	$99,385	$3	$(80)	$(225)	$108	$—	$—	$99,191

[1]	Change in unrealized appreciation (depreciation) relating to assets still held at September 30, 2013 totaled $(80), consisting of the following: 1st Lien/Senior Secured Debt $(320) and 2nd Lien/Senior Secured Debt $240.

Financial Instruments Not Carried at Fair Value

The fair value of the Company’s debt, which is categorized as Level 3 within the fair value hierarchy as of September 30, 2014, approximates its carrying value. There was no debt outstanding as of September 30, 2013.

7. INDEMNIFICATIONS

In the normal course of business, the Company enters into contracts that provide a variety of general indemnifications. Any exposure to the Company under these arrangements could involve future claims that may be made against the Company. Currently, no such claims exist or are expected to arise and, accordingly, the Company has not accrued any liability in connection with such indemnifications.

GOLDMAN SACHS BDC, INC.

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited) (in thousands, except share and per share amounts)

8. PRIVATE OFFERING AND DIVIDENDS

Common shares were offered at $20 per share in a private placement on April 1, 2013. Thereafter, additional shares were issued at a price per share equal to the net asset value (“NAV”) per share at the time of offering. For the year ended December 31, 2013, the Company closed offerings of 25,260,470 of its common shares in private placements totaling $505,428, of which Group Inc. acquired 701,760 common shares totaling $14,076. In addition to the shares acquired in the private placements, as part of the Conversion, Group Inc. received 5,379,354 common shares of the Company in exchange for its SMLLC units totaling $107,587 as of April 1, 2013. For the nine months ended September 30, 2014, there was no offering of the Company’s common shares in a private placement.

The Company intends to pay quarterly dividends to its shareholders from assets available for distribution. Quarterly dividends, if any, will be determined by the Company’s Board of Directors. All dividends will be subject to available funds, and no assurance can be given that the Company will be able to declare such dividends in future periods.

The following table reflects the Company’s dividends declared on its shares for the nine months ended September 30, 2014:

Date Declared	Record Date	Ex-Date	Payment Date	Amount Per Share
March 28, 2014	March 17, 2014	March 31, 2014	April 30, 2014	$0.33
June 27, 2014	June 17, 2014	June 30, 2014	July 31, 2014	$0.41
September 29, 2014	September 24, 2014	September 30, 2014	October 31, 2014	$0.42

The following table reflects the Company’s dividends declared on its shares for the nine months ended September 30, 2013:

Date Declared	Record Date	Ex-Date	Payment Date	Amount Per Share
July 17, 2013	June 28, 2013	June 28, 2013	July 22, 2013	$0.08
October 17, 2013	September 27, 2013	September 30, 2013	October 21, 2013	$0.19

9. SIGNIFICANT AGREEMENTS AND RELATED PARTIES

Management

The Company has entered into an investment management agreement (as amended, the “Management Agreement”) with the Investment Adviser, pursuant to which the Investment Adviser manages the Company’s investment program and related activities.

The Company pays the Investment Adviser a management fee (the “Management Fee”), accrued monthly and payable quarterly in arrears. The Management Fee is calculated, after making appropriate adjustments for equity capital raises and repurchases, at an annual rate of 1.5% of the Company’s average gross assets (other than cash or investments in money market funds, but including assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters. The Management Fee for any partial month or quarter has been appropriately prorated.

For the three and nine months ended September 30, 2014, Management Fees charged amounted to $2,738 and $6,744, respectively. As of September 30, 2014, $2,738 remained payable. For the three and nine months ended September 30, 2013, Management Fees charged amounted to $1,086 and $2,012, respectively.

Incentive Fees

The Incentive Fee (“Fee”) is calculated pursuant to the Amended and Restated Investment Management Agreement, effective as of April 1, 2013, which is a modification from the method applied up to March 31, 2013.

The Company calculates the Incentive Fee on:

i)	income

ii)	capital gains

GOLDMAN SACHS BDC, INC.

9. SIGNIFICANT AGREEMENTS AND RELATED PARTIES (continued)

Quarterly Incentive Fees Based on Income. The Company accrues monthly and pays the Investment Adviser a quarterly Fee based on the amount by which (A) aggregate net investment income in respect of the relevant trailing four quarters (“Ordinary Income”) less the amount of any net realized and unrealized capital loss (“Adjusted Ordinary Income”) exceeds (B) the quarterly hurdle of 1.75% (7% annualized) of the Company’s net asset value at the beginning of the trailing four quarters after making appropriate adjustments for subscriptions and distributions (“Adjusted Net Asset Value”). The trailing four quarter period is the Company’s current quarter and the three preceding quarters or the appropriate portion in the Company’s first and last year. The amount of the excess of (A) over (B) is referred to as the “Excess Income Amount”. Net investment income is net of all fees and expenses, including the Management Fee, but excluding any Fee expense.

The Fee for a quarter equals 100% of the trailing four quarters’ Excess Income Amount until the Company’s Adjusted Ordinary Income exceeds an annualized hurdle rate of 8.75% of the Company’s Adjusted Net Asset Value. Thereafter, the Fee for the quarter will equal 20% of the trailing four quarters’ remaining Excess Income Amount. The Fee paid to the Investment Adviser for a quarter equals the excess of the calculated Fee less the cumulative amount of such Fees paid in the preceding three quarters.

Annual Incentive Fees Based on Capital Gains. Annually, the Company pays the Investment Adviser a Fee equal to (A) 20% of net realized capital gains and unrealized capital depreciation, from April 1, 2013 until the end of the year less (B) the cumulative amount of such Fees paid to the Investment Adviser from April 1, 2013.

The Fee for each annual period is limited to the amount by which the Ordinary Income (reduced by the Fee based on income for the period) plus/minus net capital gain/loss for the period exceeds the annual hurdle of 7%.

Unrealized capital appreciation is excluded from the calculation in (A) above, however, the Company, in accordance with GAAP, accrues, but does not pay, that part of the Fee relating to unrealized capital appreciation. There can be no assurance that such unrealized capital appreciation will be realized in the future.

For the three and nine months ended September 30, 2014, the Company accrued Incentive Fees based on income of $1,495 and $1,495, respectively. As of September 30, 2014, $1,495 remained payable. For the three and nine months ended September 30, 2013, the Company accrued Incentive Fees based on income of $0 and $340, respectively. For the three and nine months ended September 30, 2014 and September 30, 2013, the Company did not accrue Incentive Fees based on Capital Gains.

The calculation of the Fee, pursuant to the Management Agreement, has been modified from the method used prior to the Conversion.

Prior to Conversion, the Company paid the Investment Adviser a Fee in two parts:

The first part of the Fee was accrued monthly and paid quarterly in arrears based on the Company’s pre-Incentive Fee net investment income for the immediately preceding calendar quarter. The Company paid the Investment Adviser with respect to the Company’s pre-Incentive Fee net investment income in each calendar quarter as follows: (1) no Fee in any calendar quarter in which the Company’s pre-Incentive Fee net investment income did not exceed 1.75% (7% annualized) of the Company’s net asset value at the beginning of the quarter after making appropriate adjustments for subscriptions and redemptions; (2) 100% of the Company’s pre-Incentive Fee net investment income with respect to that portion of such pre-Incentive Fee net investment income, if any, that exceeds 1.75% (7% annualized) but did not exceed 2.1875% (8.75% annualized) of the Company’s net asset value at the beginning of the quarter after making appropriate adjustments in any calendar quarter; and (3) 20% of the amount of the Company’s pre-Incentive Fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

The second part of the Fee (the “Capital Gains Fee”) was payable in arrears as of the end of each calendar year and was calculated at the end of each applicable year by subtracting (A) the sum of the Company’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (B) the Company’s cumulative aggregate realized capital gains, in each case calculated from the date of the Company’s formation. If such amount was positive at the end of such year, then the Capital Gains Fee for such year was equal to 20% of such amount attributable to the units, less the aggregate amount of Capital Gains Fees attributable to the units paid in all prior years. If such amount was negative, then there was not a Capital Gains Fee for such year.

Financing

On September 19, 2013, the Company entered into a revolving credit facility, (the “Credit Facility”), with various lenders. SunTrust Bank, one of the lenders, also serves as administrative agent under the Credit Facility. The Credit Facility provides for borrowings in an aggregate amount up to $340,000 on a committed basis.

GOLDMAN SACHS BDC, INC.

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited) (in thousands, except share and per share amounts)

9. SIGNIFICANT AGREEMENTS AND RELATED PARTIES (continued)

The Company’s obligations to the lenders are secured by a first priority security interest in substantially the entire portfolio of investments and cash. The Credit Facility contains certain covenants, including, but not limited to: (i) maintaining a minimum shareholder’s equity of $400,000, subject to increase pending certain equity sales, (ii) maintaining an asset coverage ratio of at least 2 to 1, and (iii) maintaining a minimum liquidity test of at least 15% of the covered debt amount during any period when the adjusted covered debt balance is greater than 85% of the adjusted borrowing base, as defined in the Credit Facility. As of September 30, 2014, the Company was in compliance with these covenants.

Borrowings under the Credit Facility, including amounts drawn in respect of letters of credit, bear interest (at the Company’s annual election) of either (i) London Interbank Offered Rate (“LIBOR”) plus 2.50% with no LIBOR floor or (ii) 1.50% plus an alternate base rate based on the highest of the Prime Rate, Federal Funds Rate plus 0.5% or overnight LIBOR plus 1.0%. The Company pays an unused commitment fee of 0.375% per annum and a fee per annum equal to the then-applicable LIBOR margin on the face amount of outstanding undrawn letters of credit, payable quarterly in arrears. Interest is payable quarterly in arrears. Any amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest will be due and payable, on September 19, 2017.

Costs of $3,923 were incurred in connection with obtaining the Credit Facility, which have been recorded as deferred financing costs on the Statement of Assets and Liabilities and are being amortized over the life of the Credit Facility.

In accordance with the Investment Company Act, with certain exceptions, the Company is only allowed to borrow amounts such that its asset coverage ratio, as defined in the Investment Company Act, is at least 2 to 1 after such borrowing. As of September 30, 2014, there was $237,000 of outstanding borrowings under the Credit Facility; and the Company’s asset coverage ratio was 3.48 to 1. There were no borrowings outstanding under the Credit Facility as of December 31, 2013. The components of the Credit Facility expenses for the three and nine months ended September 30, 2014 and September 30, 2013 were as follows:

	Three months ended September 30, 2014	Three months ended September 30, 2013	Nine months ended September 30, 2014	Nine months ended September 30, 2013
Borrowing interest expense	$845	$—	$921	$—
Facility fees	258	43	888	43
Amortization of financing costs	252	33	750	33

Total	$1,355	$76	$2,559	$76

Weighted average interest rate	2.69%	—	2.69%	—
Average outstanding balance	122,652	—	45,114	—

Affiliates

At September 30, 2014 and December 31, 2013, affiliates of Goldman Sachs owned 25.85% and 25.78%, respectively, of the outstanding shares of the Company.

A summary of the Company’s investments in affiliated investments for the nine months ended September 30, 2014, was as follows:

	Fair Value as of December 31, 2013	Purchases(2)	Sales(2)	Change in Unrealized Gains (Losses)	Fair Value as of September 30, 2014	Dividend Income
Goldman Sachs Financial Square Government Fund (1)	$120,518	$304,070	$386,020	$—	$38,568	$3
Lone Pine Resources CDA, Ltd. (Preferred Stock)	—	4,791	—	2,701	7,492	—
Lone Pine Resources CDA, Ltd. (Common Stock)	—	4,446	—	(3,644)	802	—

(1)	Fund advised by an affiliate of Goldman Sachs.
(2)	Purchases may include securities received in corporate actions and PIK. Sales may include securities delivered in corporate actions.

GOLDMAN SACHS BDC, INC.

9. SIGNIFICANT AGREEMENTS AND RELATED PARTIES (continued)

A summary of the Company’s investments in the affiliated investments for the year ended December 31, 2013, was as follows:

	Fair Value as of December 31, 2012	Purchases	Sales	Change in Unrealized Gains (Losses)	Fair Value as of December 31, 2013	Dividend Income
Goldman Sachs Financial Square Government Fund (1)	$500	$577,518	$457,500	$—	$120,518	$18

(1)	Fund advised by an affiliate of Goldman Sachs.

Administration and Custodian Fees

The Company has entered into an administration agreement with State Street Bank and Trust Company (the “Administrator”) under which the Administrator provides various accounting and administrative services to the Company. Administrative services may include maintenance of the Company’s books and records, processing of investor transactions, calculation of the NAV and payments of the Company’s fees and expenses. To the extent that the Administrator outsources any of its functions, the Administrator will pay any compensation associated with such functions. The Administrator also serves as the Company’s custodian (the “Custodian”) and sub-transfer agent.

For the three and nine months ended September 30, 2014, the Company incurred expenses for services provided by the Administrator and the Custodian of $192 and $610, respectively. As of September 30, 2014, $304 remained payable. For the three and nine months ended September 30, 2013, the Company incurred expenses for services provided by the Administrator and the Custodian of $126 and $315, respectively.

Transfer Agent Fees

Goldman Sachs serves as the Company’s transfer agent (“Transfer Agent”) and dividend agent. Prior to the Conversion, International Fund Services was the Transfer Agent. For the three and nine months ended September 30, 2014, the Company incurred expenses for services provided by the Transfer Agent of $3 and $9, respectively. As of September 30, 2014, $12 remained payable. For the three and nine months ended September 30, 2013, the Company incurred expenses for services provided by the Transfer Agent of $3 and $6, respectively.

Reimbursement of Organization and Offering Costs

The Investment Adviser has agreed to reimburse the Company for organization and private placement offering costs in excess of $1,250. For the nine months ended September 30, 2014, the Company incurred $10 of private placement offering costs. The total amount of organization and private placement offering costs to be reimbursed as of September 30, 2014 was $791. For the nine months ended September 30, 2013, the Company incurred $2,086 of organization and private placement offering costs.

10. SHARE REPURCHASE OFFERS

Each quarter, beginning with the calendar quarter ended December 31, 2013, the Board of Directors, in its sole discretion, will determine the number of shares, if any, that the Company will offer to repurchase (the “Repurchase Offer Amount”). The quarterly Repurchase Offer Amount can be up to 5% of the total number of shares outstanding on the date by which a shareholder can tender their shares in response to the Company’s offer to repurchase shares (“Repurchase Offer”). The Company will repurchase shares at NAV per share of the Company at the end of the quarter.

GOLDMAN SACHS BDC, INC.

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited) (in thousands, except share and per share amounts)

10. SHARE REPURCHASE OFFERS (continued)

For the nine months ended September 30, 2014, the Company extended the following Repurchase Offers:

Repurchase Request Deadline	Percentage of Outstanding Shares the Company Offered to be Repurchased	Amount of Shares the Company Offered to Repurchase	Number of Shares Tendered
March 18, 2014	5%	1,519,506	687,748
June 18, 2014	5%	1,485,118	240,166
September 25, 2014	2%	589,244	43,645

There were no Repurchase Offers for the nine months ended September 30, 2013.

11. TAX INFORMATION

As of September 30, 2014, the Company’s aggregate unrealized appreciation and depreciation on investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$862,873
Gross unrealized appreciation	$9,064
Gross unrealized depreciation	$(8,937)
Net unrealized investment appreciation on investments	$127

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance on the accounting for and disclosure of uncertainty in tax position. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Based on its analysis of its tax position, the Company has concluded that it does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740.

The March 31, 2013 effective tax rate of 39.3% differs from statutory rates due principally to state and local taxes. Net tax expense of $1,070 for the nine months ended September 30, 2013 is comprised of a current tax expense of $375 resulting from net investment income and deferred tax expense of $695 resulting from unrealized and realized gains.

12. OTHER RISKS

The Company’s investing activities expose it to various types of risk that are associated with the financial instruments and markets in which it invests. The significant types of financial risks to which the Company is exposed are market risk and credit risk.

A. Market Risk — Market risk encompasses the potential for both losses and gains and includes interest rate risk and price risk. The Company’s market risk management strategy is driven by the Company’s investment objective.

i. Interest Rate Risk — The Company invests in fixed income securities. Any change to the interest rates relevant for particular securities may result in the Investment Adviser being unable to secure similar returns on the expiration of contracts or the sale of securities. In addition, changes to prevailing rates or changes in expectations of future rates may result in an increase or decrease in the value of the securities held. In general, if interest rates rise, the value of the debt securities will decline. A decline in interest rates will in general have the opposite effect.

GOLDMAN SACHS BDC, INC.

12. OTHER RISKS (continued)

ii. Price Risk — Price risk is the risk that the value of the instrument will fluctuate as a result of changes in market prices, whether caused by factors specific to an individual investment, or its issuer, or by any factor affecting financial instruments traded in the market. As the Company’s financial instruments are carried at fair value with fair value changes recognized in the Statement of Operations, all changes in market conditions will directly affect net assets.

B. Credit Risk — Credit risk is the risk that a counterparty to or an issuer of a financial instrument will cause a financial loss to the other party by failing to discharge an obligation.

Debt securities are subject to the risk of the issuer’s or a guarantor’s inability to meet principal and interest payments on its obligations and are subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. The Company may invest in non-investment grade and unrated securities. Non-investment grade debt securities have historically experienced greater default rates than investment grade securities.

13. FINANCIAL HIGHLIGHTS

Below is the schedule of financial highlights of the Company for the nine months ended September 30, 2014 and September 30, 2013:

	For the nine months ended September 30, 2014	For the nine months ended September 30, 2013
Per Share Data:(1)
Net asset value, beginning of period	$20.00	$19.37
Net investment income (loss)	1.18	0.43
Net realized and unrealized gains (losses)	(0.07)	0.44

Net increase (decrease) in net assets resulting from operations	1.11	0.87 (2)

Dividends declared from:(3)
Net investment income	(1.16)	(0.27)
Offering costs	—	(0.06)

Net asset value, end of period	$19.95	$19.91

Shares outstanding, end of period	29,418,555	30,639,824
Total return(4)(5)	5.64%	4.19%
Ratio/Supplemental Data (all amounts in thousands except ratios):
Net assets, end of period	$587,044	$610,027
Ratio of total expenses to average net assets(6)	2.89%	1.26%
Ratio of net investment income to average net assets(6)	8.02%	2.94%
Ratio of interest and credit facility expenses to average net assets(6)	0.57%	0.02%
Ratio of incentive fees to average net assets(5)	0.25%	0.08%
Ratio of net expenses to average net assets(6)	2.89%	1.17%
Portfolio turnover	21%	11%

(1)	The per share data was derived by using the weighted average shares outstanding during the applicable period.
(2)	Includes the effect of income tax expense and the related deemed contribution.
(3)	The per share data for dividends declared reflects the actual amount of dividends declared per share for the applicable period.
(4)	The total return is calculated by taking the increase or decrease in net asset value per share, adding dividends per share declared during the period, assuming dividend reinvestment prices based on the net asset value per share on ex-date, and dividing by the beginning net asset value per share.
(5)	Not annualized.
(6)	Annualized except for Incentive Fees and certain operating expenses.

GOLDMAN SACHS BDC, INC.

Notes to Financial Statements (continued)

September 30, 2014 (Unaudited) (in thousands, except share and per share amounts)

14. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through November 12, 2014, the date the unaudited financial statements were available to be issued. Other than the item discussed below, the Company has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

In October 2014, the Company and Cal Regents each contributed $25 million to the Senior Credit Fund.

In October 2014, the Company entered into an amendment to the Credit Facility to, among other things, increase the amount of the Credit Facility from $340 million to $485 million and extend the maturity to October 2019.

In October 2014, the Company sold seven investments to the Senior Credit Fund, in aggregate for approximately $98 million.

ANNEX A

Effective: April 2014

GSAM Proxy Voting Guidelines Summary

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Client Accounts (“Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

A. US proxy items:

1.	Operational Items	page 1
2.	Board of Directors	page 2
3.	Executive Compensation	page 4
4.	Proxy Contests and Access	page 7
5.	Shareholder Rights and Defenses	page 7
6.	Mergers and Corporate Restructurings	page 8
7.	State of Incorporation	page 8
8.	Capital Structure	page 9
9.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	page 9

B. Non-U.S. proxy items:

1.	Operational Items	page 11
2.	Board of Directors	page 12
3.	Compensation	page 14
4.	Board Structure	page 15
5.	Capital Structure	page 15
6.	Mergers and Corporate Restructurings & Other	page 17
7.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	page 17

U.S. Proxy Items

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1.	Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

2.	Board of Directors

The Board of Directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities. When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders. General definitions are as follows:

•	Inside Director

•	Employee of the company or one of its affiliates

•	Among the five most highly paid individuals (excluding interim CEO)

•	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934

•	Current interim CEO

•	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)

•	Affiliated Outside Director

•	Board attestation that an outside director is not independent

•	Former CEO or other executive of the company within the last 3 years

•	Former CEO or other executive of an acquired company within the past three years

•	Independent Outside Director

•	No material connection to the company other than a board seat

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a disclosed valid excuse for each of the last two years;

•	Sit on more than six public operating and/or holding company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors above) in the case of operating and/or holding companies when:

•	The Inside Director or Affiliated Outside Director serves on the Audit, Compensation, or Nominating Committees (vote against Affiliated Outside Directors only for nominating committee);

•	The company lacks an Audit or Compensation Committee so that the full board functions as such committees and Insider Directors are participating in voting on matters that independent committees should be voting on;

•	The full board is less than majority independent (in this case withhold from Affiliated Outside Directors); at controlled companies, GSAM will first vote against the election of an Inside Director, other than the CEO or chairperson or second, against a nominee that is affiliated with the controlling shareholder or third, vote against a nominee affiliated with the company for any other reason.

Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent chairman or lead director in cases of a classified board and members of appropriate committee are not up for reelection). Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);

•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied; or

•	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Two-thirds independent board;

•	All independent “key” committees (audit, compensation and nominating committees); or

•	Established, disclosed governance guidelines.

Shareholder proposal regarding board declassification

GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.

GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting in the case of operating and holding companies unless:

•	The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

3.	Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals; or

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Reasons to vote AGAINST the equity plan could include the following factors:

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•	The plan is a vehicle for poor pay practices; or

•	There is more than one problematic feature of the plan, which could include one of the following calculations materially exceeding industry group metrics (i) the company’s three year burn rate or (ii) Shareholder Value Transfer (SVT).

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST shareholder or management proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general more than one factor will need to be present in order to warrant a vote AGAINST.

Pay-for-Performance Disconnect:

•	GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

Additional Factors Considered Include:

•	Boards responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Excessive pledging or hedging of stock by executives;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

•	Extraordinary relocation benefits;

•	Internal pay disparity;

•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives; and

•	Long-term equity-based compensation is 100% time-based.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;

•	Limits on employee contributions;

•	Company matching contributions; and

•	Presence of a discount on the stock price on the date of purchase.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing;

•	If it is a value-for-value exchange;

•	If surrendered stock options are added back to the plan reserve;

•	Option vesting;

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote FOR annual frequency.

Stock retention holding period

Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

4.	Proxy Contests and Access

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Likelihood that the Board will be productive as a result;

•	Stock ownership positions.

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.

GSAM may support proxy access as an important right for shareholders of operating and holding companies and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (GSAM will not support if the ownership threshold is less than 3%);

•	The maximum proportion of directors that shareholders may nominate each year (GSAM will not support if the proportion of directors is greater than 25%);

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations; and

•	The governance of the company in question.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5.	Shareholders Rights & Defenses

Shareholder Ability to Act by Written Consent

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

In the case of operating and holding companies, generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, do not support shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

In the case of operating and holding companies, vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

7.	State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•	Whether the company has the following good governance features:

•	Majority independent board;

•	Independent key committees;

•	An annually elected board;

•	A majority vote standard in uncontested director elections;

•	The absence of a poison pill, unless the pill was approved by shareholder; and/or

•	Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.

8.	Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:

•	Past Board performance;

•	The company’s use of authorized shares during the last three years;

•	One- and three-year total shareholder return;

•	The board’s governance structure and practices;

•	The current request;

•	Disclosure in the proxy statement of specific reasons for the proposed increase;

•	The dilutive impact of the request as determined through an allowable increase, which examines the company’s need for shares and total shareholder returns; and

•	Risks to shareholders of not approving the request.

9.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include, among others, reports asking for details on 1) employee labor and safety policies; 2) impact on the environment of the company’s oil sands or fracturing operations; 3) water-related risks or 4) societal impact of products manufactured.

When evaluating social and environmental shareholder proposals the following factors are generally considered:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to social, economic, and environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•	The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on proposals that call for the adoption of Greenhouse Gas (“GHG”) reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs;

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

GSAM will not necessarily vote for the proposal merely to encourage further disclosure of trade association or lobbying spending.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report or implementation of a policy on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Non-U.S. Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation; non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director Elections

Vote FOR management nominees taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards. or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the Board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

•	Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•	Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3.	Compensation

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4.	Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	2/3 independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5.	Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6.	Mergers and Corporate Restructuring & Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or not benefit.

7.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Please refer to page 9 for our current approach to these important topics

Through and including             (25 days after the date of the prospectus), all dealers that effect transactions in our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

SHARES

GOLDMAN SACHS BDC, INC.

PROSPECTUS

        , 2015

BofA Merrill Lynch

Goldman Sachs & Co.

Morgan Stanley

Citigroup

Credit Suisse

Wells Fargo Securities

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1) Financial Statements

The following financial statements are provided in Part A of this Registration Statement for Goldman Sachs BDC, Inc. (and its predecessor Goldman Sachs Liberty Harbor Capital, LLC) (the “Registrant”):

Audited Financial Statements

Report of Independent Registered Public Accounting Firm	F-2

Statements of Assets and Liabilities as of December 31, 2013 and December 31, 2012	F-3

Statements of Operations for the year ended December 31, 2013 and for the period from November 15, 2012 (commencement of operations) to December 31, 2012	F-4

Statements of Changes in Net Assets for the year ended December 31, 2013 and for the period from November 15, 2012 (commencement of operations) to December 31, 2012	F-5

Statements of Cash Flows for the year ended December 31, 2013 and for the period from November 15, 2012 (commencement of operations) to December 31, 2012	F-6

Schedules of Investments as of December 31, 2013 and December 31, 2012	F-7

Notes to Financial Statements	F-10

Unaudited Interim Financial Statements

Statements of Assets and Liabilities as of September 30, 2014 (Unaudited) and December 31, 2013	F-25

Statements of Operations for the three and nine months ended September 30, 2014 (Unaudited) and September 30, 2013 (Unaudited)	F-26

Statements of Changes in Net Assets for the nine months ended September 30, 2014 (Unaudited) and September 30, 2013 (Unaudited)	F-27

Statements of Cash Flows for the nine months ended September 30, 2014 (Unaudited) and September 30, 2013 (Unaudited)	F-28

Schedules of Investments as of September 30, 2014 (Unaudited) and December 31, 2013	F-29

Notes to Financial Statements (Unaudited)	F-34

(2) Exhibits

(a)	Form of Certificate of Incorporation. *

(b)	Form of Bylaws. *

(c)	Not Applicable.

(d)	Form of Stock Certificate. *

(e)	Not Applicable.

(f)	Not Applicable.

(g)	Amended and Restated Investment Management Agreement between the Goldman Sachs BDC, Inc. and Goldman Sachs Asset Management, L.P.*

(h)	Form of Underwriting Agreement. *

(i)	Not Applicable.

(j)	Custody Agreement between Registrant and State Street Bank and Trust Company. *

(k)(1)	Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. *

(k)(2)	Transfer Agency Agreement between Registrant and State Street Bank and Trust Company. *

(k)(3)	Form of Administration Agreement between Registrant and State Street Bank and Trust Company. *

(k)(4)	License Agreement between the Registrant and the Goldman, Sachs & Co. *

(k)(5)	Senior Secured Revolving Credit Agreement, dated as of September 19, 2013 among Goldman Sachs BDC, Inc., as Borrower, the Lenders party thereto, and SunTrust Bank, as Administrative Agent. *

(k)(5)(a)	First Omnibus Amendment to Senior Secured Revolving Credit Agreement and Guarantee and Security Agreement, dated as of October 3, 2014 among Goldman Sachs BDC, Inc., as Borrower, the Lenders party thereto, and SunTrust Bank, as Administrative Agent and as Collateral Agent.*

(k)(6)	Senior Credit Fund, LLC Limited Liability Company Agreement, dated as of July 18, 2014, between Goldman Sachs BDC, Inc. and Regents of the University of California.*

(l)	Opinion and Consent of . *

(m)	Not Applicable.

(n)	Consent of Independent Registered Public Accounting Firm.

(o)	Not Applicable.

(p)	Not Applicable.

(q)	Not Applicable.

(r)(1)	Code of Ethics of Registrant. *

(r)(2)	Code of Ethics of Goldman Sachs Asset Management, L.P. *

*	To be filed by amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$
listing fees
Financial Industry Regulatory Authority fees
Printing expenses
Accounting fees and expenses
Legal fees and expenses
Miscellaneous

Total

Item 28. Persons Controlled by or Under Common Control with Registrant

Not applicable.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Registrant’s common stock at             , 2015.

Title of Class	Number of Record Holders
Common shares, par value $0.001 per share

Item 30. Indemnification

As permitted by Section 102 of the Delaware General Corporation Law (“DGCL”), the Registrant has adopted provisions in its certificate of incorporation, as amended, that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to the Registrant or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to the Registrant or its stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

The Registrant’s certificate of incorporation and bylaws each provide that all directors, officers, employees and agents of the Registrant will be entitled to be indemnified by us to the fullest extent permitted by the DGCL, subject to the requirements of the Investment Company Act. Under Section 145 of the DGCL, the Registrant is permitted to offer indemnification to its directors, officers, employees and agents.

Section 145(a) of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

Section 145(c) of the DGCL provides that to the extent that a present or former director or officer of the corporation has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding.

Section 145(d) of the DGCL provides that in all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only if it is consistent with the Investment Company Act and as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person to be indemnified has met the applicable standard of conduct set forth in those subsections. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders.

Section 145(e) authorizes a corporation to pay expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person to whom the advancement will be made to repay the advanced amounts if it is ultimately determined that he or she was not entitled to be indemnified by the corporation as authorized by Section 145. Section 145(e) also provides that such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents of the corporation, or persons serving at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

Section 145(f) provides that indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of such Section are not to be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

Section 145(g) authorizes a corporation to purchase and maintain insurance on behalf of its current and former directors, officers, employees and agents (and on behalf of any person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, regardless of whether the corporation would have the power to indemnify such persons against such liability under Section 145.

Section 102(b)(7) of the DGCL allows a corporation to provide in its certificate of incorporation a provision that limits or eliminates the personal liability of a director of the corporation to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision may not limit or eliminate the liability of a director (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derived an improper personal benefit. Our certificate of incorporation will provide that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended.

The Administration Agreement provides that we shall indemnify and hold the Administrator harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by the Administrator resulting from any claim, demand, action or suit in connection with the Administrator’s acceptance of this Agreement, any action or omission by it in the performance of its duties hereunder, or as a result of acting upon any instructions reasonably believed by it to have been duly authorized by us or upon reasonable reliance on information or records given or made by us or our investment adviser, provided that this indemnification shall not apply to actions or omissions of the Administrator, its officers or employees in cases of its or their own negligence, bad faith or willful misconduct.

The Underwriting Agreement provides that we will indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act, or contribute to payments that the underwriters may be required to make in respect thereof.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Our Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which our investment adviser, and each managing director, director or executive officer of our investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding our investment adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-37591), and is incorporated herein by reference.

Item 32. Locations of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Goldman Sachs BDC, Inc., c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282;

(2)	the Transfer Agent, Goldman, Sachs & Co., 200 West Street, New York, New York 10282 (State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, which will serve as the transfer agent upon completion of the initial public offering);

(3)	the Custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111; and

(4)	the Investment Adviser, Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.

The Registrant undertakes to suspend the offering of shares until the Prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the Prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

(a)	For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York on the eleventh day of February, 2015.

GOLDMAN SACHS BDC, INC.

By:	/s/ Brendan McGovern
Name:	Brendan McGovern
Title:	Chief Executive Officer and President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Brendan McGovern	Chief Executive Officer and President (Principal Executive Officer)	February 11, 2015
Brendan McGovern

/s/ Jonathan Lamm Jonathan Lamm	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	February 11, 2015

*	Director	February 11, 2015
Ashok N. Bakhru

*	Director	February 11, 2015
John P. Coblentz, Jr.

*	Director	February 11, 2015
Katherine Uniacke

*	Director	February 11, 2015
Richard P. Strubel

*By:	/s/ Caroline Kraus
Caroline Kraus Attorney-in-Fact